UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05159

RS Investment Trust

(Exact name of registrant as specified in charter)

One Bush Street, Suite 900 San Francisco, CA	94104
(Address of principal executive offices)	(Zip code)

Matthew H. Scanlan

c/o RS Investments

One Bush Street, Suite 900

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-766-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

RS GROWTH FUNDS

Class A, C, K and Y Shares

RS SMALL CAP GROWTH FUND

RS SELECT GROWTH FUND

RS MID CAP GROWTH FUND

RS GROWTH FUND

RS TECHNOLOGY FUND

RS SMALL CAP EQUITY FUND

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

RS Investments

Alternatives | Fixed Income | Growth | International | Natural Resources | Value

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Alternatives	Growth	RS Emerging Markets Small Cap Fund
RS Focused Opportunity Fund	RS Small Cap Growth Fund*	RS China Fund
RS Focused Growth Opportunity Fund	RS Select Growth Fund
	RS Mid Cap Growth Fund	Natural Resources
Fixed Income	RS Growth Fund	RS Global Natural Resources Fund
RS Investment Quality Bond Fund	RS Technology Fund
RS Low Duration Bond Fund	RS Small Cap Equity Fund*	Value
RS High Yield Fund		RS Partners Fund*
RS Tax-Exempt Fund	International	RS Value Fund
RS High Income Municipal Bond Fund	RS International Fund	RS Large Cap Alpha Fund
RS Floating Rate Fund	RS Global Fund	RS Investors Fund
RS Strategic Income Fund	RS Emerging Markets Fund

*	The Fund is currently offered only to certain investors. Please contact RS Investments for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

Will 2016 mark a new era in our prevailing investment environment? For clues, we might take a closer look at the recent performance of the U.S. equity markets.

The S&P 500® Index managed to eke out positive returns during 2015. However, the seventh year of this bull market was largely a tale of two halves. The first half of the year was marked by positive returns and low relative volatility. But uncertain global economic growth, turbulent commodity markets, a strong dollar, and a less accommodative Federal Reserve policy conspired to make investors more risk averse during the second half.

The tumult continued in the new year as high volatility and steep drawdowns challenged global markets. Oddly enough, we welcome this challenging environment with open arms.

For several years now exceptionally low short-term interest rates provided a tailwind for equities and, in many cases, helped mask the difference between winners and losers. Stocks just seemed to move en masse.

In such an environment it’s easy to see why the majority of domestic active equity managers lagged their relevant benchmarks. Is it any surprise why passive investing has gained popularity?

But as we look ahead, it is quite possible that 2016 will mark a new era: one of lower correlations and higher volatility. We believe that type of environment is better suited for skilled active managers who use a combination of deep fundamental research and well-defined risk protocols to separate from the average of indexing. Where others may be daunted by this change, we are actually energized.

There’s another exciting change on tap for RS Investments in 2016. It was recently announced that Victory Capital Management has agreed to acquire RS Investment Management Co., with an expected closing date later this summer.

Victory Capital, a multi-boutique asset management firm, has a strong track record of bringing on experienced investment teams and providing them with the right infrastructure and environment to maintain their independence and deliver compelling risk-adjusted returns to their clients.

Victory Capital and RS Investments share many complementary attributes, including autonomous investment teams, a commitment to employee ownership and a culture of putting clients first.

With the evolving investment environment and our changing ownership structure, it’s easy to see why we remain excited about the prospects for 2016 and beyond.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with our firm.

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CEO’S LETTER

Please visit www.rsinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

As with all mutual funds, the value of an investment could decline, so you could lose money.

RS Funds are sold by Prospectus only. Before investing in any RS Fund, you should carefully consider the Fund’s investment objectives, risks, and charges and expenses. To obtain a Fund’s Prospectus and Summary Prospectus, which contain this and other important information, please call 800.766.3863 or visit www.rsinvestments.com. The Prospectus and Summary Prospectus should be read carefully before investing or sending money.

RS Funds are distributed by RS Funds Distributor LLC, member: FINRA, SIPC.

©2015 RS Investment Management Co. LLC

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2015. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double-digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for
Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800.766.3863 and is periodically updated on our website: www.rsinvestments.com.

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RS SMALL CAP GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Small Cap Growth Fund Commentary

Highlights

•

In a volatile year for the U.S. equity markets, the small-cap growth Russell 2000® Growth Index[1] (the “Index”) declined modestly, as slower international growth, a strong dollar, and turbulent commodity markets weighed on corporate earnings and investor appetite for risk.

•

RS Small Cap Growth Fund (the “Fund”) delivered slightly positive performance for the twelve-month period ended December 31, 2015, while also outperforming the Index. The Fund’s performance relative to the Index was driven by stock selection within the technology and financial services sectors. Stock selection within the consumer discretionary and health care sectors offset a portion of the Fund’s relative outperformance.

•	The Fund seeks long-term capital growth by normally investing in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

U.S. equity markets, as measured by the S&P 500® Index,2 delivered generally positive if volatile performance in 2015 as investors weighed resilience in the U.S. economy against a number of factors that weighed on investor confidence. These included weaker growth in Europe and China, turbulence in global commodity markets, the dampening effect of a strong dollar on U.S. exports and corporate earnings, and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policy.

Most equity and fixed income market indices advanced at the start of the year, as lower oil prices and a strong dollar reduced inflation concerns and raised hopes that the Fed might hold off from raising short-term interest rates. Investors also welcomed news of quantitative easing in Europe and China that helped push global interest rates to historic lows. Market performance became more volatile in the second quarter, however, as investors confronted a weather-related slowdown in reported first quarter economic growth and headlines associated with the continued fallout from Greece’s debt crisis. Interest rates also edged higher as markets began to price in the likelihood of a Fed interest rate hike by year-end. On a positive note, healthy corporate balance sheets helped to spur a new round of merger and acquisition activity, especially within media, technology, and biotech industries.

Concerns over weakening global economic growth, especially in China, escalated in the third quarter, which caused risk-averse investors to reduce exposure to companies with cyclical or international risk. There were also signs that the strong dollar and weaker

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RS SMALL CAP GROWTH FUND

growth abroad were starting to hurt the earnings of companies with multinational exposure. Markets regained some of the lost ground in the fourth quarter, as investors welcomed the effect that resilient consumers had on U.S. economic growth, an area that remains a bright spot in the global landscape. Fed policymakers were confident enough in the health of the U.S. economy to raise the federal funds rate by 25 basis points on December 15, 2015, the first Fed tightening since 2006. U.S. markets delivered positive performance in the fourth quarter despite persistent concerns over slower global economic growth, pushing returns for the S&P 500® Index into positive territory for the year.

Performance Update

The Fund (Class A Shares) returned 0.08% for the twelve-month period ended December 31, 2015, and outperformed the Index, which returned -1.38%.

Portfolio Review

Stock selection within the technology sector was a strong driver of performance relative to the Index. This was due in part to an investment in Proofpoint, a provider of comprehensive cloud-based cybersecurity solutions. Proofpoint continued to report strong earnings growth as it capitalized on the ongoing enterprise migration to cloud-based applications requiring next-generation security solutions.

Within the health care sector, relative performance was aided by a number of holdings, notably Ultragenyx and Ligand Pharmaceuticals. Ultragenyx is an early stage biotech company with a diversified pipeline of orphan drugs targeting several rare, but serious genetic diseases. Orphan drugs often benefit from an accelerated FDA approval process given the high needs of their target patient populations.

Ligand Pharmaceuticals is a company that receives royalties from a variety of drugs developed by other biotech and pharmaceutical companies. Ligand’s stock delivered strong performance for the year, reflecting strong metrics for several of its partnership drugs, notably GlaxoSmithKline’s anemia treatment Promacta and Amgen’s cancer drug Kyprolis.

Detractors from performance in health care included two biotech companies that received disappointing clinical trial news late in the year, prompting declines in their share prices. Chimerix’s antiviral drug showed less than expected effectiveness in late-stage trials, triggering a sell-off in the stock. Shares of biopharmaceuticals company Zafgen also corrected sharply after the FDA suspended trials of its obesity drug due to safety concerns. To manage risk in the biotech area, we continued to maintain small position sizes, even as we relied on a disciplined risk management process to sell any stock when its near-term risks overshadow long-term opportunity. By year-end, we had liquidated our investment in Zafgen and sharply cut back our holdings in Chimerix.

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RS SMALL CAP GROWTH FUND

Another detractor from performance, financial services firm PRA Group, buys delinquent debt from credit card companies and then deploys its proprietary methodology to recover payment. We exited the position after changing pricing metrics in the credit card receivables business hurt the company’s profit margins.

Outlook

Looking ahead, we remain optimistic on prospects for U.S. economic growth, even though we recognize the headwinds posed by slower growth abroad, a strong dollar, commodity market volatility, and a less accommodative Fed. While we recognize these various potential headwinds, we would note that U.S. economic growth is still forecast to outpace the rest of the developed world and U.S. interest rates remain near historic lows even with the recent Fed tightening. We believe that the current environment remains supportive of small-cap stocks, many of which are trading at their most attractive valuations in recent years, in our view. We remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS SMALL CAP GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $2,370,349,967

Top Ten Holdings[3] As of December 31, 2015

Holding	% of Total Net Assets
LogMeIn, Inc.	3.35%
The Ultimate Software Group, Inc.	3.12%
Take-Two Interactive Software, Inc.	2.99%
Proofpoint, Inc.	2.81%
NxStage Medical, Inc.	2.38%
IMAX Corp.	2.37%
Western Alliance Bancorp	2.34%
Ritchie Bros. Auctioneers, Inc.	2.33%
Monolithic Power Systems, Inc.	2.32%
Restoration Hardware Holdings, Inc.	2.26%
Total	26.27%

Sector Allocation[4] As of December 31, 2015

1

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS SMALL CAP GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/30/87)
without sales charge	0.08%	17.76%	12.85%	8.88%	13.28%
with sales charge	-4.68%	15.86%	11.76%	8.35%	13.08%
Class C Shares (9/6/07)
without sales charge	-0.67%	16.81%	11.79%	—	6.75%
with sales charge	-1.65%	16.81%	11.79%	—	6.75%
Class K Shares (1/22/07)	-0.26%	17.25%	12.30%	—	8.27%
Class Y Shares (5/1/07)	0.36%	18.09%	13.19%	—	8.85%
Russell 2000® Growth Index[1]	-1.38%	14.28%	10.67%	7.95%	8.76%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Small Cap Growth Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (9/6/07), Class K shares (1/22/07), and Class Y shares (5/1/07) would have the following values as of December 31, 2015: $17,226 (Class C), $20,352 (Class K), and $20,863 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS SELECT GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Select Growth Fund Commentary

Highlights

•

In a volatile year for U.S. equity markets, small- and mid-cap stocks, as measured by the Russell 2000® Index[1] and the Russell Midcap® Index,[2] declined as slower international growth, a strong dollar, and turbulent commodity markets weighed on corporate earnings and investor appetite for risk.

•

RS Select Growth Fund (the “Fund”) slightly underperformed the Russell 2500™ Growth Index[3] for the twelve-month period ended December 31, 2015, and outperformed the Russell 2000® Growth Index.[4] Stock selection within the technology and financial services sectors was a significant contributor to performance relative to the Russell 2500™ Growth Index, while stock selection within health care was the largest detractor.

•	The Fund seeks long-term capital growth by normally investing in small- and mid-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

U.S. equity markets, as measured by the S&P 500® Index,5 delivered generally positive if volatile performance in 2015 as investors weighed resilience in the U.S. economy against a number of factors that weighed on investor confidence. These included weaker growth in Europe and China, turbulence in global commodity markets, the dampening effect of a strong dollar on U.S. exports and corporate earnings, and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policy.

Most equity and fixed income market indices advanced at the start of the year, as lower oil prices and a strong dollar reduced inflation concerns and raised hopes that the Fed might hold off from raising short-term interest rates. Investors also welcomed news of quantitative easing in Europe and China that helped push global interest rates to historic lows. Market performance became more volatile in the second quarter, however, as investors confronted a weather-related slowdown in reported first quarter economic growth and headlines associated with the continued fallout from Greece’s debt crisis. Interest rates also edged higher as markets began to price in the likelihood of a Fed interest rate hike by year-end. On a positive note, healthy corporate balance sheets helped to spur a new round of merger and acquisition activity, especially within media, technology, and biotech industries.

Concerns over weakening global economic growth, especially in China, escalated in the third quarter, which caused risk-averse investors to reduce exposure to companies with cyclical or international risk. There were also signs that the strong dollar and weaker growth abroad were starting to hurt the earnings of companies with multinational

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RS SELECT GROWTH FUND

exposure. Markets regained some of the lost ground in the fourth quarter, as investors welcomed the effect that resilient consumers had on U.S. economic growth, an area that remains a bright spot in the global landscape. Fed policymakers were confident enough in the health of the U.S. economy to raise the federal funds rate by 25 basis points on December 15, 2015, the first Fed tightening since 2006. U.S. markets delivered positive performance in the fourth quarter despite persistent concerns over slower global economic growth, pushing returns for the S&P 500® Index into positive territory for the year.

Performance Update

The Fund (Class A Shares) returned -0.38% for the twelve-month period ended December 31, 2015, underperforming the benchmark Russell 2500™ Growth Index and outperforming the benchmark Russell 2000® Growth Index, which returned -0.19% and -1.38%, respectively, for the twelve-month period.

Portfolio Review

Within the financial services sector, the Fund’s relative performance benefited from an investment in Euronet Worldwide, a global financial services provider with growing market share in the money transfer, e-pay services, and ATM operations businesses. The company continued to report impressive financial performance, aided in part by favorable trends in the marketplace.

A strong positive contributor within the technology sector, LogMeIn provides cloud-based solutions that enable users to remotely access network applications and data from multiple devices in remote locations. The company’s earnings growth remained robust, supported by new growth initiatives and strength in its flagship software-as-a-service business.

Within the health care sector, Fund performance was assisted by an investment in Ligand Pharmaceuticals, a company that receives royalties from a variety of drugs developed by other biotech and pharmaceutical companies. Ligand’s stock performed well during the year, reflecting strong metrics for several of its partnership drugs, including GlaxoSmithKline’s anemia treatment Promacta and Amgen’s cancer drug Kyprolis.

A detractor from performance within the health care sector, ExamWorks, provides insurance companies and other third parties with independent medical examinations aimed at reducing health care fraud. We decided to liquidate our investment late in the year after heightened competitive pressures hurt the company’s financial performance.

We also liquidated our long-term investment in financial services company PRA Group. PRA buys delinquent debt from credit card companies and then deploys its proprietary methodology to recover payment. As credit card companies have retrenched in the face

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RS SELECT GROWTH FUND

of regulatory scrutiny, pricing metrics in PRA’s core business changed, hindering profit margins.

Hotel chain La Quinta Holdings was another detractor from performance. The stock sold off in the second half of the year following news of a management change and weaker-than-expected revenue trends, due in part to weak economic growth in Texas, where a number of its properties are located.

Outlook

Looking ahead, we remain optimistic on prospects for U.S. economic growth, even though we recognize the headwinds posed by slower growth abroad, a strong dollar, commodity market volatility, and a less accommodative Fed. While we recognize these various potential headwinds, we would note that U.S. economic growth is still forecast to outpace the rest of the developed world and U.S. interest rates remain near historic lows even with the recent Fed tightening. We believe that the current environment remains supportive of small- and mid-cap stocks, many of which are trading at their most attractive valuations in recent years, in our view. We remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation.

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RS SELECT GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $725,544,384

Top Ten Holdings[6] As of December 31, 2015

Holding	% of Total Net Assets
LogMeIn, Inc.	4.18%
Ligand Pharmaceuticals, Inc.	3.73%
Six Flags Entertainment Corp.	3.54%
Jazz Pharmaceuticals PLC	3.11%
Fortune Brands Home & Security, Inc.	3.10%
Ritchie Bros. Auctioneers, Inc.	3.03%
Ulta Salon, Cosmetics & Fragrance, Inc.	2.99%
Pinnacle Foods, Inc.	2.98%
Horizon Pharma PLC	2.76%
Euronet Worldwide, Inc.	2.76%
Total	32.18%

Sector Allocation[7] As of December 31, 2015

1

The Russell 2000® Index is an unmanaged market-capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The Russell 2500™ Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2500™ Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2500™ Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
7	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS SELECT GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (8/1/96)
without sales charge	-0.38%	11.56%	11.64%	8.55%	11.00%
with sales charge	-5.10%	9.77%	10.56%	8.02%	10.73%
Class C Shares (11/15/07)
without sales charge	-1.17%	10.68%	10.71%	—	6.72%
with sales charge	-2.07%	10.68%	10.71%	—	6.72%
Class K Shares (2/12/07)	-0.88%	10.99%	10.94%	—	7.50%
Class Y Shares (5/1/09)	-0.12%	11.86%	11.95%	—	17.98%
Russell 2500™ Growth Index[3]	-0.19%	14.55%	11.43%	8.49%	8.02%	*
Russell 2000® Growth Index[4]	-1.38%	14.28%	10.67%	7.95%	6.52%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Select Growth Fund and in the Russell 2500™ Growth Index and the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (11/15/07), Class K shares (2/12/07), and Class Y shares (5/1/09) would have the following values as of December 31, 2015: $16,969 (Class C), $19,007 (Class K), and $30,135 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS MID CAP GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Mid Cap Growth Fund Commentary

Highlights

•

In a generally volatile year for U.S. equity markets, mid-cap growth stocks, as measured by the Russell Midcap® Growth Index[1] (the “Index”), declined modestly, as slower global economic growth, a strong dollar, and turbulent commodity markets weighed on corporate earnings and investor appetite for risk.

•

RS Mid Cap Growth Fund (the “Fund”) returned slightly positive performance for the twelve-month period ended December 31, 2015, and outpaced the Index, which had a negative return. The Fund’s performance relative to the Index was supported by stock selection within the financial services, energy, technology, consumer staples, and consumer discretionary sectors. Stock selection within the health care, producer durables, materials, and utilities sectors hindered relative performance.

•	The Fund seeks long-term capital growth by normally investing in mid-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

U.S. equity markets, as measured by the S&P 500® Index,2 delivered generally positive if volatile performance in 2015 as investors weighed resilience in the U.S. economy against a number of factors that weighed on investor confidence. These included weaker growth in Europe and China, turbulence in global commodity markets, the dampening effect of a strong dollar on U.S. exports and corporate earnings, and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policy.

Most equity and fixed income market indices advanced at the start of the year, as lower oil prices and a strong dollar reduced inflation concerns and raised hopes that the Fed might hold off from raising short-term interest rates. Investors also welcomed news of quantitative easing in Europe and China that helped push global interest rates to historic lows. Market performance became more volatile in the second quarter, however, as investors confronted a weather-related slowdown in reported first quarter economic growth and headlines associated with the continued fallout from Greece’s debt crisis. Interest rates also edged higher as markets began to price in the likelihood of a Fed interest rate hike by year-end. On a positive note, healthy corporate balance sheets helped to spur a new round of merger and acquisition activity, especially within media, technology, and biotech industries.

Concerns over weakening global economic growth, especially in China, escalated in the third quarter, which caused risk-averse investors to reduce exposure to companies with

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RS MID CAP GROWTH FUND

cyclical or international risk. There were also signs that the strong dollar and weaker growth abroad were starting to hurt the earnings of companies with multinational exposure. Markets regained some of the lost ground in the fourth quarter, as investors welcomed the effect that resilient consumers had on U.S. economic growth, an area that remains a bright spot in the global landscape. Fed policymakers were confident enough in the health of the U.S. economy to raise the federal funds rate by 25 basis points on December 15, 2015, the first Fed tightening since 2006. U.S. markets delivered generally positive performance in the fourth quarter despite persistent concerns over slower global economic growth, pushing returns for the S&P 500® Index into positive territory for the year.

Performance Update

The Fund (Class A Shares) gained 0.74% for the twelve-month period ended December 31, 2015, outperforming the Index, which returned -0.20%.

Portfolio Review

Within the financial services sector, the Fund’s relative performance benefited from an investment in Euronet Worldwide, a global financial services provider with growing market share in the money transfer, e-pay services, and ATM operations businesses. The company continued to report impressive financial performance, aided in part by favorable trends in the marketplace.

Another positive contributor, Constellation Brands, owns a diverse portfolio of branded beers, wines, and spirits. The company reported strong sales trends for its beer brands, including Corona and Modelo, and the acquisition of Ballast Point Brewery, which has provided the company with what it considers to be a meaningful stake in the fast-growing craft beer market.

The strongest contributor to the Fund’s performance within the technology sector, interactive entertainment company Activision Blizzard, delivered strong revenue and earnings growth as it capitalized on the gaming hardware upgrade cycle, a move toward more cost-effective digital distribution, and strong consumer demand for its popular gaming franchises, including Call of Duty and Skylanders.

Relative performance was hurt by stock selection within the consumer discretionary sector, due in part to an investment in women’s athletic apparel retailer lululemon athletica. The company was challenged throughout the year by shifting consumer tastes and an unanticipated inventory build. We trimmed our investment given near-term uncertainty for the business.

A strong U.S. dollar and weaker global demand dampened performance by several Fund investments with multinational exposure. These included WestRock, a global seller of paper and packaging materials, and technology holding Micron Technology, a

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RS MID CAP GROWTH FUND

supplier of high-end semiconductor and DRAM (dynamic random access memory) components. We decided to exit our investment in Micron Technology given the near-term cyclical uncertainty in its DRAM business. Both stocks were detractors for the year.

Outlook

Looking ahead, we remain optimistic on prospects for U.S. economic growth, even though we recognize the headwinds posed by slower growth abroad, a strong dollar, commodity market volatility, and a less accommodative Fed. While we recognize these various potential headwinds, we would note that U.S. economic growth is still forecast to outpace the rest of the developed world and U.S. interest rates remain near historic lows even with the recent Fed tightening. We believe that the current environment remains supportive of mid-cap stocks, many of which are trading at their most attractive valuations in recent years, in our view. We remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS MID CAP GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $398,598,836

Top Ten Holdings[3] As of December 31, 2015

Holding	% of Total Net Assets
Six Flags Entertainment Corp.	3.53%
The JM Smucker Co.	3.27%
Fortune Brands Home & Security, Inc.	3.05%
Pinnacle Foods, Inc.	3.04%
Ritchie Bros. Auctioneers, Inc.	2.80%
Activision Blizzard, Inc.	2.70%
Constellation Brands, Inc., Class A	2.62%
Palo Alto Networks, Inc.	2.53%
Dollar Tree, Inc.	2.51%
Ulta Salon, Cosmetics & Fragrance, Inc.	2.48%
Total	28.53%

Sector Allocation[4] As of December 31, 2015

1

The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS MID CAP GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (7/12/95)
without sales charge	0.74%	15.79%	12.50%	6.74%	9.31%
with sales charge	-4.02%	13.93%	11.41%	6.21%	9.05%
Class C Shares (5/21/07)
without sales charge	-0.16%	14.80%	11.52%	—	4.11%
with sales charge	-1.16%	14.80%	11.52%	—	4.11%
Class K Shares (12/4/06)	0.21%	15.24%	11.93%	—	5.38%
Class Y Shares (5/1/07)	1.02%	16.09%	12.79%	—	5.93%
Russell Midcap® Growth Index[1]	-0.20%	14.88%	11.54%	8.16%	8.87%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Mid Cap Growth Fund and in the Russell Midcap® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/21/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of December 31, 2015: $14,147 (Class C), $16,094 (Class K), and $16,480 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Growth Fund Commentary

Highlights

•

In a volatile year for U.S. equity markets, large-cap growth stocks, as measured by the Russell 1000® Growth Index[1] (the “Index”), delivered positive performance in 2015, as large-cap growth companies continued to grow top-line sales and bottom-line earnings despite slower global economic growth, a strong dollar, and turbulent commodity markets that weighed on broader corporate earnings and investor appetite for risk.

•

RS Growth Fund (the “Fund”) had a positive return for the twelve-month period ended December 31, 2015, but underperformed the Index. The Fund’s performance relative to the Index was dampened in particular by stock selection within the health care sector. Stock selection in the technology sector was the largest sector contributor to relative performance.

•	The Fund seeks long-term capital growth by normally investing in large-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

U.S. equity markets were generally volatile in 2015, as the S&P 500® Index2 returned 1.38% over the 12-month period ended December 31, 2015. Despite the resilience in the U.S. economy, a number of factors weighed on investor confidence. These included weaker growth in Europe and China, turbulence in global commodity markets, the dampening effect of a strong dollar on U.S. exports and corporate earnings, and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policy.

At the start of the year, most equity and fixed income market indices advanced, as lower oil prices and a strong dollar reduced inflation concerns and raised hopes that the Fed might hold off from raising short-term interest rates. Investors also welcomed news of quantitative easing in Europe and China that helped to push global interest rates to historic lows. Market performance became more volatile in the second quarter, however, as investors confronted news of a weather-related slowdown in first quarter growth and more fallout from Greece’s debt crisis. Interest rates also edged higher as markets began to price in the likelihood of a Fed interest rate hike by year-end. On a positive note, corporate balance sheets remained healthy, and helped to spur a new round of merger and acquisition activity, especially in the media, technology, and biotech areas.

Concerns over weakening global economic growth, especially in China, escalated in the third quarter, which caused risk-averse investors to reduce exposure to companies with cyclical or international risk. There were also signs that the strong dollar and weaker

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RS GROWTH FUND

growth abroad were starting to hurt the earnings of companies with multinational exposure. Markets regained some of the lost ground in the fourth quarter, as investors welcomed the effects of improving job gains and resilient growth in the U.S. economy, which remains a bright spot on the global landscape. Fed policymakers were confident enough in the health of the U.S. economy to raise the federal funds rate by 25 basis points on December 15, 2015, the first Fed tightening since 2006. While markets delivered generally positive performance in the fourth quarter, persistent concerns over slower global economic growth, declining oil prices, a strong dollar, and terrorist threats contributed to ongoing volatility.

Performance Update

The Fund (Class A Shares) returned 3.94% for the twelve-month period ended December 31, 2015, underperforming the Index, which gained 5.67%.

Portfolio Review

Stock selection in the health care sector weighed on performance relative to the Index, due in part to stock selections within the growth-oriented biotech industry that were often out of favor throughout the year with more conservative investors. One of the Fund’s largest detractors was Biogen, a biotech company with established and profitable franchises treating multiple sclerosis and HIV. The stock sold off in a difficult third quarter for biotech shares after the company’s highly anticipated Alzheimer’s drug candidate delivered disappointing results in Phase 3 trials. We decided to sell our shares of Biogen because of this news and our concerns over increased generic competition for some of its lead products.

We also exited our investment in specialty foods retailer Whole Foods Market, Inc., another detractor from performance. A strong performer for the Fund in recent years, Whole Foods’ stock struggled early in 2015 as the company faced heightened competition in the natural foods retail space.

A strong dollar and weaker global demand challenged several Fund investments with multinational exposure. These included WestRock, a global seller of paper and packaging materials, another detractor.

On a positive note, social networking and advertising company Facebook was once again a strong contributor to Fund performance. Facebook continued to find ways to monetize the popularity of its social media site and mobile platform, and reported strong earnings performance supported by rapid growth in its advertising revenues.

Another positive contributor in the technology sector, interactive entertainment company Activision Blizzard, delivered strong revenue and earnings growth as it capitalized on the gaming hardware upgrade cycle, a move toward more cost-effective digital distribution, and strong consumer demand for its popular gaming franchises, including Call of Duty and Skylanders.

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RS GROWTH FUND

In the consumer staples sector, beverage company Constellation Brands was a strong performer in 2015, aided by strong sales trends for its beer brands, including Corona and Modelo, and the acquisition of Ballast Point Brewery, which has provided the company with what it considers to be a meaningful stake in the fast-growing craft beer market.

Outlook

Looking ahead, we remain optimistic on prospects for U.S. economic growth, even though we recognize the headwinds posed by slower growth abroad, a strong dollar, commodity market volatility, and a less accommodative Fed. While we recognize these various potential headwinds, we would note that U.S. economic growth is still forecast to outpace the rest of the developed world and U.S. interest rates remain near historic lows even with the recent Fed tightening. We believe that the current environment remains supportive of growth stocks, many of which are trading at their most attractive valuations in recent years, in our view. We remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $254,860,314

Top Ten Holdings[3] As of December 31, 2015

Holding	% of Total Net Assets
Alphabet, Inc., Class C	5.05%
Celgene Corp.	4.91%
Facebook, Inc., Class A	4.83%
Gilead Sciences, Inc.	4.70%
Amazon.com, Inc.	4.60%
The Home Depot, Inc.	3.73%
Apple, Inc.	3.60%
The JM Smucker Co.	3.50%
The Walt Disney Co.	3.44%
General Electric Co.	3.22%
Total	41.58%

Sector Allocation[4] As of December 31, 2015

1

The Russell 1000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/12/92)	3.94%	17.97%	13.27%	6.95%	9.75%
without sales charge	-1.01%	16.07%	12.18%	6.43%	9.52%
with sales charge
Class C Shares (6/29/07)	3.09%	16.94%	12.16%	—	4.77%
without sales charge	2.13%	16.94%	12.16%	—	4.77%
with sales charge
Class K Shares (11/27/06)	3.28%	17.23%	12.60%	—	5.97%
Class Y Shares (5/01/07)	4.20%	18.25%	13.55%	—	6.60%
Russell 1000® Growth Index[1]	5.67%	16.83%	13.53%	8.53%	8.49%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Growth Fund and in the Russell 1000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (6/29/07), Class K shares (11/27/06), and Class Y shares (5/1/07) would have the following values as of December 31, 2015: $14,860 (Class C), $16,948 (Class K), and $17,402 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS TECHNOLOGY FUND

Investment Style:

Technology Sector

RS Technology Fund Commentary

Highlights

•	Technology stocks, as measured by the S&P North American Technology Sector Index™[1] (the “Index”), delivered positive performance in 2015, materially outpacing the broader S&P 500® Index.[2]

•

RS Technology Fund (the “Fund”) delivered a positive return, but underperformed the Index for the twelve-month period ended December 31, 2015, as the Fund was negatively impacted by its investments across the capitalization spectrum as investors favored large-cap technology stalwarts.

•	The Fund seeks long-term capital growth by investing in technology companies that we believe have greater earnings potential relative to market expectations.

Market Overview

U.S. equity markets were generally volatile in 2015, as the S&P 500® Index returned 1.38% over the 12-month period ended December 31, 2015. Despite the resilience in the U.S. economy, a number of factors weighed on investor confidence. These included weaker growth in Europe and China, turbulence in global commodity markets, the dampening effect of a strong dollar on U.S. exports and corporate earnings, and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policy.

At the start of the year, most equity and fixed income market indices advanced, as lower oil prices and a strong dollar reduced inflation concerns and raised hopes that the Fed might hold off from raising short-term interest rates. Investors also welcomed news of quantitative easing in Europe and China that helped to push global interest rates to historic lows. Market performance became more volatile in the second quarter, however, as investors confronted news of a weather-related slowdown in first quarter growth and more fallout from Greece’s debt crisis. Interest rates also edged higher as markets began to price in the likelihood of a Fed interest rate hike by year-end. On a positive note, corporate balance sheets remained healthy, and helped to spur a new round of merger and acquisition activity, especially in the media, technology, and biotech areas.

Concerns over weakening global economic growth, especially in China, escalated in the third quarter, which caused risk-averse investors to reduce exposure to companies with cyclical or international risk. There were also signs that the strong dollar and weaker growth abroad were starting to hurt the earnings of companies with multinational exposure. Markets regained some of the lost ground in the fourth quarter, as investors welcomed the effects of improving job gains and resilient growth in the U.S. economy, which remains a bright spot in the global landscape. Fed policymakers were confident enough in the health of the U.S. economy to raise the federal funds rate by 25 basis points on December 15, 2015, the first Fed tightening since 2006. While U.S. equity markets delivered generally positive performance in the fourth quarter, persistent concerns over slower global economic growth, declining oil prices, a strong dollar, and terrorist threats contributed to ongoing volatility.

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RS TECHNOLOGY FUND

Fund Performance Overview

The Fund (Class A Shares) returned 5.89% for the twelve-month period ended December 31, 2015, underperforming a 9.91% return by the Index but significantly outperforming a 1.38% return by the broader S&P 500® Index.

Portfolio Review

We continue to seek disciplined technology companies across a range of market capitalizations, which we believe will provide strong investment performance over the long term, but may at times hinder the Fund’s performance relative to the Index. This was the case in 2015, when a number of the Fund’s smaller-cap, higher valuation technology shares underperformed the large-cap, more stable growing, bellwether technology stocks that are heavily weighted in the Index.

Detractors included Micron Technology, a leading supplier of high-end semiconductor and DRAM components. We sold our investment in Micron once we recognized that a strong dollar and global economic pressures had created challenges in the company’s key DRAM business.

Silicon Graphics, a company that makes large-scale, high-performance supercomputers used for complex computing challenges such as gene sequencing, encountered turbulence in 2015 amid currency pressures and the delay of several large orders. We sold the investment in the fourth quarter, but the stock was still a drag on Fund performance.

The largest detractor from the Fund’s performance was an underweight position in Microsoft, one of the heaviest weighted stocks in the Index. Shares of Microsoft surged in the fourth quarter after the company reported better-than-expected earnings from its cloud- and mobile-based applications.

On a positive note, the Fund’s underweight positions in computer company Apple and enterprise cloud-based software provider Oracle helped to shield the Fund from declining share price performance for both stocks, benefiting the Fund’s relative performance. Apple’s stock was hurt by weakening sales trends in key product markets, while Oracle saw its business hurt by currency issues and other global pressures. By year-end, we liquidated our investments in Microsoft, Apple, and Oracle given our concerns over relative valuations and our view that there were better long-term earnings growth opportunities tied to many nimble, early stage technology companies.

The Fund’s relative performance benefited from our Activision Blizzard holding. The interactive media company experienced healthy revenue and earnings growth in 2015, supported by a hardware upgrade cycle, a move toward cost-effective digital distribution, and strong consumer demand for its popular gaming franchises, including Call of Duty and Destiny.

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RS TECHNOLOGY FUND

Outlook

As we look ahead, we remain optimistic on long-term prospects for technology investments across the full spectrum of market caps. We continue to seek to position the Fund to capitalize on what we view as promising trends, such as industry consolidation, expanding data traffic, cloud computing, social networking, demand for IT efficiency, and state-of-the-art cyber security.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements, and changing customer demands. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

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RS TECHNOLOGY FUND

Characteristics (unaudited)

Total Net Assets: $149,056,970

Top Ten Holdings[3] As of December 31, 2015

Holding	% of Total Net Assets
Alphabet, Inc., Class C	10.06%
Facebook, Inc., Class A	7.90%
Amazon.com, Inc.	5.47%
Activision Blizzard, Inc.	4.14%
Avago Technologies Ltd.	3.53%
Salesforce.com, Inc.	3.38%
Equinix, Inc.	2.44%
M/A-COM Technology Solutions Holdings, Inc.	2.36%
LinkedIn Corp., Class A	2.23%
LogMeIn, Inc.	2.22%
Total	43.73%

Sector Allocation[4] As of December 31, 2015

1

The S&P North American Technology Sector IndexTM is a modified capitalization-weighted index based on a universe of technology-related stocks. Since inception return for the S&P North American Technology Sector IndexTM reflects, for periods after August 29, 1996, the reinvestment of dividends paid on the securities constituting the index; for periods through August 29, 1996, index return does not reflect the reinvestment of dividends. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS TECHNOLOGY FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/15/95)
without sales charge	5.89%	17.51%	9.13%	9.14%	9.20%
with sales charge	0.88%	15.61%	8.07%	8.61%	8.93%
Class C Shares (5/2/07)
without sales charge	5.08%	16.54%	8.27%	—	7.85%
with sales charge	4.14%	16.54%	8.27%	—	7.85%
Class K Shares (1/19/07)	5.38%	16.92%	8.57%	—	8.88%
Class Y Shares (5/1/07)	6.11%	17.83%	9.46%	—	9.25%
S&P North American Technology Sector Index™[1]	9.91%	19.47%	14.26%	9.97%	9.01%	*
S&P 500® Index[2]	1.38%	15.13%	12.57%	7.31%	8.34%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Technology Fund and in the S&P North American Technology Sector IndexTM and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/2/07), Class K shares (1/19/07), and Class Y shares (5/1/07) would have the following values as of December 31, 2015: $19,246 (Class C), $21,421 (Class K), and $21,537 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS SMALL CAP EQUITY FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Small Cap Equity Fund Commentary

Highlights

•

In a volatile year for the U.S. equity markets, the small-cap growth Russell 2000® Growth Index[1] (the “Index”) declined modestly, as slower international growth, a strong dollar, and turbulent commodity markets weighed on corporate earnings and investor appetite for risk.

•

RS Small Cap Equity Fund (the “Fund”) delivered slightly positive performance for the twelve-month period ended December 31, 2015, while also outperforming the Index. The Fund’s performance relative to the Index was driven by stock selection within the technology and financial services sectors. Stock selection within the consumer discretionary and health care sectors offset a portion of the Fund’s relative outperformance.

•	The Fund seeks long-term capital growth by normally investing in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

U.S. equity markets, as measured by the S&P 500® Index,2 delivered generally positive if volatile performance in 2015 as investors weighed resilience in the U.S. economy against a number of factors that weighed on investor confidence. These included weaker growth in Europe and China, turbulence in global commodity markets, the dampening effect of a strong dollar on U.S. exports and corporate earnings, and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policy.

Most equity and fixed income market indices advanced at the start of the year, as lower oil prices and a strong dollar reduced inflation concerns and raised hopes that the Fed might hold off from raising short-term interest rates. Investors also welcomed news of quantitative easing in Europe and China that helped push global interest rates to historic lows. Market performance became more volatile in the second quarter, however, as investors confronted a weather-related slowdown in reported first quarter economic growth and headlines associated with the continued fallout from Greece’s debt crisis. Interest rates also edged higher as markets began to price in the likelihood of a Fed interest rate hike by year-end. On a positive note, healthy corporate balance sheets helped to spur a new round of merger and acquisition activity, especially within media, technology, and biotech industries.

Concerns over weakening global economic growth, especially in China, escalated in the third quarter, which caused risk-averse investors to reduce exposure to companies with cyclical or international risk. There were also signs that the strong dollar and weaker

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RS SMALL CAP EQUITY FUND

growth abroad were starting to hurt the earnings of companies with multinational exposure. Markets regained some of the lost ground in the fourth quarter, as investors welcomed the effect that resilient consumers had on U.S. economic growth, an area that remains a bright spot in the global landscape. Fed policymakers were confident enough in the health of the U.S. economy to raise the federal funds rate by 25 basis points on December 15, 2015, the first Fed tightening since 2006. U.S. markets delivered generally positive performance in the fourth quarter despite persistent concerns over slower global economic growth, pushing returns for the S&P 500® Index into positive territory for the year.

Performance Update

The Fund (Class A Shares) returned 0.61% for the twelve-month period ended December 31, 2015, and outperformed the Index, which returned -1.38%.

Portfolio Review

The Fund’s relative performance was assisted by stock selection in the technology sector, especially investments within cloud computing. These investments included LogMeIn, a provider of cloud-based solutions that enable users to remotely access network applications and data from multiple devices in remote locations. The company continued to report impressive earnings growth, supported by new growth initiatives and strength in its flagship software-as-a-service business. The growth in cloud computing is also driving demand for next-generation security, creating opportunities for Proofpoint, a provider of comprehensive cloud-based cybersecurity solutions. Proofpoint was another strong contributor to Fund performance for the year.

Relative performance was also aided by an investment in biotechnology company Loxo Oncology. Loxo is developing personalized, targeted treatments that use genetic markers to address certain kinds of cancers. The company’s lead product LOXO-101 is in Phase 1 trials.

Detractors in health care included two biotech companies that received disappointing clinical trial news late in the year, prompting declines in their share prices. Chimerix’s antiviral drug showed less than expected effectiveness in late-stage trials, triggering a sell-off in the stock. Shares of biopharmaceuticals company Zafgen also corrected sharply after the FDA suspended trials of its obesity drug due to safety concerns. To manage risk in the biotech area, we continue to maintain small position sizes, even as we rely on a disciplined risk management process to sell any stock when its near-term risks overshadow long-term opportunity. By year-end, we had liquidated our investment in Zafgen and sharply cut back our holdings in Chimerix.

Another detractor, financial services firm PRA Group, buys delinquent debt from credit card companies and then deploys its proprietary methodology to recover payment. We exited the position after changing pricing metrics in the credit card receivables business hurt the company’s profit margins.

30	www.rsinvestments.com

RS SMALL CAP EQUITY FUND

Outlook

Looking ahead, we remain optimistic on prospects for U.S. economic growth, even though we recognize the headwinds posed by slower growth abroad, a strong dollar, commodity market volatility, and a less accommodative Fed. While we recognize these various potential headwinds, we would note that U.S. economic growth is still forecast to outpace the rest of the developed world and U.S. interest rates remain near historic lows even with the recent Fed interest rate tightening. We believe that the current environment remains supportive of small-cap stocks, many of which are trading at their most attractive valuations in recent years, in our view. We remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

www.rsinvestments.com	31

RS SMALL CAP EQUITY FUND

Characteristics (unaudited)

Total Net Assets: $72,794,734

Top Ten Holdings[3] As of December 31, 2015

Holding	% of Total Net Assets
LogMeIn, Inc.	3.64%
The Ultimate Software Group, Inc.	2.95%
Proofpoint, Inc.	2.92%
Take-Two Interactive Software, Inc.	2.81%
NxStage Medical, Inc.	2.50%
Monolithic Power Systems, Inc.	2.37%
Western Alliance Bancorp	2.35%
Ritchie Bros. Auctioneers, Inc.	2.32%
IMAX Corp.	2.24%
Pinnacle Foods, Inc.	2.21%
Total	26.31%

Sector Allocation[4] As of December 31, 2015

1

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

32	www.rsinvestments.com

RS SMALL CAP EQUITY FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/1/97)
without sales charge	0.61%	18.27%	13.13%	9.84%	9.65%
with sales charge	-4.18%	16.37%	12.04%	9.30%	9.36%
Class C Shares (8/7/00)
without sales charge	-0.17%	17.31%	12.17%	8.88%	5.97%
with sales charge	-0.74%	17.31%	12.17%	8.88%	5.97%
Class K Shares (5/15/01)	0.16%	17.80%	12.73%	9.47%	8.54%
Class Y Shares (5/1/07)	0.18%	18.32%	13.29%	—	8.53%
Russell 2000® Growth Index[1]	-1.38%	14.28%	10.67%	7.95%	6.80%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Small Cap Equity Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (5/1/07) would have the following values as of December 31, 2015: $23,423 (Class C), $24,704 (Class K), and $20,332 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Park Avenue Small Cap Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

www.rsinvestments.com	33

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2015. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double-digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for
Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800.766.3863 and is periodically updated on our website: www.rsinvestments.com.

34	www.rsinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015, to December 31, 2015. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

www.rsinvestments.com	35

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15-12/31/15	Expense Ratio During Period 7/1/15-12/31/15
RS Small Cap Growth Fund	Class A	$1,000.00	$886.60	$6.75	1.42%
	Class C	$1,000.00	$883.30	$10.30	2.17%
	Class K	$1,000.00	$885.30	$8.27	1.74%
	Class Y	$1,000.00	$887.70	$5.57	1.17%
RS Select Growth Fund	Class A	$1,000.00	$921.10	$6.78	1.40%
	Class C	$1,000.00	$917.30	$10.54	2.18%
	Class K	$1,000.00	$918.80	$9.09	1.88%
	Class Y	$1,000.00	$922.30	$5.52	1.14%
RS Mid Cap Growth Fund	Class A	$1,000.00	$956.60	$5.92	1.20%
	Class C	$1,000.00	$951.90	$10.38	2.11%
	Class K	$1,000.00	$954.30	$8.42	1.71%
	Class Y	$1,000.00	$957.60	$4.69	0.95%
RS Growth Fund	Class A	$1,000.00	$1,007.50	$5.57	1.10%
	Class C	$1,000.00	$1,003.50	$9.75	1.93%
	Class K	$1,000.00	$1,004.40	$8.64	1.71%
	Class Y	$1,000.00	$1,008.90	$4.20	0.83%
RS Technology Fund	Class A	$1,000.00	$1,037.70	$7.60	1.48%
	Class C	$1,000.00	$1,034.30	$11.43	2.23%
	Class K	$1,000.00	$1,035.40	$9.75	1.90%
	Class Y	$1,000.00	$1,039.00	$6.53	1.27%
RS Small Cap Equity Fund	Class A	$1,000.00	$887.00	$6.09	1.28%
	Class C	$1,000.00	$883.20	$9.97	2.10%
	Class K	$1,000.00	$885.00	$7.93	1.67%
	Class Y	$1,000.00	$887.20	$5.23	1.10%
Based on Hypothetical Return (5% Return Before Expenses)
RS Small Cap Growth Fund	Class A	$1,000.00	$1,018.05	$7.22	1.42%
	Class C	$1,000.00	$1,014.27	$11.02	2.17%
	Class K	$1,000.00	$1,016.43	$8.84	1.74%
	Class Y	$1,000.00	$1,019.31	$5.96	1.17%
RS Select Growth Fund	Class A	$1,000.00	$1,018.15	$7.12	1.40%
	Class C	$1,000.00	$1,014.22	$11.07	2.18%
	Class K	$1,000.00	$1,015.73	$9.55	1.88%
	Class Y	$1,000.00	$1,019.46	$5.80	1.14%
RS Mid Cap Growth Fund	Class A	$1,000.00	$1,019.16	$6.11	1.20%
	Class C	$1,000.00	$1,014.57	$10.71	2.11%
	Class K	$1,000.00	$1,016.58	$8.69	1.71%
	Class Y	$1,000.00	$1,020.42	$4.84	0.95%
RS Growth Fund	Class A	$1,000.00	$1,019.66	$5.60	1.10%
	Class C	$1,000.00	$1,015.48	$9.80	1.93%
	Class K	$1,000.00	$1,016.58	$8.69	1.71%
	Class Y	$1,000.00	$1,021.02	$4.23	0.83%
RS Technology Fund	Class A	$1,000.00	$1,017.74	$7.53	1.48%
	Class C	$1,000.00	$1,013.96	$11.32	2.23%
	Class K	$1,000.00	$1,015.63	$9.65	1.90%
	Class Y	$1,000.00	$1,018.80	$6.46	1.27%
RS Small Cap Equity Fund	Class A	$1,000.00	$1,018.75	$6.51	1.28%
	Class C	$1,000.00	$1,014.62	$10.66	2.10%
	Class K	$1,000.00	$1,016.79	$8.49	1.67%
	Class Y	$1,000.00	$1,019.66	$5.60	1.10%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

36	www.rsinvestments.com

Financial Information

Year Ended December 31, 2015

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

December 31, 2015	Shares	Value
Common Stocks – 98.7%
Aerospace – 1.6%
HEICO Corp., Class A	793,098	$39,020,422

		39,020,422
Air Transport – 0.5%
Virgin America, Inc.(1)	349,193	12,574,440

		12,574,440
Asset Management & Custodian – 0.4%
WisdomTree Investments, Inc.	669,950	10,504,816

		10,504,816
Auto Parts – 0.9%
Gentherm, Inc.(1)	436,600	20,694,840

		20,694,840
Back Office Support, HR and Consulting – 2.3%
Ritchie Bros. Auctioneers, Inc.	2,293,340	55,292,427

		55,292,427
Banks: Diversified – 2.3%
Western Alliance Bancorp(1)	1,543,540	55,351,344

		55,351,344
Biotechnology – 17.4%
Aimmune Therapeutics, Inc.(1)	546,890	10,090,121
Amicus Therapeutics, Inc.(1)	2,328,198	22,583,521
aTyr Pharma, Inc.(1)	813,254	7,994,287
Bluebird Bio, Inc.(1)	284,435	18,266,416
Blueprint Medicines Corp.(1)	506,162	13,332,307
Celyad, ADR(1)	193,640	10,543,698
Chimerix, Inc.(1)	475,830	4,258,679
DBV Technologies S.A., ADR(1)	345,650	12,550,551
Five Prime Therapeutics, Inc.(1)	351,220	14,575,630
Ignyta, Inc.(1)	1,021,133	13,683,182
Immune Design Corp.(1)	708,581	14,228,306
Inotek Pharmaceuticals Corp.(1)	1,084,700	12,289,651
Kite Pharma, Inc.(1)	290,430	17,896,297
Ligand Pharmaceuticals, Inc.(1)	286,040	31,012,457
Lion Biotechnologies, Inc.(1)	1,758,780	13,577,782
Loxo Oncology, Inc.(1)	970,960	27,623,812
Myriad Genetics, Inc.(1)	866,082	37,380,099
NantKwest, Inc.(1)	662,240	11,476,619
Neurocrine Biosciences, Inc.(1)	419,280	23,718,670
Pronai Therapeutics, Inc.(1)	477,310	7,178,742

38	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

December 31, 2015	Shares	Value
Biotechnology (continued)
REGENXBIO, Inc.(1)	499,570	$8,292,862
Sage Therapeutics, Inc.(1)	339,706	19,804,860
Spark Therapeutics, Inc.(1)	301,640	13,667,308
Ultragenyx Pharmaceutical, Inc.(1)	258,784	29,030,389
Vital Therapies, Inc.(1)	1,454,872	16,760,125

		411,816,371
Building Materials – 1.1%
Headwaters, Inc.(1)	1,485,860	25,066,458

		25,066,458
Chemicals: Diversified – 1.4%
Chemtura Corp.(1)	1,181,073	32,207,861

		32,207,861
Communications Technology – 2.0%
RingCentral, Inc., Class A(1)	1,963,050	46,288,719

		46,288,719
Computer Services, Software & Systems – 13.6%
Black Knight Financial Services, Inc., Class A(1)	657,111	21,724,090
comScore, Inc.(1)	1,206,830	49,661,054
Demandware, Inc.(1)	585,300	31,588,641
LogMeIn, Inc.(1)	1,182,010	79,312,871
Proofpoint, Inc.(1)	1,025,425	66,662,879
The Ultimate Software Group, Inc.(1)	378,753	74,049,999

		322,999,534
Consumer Lending – 0.4%
LendingTree, Inc.(1)	98,480	8,792,294

		8,792,294
Diversified Materials & Processing – 1.6%
Hexcel Corp.	838,716	38,958,358

		38,958,358
Drug & Grocery Store Chains – 2.0%
Casey’s General Stores, Inc.	399,040	48,064,368

		48,064,368
Electronic Entertainment – 3.0%
Take-Two Interactive Software, Inc.(1)	2,031,460	70,776,066

		70,776,066
Entertainment – 2.4%
IMAX Corp.(1)	1,577,717	56,072,062

		56,072,062

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	39

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

December 31, 2015	Shares	Value
Financial Data & Systems – 3.0%
Blackhawk Network Holdings, Inc.(1)	304,282	$13,452,307
Euronet Worldwide, Inc.(1)	615,162	44,556,184
Heartland Payment Systems, Inc.	138,720	13,153,430

		71,161,921
Foods – 3.3%
Pinnacle Foods, Inc.	1,230,940	52,265,713
Snyder’s-Lance, Inc.	737,331	25,290,453

		77,556,166
Health Care Services – 1.6%
Acadia Healthcare Co., Inc.(1)	600,172	37,486,743

		37,486,743
Household Furnishings – 2.3%
Restoration Hardware Holdings, Inc.(1)	673,270	53,491,302

		53,491,302
Leisure Time – 1.8%
ClubCorp Holdings, Inc.	2,283,164	41,713,406

		41,713,406
Machinery: Industrial – 1.3%
John Bean Technologies Corp.	636,101	31,696,913

		31,696,913
Medical & Dental Instruments & Supplies – 6.9%
AtriCure, Inc.(1)(2)	1,829,528	41,054,609
Entellus Medical, Inc.(1)	315,641	5,321,707
Intersect ENT, Inc.(1)	914,620	20,578,950
STERIS PLC	639,330	48,167,122
West Pharmaceutical Services, Inc.	787,435	47,419,336

		162,541,724
Medical Equipment – 5.6%
ConforMIS, Inc.(1)	978,211	16,913,268
DexCom, Inc.(1)	445,724	36,504,796
NxStage Medical, Inc.(1)	2,578,990	56,505,671
Zeltiq Aesthetics, Inc.(1)	814,100	23,226,273

		133,150,008
Office Supplies & Equipment – 0.8%
Steelcase, Inc., Class A	1,274,499	18,990,035

		18,990,035
Oil: Crude Producers – 0.9%
Carrizo Oil & Gas, Inc.(1)	340,870	10,082,935
Diamondback Energy, Inc.(1)	168,400	11,265,960

		21,348,895

40	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

December 31, 2015	Shares	Value
Pharmaceuticals – 0.5%
Ascendis Pharma A/S, ADR(1)	673,009	$12,329,525

		12,329,525
Restaurants – 4.8%
Papa John’s International, Inc.	154,575	8,636,105
Popeyes Louisiana Kitchen, Inc.(1)	610,920	35,738,820
Red Robin Gourmet Burgers, Inc.(1)(2)	819,114	50,572,098
Wingstop, Inc.(1)	836,960	19,091,058

		114,038,081
Securities Brokerage & Services – 1.0%
MarketAxess Holdings, Inc.	209,343	23,360,585

		23,360,585
Semiconductors & Components – 6.0%
Cavium, Inc.(1)	379,900	24,963,229
M/A-COM Technology Solutions Holdings, Inc.(1)	467,330	19,109,124
Monolithic Power Systems, Inc.	863,150	54,991,286
Tower Semiconductor Ltd.(1)	3,005,280	42,254,237

		141,317,876
Specialty Retail – 1.7%
Lithia Motors, Inc., Class A	388,840	41,477,563

		41,477,563
Textile Products – 0.8%
Interface, Inc.	1,047,447	20,048,136

		20,048,136
Textiles, Apparel & Shoes – 3.5%
Carter’s, Inc.	359,800	32,032,994
G-III Apparel Group Ltd.(1)	585,686	25,922,462
Steven Madden Ltd.(1)	832,700	25,164,194

		83,119,650
Total Common Stocks (Cost $2,109,337,486)		2,339,308,909

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	41

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

December 31, 2015	Principal Amount	Value
Repurchase Agreements – 1.3%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $32,118,107, due 1/4/2016(3)	$32,118,000	$32,118,000
Total Repurchase Agreements (Cost $32,118,000)		32,118,000
Total Investments - 100.0% (Cost $2,141,455,486)		2,371,426,909
Other Liabilities, Net - 0.0%		(1,076,942)
Total Net Assets - 100.0%		$2,370,349,967

(1)	Non-income-producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.25%	11/15/2024	$32,761,700

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$2,339,308,909	$—	$—	$2,339,308,909

Repurchase Agreements	—	32,118,000	—	32,118,000

Total	$2,339,308,909	$32,118,000	$—	$2,371,426,909

42	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

December 31, 2015	Shares	Value
Common Stocks – 99.9%
Aerospace – 2.5%
HEICO Corp., Class A	372,353	$18,319,768

		18,319,768
Asset Management & Custodian – 2.9%
SEI Investments Co.	306,130	16,041,212
WisdomTree Investments, Inc.	300,990	4,719,523

		20,760,735
Back Office Support, HR and Consulting – 3.5%
Genpact Ltd.(1)	128,890	3,219,672
Ritchie Bros. Auctioneers, Inc.	912,550	22,001,581

		25,221,253
Banks: Diversified – 3.1%
PrivateBancorp, Inc.	329,740	13,525,935
SVB Financial Group(1)	74,235	8,826,541

		22,352,476
Biotechnology – 5.6%
Ligand Pharmaceuticals, Inc.(1)	249,650	27,067,053
Myriad Genetics, Inc.(1)	316,170	13,645,897

		40,712,950
Building Materials – 1.4%
Headwaters, Inc.(1)	621,240	10,480,319

		10,480,319
Computer Services, Software & Systems – 13.9%
Black Knight Financial Services, Inc., Class A(1)	304,024	10,051,033
Fleetmatics Group PLC(1)	259,210	13,165,276
GoDaddy, Inc., Class A(1)	403,780	12,945,187
LogMeIn, Inc.(1)	451,567	30,300,146
Match Group, Inc.(1)	432,037	5,854,101
Paycom Software, Inc.(1)	286,350	10,775,351
The Ultimate Software Group, Inc.(1)	89,236	17,446,530

		100,537,624
Containers & Packaging – 2.1%
Graphic Packaging Holding Co.	1,206,510	15,479,523

		15,479,523
Diversified Materials & Processing – 2.5%
Hexcel Corp.	383,228	17,800,941

		17,800,941
Entertainment – 2.6%
IMAX Corp.(1)	523,935	18,620,650

		18,620,650

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	43

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

December 31, 2015	Shares	Value
Financial Data & Systems – 3.9%
Euronet Worldwide, Inc.(1)	276,369	$20,017,406
TransUnion(1)	304,670	8,399,752

		28,417,158
Foods – 4.8%
Pinnacle Foods, Inc.	510,050	21,656,723
Snyder’s-Lance, Inc.	374,100	12,831,630

		34,488,353
Health Care Facilities – 1.3%
Universal Health Services, Inc., Class B	80,535	9,623,127

		9,623,127
Health Care Services – 1.6%
Premier, Inc., Class A(1)	333,450	11,760,781

		11,760,781
Household Furnishings – 5.6%
Fortune Brands Home & Security, Inc.	405,240	22,490,820
Restoration Hardware Holdings, Inc.(1)	231,828	18,418,734

		40,909,554
Leisure Time – 3.5%
Six Flags Entertainment Corp.	466,970	25,655,332

		25,655,332
Machinery: Industrial – 1.8%
The Middleby Corp.(1)	118,380	12,769,651

		12,769,651
Medical & Dental Instruments & Supplies – 6.0%
Align Technology, Inc.(1)	129,050	8,497,942
STERIS PLC	213,370	16,075,296
West Pharmaceutical Services, Inc.	310,926	18,723,964

		43,297,202
Medical Equipment – 3.4%
DexCom, Inc.(1)	99,910	8,182,629
Hologic, Inc.(1)	424,640	16,429,322

		24,611,951
Office Supplies & Equipment – 1.4%
Knoll, Inc.	531,566	9,993,441

		9,993,441
Oil: Crude Producers – 1.0%
Carrizo Oil & Gas, Inc.(1)	119,320	3,529,486
Diamondback Energy, Inc.(1)	58,350	3,903,615

		7,433,101

44	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SELECT GROWTH FUND

December 31, 2015	Shares	Value
Pharmaceuticals – 5.9%
Horizon Pharma PLC(1)	925,070	$20,046,267
Jazz Pharmaceuticals PLC(1)	160,687	22,586,165

		42,632,432
Recreational Vehicles & Boats – 2.1%
Brunswick Corp.	308,640	15,589,406

		15,589,406
Restaurants – 2.1%
Papa John’s International, Inc.	64,190	3,586,295
Popeyes Louisiana Kitchen, Inc.(1)	195,547	11,439,500

		15,025,795
Securities Brokerage & Services – 1.5%
MarketAxess Holdings, Inc.	96,493	10,767,654

		10,767,654
Semiconductors & Components – 5.5%
Cavium, Inc.(1)	213,230	14,011,343
M/A-COM Technology Solutions Holdings, Inc.(1)	223,371	9,133,640
Monolithic Power Systems, Inc.	266,940	17,006,748

		40,151,731
Specialty Retail – 3.0%
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	117,370	21,713,450

		21,713,450
Textiles, Apparel & Shoes – 2.9%
Carter’s, Inc.	168,967	15,043,132
G-III Apparel Group Ltd.(1)	128,390	5,682,541

		20,725,673
Toys – 1.5%
Hasbro, Inc.	164,640	11,090,150

		11,090,150
Truckers – 1.0%
Old Dominion Freight Line, Inc.(1)	128,187	7,572,006

		7,572,006
Total Common Stocks (Cost $601,393,056)		724,514,187
Total Investments - 99.9% (Cost $601,393,056)		724,514,187
Other Assets, Net - 0.1%		1,030,197
Total Net Assets - 100.0%		$725,544,384

(1)	Non-income-producing security.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	45

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$724,514,187	$—	$—	$724,514,187

Total	$724,514,187	$—	$—	$724,514,187

46	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

December 31, 2015	Shares	Value
Common Stocks – 97.2%
Air Transport – 2.0%
Southwest Airlines Co.	185,170	$7,973,420

		7,973,420
Asset Management & Custodian – 3.1%
SEI Investments Co.	164,120	8,599,888
WisdomTree Investments, Inc.	234,840	3,682,291

		12,282,179
Back Office Support, HR and Consulting – 4.0%
Genpact Ltd.(1)	197,240	4,927,055
Ritchie Bros. Auctioneers, Inc.	462,090	11,140,990

		16,068,045
Banks: Diversified – 2.9%
Signature Bank(1)	43,405	6,657,025
SVB Financial Group(1)	39,180	4,658,502

		11,315,527
Beverage: Brewers & Distillers – 2.6%
Constellation Brands, Inc., Class A	73,310	10,442,276

		10,442,276
Biotechnology – 2.0%
Bluebird Bio, Inc.(1)	44,070	2,830,175
Juno Therapeutics, Inc.(1)	52,180	2,294,355
Kite Pharma, Inc.(1)	45,390	2,796,932

		7,921,462
Computer Services, Software & Systems – 9.8%
Black Knight Financial Services, Inc., Class A(1)	163,980	5,421,179
Demandware, Inc.(1)	74,190	4,004,034
LinkedIn Corp., Class A(1)	37,250	8,384,230
Match Group, Inc.(1)	213,794	2,896,909
Palo Alto Networks, Inc.(1)	57,300	10,092,822
SS&C Technologies Holdings, Inc.	122,650	8,373,315

		39,172,489
Containers & Packaging – 1.4%
WestRock Co.	124,620	5,685,164

		5,685,164
Diversified Materials & Processing – 2.1%
Hexcel Corp.	179,970	8,359,607

		8,359,607
Diversified Retail – 2.5%
Dollar Tree, Inc.(1)	129,490	9,999,218

		9,999,218

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	47

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

December 31, 2015	Shares	Value
Electronic Entertainment – 3.9%
Activision Blizzard, Inc.	277,770	$10,752,477
Electronic Arts, Inc.(1)	67,860	4,663,339

		15,415,816
Entertainment – 1.9%
IMAX Corp.(1)	215,410	7,655,671

		7,655,671
Financial Data & Systems – 6.2%
Euronet Worldwide, Inc.(1)	131,010	9,489,054
Global Payments, Inc.	79,960	5,158,220
TransUnion(1)	153,920	4,243,574
Vantiv, Inc., Class A(1)	120,030	5,691,823

		24,582,671
Foods – 6.3%
Pinnacle Foods, Inc.	285,550	12,124,453
The JM Smucker Co.	105,680	13,034,571

		25,159,024
Health Care Facilities – 1.1%
Universal Health Services, Inc., Class B	37,850	4,522,697

		4,522,697
Household Furnishings – 5.0%
Fortune Brands Home & Security, Inc.	219,310	12,171,705
Restoration Hardware Holdings, Inc.(1)	97,520	7,747,964

		19,919,669
Leisure Time – 3.5%
Six Flags Entertainment Corp.	255,930	14,060,794

		14,060,794
Luxury Items – 1.7%
Signet Jewelers Ltd.	55,975	6,923,548

		6,923,548
Machinery: Industrial – 1.7%
The Middleby Corp.(1)	62,050	6,693,334

		6,693,334
Medical & Dental Instruments & Supplies – 4.0%
Align Technology, Inc.(1)	45,750	3,012,638
Edwards Lifesciences Corp.(1)	94,980	7,501,520
STERIS PLC	73,460	5,534,476

		16,048,634
Medical Equipment – 3.2%
DexCom, Inc.(1)	47,960	3,927,924
Hologic, Inc.(1)	227,170	8,789,207

		12,717,131

48	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MID CAP GROWTH FUND

December 31, 2015	Shares	Value
Oil: Crude Producers – 1.0%
Concho Resources, Inc.(1)	19,775	$1,836,307
Diamondback Energy, Inc.(1)	32,620	2,182,278

		4,018,585
Pharmaceuticals – 3.2%
BioMarin Pharmaceutical, Inc.(1)	71,120	7,450,531
Jazz Pharmaceuticals PLC(1)	37,650	5,292,084

		12,742,615
Production Technology Equipment – 1.9%
Lam Research Corp.	97,090	7,710,888

		7,710,888
Real Estate Investment Trusts – 2.1%
Equinix, Inc.	27,136	8,205,926

		8,205,926
Recreational Vehicles & Boats – 2.0%
Brunswick Corp.	155,410	7,849,759

		7,849,759
Securities Brokerage & Services – 2.1%
Intercontinental Exchange, Inc.	32,535	8,337,419

		8,337,419
Semiconductors & Components – 5.5%
Avago Technologies Ltd.	58,160	8,441,924
Cavium, Inc.(1)	105,160	6,910,064
NXP Semiconductors N.V.(1)	75,610	6,370,142

		21,722,130
Specialty Retail – 3.4%
Tractor Supply Co.	44,440	3,799,620
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	53,470	9,891,950

		13,691,570
Textiles, Apparel & Shoes – 2.2%
Carter’s, Inc.	96,022	8,548,839

		8,548,839
Toys – 2.0%
Hasbro, Inc.	115,220	7,761,219

		7,761,219
Truckers – 0.9%
Old Dominion Freight Line, Inc.(1)	63,195	3,732,929

		3,732,929
Total Common Stocks (Cost $381,686,036)		387,240,255

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	49

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

December 31, 2015	Principal Amount	Value
Repurchase Agreements – 2.4%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $9,702,032, due 1/4/2016(2)	$9,702,000	$9,702,000
Total Repurchase Agreements (Cost $9,702,000)		9,702,000
Total Investments - 99.6% (Cost $391,388,036)		396,942,255
Other Assets, Net - 0.4%		1,656,581
Total Net Assets - 100.0%		$398,598,836

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.25%	11/15/2024	$9,899,688

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$387,240,255	$—	$—	$387,240,255

Repurchase Agreements	—	9,702,000	—	9,702,000

Total	$387,240,255	$9,702,000	$—	$396,942,255

50	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

December 31, 2015	Shares	Value
Common Stocks – 98.3%
Air Transport – 3.8%
FedEx Corp.	33,690	$5,019,473
Southwest Airlines Co.	108,180	4,658,231

		9,677,704
Back Office Support, HR and Consulting – 0.4%
Genpact Ltd.(1)	44,560	1,113,109

		1,113,109
Beverage: Brewers & Distillers – 2.4%
Constellation Brands, Inc., Class A	43,035	6,129,905

		6,129,905
Biotechnology – 5.5%
Bluebird Bio, Inc.(1)	24,860	1,596,509
Celgene Corp.(1)	104,490	12,513,723

		14,110,232
Computer Services, Software & Systems – 15.6%
Alphabet, Inc., Class C(1)	16,951	12,863,775
Facebook, Inc., Class A(1)	117,500	12,297,550
LinkedIn Corp., Class A(1)	18,350	4,130,218
Salesforce.com, Inc.(1)	47,680	3,738,112
SS&C Technologies Holdings, Inc.	98,810	6,745,758

		39,775,413
Computer Technology – 3.6%
Apple, Inc.	87,187	9,177,304

		9,177,304
Containers & Packaging – 1.8%
WestRock Co.	102,650	4,682,893

		4,682,893
Cosmetics – 1.8%
The Estee Lauder Companies, Inc., Class A	53,080	4,674,225

		4,674,225
Diversified Manufacturing Operations – 3.2%
General Electric Co.	263,750	8,215,812

		8,215,812
Diversified Retail – 6.7%
Amazon.com, Inc.(1)	17,350	11,726,691
Dollar Tree, Inc.(1)	67,600	5,220,072

		16,946,763
Drug & Grocery Store Chains – 1.9%
CVS Health Corp.	48,700	4,761,399

		4,761,399

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	51

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

December 31, 2015	Shares	Value
Electronic Entertainment – 4.0%
Activision Blizzard, Inc.	184,680	$7,148,963
Electronic Arts, Inc.(1)	43,740	3,005,813

		10,154,776
Entertainment – 3.5%
The Walt Disney Co.	83,490	8,773,129

		8,773,129
Financial Data & Systems – 3.0%
Visa, Inc., Class A	99,872	7,745,074

		7,745,074
Foods – 6.3%
Pinnacle Foods, Inc.	169,130	7,181,260
The JM Smucker Co.	72,370	8,926,116

		16,107,376
Health Care Facilities – 1.2%
Universal Health Services, Inc., Class B	24,370	2,911,971

		2,911,971
Household Furnishings – 1.6%
Fortune Brands Home & Security, Inc.	74,400	4,129,200

		4,129,200
Medical & Dental Instruments & Supplies – 3.3%
Edwards Lifesciences Corp.(1)	68,420	5,403,811
St. Jude Medical, Inc.	48,940	3,023,024

		8,426,835
Medical Equipment – 0.8%
Hologic, Inc.(1)	49,770	1,925,601

		1,925,601
Oil: Crude Producers – 0.7%
EOG Resources, Inc.	25,735	1,821,781

		1,821,781
Pharmaceuticals – 5.8%
BioMarin Pharmaceutical, Inc.(1)	26,520	2,778,235
Gilead Sciences, Inc.	118,380	11,978,872

		14,757,107
Production Technology Equipment – 2.3%
Lam Research Corp.	74,430	5,911,231

		5,911,231
Real Estate Investment Trusts – 1.8%
Equinix, Inc.	15,144	4,579,546

		4,579,546

52	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GROWTH FUND

December 31, 2015	Shares	Value
Restaurants – 2.5%
Starbucks Corp.	104,740	$6,287,542

		6,287,542
Securities Brokerage & Services – 2.5%
The Charles Schwab Corp.	191,320	6,300,168

		6,300,168
Semiconductors & Components – 3.9%
Avago Technologies Ltd.	41,040	5,956,956
NXP Semiconductors N.V.(1)	47,290	3,984,182

		9,941,138
Specialty Retail – 6.0%
The Home Depot, Inc.	71,875	9,505,469
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	31,040	5,742,400

		15,247,869
Textiles, Apparel & Shoes – 2.4%
NIKE, Inc., Class B	98,060	6,128,750

		6,128,750
Total Common Stocks (Cost $197,219,569)		250,413,853

	Principal Amount	Value
Repurchase Agreements – 1.7%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $4,420,015, due 1/4/2016(2)	$4,420,000	4,420,000
Total Repurchase Agreements (Cost $4,420,000)		4,420,000
Total Investments - 100.0% (Cost $201,639,569)		254,833,853
Other Assets, Net - 0.0%		26,461
Total Net Assets - 100.0%		$254,860,314

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.25%	11/15/2024	$4,511,250

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	53

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$250,413,853	$—	$—	$250,413,853

Repurchase Agreements	—	4,420,000	—	4,420,000

Total	$250,413,853	$4,420,000	$—	$254,833,853

54	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

December 31, 2015	Shares	Value
Common Stocks – 98.6%
Biotechnology – 9.4%
Adaptimmune Therapeutics PLC, ADR(1)	62,980	$759,539
Amicus Therapeutics, Inc.(1)	97,280	943,616
Bluebird Bio, Inc.(1)	32,670	2,098,067
Celgene Corp.(1)	15,560	1,863,466
Celyad, ADR(1)	15,180	826,551
Ignyta, Inc.(1)	44,370	594,558
Immune Design Corp.(1)	39,530	793,762
Juno Therapeutics, Inc.(1)	11,370	499,939
Kite Pharma, Inc.(1)	16,370	1,008,719
Lion Biotechnologies, Inc.(1)	90,950	702,134
Loxo Oncology, Inc.(1)	23,170	659,186
NantKwest, Inc.(1)	49,720	861,648
REGENXBIO, Inc.(1)	19,850	329,510
Sage Therapeutics, Inc.(1)	9,910	577,753
Spark Therapeutics, Inc.(1)	8,260	374,261
Ultragenyx Pharmaceutical, Inc.(1)	4,490	503,688
Vital Therapies, Inc.(1)	52,440	604,109

		14,000,506
Communications Technology – 1.1%
RingCentral, Inc., Class A(1)	67,190	1,584,340

		1,584,340
Computer Services, Software & Systems – 41.9%
Alibaba Group Holding Ltd., ADR(1)	29,050	2,360,893
Alphabet, Inc., Class C(1)	19,758	14,993,951
Citrix Systems, Inc.(1)	23,720	1,794,418
CommVault Systems, Inc.(1)	39,500	1,554,325
comScore, Inc.(1)	47,070	1,936,931
Cornerstone OnDemand, Inc.(1)	48,190	1,664,001
Demandware, Inc.(1)	22,380	1,207,849
Facebook, Inc., Class A(1)	112,470	11,771,110
Fleetmatics Group PLC(1)	38,490	1,954,907
Guidewire Software, Inc.(1)	40,000	2,406,400
LinkedIn Corp., Class A(1)	14,770	3,324,432
LogMeIn, Inc.(1)	49,344	3,310,982
Match Group, Inc.(1)	70,236	951,698
Palo Alto Networks, Inc.(1)	9,700	1,708,558
Paycom Software, Inc.(1)	51,620	1,942,461
Proofpoint, Inc.(1)	40,109	2,607,486
Salesforce.com, Inc.(1)	64,170	5,030,928
The Ultimate Software Group, Inc.(1)	10,030	1,960,965

		62,482,295

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	55

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

December 31, 2015	Shares	Value
Diversified Retail – 5.5%
Amazon.com, Inc.(1)	12,060	$8,151,233

		8,151,233
Electronic Entertainment – 7.2%
Activision Blizzard, Inc.	159,330	6,167,664
Electronic Arts, Inc.(1)	26,040	1,789,469
Take-Two Interactive Software, Inc.(1)	79,810	2,780,581

		10,737,714
Entertainment – 1.4%
IMAX Corp.(1)	56,920	2,022,937

		2,022,937
Financial Data & Systems – 3.8%
Euronet Worldwide, Inc.(1)	34,410	2,492,316
Visa, Inc., Class A	40,880	3,170,244

		5,662,560
Medical Equipment – 1.8%
Illumina, Inc.(1)	14,300	2,744,814

		2,744,814
Pharmaceuticals – 1.8%
Gilead Sciences, Inc.	26,565	2,688,112

		2,688,112
Production Technology Equipment – 2.2%
Lam Research Corp.	41,140	3,267,339

		3,267,339
Real Estate Investment Trusts – 2.4%
Equinix, Inc.	12,027	3,636,965

		3,636,965
Semiconductors & Components – 17.6%
Avago Technologies Ltd.	36,230	5,258,784
Cavium, Inc.(1)	40,280	2,646,799
Exar Corp.(1)	272,610	1,671,099
Intersil Corp., Class A	126,850	1,618,606
Lattice Semiconductor Corp.(1)	405,140	2,621,256
M/A-COM Technology Solutions Holdings, Inc.(1)	85,904	3,512,615
Monolithic Power Systems, Inc.	50,780	3,235,194
NXP Semiconductors N.V.(1)	28,060	2,364,055
Qorvo, Inc.(1)	29,920	1,522,928
Tower Semiconductor Ltd.(1)	128,821	1,811,223

		26,262,559

56	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TECHNOLOGY FUND

December 31, 2015	Shares	Value
Utilities: Telecommunications – 2.5%
Boingo Wireless, Inc.(1)	295,490	$1,956,144
Ooma, Inc.(1)	275,570	1,749,869

		3,706,013
Total Common Stocks (Cost $109,300,710)		146,947,387

	Principal Amount	Value
Repurchase Agreements – 1.5%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2015, maturity value of $2,299,008, due 1/4/2016(2)	$2,299,000	2,299,000
Total Repurchase Agreements (Cost $2,299,000)		2,299,000
Total Investments - 100.1% (Cost $111,599,710)		149,246,387
Other Liabilities, Net - (0.1)%		(189,417)
Total Net Assets - 100.0%		$149,056,970

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.25%	11/15/2024	$2,345,850

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$146,947,387	$—	$—	$146,947,387

Repurchase Agreements	—	2,299,000	—	2,299,000

Total	$146,947,387	$2,299,000	$—	$149,246,387

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	57

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

December 31, 2015	Shares	Value
Common Stocks – 100.1%
Aerospace – 1.6%
HEICO Corp., Class A	24,319	$1,196,495

		1,196,495
Air Transport – 0.5%
Virgin America, Inc.(1)	10,848	390,636

		390,636
Asset Management & Custodian – 0.4%
WisdomTree Investments, Inc.	20,900	327,712

		327,712
Auto Parts – 0.9%
Gentherm, Inc.(1)	13,640	646,536

		646,536
Back Office Support, HR and Consulting – 2.3%
Ritchie Bros. Auctioneers, Inc.	70,130	1,690,834

		1,690,834
Banks: Diversified – 2.4%
Western Alliance Bancorp(1)	47,710	1,710,881

		1,710,881
Biotechnology – 18.1%
Aimmune Therapeutics, Inc.(1)	18,430	340,034
Amicus Therapeutics, Inc.(1)	72,616	704,375
aTyr Pharma, Inc.(1)	27,045	265,852
Bluebird Bio, Inc.(1)	8,865	569,310
Blueprint Medicines Corp.(1)	16,140	425,128
Celyad, ADR(1)	6,390	347,936
Chimerix, Inc.(1)	15,553	139,199
DBV Technologies S.A., ADR(1)	10,780	391,422
Five Prime Therapeutics, Inc.(1)	11,110	461,065
Ignyta, Inc.(1)	32,270	432,418
Immune Design Corp.(1)	27,860	559,429
Inotek Pharmaceuticals Corp.(1)	35,140	398,136
Kite Pharma, Inc.(1)	9,090	560,126
Ligand Pharmaceuticals, Inc.(1)	8,910	966,022
Lion Biotechnologies, Inc.(1)	56,660	437,415
Loxo Oncology, Inc.(1)	31,103	884,880
Myriad Genetics, Inc.(1)	26,940	1,162,730
NantKwest, Inc.(1)	21,930	380,047
Neurocrine Biosciences, Inc.(1)	13,060	738,804
Pronai Therapeutics, Inc.(1)	15,720	236,429
REGENXBIO, Inc.(1)	15,570	258,462

58	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

December 31, 2015	Shares	Value
Biotechnology (continued)
Sage Therapeutics, Inc.(1)	10,928	$637,102
Spark Therapeutics, Inc.(1)	9,860	446,757
Ultragenyx Pharmaceutical, Inc.(1)	8,077	906,078
Vital Therapies, Inc.(1)	45,323	522,121

		13,171,277
Building Materials – 1.1%
Headwaters, Inc.(1)	46,422	783,139

		783,139
Chemicals: Diversified – 1.4%
Chemtura Corp.(1)	36,796	1,003,427

		1,003,427
Communications Technology – 1.9%
RingCentral, Inc., Class A(1)	59,668	1,406,971

		1,406,971
Computer Services, Software & Systems – 13.9%
Black Knight Financial Services, Inc., Class A(1)	20,511	678,094
comScore, Inc.(1)	36,951	1,520,534
Demandware, Inc.(1)	17,960	969,301
LogMeIn, Inc.(1)	39,490	2,649,779
Proofpoint, Inc.(1)	32,730	2,127,777
The Ultimate Software Group, Inc.(1)	10,968	2,144,354

		10,089,839
Consumer Lending – 0.4%
LendingTree, Inc.(1)	3,060	273,197

		273,197
Diversified Materials & Processing – 1.7%
Hexcel Corp.	26,240	1,218,848

		1,218,848
Drug & Grocery Store Chains – 2.0%
Casey’s General Stores, Inc.	12,280	1,479,126

		1,479,126
Electronic Entertainment – 2.8%
Take-Two Interactive Software, Inc.(1)	58,610	2,041,972

		2,041,972
Entertainment – 2.2%
IMAX Corp.(1)	45,960	1,633,418

		1,633,418
Financial Data & Systems – 3.0%
Blackhawk Network Holdings, Inc.(1)	9,350	413,364
Euronet Worldwide, Inc.(1)	19,225	1,392,467

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	59

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

December 31, 2015	Shares	Value
Financial Data & Systems (continued)
Heartland Payment Systems, Inc.	4,320	$409,622

		2,215,453
Foods – 3.3%
Pinnacle Foods, Inc.	37,920	1,610,083
Snyder’s-Lance, Inc.	23,050	790,615

		2,400,698
Health Care Services – 1.6%
Acadia Healthcare Co., Inc.(1)	18,880	1,179,245

		1,179,245
Household Furnishings – 2.2%
Restoration Hardware Holdings, Inc.(1)	19,910	1,581,850

		1,581,850
Leisure Time – 1.8%
ClubCorp Holdings, Inc.	70,078	1,280,325

		1,280,325
Machinery: Industrial – 1.4%
John Bean Technologies Corp.	19,890	991,119

		991,119
Medical & Dental Instruments & Supplies – 7.0%
AtriCure, Inc.(1)	55,021	1,234,671
Entellus Medical, Inc.(1)	10,625	179,137
Intersect ENT, Inc.(1)	28,520	641,700
STERIS PLC	20,350	1,533,169
West Pharmaceutical Services, Inc.	25,430	1,531,395

		5,120,072
Medical Equipment – 5.8%
ConforMIS, Inc.(1)	31,250	540,313
DexCom, Inc.(1)	14,117	1,156,182
NxStage Medical, Inc.(1)	83,222	1,823,394
Zeltiq Aesthetics, Inc.(1)	25,170	718,100

		4,237,989
Office Supplies & Equipment – 0.8%
Steelcase, Inc., Class A	39,791	592,886

		592,886
Oil: Crude Producers – 0.9%
Carrizo Oil & Gas, Inc.(1)	10,620	314,140
Diamondback Energy, Inc.(1)	5,250	351,225

		665,365

60	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

December 31, 2015	Shares	Value
Pharmaceuticals – 0.5%
Ascendis Pharma A/S, ADR(1)	20,972	$384,207

		384,207
Restaurants – 4.9%
Papa John’s International, Inc.	5,050	282,143
Popeyes Louisiana Kitchen, Inc.(1)	19,487	1,139,989
Red Robin Gourmet Burgers, Inc.(1)	24,794	1,530,782
Wingstop, Inc.(1)	25,480	581,199

		3,534,113
Securities Brokerage & Services – 1.0%
MarketAxess Holdings, Inc.	6,475	722,545

		722,545
Semiconductors & Components – 6.2%
Cavium, Inc.(1)	11,940	784,577
M/A-COM Technology Solutions Holdings, Inc.(1)	15,030	614,577
Monolithic Power Systems, Inc.	27,070	1,724,630
Tower Semiconductor Ltd.(1)	96,763	1,360,488

		4,484,272
Specialty Retail – 1.8%
Lithia Motors, Inc., Class A	12,220	1,303,507

		1,303,507
Textile Products – 0.9%
Interface, Inc.	32,693	625,744

		625,744
Textiles, Apparel & Shoes – 3.4%
Carter’s, Inc.	10,740	956,182
G-III Apparel Group Ltd.(1)	17,560	777,206
Steven Madden Ltd.(1)	25,050	757,011

		2,490,399
Total Common Stocks (Cost $64,297,350)		72,874,097

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	61

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

December 31, 2015	Principal Amount	Value
Repurchase Agreements – 0.6%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $430,001, due 1/4/2016(2)	$430,000	$430,000
Total Repurchase Agreements (Cost $430,000)		430,000
Total Investments - 100.7% (Cost $64,727,350)		73,304,097
Other Liabilities, Net - (0.7)%		(509,363)
Total Net Assets - 100.0%		$72,794,734

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.25%	11/15/2024	$441,100

Legend:

ADR — American Depositary Receipt

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$72,874,097	$—	$—	$72,874,097

Repurchase Agreements	—	430,000	—	430,000

Total	$72,874,097	$430,000	$—	$73,304,097

62	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.rsinvestments.com	63

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2015	RS Small Cap Growth
Assets
Investments in unaffiliated issuers, at value	$2,279,800,202
Investments in affiliated issuers, at value	91,626,707

Investments in securities, at value	2,371,426,909
Cash	579
Receivable for fund shares subscribed	8,832,792
Receivable for investments sold	3,669,176
Dividends/interest receivable	846,806
Prepaid expenses	102,454

Total Assets	2,384,878,716

Liabilities
Payable for fund shares redeemed	6,552,805
Payable for investments purchased	5,488,399
Payable to adviser	1,588,559
Accrued trustees’ fees	75,106
Payable to distributor	18,012
Payable to custodian	—
Accrued expenses/other liabilities	805,868

Total Liabilities	14,528,749

Total Net Assets	$2,370,349,967

Net Assets Consist of:
Paid-in capital	$2,213,052,845
Accumulated net investment loss	—
Accumulated net realized gain/(loss) from investments	(72,674,301)
Net unrealized appreciation on investments	229,971,423

Total Net Assets	$2,370,349,967

Investments in Unaffiliated Issuers, at Cost	$2,040,775,683

Investments in Affiliated Issuers, at Cost	$100,679,803

Pricing of Shares
Net Assets:
Class A	$767,303,634
Class C	20,878,153
Class K	5,241,017
Class Y	1,576,927,163
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	11,853,118
Class C	354,457
Class K	85,542
Class Y	23,777,209
Net Asset Value Per Share:
Class A	$64.73
Class C	58.90
Class K	61.27
Class Y	66.32
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$67.96

64	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth	RS Mid Cap Growth	RS Growth	RS Technology	RS Small Cap Equity

$724,514,187	$396,942,255	$254,833,853	$149,246,387	$73,304,097
—	—	—	—	—

724,514,187	396,942,255	254,833,853	149,246,387	73,304,097
—	854	190	711	317
1,818,360	2,395,736	229,607	183,120	2,080
3,231,946	—	—	—	124,162
354,059	157,280	211,938	27,048	26,139
23,460	27,135	16,812	19,926	14,410

729,942,012	399,523,260	255,292,400	149,477,192	73,471,205

3,450,429	547,676	166,728	209,404	399,299
—	—	—	—	171,277
606,115	221,289	144,865	129,218	47,630
15,315	14,197	5,206	2,336	1,389
11,998	6,346	5,237	3,283	1,609
18,663	—	—	—	—
295,108	134,916	110,050	75,981	55,267

4,397,628	924,424	432,086	420,222	676,471

$725,544,384	$398,598,836	$254,860,314	$149,056,970	$72,794,734

$599,252,969	$426,807,551	$200,927,275	$111,104,091	$65,002,926
—	—	—	(177,810)	—
3,170,284	(33,762,934)	738,755	484,012	(784,939)
123,121,131	5,554,219	53,194,284	37,646,677	8,576,747

$725,544,384	$398,598,836	$254,860,314	$149,056,970	$72,794,734

$601,393,056	$391,388,036	$201,639,569	$111,599,710	$64,727,350

$—	$—	$—	$—	$—

$237,898,693	$196,437,044	$204,027,072	$109,200,792	$64,706,906
82,837,807	26,792,910	11,553,200	11,159,786	621,723
1,843,302	1,740,370	978,678	1,280,887	3,662,500
402,964,582	173,628,512	38,301,364	27,415,505	3,803,605

5,464,025	9,682,538	11,664,489	6,294,359	4,545,353
2,072,336	1,439,478	734,570	731,884	80,682
46,161	90,562	58,778	80,487	297,112
9,061,940	8,351,793	2,143,642	1,516,564	264,257

$43.54	$20.29	$17.49	$17.35	$14.24
39.97	18.61	15.73	15.25	7.71
39.93	19.22	16.65	15.91	12.33
44.47	20.79	17.87	18.08	14.39
4.75%	4.75%	4.75%	4.75%	4.75%
$45.71	$21.30	$18.36	$18.22	$14.95

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	65

FINANCIAL INFORMATION

Statements of Operations For the Year Ended December 31, 2015	RS Small Cap Growth
Investment Income
Dividends	$7,013,820
Interest	95
Withholding taxes on foreign dividends	(125,683)

Total Investment Income	6,888,232

Expenses
Investment advisory fees	19,469,174
Transfer agent fees	3,139,086
Distribution fees	2,105,700
Professional fees	343,122
Shareholder reports	283,841
Trustees’ fees	167,859
Administrative service fees	162,834
Registration fees	158,214
Custodian fees	133,794
Insurance expense	33,400
Other expenses	47,325

Total Expenses	26,044,349

Less: Fee waiver by adviser	(625,720)

Total Expenses, Net	25,418,629

Net Investment Loss	(18,530,397)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain/(loss) from investments	(44,266,570)
Net realized loss from investments in affiliated issuers	(11,338,642)
Net change in unrealized appreciation/depreciation on investments	(24,320,590)
Net change in unrealized appreciation/depreciation on investments in affiliated issuers	(7,378,301)

Net Gain/(Loss) on Investments	(87,304,103)

Net Increase/(Decrease) in Net Assets Resulting from Operations	$(105,834,500)

66	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth	RS Mid Cap Growth	RS Growth	RS Technology	RS Small Cap Equity

$4,660,167	$2,215,509	$2,384,229	$822,455	$274,375
—	113	—	—	5,031
(65,439)	(22,607)	—	(348)	(4,573)

4,594,728	2,193,015	2,384,229	822,107	274,833

8,207,384	2,256,786	1,943,131	1,678,161	622,634
993,257	294,110	256,221	199,999	59,908
1,554,778	520,712	655,949	421,785	215,206
143,058	78,542	66,288	52,370	40,500
77,999	39,884	31,397	18,265	6,313
54,977	25,332	17,637	10,594	5,438
65,694	22,864	22,130	15,093	8,599
76,667	69,816	62,418	62,006	60,058
58,997	45,344	39,613	41,254	65,352
22,836	4,950	6,755	5,097	2,498
27,343	8,179	9,589	7,800	5,296

11,282,990	3,366,519	3,111,128	2,512,424	1,091,802

(308,247)	(229,995)	(247,150)	—	(2,280)

10,974,743	3,136,524	2,863,978	2,512,424	1,089,522

(6,380,015)	(943,509)	(479,749)	(1,690,317)	(814,689)

64,346,644	18,545,929	11,455,989	14,446,757	19,141,470
—	—	—	—	—
(59,031,669)	(18,837,344)	(1,076,077)	(3,551,675)	(19,038,575)
—	—	—	—	—

5,314,975	(291,415)	10,379,912	10,895,082	102,895

$(1,065,040)	$(1,234,924)	$9,900,163	$9,204,765	$(711,794)

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	67

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS Small Cap Growth

	For the Year Ended 12/31/15	For the Year Ended 12/31/14

Operations
Net investment loss	$(18,530,397)	$(10,095,827)
Net realized gain/(loss) from investments	(55,605,212)	66,597,490
Net change in unrealized appreciation/depreciation on investments	(31,698,891)	37,036,256

Net Increase/(Decrease) in Net Assets Resulting from Operations	(105,834,500)	93,537,919

Distributions to Shareholders
Net investment income
Class A	—	(5,097,201)
Class C	—	(30,359)
Class K	—	(13,263)
Class Y	(2,628,652)	(5,440,666)
Net realized gain on investments
Class A	(10,115,055)	(31,557,487)
Class C	(305,358)	(643,491)
Class K	(72,153)	(140,729)
Class Y	(20,104,626)	(25,275,213)

Total Distributions	(33,225,844)	(68,198,409)

Capital Share Transactions
Proceeds from sales of shares	1,914,015,023	583,166,890
Reinvestment of distributions	31,852,759	65,035,260
Cost of shares redeemed	(574,500,377)	(328,830,002)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	1,371,367,405	319,372,148

Net Increase/(Decrease) in Net Assets	1,232,307,061	344,711,658

Net Assets
Beginning of year	1,138,042,906	793,331,248

End of year	$2,370,349,967	$1,138,042,906

Other Information:
Shares
Sold	26,601,689	9,081,025
Reinvested	479,053	991,933
Redeemed	(8,221,860)	(5,234,893)

Net Increase/(Decrease)	18,858,882	4,838,065

68	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth		RS Mid Cap Growth		RS Growth

For the Year Ended 12/31/15	For the Year Ended 12/31/14	For the Year Ended 12/31/15	For the Year Ended 12/31/14	For the Year Ended 12/31/15	For the Year Ended 12/31/14

$(6,380,015)	$(9,477,908)	$(943,509)	$(1,249,000)	$(479,749)	$(1,014,569)
64,346,644	33,534,820	18,545,929	15,395,991	11,455,989	49,789,584
(59,031,669)	(24,602,137)	(18,837,344)	(1,900,809)	(1,076,077)	(24,253,392)

(1,065,040)	(545,225)	(1,234,924)	12,246,182	9,900,163	24,521,623

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(21,057,160)	(13,292,361)	—	—	(13,504,801)	(32,858,095)
(7,826,302)	(4,295,836)	—	—	(807,437)	(2,276,503)
(170,675)	(61,784)	—	—	(68,588)	(197,606)
(34,696,731)	(21,679,951)	—	—	(2,461,474)	(5,790,401)

(63,750,868)	(39,329,932)	—	—	(16,842,300)	(41,122,605)

213,103,921	455,471,736	278,236,633	152,738,248	29,870,316	45,388,131
57,729,801	34,481,205	—	—	15,692,543	38,485,512
(326,832,040)	(593,319,049)	(71,203,284)	(75,911,710)	(46,574,116)	(50,491,092)

(55,998,318)	(103,366,108)	207,033,349	76,826,538	(1,011,257)	33,382,551

(120,814,226)	(143,241,265)	205,798,425	89,072,720	(7,953,394)	16,781,569

846,358,610	989,599,875	192,800,411	103,727,691	262,813,708	246,032,139

$725,544,384	$846,358,610	$398,598,836	$192,800,411	$254,860,314	$262,813,708

4,318,850	9,420,528	13,432,833	8,013,409	1,630,633	2,310,393
1,320,601	724,572	—	—	898,603	2,124,037
(6,667,683)	(12,421,863)	(3,418,523)	(3,976,458)	(2,553,564)	(2,559,041)

(1,028,232)	(2,276,763)	10,014,310	4,036,951	(24,328)	1,875,389

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	69

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued)	RS Technology

	For the Year Ended 12/31/15	For the Year Ended 12/31/14

Operations
Net investment loss	$(1,690,317)	$(2,467,833)
Net realized gain from investments	14,446,757	31,352,235
Net change in unrealized appreciation/depreciation on investments	(3,551,675)	(20,322,583)

Net Increase/(Decrease) in Net Assets Resulting from Operations	9,204,765	8,561,819

Distributions to Shareholders
Net realized gain on investments
Class A	(10,696,045)	(21,102,975)
Class C	(1,221,128)	(2,195,039)
Class K	(141,815)	(220,804)
Class Y	(2,619,573)	(7,584,583)

Total Distributions	(14,678,561)	(31,103,401)

Capital Share Transactions
Proceeds from sales of shares	27,053,159	57,028,556
Reinvestment of distributions	13,377,256	27,838,274
Cost of shares redeemed	(82,914,005)	(79,498,603)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(42,483,590)	5,368,227

Net Decrease in Net Assets	(47,957,386)	(17,173,355)

Net Assets
Beginning of year	197,014,356	214,187,711

End of year	$149,056,970	$197,014,356

Accumulated Net Investment Loss Included in Net Assets	$(177,810)	$—

Other Information:
Shares
Sold	1,463,384	2,837,485
Reinvested	775,391	1,543,987
Redeemed	(4,474,892)	(4,053,940)

Net Increase/(Decrease)	(2,236,117)	327,532

70	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Small Cap Equity

For the Year Ended 12/31/15	For the Year Ended 12/31/14

$(814,689)	$(1,103,973)
19,141,470	18,059,007
(19,038,575)	(6,157,516)

(711,794)	10,797,518

(19,079,990)	(11,015,137)
(299,505)	(130,975)
(1,184,976)	(778,270)
(1,155,888)	(7,721,749)

(21,720,359)	(19,646,131)

16,708,572	19,182,766
21,251,291	19,454,010
(65,163,099)	(37,984,102)

(27,203,236)	652,674

(49,635,389)	(8,195,939)

122,430,123	130,626,062

$72,794,734	$122,430,123

$—	$—

801,374	899,419
1,502,563	992,916
(3,305,349)	(1,811,355)

(1,001,412)	80,980

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	71

FINANCIAL INFORMATION

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Loss[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Small Cap Growth Fund
Class A
Year Ended 12/31/15	$65.53	$(0.74)	$0.80	$0.06	$—	$(0.86)	$(0.86)
Year Ended 12/31/14	63.68	(0.71)	6.64	5.93	(0.57)	(3.51)	(4.08)
Year Ended 12/31/13	46.71	(0.64)	23.37	22.73	(0.86)	(4.90)	(5.76)
Year Ended 12/31/12	40.70	(0.43)	6.44	6.01	—	—	—
Year Ended 12/31/11	41.67	(0.48)	(0.53)	(1.01)	—	—	—

Class C
Year Ended 12/31/15	$60.15	$(1.15)	$0.76	$(0.39)	$—	$(0.86)	$(0.86)
Year Ended 12/31/14	58.84	(1.09)	6.08	4.99	(0.17)	(3.51)	(3.68)
Year Ended 12/31/13	43.78	(1.09)	21.79	20.70	(0.74)	(4.90)	(5.64)
Year Ended 12/31/12	38.38	(0.66)	6.06	5.40	—	—	—
Year Ended 12/31/11	39.97	(1.12)	(0.51)	(1.63)	—	—	—

Class K
Year Ended 12/31/15	$62.28	$(0.93)	$0.78	$(0.15)	$—	$(0.86)	$(0.86)
Year Ended 12/31/14	60.77	(0.94)	6.29	5.35	(0.33)	(3.51)	(3.84)
Year Ended 12/31/13	44.85	(0.90)	22.38	21.48	(0.66)	(4.90)	(5.56)
Year Ended 12/31/12	39.29	(0.64)	6.20	5.56	—	—	—
Year Ended 12/31/11	40.47	(0.71)	(0.51)	(1.22)	—	—	—

Class Y
Year Ended 12/31/15	$67.04	$(0.56)	$0.81	$0.25	$(0.11)	$(0.86)	$(0.97)
Year Ended 12/31/14	65.06	(0.54)	6.79	6.25	(0.76)	(3.51)	(4.27)
Year Ended 12/31/13	47.65	(0.52)	23.90	23.38	(1.07)	(4.90)	(5.97)
Year Ended 12/31/12	41.38	(0.24)	6.51	6.27	—	—	—
Year Ended 12/31/11	42.24	(0.35)	(0.55)	(0.90)	—	—	—

See notes to Financial Highlights on page 83.

72	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase from Regulatory Settlements	Net Asset Value, End of Period	Total Return[2]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$64.73	0.08%		$767,304	1.40%	1.41%	(1.07)%	(1.08)%	94%
—	65.53	9.36%		618,656	1.38%	1.42%	(1.12)%	(1.16)%	104%
—	63.68	49.22%		499,282	1.35%	1.41%	(1.12)%	(1.18)%	115%	[5]
—	46.71	14.77%		523,193	1.35%	1.48%	(0.94)%	(1.07)%	106%
0.04	40.70	(2.33)%	[4]	452,050	1.35%	1.45%	(1.11)%	(1.21)%	105%

$—	$58.90	(0.67)%		$20,878	2.16%	2.18%	(1.81)%	(1.83)%	94%
—	60.15	8.52%		11,792	2.15%	2.29%	(1.88)%	(2.02)%	104%
—	58.84	47.86%		6,608	2.27%	2.32%	(1.98)%	(2.03)%	115%	[5]
—	43.78	14.07%		1,881	1.97%	2.10%	(1.56)%	(1.69)%	106%
0.04	38.38	(3.98)%	[4]	1,328	2.97%	3.07%	(2.73)%	(2.83)%	105%

$—	$61.27	(0.26)%		$5,241	1.75%	1.75%	(1.41)%	(1.41)%	94%
—	62.28	8.86%		2,621	1.84%	1.88%	(1.58)%	(1.62)%	104%
—	60.77	48.45%		1,782	1.87%	1.92%	(1.62)%	(1.67)%	115%	[5]
—	44.85	14.15%		1,056	1.88%	2.01%	(1.46)%	(1.59)%	106%
0.04	39.29	(2.92)%	[4]	969	1.94%	2.04%	(1.70)%	(1.80)%	105%

$—	$66.32	0.36%		$1,576,927	1.13%	1.18%	(0.79)%	(0.84)%	94%
—	67.04	9.65%		504,974	1.11%	1.13%	(0.84)%	(0.86)%	104%
—	65.06	49.63%		285,659	1.11%	1.17%	(0.85)%	(0.91)%	115%	[5]
—	47.65	15.15%		92,121	1.01%	1.14%	(0.52)%	(0.65)%	106%
0.04	41.38	(2.04)%	[4]	51,200	1.05%	1.15%	(0.81)%	(0.91)%	105%
See notes to Financial Highlights on page 83.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	73

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Loss[1]	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Select Growth Fund
Class A
Year Ended 12/31/15	$47.80	$(0.41)	$0.24	$(0.17)	$—	$(4.09)	$(4.09)
Year Ended 12/31/14	49.57	(0.52)	1.08	0.56	—	(2.33)	(2.33)
Year Ended 12/31/13	36.52	(0.50)	14.27	13.77	—	(0.72)	(0.72)
Year Ended 12/31/12	30.79	(0.25)	5.98	5.73	—	—	—
Year Ended 12/31/11	29.24	(0.33)	1.84	1.51	—	—	—

Class C
Year Ended 12/31/15	$44.57	$(0.74)	$0.23	$(0.51)	$—	$(4.09)	$(4.09)
Year Ended 12/31/14	46.73	(0.83)	1.00	0.17	—	(2.33)	(2.33)
Year Ended 12/31/13	34.74	(0.82)	13.53	12.71	—	(0.72)	(0.72)
Year Ended 12/31/12	29.51	(0.47)	5.70	5.23	—	—	—
Year Ended 12/31/11	28.32	(0.58)	1.73	1.15	—	—	—

Class K
Year Ended 12/31/15	$44.40	$(0.59)	$0.21	$(0.38)	$—	$(4.09)	$(4.09)
Year Ended 12/31/14	46.38	(0.71)	1.06	0.35	—	(2.33)	(2.33)
Year Ended 12/31/13	34.43	(0.71)	13.38	12.67	—	(0.72)	(0.72)
Year Ended 12/31/12	29.30	(0.57)	5.70	5.13	—	—	—
Year Ended 12/31/11	28.02	(0.51)	1.75	1.24	—	—	—

Class Y
Year Ended 12/31/15	$48.61	$(0.29)	$0.24	$(0.05)	$—	$(4.09)	$(4.09)
Year Ended 12/31/14	50.24	(0.39)	1.09	0.70	—	(2.33)	(2.33)
Year Ended 12/31/13	36.90	(0.39)	14.45	14.06	—	(0.72)	(0.72)
Year Ended 12/31/12	31.02	(0.13)	6.01	5.88	—	—	—
Year Ended 12/31/11	29.37	(0.22)	1.83	1.61	—	—	—

See notes to Financial Highlights on page 83.

74	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase from Regulatory Settlements	Net Asset Value, End of Period	Total Return[2]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$43.54	(0.38)%		$237,899	1.40%	1.44%	(0.84)%	(0.88)%	88%
—	47.80	1.16%		284,499	1.38%	1.43%	(1.08)%	(1.13)%	96%
—	49.57	37.79%		438,084	1.35%	1.45%	(1.14)%	(1.24)%	105%	[5]
—	36.52	18.61%		192,954	1.35%	1.55%	(0.72)%	(0.92)%	112%
0.04	30.79	5.30%	[4]	90,223	1.35%	1.61%	(1.07)%	(1.33)%	104%

$—	$39.97	(1.17)%		$82,838	2.18%	2.20%	(1.62)%	(1.64)%	88%
—	44.57	0.39%		86,025	2.16%	2.25%	(1.85)%	(1.94)%	96%
—	46.73	36.67%		88,208	2.16%	2.26%	(1.94)%	(2.04)%	105%	[5]
—	34.74	17.72%		21,322	2.15%	2.35%	(1.43)%	(1.63)%	112%
0.04	29.51	4.20%	[4]	2,253	2.26%	2.52%	(1.94)%	(2.20)%	104%

$—	$39.93	(0.88)%		$1,843	1.90%	1.90%	(1.30)%	(1.30)%	88%
—	44.40	0.78%		1,239	1.89%	1.97%	(1.57)%	(1.65)%	96%
—	46.38	36.89%		1,052	1.92%	2.02%	(1.71)%	(1.81)%	105%[5]
—	34.43	17.51%		302	2.31%	2.51%	(1.75)%	(1.95)%	112%
0.04	29.30	4.57%	[4]	170	1.99%	2.25%	(1.72)%	(1.98)%	104%

$—	$44.47	(0.12)%		$402,965	1.14%	1.18%	(0.58)%	(0.62)%	88%
—	48.61	1.42%		474,596	1.12%	1.18%	(0.81)%	(0.87)%	96%
—	50.24	38.19%		462,256	1.09%	1.19%	(0.87)%	(0.97)%	105%	[5]
—	36.90	18.96%		96,440	1.07%	1.27%	(0.37)%	(0.57)%	112%
0.04	31.02	5.62%	[4]	17,504	1.04%	1.30%	(0.72)%	(0.98)%	104%

See notes to Financial Highlights on page 83.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	75

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Loss[1]	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Mid Cap Growth Fund
Class A
Year Ended 12/31/15	$20.14	$(0.08)	$0.23	$0.15	$—	$—	$—
Year Ended 12/31/14	18.83	(0.15)	1.46	1.31	—	—	—
Year Ended 12/31/13	13.07	(0.12)	5.88	5.76	—	—	—
Year Ended 12/31/12	11.38	(0.08)	1.77	1.69	—	—	—
Year Ended 12/31/11	11.26	(0.09)	0.21	0.12	—	—	—

Class C
Year Ended 12/31/15	$18.64	$(0.25)	$0.22	$(0.03)	$—	$—	$—
Year Ended 12/31/14	17.56	(0.28)	1.36	1.08	—	—	—
Year Ended 12/31/13	12.30	(0.24)	5.50	5.26	—	—	—
Year Ended 12/31/12	10.81	(0.18)	1.67	1.49	—	—	—
Year Ended 12/31/11	10.79	(0.19)	0.21	0.02	—	—	—

Class K
Year Ended 12/31/15	$19.18	$(0.18)	$0.22	$0.04	$—	$—	$—
Year Ended 12/31/14	18.01	(0.24)	1.41	1.17	—	—	—
Year Ended 12/31/13	12.56	(0.19)	5.64	5.45	—	—	—
Year Ended 12/31/12	11.00	(0.15)	1.71	1.56	—	—	—
Year Ended 12/31/11	10.94	(0.15)	0.21	0.06	—	—	—

Class Y
Year Ended 12/31/15	$20.58	$(0.03)	$0.24	$0.21	$—	$—	$—
Year Ended 12/31/14	19.19	(0.10)	1.49	1.39	—	—	—
Year Ended 12/31/13	13.29	(0.09)	5.99	5.90	—	—	—
Year Ended 12/31/12	11.54	(0.02)	1.77	1.75	—	—	—
Year Ended 12/31/11	11.39	(0.07)	0.22	0.15	—	—	—

See notes to Financial Highlights on page 83.

76	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$20.29	0.74%	$196,437	1.23%	1.31%	(0.39)%	(0.47)%	120%
20.14	6.96%	104,407	1.29%	1.38%	(0.81)%	(0.90)%	154%
18.83	44.07%	78,612	1.28%	1.45%	(0.78)%	(0.95)%	119%
13.07	14.85%	55,023	1.34%	1.51%	(0.60)%	(0.77)%	110%
11.38	1.07%	50,540	1.48%	1.48%	(0.81)%	(0.81)%	85%

$18.61	(0.16)%	$26,793	2.11%	2.11%	(1.30)%	(1.30)%	120%
18.64	6.15%	13,040	2.10%	2.22%	(1.61)%	(1.73)%	154%
17.56	42.76%	4,851	2.14%	2.31%	(1.63)%	(1.80)%	119%
12.30	13.78%	2,071	2.30%	2.47%	(1.52)%	(1.69)%	110%
10.81	0.19%	1,178	2.41%	2.41%	(1.73)%	(1.73)%	85%

$19.22	0.21%	$1,740	1.74%	1.74%	(0.93)%	(0.93)%	120%
19.18	6.50%	1,681	1.79%	1.85%	(1.31)%	(1.37)%	154%
18.01	43.39%	1,451	1.77%	1.94%	(1.27)%	(1.44)%	119%
12.56	14.18%	797	1.92%	2.09%	(1.18)%	(1.35)%	110%
11.00	0.55%	804	2.00%	2.00%	(1.31)%	(1.31)%	85%

$20.79	1.02%	$173,629	0.97%	1.08%	(0.15)%	(0.26)%	120%
20.58	7.24%	73,672	1.04%	1.11%	(0.53)%	(0.60)%	154%
19.19	44.39%	18,814	1.05%	1.23%	(0.55)%	(0.73)%	119%
13.29	15.16%	8,241	1.07%	1.24%	(0.13)%	(0.30)%	110%
11.54	1.32%	2,685	1.24%	1.24%	(0.55)%	(0.55)%	85%

See notes to Financial Highlights on page 83.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	77

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Growth Fund
Class A
Year Ended 12/31/15	$18.01	$(0.03)[1]	$0.74	$0.71	$—	$(1.23)	$(1.23)
Year Ended 12/31/14	19.33	(0.07)	2.02	1.95	—	(3.27)	(3.27)
Year Ended 12/31/13	13.46	(0.07)	5.94	5.87	—	—	—
Year Ended 12/31/12	11.77	— [6]	1.69	1.69	—	—	—
Year Ended 12/31/11	11.85	(0.05)	(0.04)	(0.09)	—	—	—

Class C
Year Ended 12/31/15	$16.45	$(0.17)[1]	$0.68	$0.51	$—	$(1.23)	$(1.23)
Year Ended 12/31/14	18.06	(0.15)	1.81	1.66	—	(3.27)	(3.27)
Year Ended 12/31/13	12.70	0.20	5.16	5.36	—	—	—
Year Ended 12/31/12	11.20	(0.02)	1.52	1.50	—	—	—
Year Ended 12/31/11	11.44	(0.15)	(0.10)	(0.25)	—	—	—

Class K
Year Ended 12/31/15	$17.31	$(0.14)[1]	$0.71	$0.57	$—	$(1.23)	$(1.23)
Year Ended 12/31/14	18.80	(0.17)	1.95	1.78	—	(3.27)	(3.27)
Year Ended 12/31/13	13.18	(0.10)	5.72	5.62	—	—	—
Year Ended 12/31/12	11.59	(0.16)	1.75	1.59	—	—	—
Year Ended 12/31/11	11.73	(0.21)	0.06	(0.15)	—	—	—

Class Y
Year Ended 12/31/15	$18.33	$0.02 [1]	$0.75	$0.77	$—	$(1.23)	$(1.23)
Year Ended 12/31/14	19.56	(0.04)	2.08	2.04	—	(3.27)	(3.27)
Year Ended 12/31/13	13.60	(0.09)	6.05	5.96	—	—	—
Year Ended 12/31/12	11.85	(0.05)	1.80	1.75	—	—	—
Year Ended 12/31/11	11.91	(0.02)	(0.05)	(0.07)	—	—	—

See notes to Financial Highlights on page 83.

78	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase from Regulatory Settlements	Net Asset Value, End of Period	Total Return[2]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$17.49	3.94%		$204,027	1.10%	1.19%	(0.18)%	(0.27)%	105%
—	18.01	9.98%		210,508	1.14%	1.21%	(0.39)%	(0.46)%	136%
—	19.33	43.61%		208,309	1.26%	1.26%	(0.49)%	(0.49)%	101%
—	13.46	14.36%		95,563	1.37%	1.37%	(0.01)%	(0.01)%	93%
0.01	11.77	(0.68)%	[4]	92,825	1.34%	1.34%	(0.38)%	(0.38)%	86%

$—	$15.73	3.09%		$11,553	1.93%	2.02%	(1.02)%	(1.11)%	105%
—	16.45	9.07%		13,300	1.97%	2.06%	(1.21)%	(1.30)%	136%
—	18.06	42.20%		10,415	2.15%	2.16%	(1.39)%	(1.40)%	101%
—	12.70	13.39%		756	2.32%	2.32%	(0.92)%	(0.92)%	93%
0.01	11.20	(2.10)%	[4]	529	2.81%	2.81%	(1.81)%	(1.81)%	86%

$—	$16.65	3.28%		$979	1.71%	1.79%	(0.80)%	(0.88)%	105%
—	17.31	9.36%		1,249	1.71%	1.81%	(0.97)%	(1.07)%	136%
—	18.80	42.64%		1,340	1.74%	1.84%	(1.11)%	(1.21)%	101%
—	13.18	13.72%		674	1.94%	1.94%	(0.63)%	(0.63)%	93%
0.01	11.59	(1.19)%	[4]	741	1.86%	1.86%	(0.91)%	(0.91)%	86%

$—	$17.87	4.20%		$38,301	0.83%	0.95%	0.10%	(0.02)%	105%
—	18.33	10.33%		37,757	0.86%	0.91%	(0.10)%	(0.15)%	136%
—	19.56	43.82%		25,968	0.98%	0.98%	(0.24)%	(0.24)%	101%
—	13.60	14.77%		4,800	1.13%	1.13%	0.49%	0.49%	93%
0.01	11.85	(0.50)%	[4]	1,508	1.11%	1.11%	(0.13)%	(0.13)%	86%

See notes to Financial Highlights on page 83.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	79

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Loss[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Technology Fund
Class A
Year Ended 12/31/15	$18.13	$(0.19)	$1.26	$1.07	$—	$(1.85)	$(1.85)
Year Ended 12/31/14	20.38	(0.24)	1.30	1.06	—	(3.31)	(3.31)
Year Ended 12/31/13	16.95	(0.23)	7.76	7.53	(0.04)	(4.06)	(4.10)
Year Ended 12/31/12	16.54	(0.20)	1.56	1.36	—	(0.95)	(0.95)
Year Ended 12/31/11	19.60	(0.24)	(2.10)	(2.34)	—	(0.72)	(0.72)

Class C
Year Ended 12/31/15	$16.27	$(0.29)	$1.12	$0.83	$—	$(1.85)	$(1.85)
Year Ended 12/31/14	18.77	(0.37)	1.18	0.81	—	(3.31)	(3.31)
Year Ended 12/31/13	15.96	(0.37)	7.24	6.87	—	(4.06)	(4.06)
Year Ended 12/31/12	15.74	(0.33)	1.50	1.17	—	(0.95)	(0.95)
Year Ended 12/31/11	18.83	(0.36)	(2.01)	(2.37)	—	(0.72)	(0.72)

Class K
Year Ended 12/31/15	$16.85	$(0.25)	$1.16	$0.91	$—	$(1.85)	$(1.85)
Year Ended 12/31/14	19.26	(0.32)	1.22	0.90	—	(3.31)	(3.31)
Year Ended 12/31/13	16.24	(0.32)	7.40	7.08	—	(4.06)	(4.06)
Year Ended 12/31/12	15.96	(0.28)	1.51	1.23	—	(0.95)	(0.95)
Year Ended 12/31/11	19.06	(0.35)	(2.03)	(2.38)	—	(0.72)	(0.72)

Class Y
Year Ended 12/31/15	$18.78	$(0.14)	$1.29	$1.15	$—	$(1.85)	$(1.85)
Year Ended 12/31/14	20.93	(0.19)	1.35	1.16	—	(3.31)	(3.31)
Year Ended 12/31/13	17.32	(0.18)	7.94	7.76	(0.09)	(4.06)	(4.15)
Year Ended 12/31/12	16.82	(0.15)	1.60	1.45	—	(0.95)	(0.95)
Year Ended 12/31/11	19.86	(0.18)	(2.14)	(2.32)	—	(0.72)	(0.72)

See notes to Financial Highlights on page 83.

80	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$17.35	5.89%	$109,201	1.49%	1.49%	(1.01)%	(1.01)%	119%
18.13	5.26%	134,534	1.51%	1.51%	(1.21)%	(1.21)%	146%
20.38	45.59%	156,011	1.49%	1.49%	(1.15)%	(1.15)%	141%
16.95	8.30%	123,343	1.59%	1.59%	(1.11)%	(1.11)%	84%
16.54	(11.91)%	156,795	1.53%	1.53%	(1.21)%	(1.21)%	121%

$15.25	5.08%	$11,160	2.28%	2.28%	(1.79)%	(1.79)%	119%
16.27	4.38%	12,745	2.36%	2.36%	(2.06)%	(2.06)%	146%
18.77	44.30%	16,402	2.34%	2.34%	(2.00)%	(2.00)%	141%
15.96	7.51%	15,660	2.36%	2.36%	(1.88)%	(1.88)%	84%
15.74	(12.56)%	15,977	2.32%	2.32%	(1.99)%	(1.99)%	121%

$15.91	5.38%	$1,281	1.93%	1.93%	(1.45)%	(1.45)%	119%
16.85	4.74%	1,367	2.03%	2.03%	(1.73)%	(1.73)%	146%
19.26	44.82%	1,438	2.02%	2.02%	(1.68)%	(1.68)%	141%
16.24	7.79%	1,077	2.08%	2.08%	(1.60)%	(1.60)%	84%
15.96	(12.46)%	998	2.16%	2.16%	(1.84)%	(1.84)%	121%

$18.08	6.11%	$27,416	1.24%	1.24%	(0.74)%	(0.74)%	119%
18.78	5.61%	48,368	1.22%	1.22%	(0.91)%	(0.91)%	146%
20.93	46.00%	40,337	1.22%	1.22%	(0.88)%	(0.88)%	141%
17.32	8.70%	28,154	1.27%	1.27%	(0.79)%	(0.79)%	84%
16.82	(11.66)%	29,709	1.24%	1.24%	(0.91)%	(0.91)%	121%

See notes to Financial Highlights on page 83.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	81

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Loss[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Small Cap Equity Fund
Class A
Year Ended 12/31/15	$19.81	$(0.20)	$0.38	$0.18	$—	$(5.75)	$(5.75)
Year Ended 12/31/14	21.46	(0.21)	2.32	2.11	—	(3.76)	(3.76)
Year Ended 12/31/13	17.12	(0.22)	8.51	8.29	—	(3.95)	(3.95)
Year Ended 12/31/12	15.54	(0.16)	2.44	2.28	—	(0.70)	(0.70)
Year Ended 12/31/11	15.92	(0.17)	(0.23)	(0.40)	—	—	—

Class C
Year Ended 12/31/15	$13.42	$(0.25)	$0.29	$0.04	$—	$(5.75)	$(5.75)
Year Ended 12/31/14	15.79	(0.29)	1.68	1.39	—	(3.76)	(3.76)
Year Ended 12/31/13	13.43	(0.30)	6.61	6.31	—	(3.95)	(3.95)
Year Ended 12/31/12	12.43	(0.25)	1.95	1.70	—	(0.70)	(0.70)
Year Ended 12/31/11	12.86	(0.26)	(0.19)	(0.45)	—	—	—

Class K
Year Ended 12/31/15	$17.99	$(0.26)	$0.35	$0.09	$—	$(5.75)	$(5.75)
Year Ended 12/31/14	19.88	(0.27)	2.14	1.87	—	(3.76)	(3.76)
Year Ended 12/31/13	16.12	(0.27)	7.98	7.71	—	(3.95)	(3.95)
Year Ended 12/31/12	14.70	(0.20)	2.32	2.12	—	(0.70)	(0.70)
Year Ended 12/31/11	15.12	(0.21)	(0.23)	(0.44)	—	—	—

Class Y
Year Ended 12/31/15	$20.04	$(0.16)	$0.26	$0.10	$—	$(5.75)	$(5.75)
Year Ended 12/31/14	21.60	(0.16)	2.36	2.20	—	(3.76)	(3.76)
Year Ended 12/31/13	17.17	(0.16)	8.54	8.38	—	(3.95)	(3.95)
Year Ended 12/31/12	15.54	(0.12)	2.45	2.33	—	(0.70)	(0.70)
Year Ended 12/31/11	15.88	(0.11)	(0.25)	(0.36)	—	—	—

82	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase from Regulatory Settlements	Net Asset Value, End of Period	Total Return[2]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$14.24	0.61%		$64,707	1.30%	1.30%	(0.97)%	(0.97)%	98%
—	19.81	10.00%		68,785	1.27%	1.27%	(0.99)%	(0.99)%	93%
—	21.46	49.48%		72,843	1.29%	1.29%	(1.03)%	(1.03)%	107%
—	17.12	14.78%		54,669	1.35%	1.35%	(0.93)%	(0.93)%	98%
0.02	15.54	(2.39)%	[4]	55,180	1.26%	1.26%	(1.05)%	(1.05)%	100%

$—	$7.71	(0.17)%		$622	2.10%	2.39%	(1.77)%	(2.06)%	98%
—	13.42	9.02%		593	2.15%	2.37%	(1.90)%	(2.12)%	93%
—	15.79	48.32%		1,091	2.08%	2.08%	(1.85)%	(1.85)%	107%
—	13.43	13.81%		1,904	2.22%	2.24%	(1.78)%	(1.80)%	98%
0.02	12.43	(3.34)%	[4]	1,523	2.19%	2.19%	(1.97)%	(1.97)%	100%

$—	$12.33	0.16%		$3,662	1.71%	1.71%	(1.39)%	(1.39)%	98%
—	17.99	9.58%		4,455	1.67%	1.71%	(1.39)%	(1.43)%	93%
—	19.88	48.95%		4,898	1.60%	1.69%	(1.35)%	(1.44)%	107%
—	16.12	14.53%		4,714	1.60%	1.77%	(1.23)%	(1.40)%	98%
0.02	14.70	(2.78)%	[4]	9,717	1.60%	1.78%	(1.38)%	(1.56)%	100%

$—	$14.39	0.18%		$3,804	1.07%	1.07%	(0.76)%	(0.76)%	98%
—	20.04	10.35%		48,597	1.01%	1.01%	(0.74)%	(0.74)%	93%
—	21.60	49.84%		51,794	1.00%	1.00%	(0.74)%	(0.74)%	107%
—	17.17	15.10%		33,591	1.08%	1.08%	(0.67)%	(0.67)%	98%
0.02	15.54	(2.14)%	[4]	32,690	0.96%	0.96%	(0.68)%	(0.68)%	100%

Distributions	reflect actual per-share amounts distributed for the period.

[1]	Calculated based on the average shares outstanding during the period.

[2]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[4]

Without the effect of the income from the regulatory settlements, the total returns would have been for RS Small Cap Growth Fund (2.44)%, (4.07)%, (3.02)%, and (2.18)% for Class A, Class C, Class K and Class Y, respectively; for RS Select Growth Fund 5.21%, 4.14%, 4.49% and 5.55% for Class A, Class C, Class K and Class Y, respectively; for RS Growth Fund (0.78)%, (2.18)%, (1.27)% and (0.57)% for Class A, Class C, Class K and Class Y, respectively; for RS Small Cap Equity Fund (2.51)%, (3.46)%, (2.87)% and (2.26)% for Class A, Class C, Class K and Class Y, respectively.

[5]	Excludes portfolio securities delivered as a result of processing in-kind redemptions.

[6]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	83

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2015

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to six series offered by the Trust: RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, RS Technology Fund and RS Small Cap Equity Fund (each a “Fund,” collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Funds offer Class A, C, K and Y shares. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates market value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

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Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2015, the Funds had no securities classified as Level 3.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2015, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

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NOTES TO FINANCIAL STATEMENTS

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Funds’ Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2015, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any,

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NOTES TO FINANCIAL STATEMENTS

related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2015, the Funds did not incur any such interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state authorities for tax years before 2011.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses, and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets attributable to each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance

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NOTES TO FINANCIAL STATEMENTS

Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Small Cap Growth Fund	0.95%
RS Select Growth Fund	1.00%
RS Mid Cap Growth Fund	0.85%
RS Growth Fund	0.75%
RS Technology Fund	1.00%
RS Small Cap Equity Fund	0.75%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2016, to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

Fund	Expense Limitation
	Class A		Class C	Class K	Class Y
RS Small Cap Growth Fund	1.40%		2.16%	1.86%	1.13%
RS Select Growth Fund	1.40%		2.18%	1.91%	1.14%
RS Mid Cap Growth Fund	1.20%	(1)	2.11%	1.80%	0.95%	(1)
RS Growth Fund	1.10%		1.93%	1.71%	0.83%
RS Small Cap Equity Fund	1.35%		2.10%	1.75%	1.10%
(1)	The expense limitation in effect from January 1, 2015, through April 30, 2015, was 1.30% for Class A shares, and 1.05% for Class Y shares.

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with RSFD for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, RSFD is compensated for services in such capacity, including its expenses in

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connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2015, RSFD received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Small Cap Growth Fund	Class A	0.25%	$1,868,321
	Class C	1.00%	208,771
	Class K	0.65%	28,608
	Class Y	0.00%	—
RS Select Growth Fund	Class A	0.25%	$669,057
	Class C	1.00%	877,526
	Class K	0.65%	8,195
	Class Y	0.00%	—
RS Mid Cap Growth Fund	Class A	0.25%	$332,223
	Class C	1.00%	176,434
	Class K	0.65%	12,055
	Class Y	0.00%	—
RS Growth Fund	Class A	0.25%	$521,573
	Class C	1.00%	126,545
	Class K	0.65%	7,831
	Class Y	0.00%	—
RS Technology Fund	Class A	0.25%	$297,494
	Class C	1.00%	115,258
	Class K	0.65%	9,033
	Class Y	0.00%	—
RS Small Cap Equity Fund	Class A	0.25%	$178,907
	Class C	1.00%	7,797
	Class K	0.65%	28,502
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts, which expenses are allocable to RSFD. RS Investments compensates RSFD for its services in connection with the promotion of Fund shares and reimburses RSFD for its expenses, including payments made by RSFD to third parties in respect of the promotion of Fund shares in excess of amounts received by RSFD under the distribution plan. In addition to payments under the distribution plan, the Funds reimburse RSFD for payments RSFD makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations as “Transfer agent fees.”

Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2015, PAS informed the Trust it received $1,830,481 directly or indirectly from RSFD as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

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NOTES TO FINANCIAL STATEMENTS

For the year ended December 31, 2015, aggregate front-end sales charges for the sale of Class A shares paid to RSFD were as follows:

Fund	Sales Charges
RS Small Cap Growth Fund	$35,560
RS Select Growth Fund	27,188
RS Mid Cap Growth Fund	21,267
RS Growth Fund	7,095
RS Technology Fund	2,856
RS Small Cap Equity Fund	1,443

RSFD is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2015, RSFD received CDSL charges as follows:

Fund	CDSL
RS Small Cap Growth Fund	$786
RS Select Growth Fund	13,598
RS Mid Cap Growth Fund	6,464
RS Growth Fund	4,287
RS Technology Fund	1,970
RS Small Cap Equity Fund	140

d. Affiliated Issuers If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the year ended December 31, 2015, is listed below:

RS Small Cap Growth Fund

Issuer	Number of Shares Held at Beginning of Period		Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Income	Net Realized Gain/(Loss)	Value at End of Period
Atricure, Inc.	594,238	*	1,235,290	—	1,829,528	$—	$—	$41,054,609
Loxo Oncology, Inc.	418,500	*	705,270	152,810	970,960	—	1,039,978	—	**
Neff Corp., Class A	530,200		40,010	570,210	—	—	(2,376,901)	—	**
Red Robin Gourmet Burgers, Inc.	162,900	*	663,260	7,046	819,114	—	(195,057)	50,572,098
Vital Therapies, Inc.	554,712	*	1,776,820	876,660	1,454,872	—	(9,806,662)	—	**
						$—	$(11,338,642)	$91,626,707
*	Issuer was not an affiliated issuer at beginning of period.
**	Issuer was not an affiliated issuer at end of period.

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Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2015 and December 31, 2014, was as follows:

	Ordinary Income		Long-Term Capital Gains
Fund	2015	2014	2015	2014
RS Small Cap Growth Fund	$2,628,652	$7,953,504	$30,597,192	$60,244,905
RS Select Growth Fund	—	9,089,513	63,750,868	30,240,418
RS Growth Fund	—	4,728,254	16,842,300	36,394,351
RS Technology Fund	998,614	5,805,862	13,679,947	25,297,539
RS Small Cap Equity Fund	302,358	1,425,870	21,418,001	18,220,261

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2015, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
RS Small Cap Growth Fund	$(21,020,124)	$21,159,049	$(138,925)
RS Select Growth Fund	(6,332,379)	6,380,015	(47,636)
RS Mid Cap Growth Fund	(941,728)	943,509	(1,781)
RS Growth Fund	(479,749)	479,749	—
RS Technology Fund	—	1,512,507	(1,512,507)
RS Small Cap Equity Fund	(25,410)	814,689	(789,279)

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The tax basis of distributable earnings as of December 31, 2015, was as follows:

Fund	Undistributed Long-Term Capital Gains
RS Select Growth Fund	$6,407,649
RS Growth Fund	1,416,849
RS Technology Fund	650,430

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2015, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Mid Cap Growth Fund	$17,039,368

See the chart below for capital loss carryovers available to the Funds at December 31, 2015.

Fund	Expiring 2017	Total
RS Mid Cap Growth Fund	$32,889,056	$32,889,056

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2015, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Small Cap Growth Fund	$45,044,484
RS Small Cap Equity Fund	16,462

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b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2015, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Small Cap Growth Fund	$2,169,085,299	$202,341,610	$309,332,326	$(106,990,716)
RS Select Growth Fund	604,630,422	119,883,765	135,489,357	(15,605,592)
RS Mid Cap Growth Fund	392,261,914	4,680,341	18,898,630	(14,218,289)
RS Growth Fund	202,317,662	52,516,191	57,807,250	(5,291,059)
RS Technology Fund	111,943,936	37,302,451	41,252,563	(3,950,112)
RS Small Cap Equity Fund	65,495,832	7,808,265	11,141,773	(3,333,508)

Transactions in Capital Shares

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

RS Small Cap Growth Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,679,170	$323,577,257	3,408,416	$218,850,634
Shares reinvested	149,689	9,800,101	543,510	35,306,668
Shares redeemed	(2,416,559)	(166,278,560)	(2,351,828)	(146,606,735)

Net increase	2,412,300	$167,098,798	1,600,098	$107,550,567

Class C
Shares sold	210,267	$13,488,801	110,651	$6,475,526
Shares reinvested	4,261	253,927	8,432	502,932
Shares redeemed	(56,116)	(3,500,352)	(35,343)	(2,018,470)

Net increase	158,412	$10,242,376	83,740	$4,959,988

Class K
Shares sold	63,357	$4,204,391	24,466	$1,476,926
Shares reinvested	1,164	72,152	2,494	153,992
Shares redeemed	(21,059)	(1,377,876)	(14,202)	(859,337)

Net increase	43,462	$2,898,667	12,758	$771,581

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Small Cap Growth Fund (continued)

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class Y
Shares sold	21,648,895	$1,572,744,574	5,537,492	$356,363,804
Shares reinvested	323,939	21,726,579	437,497	29,071,668
Shares redeemed	(5,728,126)	(403,343,589)	(2,833,520)	(179,345,460)

Net increase	16,244,708	$1,191,127,564	3,141,469	$206,090,012

RS Select Growth Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,147,612	$56,490,599	2,123,302	$102,642,692
Shares reinvested	452,795	19,782,643	260,866	12,398,941
Shares redeemed	(2,087,922)	(102,011,599)	(5,270,220)	(250,771,697)

Net decrease	(487,515)	$(25,738,357)	(2,886,052)	$(135,730,064)

Class C
Shares sold	394,403	$17,933,448	586,104	$26,693,440
Shares reinvested	170,203	6,830,273	80,875	3,585,212
Shares redeemed	(422,398)	(19,025,619)	(624,281)	(27,785,644)

Net increase	142,208	$5,738,102	42,698	$2,493,008

Class K
Shares sold	32,932	$1,476,921	10,567	$475,562
Shares reinvested	2,236	89,632	1,246	55,043
Shares redeemed	(16,908)	(774,739)	(6,593)	(306,872)

Net increase	18,260	$791,814	5,220	$223,733

Class Y
Shares sold	2,743,903	$137,202,953	6,700,555	$325,660,042
Shares reinvested	695,367	31,027,253	381,585	18,442,009
Shares redeemed	(4,140,455)	(205,020,083)	(6,520,769)	(314,454,836)

Net increase/(decrease)	(701,185)	$(36,789,877)	561,371	$29,647,215

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RS Mid Cap Growth Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,849,787	$118,875,341	2,641,757	$49,891,267
Shares redeemed	(1,350,999)	(28,144,707)	(1,633,747)	(31,148,477)

Net increase	4,498,788	$90,730,634	1,008,010	$18,742,790

Class C
Shares sold	932,828	$17,781,985	523,992	$9,360,821
Shares redeemed	(192,926)	(3,643,759)	(100,596)	(1,765,332)

Net increase	739,902	$14,138,226	423,396	$7,595,489

Class K
Shares sold	36,965	$725,936	47,821	$873,609
Shares redeemed	(34,086)	(674,953)	(40,726)	(735,719)

Net increase	2,879	$50,983	7,095	$137,890

Class Y
Shares sold	6,613,253	$140,853,371	4,799,839	$92,612,551
Shares redeemed	(1,840,512)	(38,739,865)	(2,201,389)	(42,262,182)

Net increase	4,772,741	$102,113,506	2,598,450	$50,350,369

RS Growth Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	410,784	$7,612,473	830,100	$16,399,908
Shares reinvested	747,050	13,059,259	1,739,329	31,568,815
Shares redeemed	(1,178,552)	(21,744,830)	(1,659,371)	(32,884,863)

Net increase/(decrease)	(20,718)	$(1,073,098)	910,058	$15,083,860

Class C
Shares sold	254,417	$4,202,318	356,536	$6,420,342
Shares reinvested	32,145	505,633	92,263	1,529,718
Shares redeemed	(360,325)	(6,078,862)	(217,111)	(3,923,217)

Net increase/(decrease)	(73,763)	$(1,370,911)	231,688	$4,026,843

Class K
Shares sold	14,650	$259,491	17,550	$337,062
Shares reinvested	4,119	68,588	11,330	197,606
Shares redeemed	(32,135)	(569,658)	(28,045)	(536,635)

Net increase/(decrease)	(13,366)	$(241,579)	835	$(1,967)

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Growth Fund (continued)

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class Y
Shares sold	950,782	$17,796,034	1,106,207	$22,230,819
Shares reinvested	115,289	2,059,063	281,115	5,189,373
Shares redeemed	(982,552)	(18,180,766)	(654,514)	(13,146,377)

Net increase	83,519	$1,674,331	732,808	$14,273,815

RS Technology Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	813,029	$14,890,308	1,076,385	$21,581,060
Shares reinvested	585,741	10,156,765	1,129,480	20,387,106
Shares redeemed	(2,523,514)	(46,312,258)	(2,442,720)	(47,793,528)

Net decrease	(1,124,744)	$(21,265,185)	(236,855)	$(5,825,362)

Class C
Shares sold	69,266	$1,112,876	120,467	$2,133,135
Shares reinvested	66,396	1,012,548	108,714	1,761,160
Shares redeemed	(186,890)	(3,050,431)	(319,794)	(5,690,697)

Net decrease	(51,228)	$(925,007)	(90,613)	$(1,796,402)

Class K
Shares sold	16,980	$289,443	29,093	$546,202
Shares reinvested	8,914	141,815	13,166	220,804
Shares redeemed	(26,495)	(447,917)	(35,843)	(660,129)

Net increase/(decrease)	(601)	$(16,659)	6,416	$106,877

Class Y
Shares sold	564,109	$10,760,532	1,611,540	$32,768,159
Shares reinvested	114,340	2,066,128	292,627	5,469,204
Shares redeemed	(1,737,993)	(33,103,399)	(1,255,583)	(25,354,249)

Net increase/(decrease)	(1,059,544)	$(20,276,739)	648,584	$12,883,114

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RS Small Cap Equity Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	272,345	$5,800,112	156,465	$3,322,210
Shares reinvested	1,315,752	18,946,825	557,657	10,952,380
Shares redeemed	(514,641)	(10,310,156)	(637,221)	(13,456,123)

Net increase	1,073,456	$14,436,781	76,901	$818,467

Class C
Shares sold	24,740	$351,659	2,113	$29,169
Shares reinvested	32,085	250,262	8,902	118,482
Shares redeemed	(20,346)	(270,603)	(35,902)	(547,719)

Net increase/(decrease)	36,479	$331,318	(24,887)	$(400,068)

Class K
Shares sold	33,189	$612,138	30,018	$589,012
Shares reinvested	95,026	1,184,976	43,625	778,270
Shares redeemed	(78,707)	(1,485,947)	(72,464)	(1,386,719)

Net increase/(decrease)	49,508	$311,167	1,179	$(19,437)

Class Y
Shares sold	471,100	$9,944,663	710,823	$15,242,375
Shares reinvested	59,700	869,228	382,732	7,604,878
Shares redeemed	(2,691,655)	(53,096,393)	(1,065,768)	(22,593,541)

Net increase/(decrease)	(2,160,855)	$(42,282,502)	27,787	$253,712

b. Shareholder Concentration As of December 31, 2015, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Small Cap Growth Fund	4	67.08%
RS Select Growth Fund	6	62.57%
RS Mid Cap Growth Fund	6	58.01%
RS Growth Fund	2	22.23%
RS Technology Fund	4	33.34%
RS Small Cap Equity Fund	2	35.65%

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NOTES TO FINANCIAL STATEMENTS

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2015, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Small Cap Growth Fund	$3,148,094,408	$1,849,888,173
RS Select Growth Fund	704,896,289	816,994,547
RS Mid Cap Growth Fund	515,711,081	315,027,715
RS Growth Fund	266,822,099	285,669,744
RS Technology Fund	192,981,538	251,798,920
RS Small Cap Equity Fund	81,145,621	128,246,003

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 6 Temporary Borrowings

Effective August 17, 2015, the Funds, with other funds managed by RS Investments, are parties to a $350 million committed revolving credit facility from State Street Bank and Trust Company and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of

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borrowing. For the period January 1, 2015 through August 16, 2015, the Funds, with other funds managed by RS Investments, were parties to a $400 million committed revolving credit facility from State Street Bank and Trust Company under similar terms. Under the terms of both credit facilities, in addition to the interest charged on any borrowings by a fund, each fund pays a commitment fee of 0.11% per annum on its share of the unused portion of the credit facilities.

For the year ended December 31, 2015, the Funds which borrowed under the facilities were as follows:

Fund	Amount Outstanding at 12/31/15	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS Select Growth Fund	$–	4,100,642	9	1.45%
RS Mid Cap Growth Fund	–	1,469,418	1	1.39%
RS Growth Fund	–	231,148	9	1.38%
RS Technology Fund	–	868,213	9	1.39%
RS Small Cap Equity Fund	–	867,463	8	1.38%
*	For the year ended December 31, 2015, based on the number of days borrowings were outstanding.

Note 7 Sales Transaction

On December 18, 2015, Victory Capital Management Inc. (“Victory Capital”) announced it had agreed to acquire RS Investments. The transaction, which is expected to close by the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and consents, including approvals related to the Funds.

On January 19, 2016, the Board of Trustees of the Trust approved the reorganization of each of the Funds into a corresponding, newly-formed fund within the Victory family of funds (each, an “Acquiring Fund”) (the “Reorganizations”). Victory Capital will serve as the investment adviser to each Acquiring Fund. RS Investments anticipates that, except for RS Technology Fund, each Acquiring Fund will be managed by the same investment management team at RS Investments that currently manages the corresponding Fund and that the investment objective, principal investment strategies and principal risks of each Acquiring Fund will be substantially identical to those of the corresponding Fund. For RS Technology Fund, RS Investments and Victory Capital are proposing that the Acquiring Fund be named Victory RS Science and Technology Fund and that the Acquiring Fund’s investment focus be expanded to include, among other things, both science and technology companies. The Acquiring Fund’s portfolio management team will have two additional members, both of whom currently are members of RS Investments’ Growth Team.

The Reorganizations are subject to approval by shareholders of the Funds.

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NOTES TO FINANCIAL STATEMENTS

Note 8 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 9 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Small Cap Growth Fund

RS Select Growth Fund

RS Mid Cap Growth Fund

RS Growth Fund

RS Technology Fund

RS Small Cap Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, RS Technology Fund and RS Small Cap Equity Fund (six of the funds constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 22, 2016

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TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2015 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Small Cap Growth Fund	100.00%
RS Select Growth Fund	0.00%
RS Growth Fund	0.00%
RS Technology Fund	69.22%
RS Small Cap Equity Fund	100.00%

Dividend Received Deduction:

RS Small Cap Growth Fund	100.00%
RS Select Growth Fund	0.00%
RS Growth Fund	0.00%
RS Technology Fund	13.99%
RS Small Cap Equity Fund	94.46%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain Funds hereby designate the following amounts as long-term capital gain dividends for the year ended December 31, 2015:

RS Small Cap Growth Fund	$30,597,192
RS Select Growth Fund	63,750,868
RS Growth Fund	16,842,300
RS Technology Fund	13,679,947
RS Small Cap Equity Fund	21,418,001

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Park Avenue Institutional Advisers LLC (“Park Avenue”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to RS Global Natural Resources Fund are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 5, 2015, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Sub-Advisory Agreement for RS Global Natural Resources Fund by and between RS Investments and SailingStone, which was previously approved by the Board on February 13, 2014, and the Investment Advisory Agreement for RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund, which was previously approved by the Board on December 2, 2014, each for an initial two-year term from the date of execution), for the one-year period commencing August 31, 2015. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information

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SUPPLEMENTAL INFORMATION (UNAUDITED)

requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and in this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various ongoing enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by Park Avenue and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to Park Avenue for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance and total expense levels.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below

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the most expensive quartile and closer to median if the peer group is adjusted for a narrower set of more similar funds. For RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that total expenses remain below the top quartile. For RS Low Duration Bond Fund, the Trustees received and requested further analysis from the independent consultant and noted that the decline in assets contributed to an increase in relative expenses and that the tight grouping of this peer group placed the Fund within about 10 basis points of the median level. RS Investments had agreed to a temporary additional expense reduction to improve this Fund’s relative total expenses. For RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees recognized that a directly comparable peer group was not presented, but they were pleased that they had negotiated a further expense limitation with RS Investments. The Trustees noted that RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation keeps the Fund’s total expenses only very slightly into the fourth quartile and that the Fund has enjoyed a very favorable performance record for various periods. The RS Technology Fund’s top quartile management fee is moderated by total expenses below the top quartile of its peer group.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The Trustees noted that the information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same or higher rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, operational, compliance, legal, reporting, and other burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Global Natural Resources Fund, which was ranked in the lowest quartile for the one- and three-year periods and below the median for the longer term, but had shown much improved performance for the year-to-date

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SUPPLEMENTAL INFORMATION (UNAUDITED)

period; (2) RS Investors Fund, which was ranked in the lowest quartile for the one-year period; (3) RS Partners Fund, which was ranked in the lowest quartile for the one- and five-year periods, and below the median for the other periods; (4) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three- and five-year periods; and (5) RS High Yield VIP Series, which was ranked in the lowest quartile for the one-, three-, five- and ten-year periods. The Trustees agreed to monitor closely the performance of these and the other Funds, taking into consideration the following additional considerations: RS Emerging Markets Fund had shown continued signs of improved performance over more recent periods after its change of portfolio management responsibility. The Independent Trustees accepted management’s explanation that RS Tax-Exempt Fund and RS High Yield VIP Series have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Independent Trustees will continue to closely monitor the other Funds about which the Trustees have concerns about relative performance. The Independent Trustees had taken note of RS Investments’ assurances that the performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that continued improvement for many Funds had been shown. The consensus of the Independent Trustees was that RS Investments has shown a commitment to take steps to improve relative performance and communicate openly with the Independent Trustees about performance challenges.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2014, and for the three months ended March 31, 2015. The Trustees noted that RS Investments has told the Board that it continued to invest in the business to maintain high quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of Park Avenue, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information previously presented by the independent consultant indicating that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and recognized that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also recognized that some of the largest Funds had declined in asset size, tending to reduce the available

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economies of scale. The Independent Trustees also noted management’s discussion of the substantial resources devoted over recent years to additional portfolio management, compliance and other professionals.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding Park Avenue, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of Park Avenue, the Trustees determined that the services provided by Park Avenue as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by Park Avenue, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2015.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.rsinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	33	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	33	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	33	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	33	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	33	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	33	TriLinc Global Impact Fund, LLC (2012–present)

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	33	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, Blackrock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Chief Financial Officer and Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A

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Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers (continued)
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.

+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.766.3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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One Bush Street, Suite 900 San Francisco, CA 94104	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

WWW.RSINVESTMENTS.COM // 800.766.3863	EB 015097 (12/15)

RS VALUE FUNDS

Class A, C, K, and Y Shares

RS PARTNERS FUND

RS VALUE FUND

RS LARGE CAP ALPHA FUND

RS INVESTORS FUND

RS GLOBAL NATURAL RESOURCES FUND

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

RS Investments

Alternatives | Fixed Income | Growth | International | Natural Resources | Value

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Alternatives	Growth	RS Emerging Markets Small Cap Fund
RS Focused Opportunity Fund	RS Small Cap Growth Fund*	RS China Fund
RS Focused Growth Opportunity Fund	RS Select Growth Fund
	RS Mid Cap Growth Fund	Natural Resources
Fixed Income	RS Growth Fund	RS Global Natural Resources Fund
RS Investment Quality Bond Fund	RS Technology Fund
RS Low Duration Bond Fund	RS Small Cap Equity Fund*	Value
RS High Yield Fund		RS Partners Fund*
RS Tax-Exempt Fund	International	RS Value Fund
RS High Income Municipal Bond Fund	RS International Fund	RS Large Cap Alpha Fund
RS Floating Rate Fund	RS Global Fund	RS Investors Fund
RS Strategic Income Fund	RS Emerging Markets Fund

*	The Fund is currently offered only to certain investors. Please contact RS Investments for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholders,

Will 2016 mark a new era in our prevailing investment environment? For clues, we might take a closer look at the recent performance of the U.S. equity markets.

The S&P 500® Index managed to eke out positive returns during 2015. However, the seventh year of this bull market was largely a tale of two halves. The first half of the year was marked by positive returns and low relative volatility. But uncertain global economic growth, turbulent commodity markets, a strong dollar, and a less accommodative Federal Reserve policy conspired to make investors more risk averse during the second half.

The tumult continued in the new year as high volatility and steep drawdowns challenged global markets. Oddly enough, we welcome this challenging environment with open arms.

For several years now exceptionally low short-term interest rates provided a tailwind for equities and, in many cases, helped mask the difference between winners and losers. Stocks just seemed to move en masse.

In such an environment it’s easy to see why the majority of domestic active equity managers lagged their relevant benchmarks. Is it any surprise why passive investing has gained popularity?

But as we look ahead, it is quite possible that 2016 will mark a new era: one of lower correlations and higher volatility. We believe that type of environment is better suited for skilled active managers who use a combination of deep fundamental research and well-defined risk protocols to separate from the average of indexing. Where others may be daunted by this change, we are actually energized.

There’s another exciting change on tap for RS Investments in 2016. It was recently announced that Victory Capital Management has agreed to acquire RS Investment Management Co., with an expected closing date later this summer.

Victory Capital, a multi-boutique asset management firm, has a strong track record of bringing on experienced investment teams and providing them with the right infrastructure and environment to maintain their independence and deliver compelling risk-adjusted returns to their clients.

Victory Capital and RS Investments share many complementary attributes, including autonomous investment teams, a commitment to employee ownership and a culture of putting clients first.

With the evolving investment environment and our changing ownership structure, it’s easy to see why we remain excited about the prospects for 2016 and beyond.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with our firm.

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CEO’S LETTER

Please visit www.rsinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

As with all mutual funds, the value of an investment could decline, so you could lose money.

RS Funds are sold by Prospectus only. Before investing in any RS Fund, you should carefully consider the Fund’s investment objectives, risks, and charges and expenses. To obtain a Fund’s Prospectus and Summary Prospectus, which contain this and other important information, please call 800.766.3863 or visit www.rsinvestments.com. The Prospectus and Summary Prospectus should be read carefully before investing or sending money.

RS Funds are distributed by RS Funds Distributor LLC, member: FINRA, SIPC.

©2015 RS Investment Management Co. LLC

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2015. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double-digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800.766.3863 and is periodically updated on our website: www.rsinvestments.com.

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RS PARTNERS FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Partners Fund Commentary

Highlights

•

Small-cap value stocks, as measured by the Russell 2000® Value Index[1] (the “Index”), delivered negative performance in 2015 as concerns over global economic growth, the prospect of higher interest rates, and declining commodity prices weighed on investor confidence.

•

RS Partners Fund (the “Fund”) delivered negative performance, while underperforming the Index for the twelve-month period ended December 31, 2015. The Fund’s underperformance was primarily due to stock selection in producer durables, utilities, and health care, and an overweight in materials. Stock selection in financials and an overweight in health care were the primary positive contributors to relative performance.

•

The Fund pursues long-term capital appreciation by seeking to identify small-cap companies with improving returns on invested capital, based on the investment team’s assessment of both risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

Market Overview

U.S. equity markets were generally volatile in 2015, as investors weighed resilience in the U.S. economy against weaker growth in Europe and China, falling oil prices, a strong dollar, and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policy. In the first half of the year, the market delivered positive if uneven performance, as investors welcomed news of quantitative easing in Europe and China that helped to push global interest rates to historic lows. Market performance became more volatile in the second quarter, however, as investors confronted news of a weather-related slowdown in first quarter growth, a potential default in Greece, and the prospect of a Fed interest rate hike.

Investor sentiment shifted dramatically in the third quarter as China’s economic slowdown and stock market turbulence led risk-averse investors to sell shares with cyclical or international risk. The sell-off was especially pronounced for commodities-related investments, due to concerns that slowing Chinese growth would exacerbate existing supply-demand imbalances in energy and raw materials markets. Against this backdrop, oil prices continued to decline, with the Brent crude spot price falling by more than 25% during the year, after dropping more than 40% in 2014.

Despite continued weakness in energy and materials shares, equity markets regained some ground in the fourth quarter, as investors welcomed the effects of improving job gains and resilient growth in the U.S. economy, which remains a bright spot on the

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RS PARTNERS FUND

global landscape. Fed policymakers were confident enough in the health of the U.S. economy to raise the federal funds rate by 25 basis points on December 15, 2015, the first Fed tightening since 2006.

Performance Update

RS Partners Fund (Class A Shares) returned -10.74% for the twelve-month period ended December 31, 2015, underperforming the Index, which returned -7.47%.

Portfolio Review

In a challenging year for global commodity markets, the Fund’s performance relative to the Index was hindered by overweight exposure to the materials sector, and from an investment in Horsehead Holding Corporation, a manufacturer of zinc- and nickel-based materials. The company’s financial performance suffered as zinc prices fell sharply in the third quarter, and the company was continually plagued by production issues with their new plant. In light of these factors, we sold our investment in the company.

It was a challenging environment for stocks with energy/oil exposure, and the Fund’s relative performance was hurt by an investment in Bristow Group, a civilian helicopter company that provides transportation for oil and gas companies. Despite some stability provided by its long-term contracts, the company has faced concerns over a pullback in oil sector spending. We decided to exit the position as we reevaluated our energy (both direct and indirect) exposure and took steps to refocus the portfolio on stocks with what we believe are more durable characteristics.

The Fund’s largest detractor in the health care sector, HMS Holdings, provides cost containment and fraud prevention services for insurance companies, Medicare, and other payers. The company faced some uncertainty in 2015 due to a delay in its Medicare contract renewal and the loss of a major contract to a competitor. Because we believed the company’s competitive position remained unimpaired, we held on to our position. Our conviction paid off as the stock rebounded strongly in the fourth quarter. HMS was nonetheless a detractor for the year overall.

On a positive note, relative performance benefited from an investment in financial services company StanCorp Financial Group, a diversified provider of insurance underwriting, real estate financing, and asset management services. In July, the company announced its acquisition by Japanese insurance company Meiji Yasuda Life Insurance for a sizable premium, to the benefit of our holding in the company.

In the consumer discretionary sector, relative performance was assisted by an investment in Liberty Interactive, which owns a diversified mix of media and e-commerce investments.

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RS PARTNERS FUND

We also benefited from an investment in Waste Connections. While the company has a significant business providing waste treatment services for energy companies, its business is diversified, with a growing presence in the consumer waste collection market, where it has benefited from lower fuel prices and attractive pricing metrics. The stock was a strong performer in the year as investors rewarded its solid third quarter earnings performance.

Outlook

Looking ahead, we remain cautiously optimistic on prospects for U.S. economic growth, even as we acknowledge that slower growth abroad, and continued uncertainty for energy and materials markets, could create headwinds in certain market segments. In this environment, we remain vigilant as we seek to understand the balance of opportunity and risk for the investments we own. We also remain disciplined in our value investment process, focusing on what we believe to be high quality, durable businesses that can be acquired at reasonable valuations.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

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RS PARTNERS FUND

Characteristics (unaudited)

Total Net Assets: $1,020,681,755

Top Ten Holdings[2] As of December 31, 2015

Holding	% of Total Net Assets
Liberty Ventures, Series A	5.26%
CommVault Systems, Inc.	5.05%
Equity Commonwealth	3.94%
Sealed Air Corp.	3.69%
HMS Holdings Corp.	3.44%
Associated Banc-Corp.	3.39%
Waste Connections, Inc.	3.03%
Synovus Financial Corp.	2.93%
Essent Group Ltd.	2.82%
Endurance Specialty Holdings Ltd.	2.73%
Total	36.28%

Sector Allocation[3] As of December 31, 2015

1

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS PARTNERS FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015
Fund Long Name	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (7/12/95)
without sales charge	-10.74%	6.85%	6.12%	4.97%	10.80%
with sales charge	-14.98%	5.14%	5.09%	4.46%	10.53%
Class K Shares (10/13/06)	-11.09%	6.46%	5.69%	—	4.31%
Class Y Shares (5/1/07)	-10.47%	7.21%	6.46%	—	3.88%
Russell 2000® Value Index[1]	-7.47%	9.06%	7.67%	5.58%	9.47%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Partners Fund and in the Russell 2000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class K shares (10/13/06) and Class Y shares (5/1/07) would have the following values as of December 31, 2015: $14,756 (Class K) and $13,908 (Class Y). While Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS VALUE FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Value Fund Commentary

Highlights

•

U.S. mid-cap value stocks, as measured by the Russell Midcap® Value Index[1] (the “Index”), delivered negative performance in 2015, against a backdrop of heightened global economic uncertainty and commodity markets turmoil. Energy and materials stocks, in particular, suffered sharp declines for the year.

•

RS Value Fund (the “Fund”) underperformed the Index for the twelve-month period ended December 31, 2015. Stock selection in utilities and producer durables in particular detracted from performance relative to the Index. Relative performance was aided by stock selection in the materials and processing and consumer discretionary sectors.

•

The Fund pursues long-term capital appreciation by seeking to identify mid-cap companies with improving returns on invested capital. This selection is based on the investment team’s assessment of both risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

Market Overview

U.S. equity markets were generally volatile in 2015, as investors weighed resilience in the U.S. economy against weaker growth in Europe and China, falling oil prices, a strong dollar, and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policy. In the first half of the year, the market delivered positive if uneven performance, as investors welcomed news of quantitative easing in Europe and China that helped to push global interest rates to historic lows. Market performance became more volatile in the second quarter, however, as investors confronted news of a weather-related slowdown in first quarter growth, a potential default in Greece, and the prospect of a Fed interest rate hike.

Investor sentiment shifted dramatically in the third quarter as China’s economic slowdown and stock market turbulence led risk-averse investors to sell shares with cyclical or international risk. The sell-off was especially pronounced for commodities-related investments, due to concerns that slowing Chinese growth would exacerbate existing supply-demand imbalances in energy and raw materials markets. Against this backdrop, oil prices continued to decline, with the Brent crude spot price falling by more than 25% during the year, after dropping more than 40% in 2014.

Despite continued weakness in energy and materials shares, equity markets regained some ground in the fourth quarter, as investors welcomed the effects of improving job gains and resilient growth in the U.S. economy, which remains a bright spot on the

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RS VALUE FUND

global landscape. Fed policymakers were confident enough in the health of the U.S. economy to raise the federal funds rate by 25 basis points on December 15, 2015, the first Fed tightening since 2006.

Performance Update

RS Value Fund (Class A Shares) returned -6.18% for the twelve-month period ended December 31, 2015, underperforming the Index, which returned -4.78%.

Portfolio Review

In a challenging environment for commodity related stocks, two of the Fund’s largest detractors were NRG Energy and Kinder Morgan. NRG Energy is an independent power producer which operates both fossil fuel powered and renewable energy facilities. Kinder Morgan owns and operates oil and natural gas pipelines and is the largest energy infrastructure company in North America. We sold both investments as part of our efforts to reduce risk and augment the quality of our holdings. In particular, we concentrated the portfolio on our highest conviction investments, while we reduced exposure to stocks vulnerable to external risks, including commodity prices and international economic developments.

We also sold our investment in Navistar International, a company in the producer durables sector that detracted from Fund performance. Navistar is a manufacturer of commercial trucks and diesel engines and it struggled to regain market share from other competitors in North America.

On a positive note, the Fund benefited from an investment in Owens Corning, a supplier of insulation, roofing, fiberglass, and other building materials. Owens Corning earns more of its revenues in the United States than any other country. This has helped to insulate its business from international economic uncertainty, while also positioning it to benefit from a strengthening housing market at home. The stock delivered double-digit gains for the year, supported by the company’s strong earnings performance and cash flow improvements. We opted to take some profits but still hold a small position in the Fund.

The Fund’s largest contributor for the year was health care holding Allergan, previously known as Actavis. Our investment thesis for Actavis dates back several years as we were initially attracted to Warner Chilcott (Actavis acquired Warner Chilcott in 2013). In March, Actavis acquired Allergan, a pharmaceutical company headquartered in Ireland, and decided to change its own name and domicile to Ireland for tax reasons. In November, the company announced a merger with pharmaceutical giant Pfizer to form the world’s largest drug maker, further boosting its share price.

Relative performance was also supported by an investment in global reinsurance company XL Group. The company’s recent acquisition of Catlin Group has

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RS VALUE FUND

strengthened its balance sheet, competitive position, and cost efficiencies, and has left the combined company as one of the ten largest property and casualty reinsurers in the world.

Outlook

Looking ahead, we remain cautiously optimistic on prospects for U.S. economic growth, even as we acknowledge that slower growth abroad, and continued uncertainty for energy and materials markets, could create headwinds in certain market segments. In this environment, we remain vigilant as we seek to understand the balance of opportunity and risk for the investments we own. We also remain disciplined in our value investment process, focusing on what we believe to be high quality, durable businesses that can be acquired at reasonable valuations.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

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RS VALUE FUND

Characteristics (unaudited)

Total Net Assets: $1,105,090,001

Top Ten Holdings[2] As of December 31, 2015

Holding	% of Total Net Assets
Liberty Interactive Corp. QVC Group, Class A	5.41%
Liberty Broadband Corp., Class C	4.34%
Liberty Media Corp., Class C	4.19%
Zions Bancorporation	4.17%
Equity Commonwealth	3.98%
The Progressive Corp.	3.79%
Allergan PLC	3.69%
XL Group PLC	3.63%
Iron Mountain, Inc.	3.47%
Cadence Design Systems, Inc.	3.36%
Total	40.03%
Sector Allocation[3] As of December 31, 2015

1

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS VALUE FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015
Fund Long Name	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (6/30/93)
without sales charge	-6.18%	12.97%	7.85%	5.92%	7.25%
with sales charge	-10.64%	11.15%	6.81%	5.41%	7.01%
Class C Shares (5/1/07)
without sales charge	-6.92%	12.11%	7.03%	—	3.11%
with sales charge	-7.76%	12.11%	7.03%	—	3.11%
Class K Shares (12/4/06)	-6.54%	12.53%	7.43%	—	4.38%
Class Y Shares (5/1/07)	-5.99%	13.23%	8.11%	—	4.18%
Russell Midcap® Value Index[1]	-4.78%	13.40%	11.25%	7.61%	10.90%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Value Fund and in the Russell Midcap® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/1/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of December 31, 2015: $13,043 (Class C), $14,751 (Class K), and $14,264 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS LARGE CAP ALPHA FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Large Cap Alpha Fund Commentary

Highlights

•

Large-cap value stocks, as measured by the Russell 1000® Value Index[1] (the “Index”), delivered negative returns in 2015, while underperforming the S&P 500® Index,[2] as concerns over weaker Chinese economic growth, slumping commodities prices, and the prospect of higher U.S. interest rates overshadowed the market.

•

RS Large Cap Alpha Fund (the “Fund”) delivered a negative return but outperformed the Index for the twelve-month period ended December 31, 2015. The Fund underperformed the S&P 500® Index, however. Stock selection in technology was the largest positive contributor to performance relative to the Index. Stock selection in producer durables and utilities was the primary detractor.

•

The Fund pursues long-term capital appreciation by seeking to identify large-cap companies with improving returns on invested capital, based on the investment team’s assessment of both risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of the enterprise).

Market Overview

U.S. equity markets were generally volatile in 2015, as investors weighed resilience in the U.S. economy against weaker growth in Europe and China, falling oil prices, a strong dollar, and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policy. In the first half of the year, the market delivered positive if uneven performance, as investors welcomed news of quantitative easing in Europe and China that helped to push global interest rates to historic lows. Market performance became more volatile in the second quarter, however, as investors confronted news of a weather-related slowdown in first quarter growth, a potential default in Greece, and the prospect of a Fed interest rate hike.

Investor sentiment shifted dramatically in the third quarter as China’s economic slowdown and stock market turbulence led risk-averse investors to sell shares with cyclical or international risk. The sell-off was especially pronounced for commodities-related investments, due to concerns that slowing Chinese growth would exacerbate existing supply-demand imbalances in energy and raw materials markets. Against this backdrop, oil prices continued to decline, with the Brent crude spot price falling by more than 25% during the year, after dropping more than 40% in 2014.

Despite continued weakness in energy and materials shares, equity markets regained some ground in the fourth quarter, as investors welcomed the effects of improving job gains and resilient growth in the U.S. economy, which remains a bright spot on the

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RS LARGE CAP ALPHA FUND

global landscape. Fed policymakers were confident enough in the health of the U.S. economy to raise the federal funds rate by 25 basis points on December 15, 2015, the first Fed tightening since 2006.

Performance Update

RS Large Cap Alpha Fund (Class A Shares) returned -2.03% for the twelve-month period ended December 31, 2015, as compared to the Index, which returned -3.83%, and the S&P 500® Index, which returned 1.38%.

Portfolio Review

The Fund’s relative performance was supported by strong share price gains for a number of the Fund’s technology investments. The Fund’s largest positive contributor was Alphabet (formerly known as Google), a stock not held in the Index. We purchased our Google shares in 2014 at prices that we believed represented the value of the company’s search engine franchise and cash balance alone, without reflecting the value of its other businesses, including YouTube, Gmail, and its Android operating system. The stock was a strong performer for the Fund in 2015 as investors rewarded the company’s strong earnings performance and nearly $5.1 billion stock buyback plan.

Relative performance was also aided by the Fund’s overweight in software giant Microsoft. As was the case with Google, we invested in Microsoft because we felt the market had undervalued the full range of Microsoft’s businesses, including its enterprise and cloud-based Office assets. Our conviction paid off as shares of Microsoft surged higher in the fourth quarter after the company reported better-than-expected earnings from its cloud- and mobile-based applications.

Another strong contributor, Broadcom, is a leading global supplier of connectivity chips used in smartphones. In May the company announced its acquisition by analog semiconductor maker Avago Technologies, and shares surged higher on the news. We opted to take our profits ahead of the deal’s closing and exited the position.

On a negative note, relative performance was hindered by stock selection in both utilities and energy, as weakness in oil and natural gas prices led investors to generally sell stocks with energy sector exposure. Two of the Fund’s largest detractors were NRG Energy, an independent power producer that operates both fossil fuel and renewable energy facilities, and Kinder Morgan, an owner and operator of oil and natural gas pipelines. We sold both investments as we sought to concentrate the portfolio on what we considered to be durable businesses that were less exposed to external risks, including volatile commodities prices.

Relative performance was also dampened by our investment in diversified media company 21st Century Fox, which has faced concerns over increased competition to its cable and television assets from streaming video services such as Netflix. In our view,

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RS LARGE CAP ALPHA FUND

the market was undervaluing the broad range of the company’s various business assets, including its broadcasting segment that could be highly valuable to telecommunications companies looking to build out their networks. For this reason, we held on to our investment.

Outlook

Looking ahead, we remain cautiously optimistic on prospects for U.S. economic growth, even as we acknowledge that slower growth abroad, and continued uncertainty for energy and materials markets, could create headwinds in certain market segments. In this environment, we remain vigilant as we seek to understand the balance of opportunity and risk for the investments we own. We also remain disciplined in our value investment process, focusing on what we believe to be high quality, durable businesses that can be acquired at reasonable valuations.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility.

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RS LARGE CAP ALPHA FUND

Characteristics (unaudited)

Total Net Assets: $633,876,308

Top Ten Holdings[3] As of December 31, 2015

Holding	% of Total Net Assets
Alphabet, Inc., Class A	6.07%
Microsoft Corp.	5.32%
The Progressive Corp.	4.60%
CVS Health Corp.	4.38%
JPMorgan Chase & Co.	4.08%
Twenty-First Century Fox, Inc., Class A	3.85%
Liberty Interactive Corp. QVC Group, Class A	3.63%
Chevron Corp.	3.53%
Allergan PLC	3.53%
Charter Communications, Inc., Class A	3.48%
Total	42.47%
Sector Allocation[4] As of December 31, 2015

1

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS LARGE CAP ALPHA FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015
Fund Long Name	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (6/1/72)
without sales charge	-2.03%	15.24%	10.14%	8.40%	11.75%
with sales charge	-6.68%	13.39%	9.07%	7.87%	11.62%
Class C Shares (8/7/00)
without sales charge	-2.80%	14.32%	9.26%	7.52%	1.41%
with sales charge	-3.65%	14.32%	9.26%	7.52%	1.41%
Class K Shares (5/15/01)	-2.38%	14.81%	9.73%	7.99%	4.68%
Class Y Shares (5/1/07)	-1.82%	15.53%	10.43%	—	7.07%
Russell 1000® Value Index[1]	-3.83%	13.08%	11.27%	6.16%	—
S&P 500® Index[2]	1.38%	15.13%	12.57%	7.31%	10.22%	*

*	Since Class A shares inception. Since inception performance of the S&P 500® Index is measured from 5/31/72, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Large Cap Alpha Fund and in the Russell 1000® Value Index and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made 10 years ago in Class C Shares and Class K shares, and upon the inception of Class Y shares (5/1/07) would have the following values as of December 31, 2015: $20,653 (Class C), $21,560 (Class K), and $18,089 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS INVESTORS FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Investors Fund Commentary

Highlights

•

The U.S. equity market experienced heightened market volatility in 2015 as concerns over global economic growth, declining commodity prices, a strong dollar, and a less accommodative U.S. Federal Reserve (the “Fed”) weighed on share price performance, especially in the energy and materials sectors.

•

RS Investors Fund (the “Fund”) slightly outperformed the benchmark Russell 3000® Value Index[1] (the “Index”) for the twelve-month period ended December 31, 2015. The Fund’s performance relative to the Index was assisted by stock selection in technology, materials and financial services, and by an underweight in energy. Stock selection in utilities, energy, producer durables, and health care, and an overweight in the consumer discretionary sector detracted from relative performance.

•

The Fund pursues long-term capital appreciation by seeking to identify companies with improving returns on invested capital across the small-, mid-, and large-cap spectrum, based on the investment team’s assessment of both risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

Market Overview

U.S. equity markets were generally volatile in 2015, as investors weighed resilience in the U.S. economy against weaker growth in Europe and China, falling oil prices, a strong dollar, and the prospect of less accommodative Fed policy. In the first half of the year, the market delivered positive if uneven performance, as investors welcomed news of quantitative easing in Europe and China that helped to push global interest rates to historic lows. Market performance became more volatile in the second quarter, however, as investors confronted news of a weather-related slowdown in first quarter growth, a potential default in Greece, and the prospect of a Fed interest rate hike.

Investor sentiment shifted dramatically in the third quarter as China’s economic slowdown and stock market turbulence led risk-averse investors to sell shares with cyclical or international risk. The sell-off was especially pronounced for commodities-related investments, due to concerns that slowing Chinese growth would exacerbate existing supply-demand imbalances in energy and raw materials markets. Against this backdrop, oil prices continued to decline, with the Brent crude spot price falling by more than 25% during the year, after dropping more than 40% in 2014.

Despite continued weakness in energy and materials shares, equity markets regained some ground in the fourth quarter, as investors welcomed the effects of improving job gains and resilient growth in the U.S. economy, which remains a bright spot on the

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RS INVESTORS FUND

global landscape. Fed policymakers were confident enough in the health of the U.S. economy to raise the federal funds rate by 25 basis points on December 15, 2015, the first Fed tightening since 2006.

Performance Update

RS Investors Fund (Class A Shares) returned -4.09% for the twelve-month period ended December 31, 2015, narrowly outperforming the Index, which returned -4.13%.

Portfolio Review

In a challenging year for equity markets, the Fund’s performance relative to the Index was aided by stock selection in the technology sector. The Fund’s largest positive contributor for the year was Alphabet Inc., the renamed parent company of Internet company Google. We originally invested in Google late in 2014 at prices that in our view reflected the value of the company’s search engine franchise and cash balance alone, and didn’t account for the revenue potential of its other businesses, including YouTube, Gmail, and its cloud-based services. The stock was a strong performer for the Fund in 2015 as investors have come around to the broad synergies and revenue potential of the company’s various businesses, while rewarding its strong earnings performance. In October, the newly renamed company announced a nearly $5.1 billion stock-repurchase plan that was well received by investors.

The Fund benefited in the second quarter as technology holding Informatica Corporation, a provider of enterprise software and services, was acquired by private equity investors through a $5.3 billion leveraged buyout deal. We sold our investment for a significant premium before the deal closed, and Informatica was another strong positive contributor of the year.

Relative performance was also aided by holdings in global reinsurance company XL Group Plc. The company’s recent acquisition of Catlin Group has strengthened its balance sheet and competitive position, leaving the combined company as the tenth largest property and casualty reinsurers in the world.

Performant Financial Corporation, another financial services holding, was a detractor for the year. Performant provides technology-enabled debt payment recovery services, primarily in the government-supported student loan industry. The stock suffered downward volatility in 2015 as changes to the government contract process and increased regulatory scrutiny of the student loan market created uncertainty for its business. We decided to exit the position as we sought to concentrate the portfolio in what we believed to be durable businesses, run by strong management teams at attractive valuations.

To this end we also exited our investment in HMS Holdings Corp. HMS Holdings provides cost containment and fraud prevention services for health insurers and other

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RS INVESTORS FUND

payers. The company’s stock performance was pressured by uncertainty over some of its key contracts, and the stock was a significant detractor in the health care sector.

We also reduced our weighting in energy sector holdings, as we sought to focus on durable businesses that we believed to be less sensitive to external risks such as commodity price volatility. As we attempted to upgrade the quality of the portfolio, we exited our investment in NRG Energy, an independent power producer that operates both fossil-fuel powered and renewable energy facilities. The stock was nonetheless a detractor in a challenging year for most companies with energy exposure.

Outlook

Looking ahead, we remain cautiously optimistic on prospects for U.S. economic growth, even as we acknowledge that slower growth abroad, and continued uncertainty for energy and materials markets, could create headwinds in certain market segments. In this environment, we remain vigilant as we seek to understand the balance of opportunity and risk for the investments we own. We also remain disciplined in our value investment process, focusing on what we believe to be high quality, durable businesses that can be acquired at reasonable valuations.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in stock prices in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resource industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments.

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RS INVESTORS FUND

Characteristics (unaudited)

Total Net Assets: $145,270,531

Top Ten Holdings[2] As of December 31, 2015

Holding	% of Total Net Assets
Alphabet, Inc., Class A	7.70%
XL Group PLC	6.65%
Liberty Interactive Corp. QVC Group, Class A	6.43%
CommVault Systems, Inc.	5.91%
Liberty Ventures, Series A	5.82%
Equity Commonwealth	5.04%
Twenty-First Century Fox, Inc., Class A	4.80%
Microsoft Corp.	4.60%
Iron Mountain, Inc.	4.30%
Cadence Design Systems, Inc.	4.28%
Total	55.53%
Sector Allocation[3] As of December 31, 2015

1

The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS INVESTORS FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/15/05)
without sales charge	-4.09%	13.50%	11.01%	6.50%	6.87%
with sales charge	-8.68%	11.66%	9.94%	5.98%	6.36%
Class C Shares (7/24/07)
without sales charge	-4.81%	12.66%	10.19%	—	3.95%
with sales charge	-5.76%	12.66%	10.19%	—	3.95%
Class K Shares (1/3/07)	-4.63%	12.96%	10.53%	—	4.72%
Class Y Shares (5/1/07)	-3.83%	13.83%	11.28%	—	4.93%
Russell 3000® Value Index[1]	-4.13%	12.76%	10.98%	6.11%	6.28%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Investors Fund and the Russell 3000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (7/24/07), Class K shares (1/3/07), and Class Y shares (5/1/07) would have the following values as of December 31, 2015: $13,870 (Class C), $15,137 (Class K), and $15,184 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS GLOBAL NATURAL RESOURCES FUND

Investment Style:

Natural Resources Sector

RS Global Natural Resources Fund Commentary

Highlights

•

A backdrop of weaker international economic growth, a strengthening dollar, and further declines in oil prices created a very challenging environment for natural resources stocks. As a result, both the MSCI World Commodity Producers Index[1] (Gross) (the “Index”) and the S&P North American Natural Resources Sector Index™[2] delivered negative performance for the twelve-month period ended December 31, 2015.

•

RS Global Natural Resources Fund (the “Fund”) also returned negative performance in 2015, while underperforming both the benchmark Index and the S&P North American Natural Resources Sector Index™ (Gross), as well as the S&P 500® Index.[3] The Fund’s underperformance relative to the Index was largely due to its commodity mix, especially its overweight exposures to base metals and North American natural gas. Stock selection in the agricultural raw materials subsector was a small positive for relative performance.

•	The Fund seeks long-term capital appreciation by investing in companies that we believe to be low-cost producers of “advantaged assets.”

Market Overview

Following steep share declines in the second half of 2014, raw materials stocks continued to experience volatility in the first quarter of 2015 as a combination of excess supply, a strong U.S. dollar, rising North American inventories, increasing Saudi production, and the potential relaxation of Iranian trade sanctions weighed on oil prices. Raw materials prices, notably for copper and gold, showed more stability. Across commodities, we expect commodity prices to remain volatile and trade between the cash cost of production and the price required for companies to invest in new projects until the supply overhang is eliminated and prices move back toward the marginal cost of new supply.

In the second quarter we saw some price stabilization in the oil sector, due to signs that declining capital spending on new projects was beginning to slow supply increases, somewhat alleviating the supply/demand imbalance in a number of sectors. The S&P North American Natural Resources Sector Index™ nonetheless declined for the quarter, as the strong dollar weighed on metal prices.

The third quarter saw sharp and broad-based declines in commodity prices, with crude oil prices dropping 24% for the quarter alone. While most commodities remain slightly oversupplied, third-quarter price declines were fueled by increasing concerns over the demand outlook, given mounting evidence of a weakening Chinese economy and the potential impact of a strengthening dollar on emerging market economies.

24	www.rsinvestments.com

RS GLOBAL NATURAL RESOURCES FUND

The fourth quarter saw continued downward turbulence for prices of most commodities, reflecting persistent concerns over global demand and the prospect of rising interest rates, following a 25-basis-point U.S. Federal Reserve interest rate hike in December.

Against this backdrop, all sectors within the Index delivered negative performance in 2015, with notable declines in coal, base metals, and North American natural gas, as some shares in the Index lost more than 50% of their value. Declines were more moderate in agricultural chemicals, minor metals, paper products, and integrated oil.

Performance Update

RS Global Natural Resources Fund (Class A Shares) returned -38.17% for the twelve-month period ended December 31, 2015, while underperforming the Index, which returned -25.10%. The Fund also underperformed the S&P North American Natural Resources Sector Index™, which returned -24.28%, and the S&P 500® Index, which gained 1.38%.

Portfolio Review

In a difficult year for commodities investors, the Fund’s largest detractors included two Canadian-based metals producers, First Quantum Minerals and Turquoise Hill Resources. First Quantum Minerals is a mining and exploration company with gold, copper, and nickel mines around the world, while Turquoise Hill Resources owns a 66% interest in the Oyu Tolgoi copper-gold mine in southern Mongolia, among other resources. We continued to believe in the underlying fundamentals of both companies, and used the volatility to increase our investment in Turquoise Hill.

Stock selection in the natural gas subsector also dampened relative performance, due in part to an overweight investment in Southwestern Energy, a U.S. energy and production (“E&P”) company with significant natural gas assets. We used the weakness in the stock to add modestly to our position given our constructive view on the company’s management team, asset quality, and long-term outlook beyond the current commodity price cycle.

On a positive note, relative performance was aided by more resilient share price performance by another North American E&P stock, Concho Resources, an exploration company focused on the Permian Basin assets in New Mexico and West Texas. The Fund also benefited as Salamander Energy, a British E&P company with assets in Southeast Asia, was acquired by another Fund holding, Ophir Energy. Both Concho and Salamander delivered positive returns in a difficult year for oil stocks, and were among the Fund’s top positive contributors.

Relative performance was assisted by stock selection in the fertilizers industry, and especially by an investment in Sociedad Quimica Y Minera De Chile, a Chilean producer of plant fertilizer and other industrial chemicals.

www.rsinvestments.com	25

RS GLOBAL NATURAL RESOURCES FUND

Outlook

In summary, while the commodity markets are oversupplied, capital spending on new projects is declining, demand has increased, spare capacity is extremely low, and fundamentals appear to be improving. We believe that depletion will push prices back to the marginal cost of supply, if a supply shock doesn’t. As always, the timing will be driven by demand and the magnitude of the supply response. Over time, rising supply costs should drive the prices of many commodities higher, not lower. And, when commodity prices move back toward more normal levels, low-cost companies, in our view, will likely continue to create value through the redeployment of capital into high-return projects. Due to the uncertainty regarding timing, the markets do not appear to be discounting these eventualities. As a result of the downturn, we have been able to build an increasingly concentrated portfolio of companies that own what we believe to be some of the highest-return natural resource projects in the world. We are excited about the prospects for these companies to create value for investors during the next cycle.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

26	www.rsinvestments.com

RS GLOBAL NATURAL RESOURCES FUND

Characteristics (unaudited)

Total Net Assets: $1,537,115,815

Top Ten Holdings[4] As of December 31, 2015

Holding	% of Total Net Assets
Turquoise Hill Resources Ltd.	14.39%
Sociedad Quimica y Minera de Chile S.A., ADR	10.81%
First Quantum Minerals Ltd.	6.08%
Noble Energy, Inc.	5.68%
Iluka Resources Ltd.	4.89%
Southwestern Energy Co.	4.84%
Range Resources Corp.	4.84%
Cabot Oil & Gas Corp.	4.83%
Peyto Exploration & Development Corp.	4.74%
Antero Resources Corp.	4.72%
Total	65.82%

Sector Allocation[5] As of December 31, 2015

1

The MSCI World Commodity Producers Index is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is a free float-adjusted market-capitalization-weighted index composed of commodity producer companies based on the Global Industry Classification Standard (GICS®). Index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P North American Natural Resources Sector Index™ is a modified capitalization-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
5	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

www.rsinvestments.com	27

RS GLOBAL NATURAL RESOURCES FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/15/95)
without sales charge	-38.17%	-22.02%	-14.15%	-4.01%	4.74%
with sales charge	-41.11%	-23.28%	-14.98%	-4.47%	4.49%
Class C Shares (5/1/07)
without sales charge	-38.67%	-22.62%	-14.79%	—	-7.63%
with sales charge	-39.28%	-22.62%	-14.79%	—	-7.63%
Class K Shares (12/4/06)	-38.37%	-22.30%	-14.46%	—	-6.13%
Class Y Shares (5/1/07)	-37.99%	-21.77%	-13.86%	—	-6.60%
MSCI World Commodity Producers Index (Gross)[1]	-25.10%	-10.54%	-7.76%	0.43%	—
S&P North American Natural Resources Sector IndexTM2	-24.28%	-7.32%	-5.50%	1.49%	—
S&P 500® Index[3]	1.38%	15.13%	12.57%	7.31%	8.34%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Global Natural Resources Fund, the S&P North American Natural Resources Sector IndexTM, the MSCI World Commodity Producers Index (Gross), and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/1/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of December 31, 2015: $5,024 (Class C), $5,633 (Class K), and $5,534 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

28	www.rsinvestments.com

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2015. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double-digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800.766.3863 and is periodically updated on our website: www.rsinvestments.com.

www.rsinvestments.com	29

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015, to December 31, 2015. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

30	www.rsinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15-12/31/15	Expense Ratio During Period 7/1/15-12/31/15
RS Partners Fund	Class A	$1,000.00	$895.80	$6.64	1.39%
	Class K	$1,000.00	$893.90	$8.64	1.81%
	Class Y	$1,000.00	$897.20	$5.36	1.12%
RS Value Fund	Class A	$1,000.00	$914.40	$5.98	1.24%
	Class C	$1,000.00	$911.20	$9.73	2.02%
	Class K	$1,000.00	$912.80	$7.76	1.61%
	Class Y	$1,000.00	$915.60	$5.12	1.06%
RS Large Cap Alpha Fund	Class A	$1,000.00	$970.50	$4.32	0.87%
	Class C	$1,000.00	$966.80	$8.18	1.65%
	Class K	$1,000.00	$968.80	$5.95	1.20%
	Class Y	$1,000.00	$971.60	$3.28	0.66%
RS Investors Fund	Class A	$1,000.00	$959.10	$6.57	1.33%
	Class C	$1,000.00	$955.00	$10.20	2.07%
	Class K	$1,000.00	$956.00	$8.83	1.79%
	Class Y	$1,000.00	$960.20	$5.19	1.05%
RS Global Natural Resources Fund	Class A	$1,000.00	$635.70	$5.81	1.41%
	Class C	$1,000.00	$633.20	$9.10	2.21%
	Class K	$1,000.00	$634.90	$6.96	1.69%
	Class Y	$1,000.00	$636.80	$4.70	1.14%
Based on Hypothetical Return (5% Return Before Expenses)
RS Partners Fund	Class A	$1,000.00	$1,018.20	$7.07	1.39%
	Class K	$1,000.00	$1,016.08	$9.20	1.81%
	Class Y	$1,000.00	$1,019.56	$5.70	1.12%
RS Value Fund	Class A	$1,000.00	$1,018.95	$6.31	1.24%
	Class C	$1,000.00	$1,015.02	$10.26	2.02%
	Class K	$1,000.00	$1,017.09	$8.19	1.61%
	Class Y	$1,000.00	$1,019.86	$5.40	1.06%
RS Large Cap Alpha Fund	Class A	$1,000.00	$1,020.82	$4.43	0.87%
	Class C	$1,000.00	$1,016.89	$8.39	1.65%
	Class K	$1,000.00	$1,019.16	$6.11	1.20%
	Class Y	$1,000.00	$1,021.88	$3.36	0.66%
RS Investors Fund	Class A	$1,000.00	$1,018.50	$6.77	1.33%
	Class C	$1,000.00	$1,014.77	$10.51	2.07%
	Class K	$1,000.00	$1,016.18	$9.10	1.79%
	Class Y	$1,000.00	$1,019.91	$5.35	1.05%
RS Global Natural Resources Fund	Class A	$1,000.00	$1,018.10	$7.17	1.41%
	Class C	$1,000.00	$1,014.06	$11.22	2.21%
	Class K	$1,000.00	$1,016.69	$8.59	1.69%
	Class Y	$1,000.00	$1,019.46	$5.80	1.14%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Financial Information

Year Ended December 31, 2015

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

December 31, 2015	Shares	Value
Common Stocks – 91.1%
Auto Parts – 1.1%
American Axle & Manufacturing Holdings, Inc.(1)	573,847	$10,868,662

		10,868,662
Banks: Diversified – 15.0%
Associated Banc-Corp.	1,847,319	34,637,231
BancorpSouth, Inc.	299,650	7,188,604
Columbia Banking System, Inc.	217,308	7,064,683
First Horizon National Corp.	1,793,318	26,038,977
FirstMerit Corp.	667,994	12,458,088
Hancock Holding Co.	426,843	10,743,638
Renasant Corp.	245,870	8,460,387
Synovus Financial Corp.	922,283	29,863,524
UMB Financial Corp.	367,648	17,114,014

		153,569,146
Building Materials – 1.8%
Masonite International Corp.(1)	308,165	18,868,943

		18,868,943
Communications Technology – 0.3%
Plantronics, Inc.	69,409	3,291,375

		3,291,375
Computer Services, Software & Systems – 11.9%
Cadence Design Systems, Inc.(1)	1,003,690	20,886,789
CommVault Systems, Inc.(1)	1,308,707	51,497,621
DST Systems, Inc.	187,190	21,350,891
Pegasystems, Inc.	174,260	4,792,150
RealPage, Inc.(1)	597,218	13,407,544
Verint Systems, Inc.(1)	226,850	9,201,036

		121,136,031
Containers & Packaging – 3.7%
Sealed Air Corp.	845,198	37,695,831

		37,695,831
Diversified Retail – 5.9%
HSN, Inc.	132,350	6,706,175
Liberty Ventures, Series A(1)	1,189,950	53,678,644

		60,384,819
Foods – 2.1%
Performance Food Group Co.(1)	147,910	3,422,637
United Natural Foods, Inc.(1)	462,819	18,216,556

		21,639,193

34	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS PARTNERS FUND

December 31, 2015	Shares	Value
Gold – 0.2%
Royal Gold, Inc.	46,970	$1,712,996

		1,712,996
Health Care Management Services – 1.9%
Magellan Health, Inc.(1)	310,852	19,167,134

		19,167,134
Health Care Services – 5.5%
Allscripts Healthcare Solutions, Inc.(1)	1,348,675	20,742,621
HMS Holdings Corp.(1)	2,846,785	35,129,327

		55,871,948
Insurance: Life – 3.5%
Primerica, Inc.	244,200	11,533,566
Torchmark Corp.	430,284	24,595,033

		36,128,599
Insurance: Property - Casualty – 9.1%
Endurance Specialty Holdings Ltd.	435,424	27,862,782
Essent Group Ltd.(1)	1,314,793	28,780,819
First American Financial Corp.	704,534	25,292,770
Validus Holdings Ltd.	244,630	11,323,923

		93,260,294
Medical & Dental Instruments & Supplies –1.4%
NuVasive, Inc.(1)	258,070	13,964,168

		13,964,168
Metals & Minerals: Diversified – 0.1%
Compass Minerals International, Inc.	16,250	1,223,138

		1,223,138
Office Supplies & Equipment – 1.1%
Avery Dennison Corp.	185,307	11,611,337

		11,611,337
Oil Well Equipment & Services – 0.4%
RPC, Inc.	298,340	3,565,163

		3,565,163
Oil: Crude Producers – 2.1%
Kosmos Energy Ltd.(1)	823,910	4,284,332
Laredo Petroleum, Inc.(1)	893,910	7,142,341
Unit Corp.(1)	560,200	6,834,440
WPX Energy, Inc.(1)	563,410	3,233,973

		21,495,086
Pharmaceuticals – 1.5%
The Medicines Co.(1)	399,847	14,930,287

		14,930,287

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	35

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

December 31, 2015	Shares	Value
Precious Metals & Minerals – 0.3%
Stillwater Mining Co.(1)	314,490	$2,695,179

		2,695,179
Production Technology Equipment – 0.1%
FEI Co.	15,850	1,264,672

		1,264,672
Real Estate Investment Trusts – 8.6%
Ares Commercial Real Estate Corp.	912,680	10,441,059
Brandywine Realty Trust	661,770	9,039,778
Equity Commonwealth(1)	1,449,880	40,205,173
Mack-Cali Realty Corp.	258,177	6,028,433
MFA Financial, Inc.	1,158,847	7,648,390
PennyMac Mortgage Investment Trust	550,827	8,405,620
Redwood Trust, Inc.	467,170	6,166,644

		87,935,097
Restaurants – 1.9%
DineEquity, Inc.	231,660	19,614,652

		19,614,652
Scientific Instruments: Pollution Control – 5.5%
Clean Harbors, Inc.(1)	600,263	25,000,954
Waste Connections, Inc.	548,874	30,912,584

		55,913,538
Specialty Retail – 2.1%
FTD Cos., Inc.(1)	800,155	20,940,056

		20,940,056
Textiles, Apparel & Shoes – 1.3%
Tumi Holdings, Inc.(1)	781,643	12,998,723

		12,998,723
Utilities: Electrical – 0.6%
NorthWestern Corp.	119,160	6,464,430

		6,464,430
Utilities: Gas Distributors – 0.9%
Questar Corp.	460,462	8,969,800

		8,969,800
Utilities: Miscellaneous – 1.2%
Calpine Corp.(1)	840,576	12,163,135

		12,163,135
Total Common Stocks (Cost $831,621,281)		929,343,432

36	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS PARTNERS FUND

December 31, 2015	Principal Amount	Value
Repurchase Agreements – 9.0%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $92,263,308, due 1/4/2016(2)	$92,263,000	$92,263,000
Total Repurchase Agreements (Cost $92,263,000)		92,263,000
Total Investments - 100.1% (Cost $923,884,281)		1,021,606,432
Other Liabilities, Net - (0.1)%		(924,677)
Total Net Assets - 100.0%		$1,020,681,755

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.25%	11/15/2024	$94,109,688

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$929,343,432	$—	$—	$929,343,432

Repurchase Agreements	—	92,263,000	—	92,263,000

Total	$929,343,432	$92,263,000	$—	$1,021,606,432

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	37

SCHEDULE OF INVESTMENTS — RS VALUE FUND

December 31, 2015	Shares	Value
Common Stocks – 94.8%
Advertising Agencies – 1.6%
Nielsen Holdings PLC	371,145	$17,295,357

		17,295,357
Banks: Diversified – 6.2%
Comerica, Inc.	540,600	22,613,298
Zions Bancorporation	1,687,850	46,078,305

		68,691,603
Building Materials – 0.8%
Owens Corning	180,047	8,467,610

		8,467,610
Chemicals: Diversified – 1.5%
Eastman Chemical Co.	251,061	16,949,128

		16,949,128
Commercial Vehicles & Parts – 0.9%
Allison Transmission Holdings, Inc.	396,730	10,271,340

		10,271,340
Computer Services, Software & Systems – 9.8%
Cadence Design Systems, Inc.(1)	1,783,758	37,120,004
Check Point Software Technologies Ltd.(1)	357,380	29,083,585
DST Systems, Inc.	170,490	19,446,089
Synopsys, Inc.(1)	496,580	22,649,014

		108,298,692
Consumer Services: Miscellaneous – 2.1%
H & R Block, Inc.	710,575	23,669,253

		23,669,253
Containers & Packaging – 3.8%
Crown Holdings, Inc.(1)	502,239	25,463,517
Sealed Air Corp.	383,011	17,082,291

		42,545,808
Diversified Financial Services – 1.4%
Raymond James Financial, Inc.	260,574	15,105,475

		15,105,475
Diversified Media – 8.5%
Liberty Broadband Corp., Class C(1)	924,127	47,925,226
Liberty Media Corp., Class C(1)	1,215,593	46,289,782

		94,215,008
Diversified Retail – 6.3%
Liberty Interactive Corp. QVC Group, Class A(1)	2,188,460	59,788,727
Liberty Ventures, Series A(1)	227,505	10,262,751

		70,051,478

38	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS VALUE FUND

December 31, 2015	Foreign Currency	Shares	Value
Environmental, Maintenance And Security Services – 0.8%
Stericycle, Inc.(1)		75,120	$9,059,472

			9,059,472
Financial Data & Systems – 2.6%
Fidelity National Information Services, Inc.		482,232	29,223,259

			29,223,259
Foods – 2.4%
Pinnacle Foods, Inc.		613,400	26,044,964

			26,044,964
Health Care Services – 0.8%
HMS Holdings Corp.(1)		744,300	9,184,662

			9,184,662
Home Building – 0.8%
NVR, Inc.(1)		5,250	8,625,750

			8,625,750
Insurance: Multi-Line – 2.4%
Assurant, Inc.		324,570	26,140,868

			26,140,868
Insurance: Property - Casualty – 12.3%
Fairfax Financial Holdings Ltd.	CAD	36,900	17,518,233
FNF Group		671,424	23,278,270
The Progressive Corp.		1,315,342	41,827,876
Validus Holdings Ltd.		279,829	12,953,284
XL Group PLC		1,025,231	40,168,551

			135,746,214
Medical Equipment – 2.4%
Agilent Technologies, Inc.		628,495	26,277,376

			26,277,376
Oil Well Equipment & Services – 0.9%
Rowan Companies PLC, Class A		584,728	9,911,140

			9,911,140
Oil: Crude Producers – 4.1%
Concho Resources, Inc.(1)		124,677	11,577,506
Energen Corp.		113,110	4,636,379
Laredo Petroleum, Inc.(1)		1,029,203	8,223,332
Noble Energy, Inc.		636,385	20,956,158

			45,393,375

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	39

SCHEDULE OF INVESTMENTS — RS VALUE FUND

December 31, 2015	Shares	Value
Pharmaceuticals – 7.4%
Allergan PLC(1)	130,382	$40,744,375
Cardinal Health, Inc.	100,774	8,996,095
Endo International PLC(1)	515,343	31,549,298

		81,289,768
Real Estate Investment Trusts – 7.9%
American Campus Communities, Inc.	118,575	4,901,891
Equity Commonwealth(1)	1,587,873	44,031,718
Iron Mountain, Inc.	1,420,748	38,374,403

		87,308,012
Restaurants – 2.2%
Aramark	766,970	24,734,782

		24,734,782
Scientific Instruments: Pollution Control – 1.4%
Clean Harbors, Inc.(1)	358,439	14,928,984

		14,928,984
Utilities: Electrical – 1.5%
DTE Energy Co.	69,800	5,597,262
WEC Energy Group, Inc.	110,720	5,681,043
Xcel Energy, Inc.	154,050	5,531,936

		16,810,241
Utilities: Gas Distributors – 0.8%
Atmos Energy Corp.	131,700	8,302,368

		8,302,368
Utilities: Miscellaneous – 1.2%
Calpine Corp.(1)	888,862	12,861,833

		12,861,833
Total Common Stocks (Cost $930,080,802)		1,047,403,820

40	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS VALUE FUND

December 31, 2015	Principal Amount	Value
Repurchase Agreements – 5.4%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $60,168,201, due 1/4/2016(2)	$60,168,000	$60,168,000
Total Repurchase Agreements (Cost $60,168,000)		60,168,000
Total Investments - 100.2% (Cost $990,248,802)		1,107,571,820
Other Liabilities, Net - (0.2)%		(2,481,819)
Total Net Assets - 100.0%		$1,105,090,001

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.25%	11/15/2024	$61,373,050

Legend:

Foreign-Denominated Security

CAD – Canadian Dollar

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$1,047,403,820	$—	$—	$1,047,403,820

Repurchase Agreements	—	60,168,000	—	60,168,000

Total	$1,047,403,820	$60,168,000	$—	$1,107,571,820

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	41

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA FUND

December 31, 2015	Shares	Value
Common Stocks – 90.6%
Asset Management & Custodian – 2.3%
Franklin Resources, Inc.	399,100	$14,694,862

		14,694,862
Automobiles – 2.4%
General Motors Co.	448,750	15,261,987

		15,261,987
Banks: Diversified – 7.8%
Citizens Financial Group, Inc.	812,690	21,284,351
The PNC Financial Services Group, Inc.	132,640	12,641,918
Wells Fargo & Co.	288,350	15,674,706

		49,600,975
Cable Television Services – 3.5%
Charter Communications, Inc., Class A(1)	120,330	22,032,423

		22,032,423
Chemicals: Specialty – 2.5%
LyondellBasell Industries N.V., Class A	37,180	3,230,942
Praxair, Inc.	121,189	12,409,754

		15,640,696
Computer Services, Software & Systems – 12.5%
Alphabet, Inc., Class A(1)	49,444	38,467,927
Intuit, Inc.	70,080	6,762,720
Microsoft Corp.	608,180	33,741,826

		78,972,473
Computer Technology – 2.1%
EMC Corp.	528,390	13,569,055

		13,569,055
Diversified Financial Services – 4.1%
JPMorgan Chase & Co.	391,540	25,853,386

		25,853,386
Diversified Media – 3.9%
Twenty-First Century Fox, Inc., Class A	898,575	24,405,297

		24,405,297
Diversified Retail – 6.7%
Dollar General Corp.	269,550	19,372,559
Liberty Interactive Corp. QVC Group, Class A(1)	842,651	23,021,225

		42,393,784
Drug & Grocery Store Chains – 4.4%
CVS Health Corp.	283,765	27,743,704

		27,743,704

42	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA FUND

December 31, 2015	Shares	Value
Financial Data & Systems – 2.9%
American Express Co.	265,520	$18,466,916

		18,466,916
Foods – 1.8%
Mondelez International, Inc., Class A	254,730	11,422,093

		11,422,093
Health Care Management Services – 1.6%
UnitedHealth Group, Inc.	88,285	10,385,847

		10,385,847
Insurance: Multi-Line – 0.3%
American International Group, Inc.	26,460	1,639,726

		1,639,726
Insurance: Property - Casualty – 10.0%
ACE Ltd.	55,320	6,464,142
FNF Group	185,890	6,444,806
The Progressive Corp.	916,930	29,158,374
XL Group PLC	546,620	21,416,572

		63,483,894
Machinery: Engines – 0.3%
Cummins, Inc.	18,370	1,616,744

		1,616,744
Medical Equipment – 2.4%
Agilent Technologies, Inc.	371,070	15,514,437

		15,514,437
Oil: Crude Producers – 2.8%
EOG Resources, Inc.	89,250	6,318,008
Noble Energy, Inc.	355,570	11,708,920

		18,026,928
Oil: Integrated – 3.5%
Chevron Corp.	249,025	22,402,289

		22,402,289
Pharmaceuticals – 8.4%
Allergan PLC(1)	71,681	22,400,313
Bristol-Myers Squibb Co.	201,270	13,845,363
Pfizer, Inc.	524,965	16,945,870

		53,191,546
Radio & TV Broadcasters – 2.0%
Sirius XM Holdings, Inc.(1)	3,110,950	12,661,567

		12,661,567

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	43

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA FUND

December 31, 2015	Shares	Value
Restaurants – 1.6%
McDonald’s Corp.	88,050	$10,402,227

		10,402,227
Semiconductors & Components – 0.8%
NXP Semiconductors N.V.(1)	57,580	4,851,115

		4,851,115
Total Common Stocks (Cost $477,092,715)		574,233,971

	Principal Amount	Value
Repurchase Agreements – 9.6%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $61,209,204, due 1/4/2016(2)	$61,209,000	61,209,000
Total Repurchase Agreements (Cost $61,209,000)		61,209,000
Total Investments - 100.2% (Cost $538,301,715)		635,442,971
Other Liabilities, Net - (0.2)%		(1,566,663)
Total Net Assets - 100.0%		$633,876,308

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.25%	11/15/2024	$62,435,700

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$574,233,971	$—	$—	$574,233,971

Repurchase Agreements	—	61,209,000	—	61,209,000

Total	$574,233,971	$61,209,000	$—	$635,442,971

44	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS INVESTORS FUND

December 31, 2015	Shares	Value
Common Stocks – 93.6%
Banks: Diversified – 4.1%
Zions Bancorporation	219,510	$5,992,623

		5,992,623
Cable Television Services – 4.2%
Charter Communications, Inc., Class A(1)	33,220	6,082,582

		6,082,582
Computer Services, Software & Systems – 22.5%
Alphabet, Inc., Class A(1)	14,382	11,189,340
Cadence Design Systems, Inc.(1)	298,538	6,212,576
CommVault Systems, Inc.(1)	218,330	8,591,285
Microsoft Corp.	120,510	6,685,895

		32,679,096
Containers & Packaging – 3.1%
Sealed Air Corp.	99,720	4,447,512

		4,447,512
Diversified Financial Services – 3.4%
JPMorgan Chase & Co.	75,280	4,970,738

		4,970,738
Diversified Media – 4.8%
Twenty-First Century Fox, Inc., Class A	256,630	6,970,071

		6,970,071
Diversified Retail – 15.8%
Dollar General Corp.	72,190	5,188,295
Liberty Interactive Corp. QVC Group, Class A(1)	341,990	9,343,167
Liberty Ventures, Series A(1)	187,569	8,461,238

		22,992,700
Financial Data & Systems – 3.4%
Fidelity National Information Services, Inc.	81,340	4,929,204

		4,929,204
Health Care Services – 3.4%
Allscripts Healthcare Solutions, Inc.(1)	316,704	4,870,907

		4,870,907
Insurance: Property - Casualty – 9.7%
FNF Group	125,940	4,366,340
XL Group PLC	246,450	9,655,911

		14,022,251
Medical Equipment – 3.5%
Agilent Technologies, Inc.	122,320	5,114,199

		5,114,199

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	45

SCHEDULE OF INVESTMENTS — RS INVESTORS FUND

December 31, 2015	Shares	Value
Pharmaceuticals – 6.4%
Allergan PLC(1)	14,863	$4,644,688
Pfizer, Inc.	144,340	4,659,295

		9,303,983
Real Estate Investment Trusts – 9.3%
Equity Commonwealth(1)	263,810	7,315,451
Iron Mountain, Inc.	231,271	6,246,630

		13,562,081
Total Common Stocks (Cost $117,564,083)		135,937,947

	Principal Amount	Value
Repurchase Agreements – 6.6%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $9,625,032, due 1/4/2016(2)	$9,625,000	9,625,000
Total Repurchase Agreements (Cost $9,625,000)		9,625,000
Total Investments - 100.2% (Cost $127,189,083)		145,562,947
Other Liabilities, Net - (0.2)%		(292,416)
Total Net Assets - 100.0%		$145,270,531

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.25%	11/15/2024	$9,819,488

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$135,937,947	$—	$—	$135,937,947

Repurchase Agreements	—	9,625,000	—	9,625,000

Total	$135,937,947	$9,625,000	$—	$145,562,947

46	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES FUND

December 31, 2015	Foreign Currency	Shares	Value
Common Stocks – 94.5%
Chemicals: Diversified – 10.8%
Sociedad Quimica y Minera de Chile S.A., ADR		8,742,847	$166,201,522

			166,201,522
Copper – 8.7%
First Quantum Minerals Ltd.	CAD	24,956,831	93,428,044
HudBay Minerals, Inc.		8,371,325	31,978,461
Taseko Mines Ltd.(1)(2)		22,691,678	7,715,171

			133,121,676
Gold – 4.5%
Goldcorp, Inc.		5,967,873	68,988,612

			68,988,612
Metals & Minerals: Diversified – 21.7%
Iluka Resources Ltd.	AUD	16,996,539	75,208,304
Mineral Resources Ltd.(2)	AUD	12,633,657	36,510,070
Turquoise Hill Resources Ltd.(1)		87,060,437	221,133,510

			332,851,884
Oil: Crude Producers – 48.8%
Antero Resources Corp.(1)		3,331,369	72,623,844
Cabot Oil & Gas Corp.		4,199,947	74,297,062
Denbury Resources, Inc.(2)		19,613,509	39,619,288
EOG Resources, Inc.		53,940	3,818,413
Kosmos Energy Ltd.(1)		12,274,181	63,825,741
Laredo Petroleum, Inc.(1)		8,656,447	69,165,012
Noble Energy, Inc.		2,651,508	87,314,158
Ophir Energy PLC(1)	GBP	34,763,720	50,181,116
Painted Pony Petroleum Ltd.(1)	CAD	4,716,013	11,860,754
Peyto Exploration & Development Corp.	CAD	4,049,649	72,786,566
Range Resources Corp.		3,022,458	74,382,691
Southwestern Energy Co.(1)		10,465,618	74,410,544
Tourmaline Oil Corp.(1)	CAD	3,486,780	56,319,674

			750,604,863
Total Common Stocks (Cost $2,912,102,245)			1,451,768,557

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	47

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES FUND

December 31, 2015	Principal Amount	Value
Repurchase Agreements – 2.6%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $40,326,134, due 1/4/2016(3)	$40,326,000	$40,326,000
Total Repurchase Agreements (Cost $40,326,000)		40,326,000
Total Investments - 97.1% (Cost $2,952,428,245)		1,492,094,557
Other Assets, Net - 2.9%		45,021,258
Total Net Assets - 100.0%		$1,537,115,815

(1)	Non-income-producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.25%	11/15/2024	$41,132,575

Legend:

ADR – American Depositary Receipt.

Foreign-Denominated Security

AUD – Australian Dollar

CAD – Canadian Dollar

GBP – Great British Pound

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$1,289,869,067	$161,899,490	*	$—	$1,451,768,557

Repurchase Agreements	—	40,326,000		—	40,326,000

Total	$1,289,869,067	$202,225,490		$—	$1,492,094,557

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See 1a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

48	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.rsinvestments.com	49

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2015	RS Partners
Assets
Investments in unaffiliated issuers, at value	$1,021,606,432
Investments in affiliated issuers, at value	—

Investments in securities, at value	1,021,606,432
Cash	985
Foreign currency, at value	—
Receivable for investments sold	4,151,681
Receivable for fund shares subscribed	2,632,544
Dividends/interest receivable	1,275,572
Prepaid expenses	29,960

Total Assets	1,029,697,174

Liabilities
Payable for fund shares redeemed	7,701,454
Payable to adviser	914,125
Payable to distributor	10,144
Accrued trustees’ fees	8,145
Payable for investments purchased	—
Accrued expenses/other liabilities	381,551

Total Liabilities	9,015,419

Total Net Assets	$1,020,681,755

Net Assets Consist of:
Paid-in capital	$956,396,488
Accumulated net investment loss	—
Accumulated net realized loss from investments, foreign currency transactions and in-kind redemptions	(33,436,884)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	97,722,151

Total Net Assets	$1,020,681,755

Investments in Unaffiliated Issuers, at Cost	$923,884,281

Investments in Affiliated Issuers, at Cost	$—

Foreign Currency, at Cost	$—

Pricing of Shares
Net Assets:
Class A	$475,721,891
Class C	—
Class K	2,365,107
Class Y	542,594,757
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	17,690,558
Class C	—
Class K	92,482
Class Y	19,555,806
Net Asset Value Per Share:
Class A	$26.89
Class C	—
Class K	25.57
Class Y	27.75
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$28.23

50	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value	RS Large Cap Alpha	RS Investors	RS Global Natural Resources

$1,107,571,820	$635,442,971	$145,562,947	$1,408,250,028
—	—	—	83,844,529

1,107,571,820	635,442,971	145,562,947	1,492,094,557
243,324	110,150	49,894	641
—	—	—	8
7,596,447	—	—	43,242,508
1,653,638	178,097	71,063	13,707,962
658,907	391,479	29,957	279,539
37,190	23,385	20,268	55,991

1,117,761,326	636,146,082	145,734,129	1,549,381,206

7,757,202	1,734,237	262,305	10,201,619
766,370	271,760	118,334	1,398,165
9,637	15,033	2,759	9,306
19,600	11,806	1,038	6,449
3,736,196	—	—	—
382,320	236,938	79,162	649,852

12,671,325	2,269,774	463,598	12,265,391

$1,105,090,001	$633,876,308	$145,270,531	$1,537,115,815

$1,013,175,949	$538,393,241	$148,569,353	$3,725,723,895
—	—	—	(131,716)

(25,408,966)	(1,658,189)	(21,672,686)	(728,150,931)

117,323,018	97,141,256	18,373,864	(1,460,325,433)

$1,105,090,001	$633,876,308	$145,270,531	$1,537,115,815

$990,248,802	$538,301,715	$127,189,083	$2,577,095,217

$—	$—	$—	$375,333,028

$—	$—	$—	$8

$352,205,550	$556,204,419	$41,555,452	$332,598,493
24,714,045	33,608,040	21,654,437	26,500,898
3,455,553	12,401,630	1,770,896	3,426,858
724,714,853	31,662,219	80,289,746	1,174,589,566

12,430,714	10,909,541	3,346,517	21,680,923
926,058	733,849	1,855,690	1,864,907
125,608	243,506	150,960	233,416
25,367,064	623,075	6,399,167	74,345,378

$28.33	$50.98	$12.42	$15.34
26.69	45.80	11.67	14.21
27.51	50.93	11.73	14.68
28.57	50.82	12.55	15.80
4.75%	4.75%	4.75%	4.75%
$29.74	$53.52	$13.04	$16.10

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	51

FINANCIAL INFORMATION

Statements of Operations For the Year Ended December 31, 2015	RS Partners
Investment Income
Dividends	$14,912,636
Dividends from affiliated issuers	—
Interest	4,474
Withholding taxes on foreign dividends	(50,624)

Total Investment Income	14,866,486

Expenses
Investment advisory fees	13,905,116
Transfer agent fees	1,729,198
Distribution fees	1,655,044
Professional fees	204,023
Shareholder reports	107,502
Administrative service fees	106,611
Custodian fees	89,572
Trustees’ fees	78,238
Registration fees	57,048
Insurance expense	45,961
Other expenses	46,728

Total Expenses	18,025,041

Less: Fee waiver by adviser	(454,664)

Total Expenses, Net	17,570,377

Net Investment Income/(Loss)	(2,703,891)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions and In-kind Redemptions
Net realized gain/(loss) from investments	35,177,993
Net realized loss from investments in affiliated issuers	(30,998,405)
Net realized gain/(loss) from foreign currency transactions	(38,924)
Net realized gain from in-kind redemptions	—
Net change in unrealized appreciation/depreciation on investments	(152,772,859)
Net change in unrealized appreciation/depreciation on investments in affiliated issuers	1,972,894
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(156)

Net Loss on Investments, Foreign Currency Transactions and In-kind Redemptions	(146,659,457)

Net Decrease in Net Assets Resulting from Operations	$(149,363,348)

52	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value	RS Large Cap Alpha	RS Investors	RS Global Natural Resources

$12,853,520	$12,006,419	$1,973,116	$19,623,837
—	—	—	7,330,494
4,103	—	4	815
(42,696)	—	(3,081)	(2,108,379)

12,814,927	12,006,419	1,970,039	24,846,767

10,774,071	3,432,610	1,885,233	26,652,414
2,078,008	568,117	220,419	2,810,649
1,345,527	1,940,835	431,966	1,873,513
201,745	121,246	59,146	346,958
146,408	55,165	14,487	154,327
99,107	54,595	16,433	201,940
76,300	53,352	37,130	176,108
81,533	45,281	10,611	140,850
90,474	63,377	69,647	101,838
33,847	19,459	5,295	90,677
36,567	21,911	7,456	105,175

14,963,587	6,375,948	2,757,823	32,654,449

(412,465)	—	(321,683)	—

14,551,122	6,375,948	2,436,140	32,654,449

(1,736,195)	5,630,471	(466,101)	(7,807,682)

46,715,592	38,284,476	(13,495,146)	(375,848,264)
—	—	—	(82,170,687)
3,395	—	(1,919)	(129,063)
—	—	—	1,862,076
(122,715,364)	(61,779,119)	6,644,849	(800,631,616)

—	—	—	130,089,179

—	—	(25)	5,807

(75,996,377)	(23,494,643)	(6,852,241)	(1,126,822,568)

$(77,732,572)	$(17,864,172)	$(7,318,342)	$(1,134,630,250)

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	53

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS Partners

	For the Year Ended 12/31/15	For the Year Ended 12/31/14

Operations
Net investment income/(loss)	$(2,703,891)	$(3,669,969)
Net realized gain from investments and foreign currency transactions	4,140,664	383,728,914
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(150,800,121)	(457,566,876)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(149,363,348)	(77,507,931)

Distributions to Shareholders
Net investment income
Class A	—	—
Class C	—	—
Class K	—	—
Class Y	—	—
Net realized gain on investments
Class A	(15,050,367)	(161,856,174)
Class C	—	—
Class K	(88,285)	(846,972)
Class Y	(16,395,825)	(176,090,672)

Total Distributions	(31,534,477)	(338,793,818)

Capital Share Transactions
Proceeds from sales of shares	134,727,274	475,518,463
Reinvestment of distributions	30,476,104	329,290,295
Cost of shares redeemed	(698,885,729)	(825,007,282)
Cost of shares redeemed in-kind	—	(138,910,943)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(533,682,351)	(159,109,467)

Net Increase/(Decrease) in Net Assets	(714,580,176)	(575,411,216)

Net Assets
Beginning of year	1,735,261,931	2,310,673,147

End of year	$1,020,681,755	$1,735,261,931

Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$—

Other Information:
Shares
Sold	4,437,999	11,921,028
Reinvested	1,112,907	10,617,584
Redeemed	(23,256,730)	(21,234,629)
Redeemed in-kind	—	(3,443,292)

Net Increase/(Decrease)	(17,705,824)	(2,139,309)

54	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value		RS Large Cap Alpha

For the Year Ended 12/31/15	For the Year Ended 12/31/14	For the Year Ended 12/31/15	For the Year Ended 12/31/14

$(1,736,195)	$11,359,059	$5,630,471	$7,623,591

46,718,987	216,210,571	38,284,476	125,206,498

(122,715,364)	(83,405,281)	(61,779,119)	(27,604,155)

(77,732,572)	144,164,349	(17,864,172)	105,225,934

—	(4,068,377)	(5,503,727)	(5,212,174)
—	(113,183)	(101,246)	(63,919)
—	(31,175)	(69,499)	(69,893)
—	(10,774,202)	(382,925)	(2,043,742)

(30,829,574)	(60,777,666)	(62,831,909)	(66,219,711)
(2,262,752)	(4,492,092)	(4,222,486)	(4,256,029)
(304,174)	(612,247)	(1,427,567)	(1,743,700)
(62,284,716)	(112,929,517)	(3,641,594)	(19,906,901)

(95,681,216)	(193,798,459)	(78,180,953)	(99,516,069)

272,992,600	329,646,664	48,312,987	72,459,987
93,119,778	187,916,999	74,229,818	95,652,762
(376,149,606)	(499,816,537)	(266,450,964)	(145,652,514)
—	—	—	—

(10,037,228)	17,747,126	(143,908,159)	22,460,235

(183,451,016)	(31,886,984)	(239,953,284)	28,170,100

1,288,541,017	1,320,428,001	873,829,592	845,659,492

$1,105,090,001	$1,288,541,017	$633,876,308	$873,829,592

$—	$—	$—	$215,416

8,059,990	8,930,299	841,672	1,183,311
3,299,804	5,752,188	1,472,734	1,631,771
(11,411,914)	(13,682,307)	(4,622,923)	(2,372,305)
—	—	—	—

(52,120)	1,000,180	(2,308,517)	442,777

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	55

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued)	RS Investors

	For the Year Ended 12/31/15	For the Year Ended 12/31/14

Operations
Net investment income/(loss)	$(466,101)	$2,618,324
Net realized gain/(loss) from investments, foreign currency transactions and in-kind redemptions	(13,497,065)	1,422,573
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	6,644,824	2,423,868

Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,318,342)	6,464,765

Distributions to Shareholders
Net investment income
Class A	—	(620,581)
Class C	—	(181,578)
Class K	—	(15,605)
Class Y	—	(1,796,849)
Net realized gain on investments
Class A	—	(2,567,017)
Class C	—	(1,270,050)
Class K	—	(81,496)
Class Y	—	(5,372,611)

Total Distributions	—	(11,905,787)

Capital Share Transactions
Proceeds from sales of shares	31,977,200	243,598,882
Reinvestment of distributions	—	7,560,089
Cost of shares redeemed	(123,271,631)	(115,837,384)
Cost of shares redeemed in-kind	—	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(91,294,431)	135,321,587

Net Increase/(Decrease) in Net Assets	(98,612,773)	129,880,565

Net Assets
Beginning of year	243,883,304	114,002,739

End of year	$145,270,531	$243,883,304

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Loss Included in Net Assets	$—	$(2,522)

Other Information:
Shares
Sold	2,516,623	18,230,327
Reinvested	—	595,492
Redeemed	(9,662,523)	(8,667,673)
Redeemed in-kind	—	—

Net Increase/(Decrease)	(7,145,900)	10,158,146

56	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Global Natural Resources

For the Year Ended 12/31/15	For the Year Ended 12/31/14

$(7,807,682)	$6,148,862

(456,285,938)	(131,696,047)

(670,536,630)	(894,257,964)

(1,134,630,250)	(1,019,805,149)

—	(321,500)
—	(34,998)
—	(2,471)
—	(1,070,690)

—	(53,670,914)
—	(5,842,539)
—	(412,466)
—	(178,739,897)

—	(240,095,475)

1,206,562,473	1,354,014,298
—	221,041,107
(1,408,848,621)	(2,106,598,978)
(44,647,225)	(77,376,760)

(246,933,373)	(608,920,333)

(1,381,563,623)	(1,868,820,957)

2,918,679,438	4,787,500,395

$1,537,115,815	$2,918,679,438

$—	$(1,917)

$(131,716)	$—

54,200,389	39,224,159
—	8,800,146
(69,663,144)	(65,412,182)
(1,879,092)	(2,054,233)

(17,341,847)	(19,442,110)

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	57

FINANCIAL INFORMATION

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Partners Fund
Class A
Year Ended 12/31/15	$31.08	$(0.11)[1]	$(3.22)	$(3.33)	$—	$(0.86)
Year Ended 12/31/14	40.09	(0.14)[1]	(1.52)	(1.66)	—	(7.35)
Year Ended 12/31/13	31.93	(0.15)	13.48	13.33	—	(5.17)
Year Ended 12/31/12	29.28	(0.09)	5.74	5.65	—	(3.00)
Year Ended 12/31/11	33.09	(0.27)	(2.28)	(2.55)	—	(1.26)

Class K
Year Ended 12/31/15	$29.72	$(0.21)[1]	$(3.08)	$(3.29)	$—	$(0.86)
Year Ended 12/31/14	38.82	(0.25)[1]	(1.50)	(1.75)	—	(7.35)
Year Ended 12/31/13	31.14	(0.18)	13.03	12.85	—	(5.17)
Year Ended 12/31/12	28.75	(0.39)	5.78	5.39	—	(3.00)
Year Ended 12/31/11	32.67	(0.51)	(2.15)	(2.66)	—	(1.26)

Class Y
Year Ended 12/31/15	$31.95	$(0.02)[1]	$(3.32)	$(3.34)	$—	$(0.86)
Year Ended 12/31/14	40.86	0.01 [1]	(1.57)	(1.56)	—	(7.35)
Year Ended 12/31/13	32.38	(0.06)	13.75	13.69	(0.04)	(5.17)
Year Ended 12/31/12	29.58	0.02	5.78	5.80	—	(3.00)
Year Ended 12/31/11	33.31	(0.16)	(2.31)	(2.47)	—	(1.26)

See notes to Financial Highlights on page 67.

58	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.86)	$26.89	(10.74)%	$475,722	1.42%	1.42%	(0.35)%	(0.35)%	42%
(7.35)	31.08	(3.85)%	827,108	1.45%	1.55%	(0.35)%	(0.45)%	47%
(5.17)	40.09	42.15%	1,335,819	1.45%	1.51%	(0.39)%	(0.45)%	49%
(3.00)	31.93	19.39%	1,137,349	1.45%	1.48%	(0.21)%	(0.24)%	39%
(1.26)	29.28	(7.59)%	1,290,313	1.47%	1.47%	(0.77)%	(0.77)%	40%

$(0.86)	$25.57	(11.09)%	$2,365	1.81%	1.81%	(0.74)%	(0.74)%	42%
(7.35)	29.72	(4.21)%	4,321	1.80%	1.88%	(0.66)%	(0.74)%	47%
(5.17)	38.82	41.68%	4,920	1.79%	1.85%	(0.73)%	(0.79)%	49%
(3.00)	31.14	18.84%	3,770	1.90%	1.93%	(0.65)%	(0.68)%	39%
(1.26)	28.75	(8.03)%	3,976	1.96%	1.96%	(1.25)%	(1.25)%	40%

$(0.86)	$27.75	(10.47)%	$542,595	1.12%	1.18%	(0.05)%	(0.11)%	42%
(7.35)	31.95	(3.53)%	903,833	1.11%	1.18%	0.04%	(0.03)%	47%
(5.21)	40.86	42.68%	969,934	1.11%	1.17%	(0.04)%	(0.10)%	49%
(3.00)	32.38	19.70%	619,450	1.16%	1.19%	0.13%	0.10%	39%
(1.26)	29.58	(7.30)%	507,063	1.18%	1.18%	(0.47)%	(0.47)%	40%

See notes to Financial Highlights on page 67.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	59

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Value Fund
Class A
Year Ended 12/31/15	$33.04	$(0.08)[1]	$(1.98)	$(2.06)	$—	$(2.65)
Year Ended 12/31/14	34.76	0.25 [1]	3.71	3.96	(0.36)	(5.32)
Year Ended 12/31/13	25.93	(0.07)	9.82	9.75	(0.06)	(0.86)
Year Ended 12/31/12	23.04	0.26	2.92	3.18	(0.29)	—
Year Ended 12/31/11	25.91	(0.14)	(2.73)	(2.87)	—	—

Class C
Year Ended 12/31/15	$31.54	$(0.32)[1]	$(1.88)	$(2.20)	$—	$(2.65)
Year Ended 12/31/14	33.47	—1, [4]	3.52	3.52	(0.13)	(5.32)
Year Ended 12/31/13	25.13	(0.35)	9.55	9.20	—	(0.86)
Year Ended 12/31/12	22.35	(0.04)	2.94	2.90	(0.12)	—
Year Ended 12/31/11	25.33	(0.27)	(2.71)	(2.98)	—	—

Class K
Year Ended 12/31/15	$32.29	$(0.21)[1]	$(1.92)	$(2.13)	$—	$(2.65)
Year Ended 12/31/14	34.15	0.13 [1]	3.60	3.73	(0.27)	(5.32)
Year Ended 12/31/13	25.54	(0.31)	9.78	9.47	—	(0.86)
Year Ended 12/31/12	22.73	0.21	2.83	3.04	(0.23)	—
Year Ended 12/31/11	25.66	(0.16)	(2.77)	(2.93)	—	—

Class Y
Year Ended 12/31/15	$33.23	$(0.02)[1]	$(1.99)	$(2.01)	$—	$(2.65)
Year Ended 12/31/14	34.99	0.38 [1]	3.69	4.07	(0.51)	(5.32)
Year Ended 12/31/13	26.09	0.02	9.88	9.90	(0.14)	(0.86)
Year Ended 12/31/12	23.19	0.43	2.84	3.27	(0.37)	—
Year Ended 12/31/11	26.01	(0.02)	(2.80)	(2.82)	—	—

See notes to Financial Highlights on page 67.

60	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(2.65)	$28.33	(6.18)%	$352,205	1.26%	1.26%	(0.24)%	(0.24)%	55%
(5.68)	33.04	11.60%	432,082	1.29%	1.35%	0.71%	0.65%	56%
(0.92)	34.76	37.68%	642,364	1.28%	1.35%	(0.17)%	(0.24)%	48%
(0.29)	25.93	13.83%	584,056	1.28%	1.37%	0.94%	0.85%	58%
—	23.04	(11.08)%	805,042	1.28%	1.31%	(0.35)%	(0.38)%	40%

$(2.65)	$26.69	(6.92)%	$24,714	2.04%	2.04%	(1.03)%	(1.03)%	55%
(5.45)	31.54	10.75%	30,568	2.06%	2.11%	0.00%[5]	(0.05)%	56%
(0.86)	33.47	36.69%	30,534	2.03%	2.11%	(0.92)%	(1.00)%	48%
(0.12)	25.13	12.98%	25,402	2.03%	2.11%	0.28%	0.20%	58%
—	22.35	(11.76)%	27,851	2.03%	2.10%	(1.07)%	(1.14)%	40%

$(2.65)	$27.51	(6.54)%	$3,456	1.65%	1.65%	(0.64)%	(0.64)%	55%
(5.59)	32.29	11.15%	4,412	1.69%	1.73%	0.37%	0.33%	56%
(0.86)	34.15	37.16%	3,948	1.68%	1.70%	(0.55)%	(0.57)%	48%
(0.23)	25.54	13.38%	4,116	1.68%	1.74%	0.71%	0.65%	58%
—	22.73	(11.42)%	3,184	1.68%	1.81%	(0.71)%	(0.84)%	40%

$(2.65)	$28.57	(5.99)%	$724,715	1.06%	1.11%	(0.05)%	(0.10)%	55%
(5.83)	33.23	11.85%	821,479	1.05%	1.11%	1.05%	0.99%	56%
(1.00)	34.99	38.05%	643,582	1.03%	1.14%	0.08%	(0.03)%	48%
(0.37)	26.09	14.12%	469,314	1.03%	1.12%	1.23%	1.14%	58%
—	23.19	(10.84)%	613,636	1.03%	1.14%	(0.06)%	(0.17)%	40%

See notes to Financial Highlights on page 67.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	61

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Large Cap Alpha Fund
Class A
Year Ended 12/31/15	$59.25	$0.50[1]		$(1.74)	$(1.24)	$(0.57)	$(6.46)	$(7.03)
Year Ended 12/31/14	59.06	0.55[1]		7.13	7.68	(0.55)	(6.94)	(7.49)
Year Ended 12/31/13	43.95	0.45[1]		16.28	16.73	(0.47)	(1.15)	(1.62)
Year Ended 12/31/12	38.48	0.67[1]		5.58	6.25	(0.78)	—	(0.78)
Year Ended 12/31/11	42.51	0.24[1]		(4.09)	(3.85)	(0.23)	—	(0.23)

Class C
Year Ended 12/31/15	$53.96	$0.03[1]		$(1.58)	$(1.55)	$(0.15)	$(6.46)	$(6.61)
Year Ended 12/31/14	54.43	0.04[1]		6.53	6.57	(0.10)	(6.94)	(7.04)
Year Ended 12/31/13	40.66	0.02[1]		15.01	15.03	(0.11)	(1.15)	(1.26)
Year Ended 12/31/12	35.63	0.30[1]		5.17	5.47	(0.44)	—	(0.44)
Year Ended 12/31/11	39.44	(0.08)	[1]	(3.78)	(3.86)	—	—	—

Class K
Year Ended 12/31/15	$59.15	$0.29[1]		$(1.74)	$(1.45)	$(0.31)	$(6.46)	$(6.77)
Year Ended 12/31/14	58.97	0.31[1]		7.09	7.40	(0.28)	(6.94)	(7.22)
Year Ended 12/31/13	43.88	0.25[1]		16.23	16.48	(0.24)	(1.15)	(1.39)
Year Ended 12/31/12	38.42	0.53[1]		5.55	6.08	(0.62)	—	(0.62)
Year Ended 12/31/11	42.35	0.06[1]		(4.04)	(3.98)	—	—	—

Class Y
Year Ended 12/31/15	$59.08	$0.62[1]		$(1.74)	$(1.12)	$(0.68)	$(6.46)	$(7.14)
Year Ended 12/31/14	58.92	0.71[1]		7.10	7.81	(0.71)	(6.94)	(7.65)
Year Ended 12/31/13	43.83	0.59[1]		16.27	16.86	(0.62)	(1.15)	(1.77)
Year Ended 12/31/12	38.38	0.77[1]		5.59	6.36	(0.91)	—	(0.91)
Year Ended 12/31/11	42.46	0.38[1]		(4.12)	(3.74)	(0.39)	—	(0.39)

See notes to Financial Highlights on page 67.

62	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase from Regulatory Settlements	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$50.98	(2.03)%	$556,204	0.89%	0.89%	0.86%	0.86%	39%
—	59.25	13.08%	630,654	0.92%	0.92%	0.89%	0.89%	60%
—	59.06	38.17%	618,893	0.92%	0.92%	0.86%	0.86%	48%
—	43.95	16.26%	491,082	0.98%	0.98%	1.59%	1.59%	51%
0.05	38.48	(8.92)%[6]	485,820	0.92%	0.92%	0.58%	0.58%	41%

$—	$45.80	(2.80)%	$33,608	1.69%	1.69%	0.06%	0.06%	39%
—	53.96	12.15%	36,868	1.73%	1.73%	0.08%	0.08%	60%
—	54.43	37.06%	34,506	1.74%	1.74%	0.04%	0.04%	48%
—	40.66	15.37%	23,824	1.75%	1.75%	0.78%	0.78%	51%
0.05	35.63	(9.66)%[6]	27,323	1.69%	1.69%	(0.22)%	(0.22)%	41%

$—	$50.93	(2.38)%	$12,402	1.26%	1.26%	0.49%	0.49%	39%
—	59.15	12.62%	16,458	1.31%	1.31%	0.50%	0.50%	60%
—	58.97	37.66%	16,785	1.31%	1.31%	0.48%	0.48%	48%
—	43.88	15.84%	13,911	1.33%	1.33%	1.26%	1.26%	51%
0.05	38.42	(9.28)%[6]	13,667	1.33%	1.33%	0.13%	0.13%	41%

$—	$50.82	(1.82)%	$31,662	0.68%	0.68%	1.05%	1.05%	39%
—	59.08	13.34%	189,850	0.66%	0.66%	1.16%	1.16%	60%
—	58.92	38.58%	175,475	0.65%	0.65%	1.13%	1.13%	48%
—	43.83	16.58%	134,114	0.69%	0.69%	1.84%	1.84%	51%
0.05	38.38	(8.65)%[6]	144,642	0.63%	0.63%	0.98%	0.98%	41%

See notes to Financial Highlights on page 67.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	63

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Investors Fund
Class A
Year Ended 12/31/15	$12.95	$(0.04)[1]		$(0.49)	$(0.53)	$—	$—
Year Ended 12/31/14	13.02	0.14	[1]	0.42	0.56	(0.12)	(0.51)
Year Ended 12/31/13	8.96	(0.02)[1]		4.14	4.12	— [4]	(0.06)
Year Ended 12/31/12	7.48	0.12	[1]	1.48	1.60	(0.12)	—
Year Ended 12/31/11	7.88	(0.01)[1]		(0.39)	(0.40)	—	—

Class C
Year Ended 12/31/15	$12.26	$(0.12)[1]		$(0.47)	$(0.59)	$—	$—
Year Ended 12/31/14	12.40	0.02	[1]	0.42	0.44	(0.07)	(0.51)
Year Ended 12/31/13	8.60	(0.11)[1]		3.97	3.86	— [4]	(0.06)
Year Ended 12/31/12	7.16	0.05	[1]	1.42	1.47	(0.03)	—
Year Ended 12/31/11	7.60	(0.06)[1]		(0.38)	(0.44)	—	—

Class K
Year Ended 12/31/15	$12.30	$(0.09)[1]		$(0.48)	$(0.57)	$—	$—
Year Ended 12/31/14	12.43	0.06	[1]	0.42	0.48	(0.10)	(0.51)
Year Ended 12/31/13	8.59	(0.07)[1]		3.97	3.90	— [4]	(0.06)
Year Ended 12/31/12	7.16	0.09	[1]	1.42	1.51	(0.08)	—
Year Ended 12/31/11	7.57	(0.03)[1]		(0.38)	(0.41)	—	—

Class Y
Year Ended 12/31/15	$13.05	$—1,	[4]	$(0.50)	$(0.50)	$—	$—
Year Ended 12/31/14	13.12	0.20	[1]	0.41	0.61	(0.17)	(0.51)
Year Ended 12/31/13	9.01	0.01	[1]	4.17	4.18	(0.01)	(0.06)
Year Ended 12/31/12	7.52	0.11	[1]	1.53	1.64	(0.15)	—
Year Ended 12/31/11	7.92	—1,	[4]	(0.40)	(0.40)	—	—

See notes to Financial Highlights on page 67.

64	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$12.42	(4.09)%	$41,556	1.33%	1.51%	(0.28)%	(0.46)%	50%
(0.63)	12.95	4.39%	67,364	1.32%	1.52%	1.04%	0.84%	83%
(0.06)	13.02	46.04%	35,159	1.30%	1.89%	(0.23)%	(0.82)%	128%
(0.12)	8.96	21.46%	12,183	1.30%	2.28%	1.42%	0.44%	97%
—	7.48	(5.08)%	11,715	1.22%	2.07%	(0.11)%	(0.96)%	55%

$—	$11.67	(4.81)%	$21,654	2.07%	2.29%	(1.01)%	(1.23)%	50%
(0.58)	12.26	3.63%	31,819	2.07%	2.29%	0.18%	(0.04)%	83%
(0.06)	12.40	44.94%	6,473	2.05%	2.66%	(0.99)%	(1.59)%	128%
(0.03)	8.60	20.59%	588	2.05%	3.31%	0.62%	(0.64)%	97%
—	7.16	(5.79)%	642	1.87%	2.99%	(0.75)%	(1.87)%	55%

$—	$11.73	(4.63)%	$1,771	1.84%	1.90%	(0.78)%	(0.84)%	50%
(0.61)	12.30	3.90%	2,077	1.91%	1.97%	0.47%	0.41%	83%
(0.06)	12.43	45.46%	628	1.70%	2.56%	(0.66)%	(1.51)%	128%
(0.08)	8.59	21.04%	211	1.70%	3.22%	1.17%	(0.35)%	97%
—	7.16	(5.42)%	151	1.52%	2.65%	(0.40)%	(1.53)%	55%

$—	$12.55	(3.83)%	$80,290	1.05%	1.21%	(0.01)%	(0.17)%	50%
(0.68)	13.05	4.72%	142,623	1.05%	1.17%	1.49%	1.37%	83%
(0.07)	13.12	46.45%	71,743	1.05%	1.44%	0.04%	(0.34)%	128%
(0.15)	9.01	21.86%	2,382	1.05%	1.91%	1.38%	0.52%	97%
—	7.52	(5.05)%	2,954	1.05%	1.72%	0.05%	(0.62)%	55%

See notes to Financial Highlights on page 67.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	65

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Global Natural Resources Fund
Class A
Year Ended 12/31/15	$24.81	$(0.11)[1]	$(9.36)	$(9.47)	$—	$—
Year Ended 12/31/14	35.02	(0.04)[1]	(7.97)	(8.01)	(0.01)	(2.19)
Year Ended 12/31/13	36.60	(0.07)[1]	(0.20)	(0.27)	—	(1.31)
Year Ended 12/31/12	34.60	(0.10)[1]	2.21	2.11	—	(0.11)
Year Ended 12/31/11	37.58	(0.15)[1]	(2.60)	(2.75)	—	(0.23)

Class C
Year Ended 12/31/15	$23.17	$(0.27)[1]	$(8.69)	$(8.96)	$—	$—
Year Ended 12/31/14	33.14	(0.29)[1]	(7.48)	(7.77)	(0.01)	(2.19)
Year Ended 12/31/13	34.98	(0.34)[1]	(0.19)	(0.53)	—	(1.31)
Year Ended 12/31/12	33.30	(0.33)[1]	2.12	1.79	—	(0.11)
Year Ended 12/31/11	36.45	(0.40)[1]	(2.52)	(2.92)	—	(0.23)

Class K
Year Ended 12/31/15	$23.82	$(0.18)[1]	$(8.96)	$(9.14)	$—	$—
Year Ended 12/31/14	33.86	(0.16)[1]	(7.68)	(7.84)	(0.01)	(2.19)
Year Ended 12/31/13	35.57	(0.18)[1]	(0.22)	(0.40)	—	(1.31)
Year Ended 12/31/12	33.74	(0.22)[1]	2.16	1.94	—	(0.11)
Year Ended 12/31/11	36.81	(0.30)[1]	(2.54)	(2.84)	—	(0.23)

Class Y
Year Ended 12/31/15	$25.48	$(0.05)[1]	$(9.63)	$(9.68)	$—	$—
Year Ended 12/31/14	35.76	0.09 [1]	(8.17)	(8.08)	(0.01)	(2.19)
Year Ended 12/31/13	37.23	0.06 [1]	(0.22)	(0.16)	—	(1.31)
Year Ended 12/31/12	35.10	0.04 [1]	2.25	2.29	(0.05)	(0.11)
Year Ended 12/31/11	38.00	(0.01)[1]	(2.66)	(2.67)	—	(0.23)

66	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$15.34	(38.17)%	$332,598	1.45%	1.45%	(0.52)%	(0.52)%	33%
(2.20)	24.81	(22.84)%	620,030	1.47%	1.48%	(0.10)%	(0.11)%	34%
(1.31)	35.02	(0.60)%	1,254,213	1.43%	1.46%	(0.18)%	(0.21)%	39%
(0.11)	36.60	6.10%	1,561,862	1.45%	1.52%	(0.27)%	(0.34)%	36%
(0.23)	34.60	(7.31)%	1,397,688	1.45%	1.48%	(0.41)%	(0.44)%	25%

$—	$14.21	(38.67)%	$26,501	2.25%	2.25%	(1.33)%	(1.33)%	33%
(2.20)	23.17	(23.41)%	63,193	2.23%	2.24%	(0.86)%	(0.87)%	34%
(1.31)	33.14	(1.37)%	128,948	2.21%	2.24%	(0.95)%	(0.98)%	39%
(0.11)	34.98	5.38%	147,154	2.14%	2.21%	(0.96)%	(1.03)%	36%
(0.23)	33.30	(8.01)%	105,206	2.18%	2.21%	(1.11)%	(1.14)%	25%

$—	$14.68	(38.37)%	$3,427	1.78%	1.78%	(0.85)%	(0.85)%	33%
(2.20)	23.82	(23.12)%	4,929	1.84%	1.85%	(0.47)%	(0.48)%	34%
(1.31)	33.86	(0.98)%	7,596	1.79%	1.82%	(0.51)%	(0.54)%	39%
(0.11)	35.57	5.75%	8,892	1.80%	1.87%	(0.64)%	(0.71)%	36%
(0.23)	33.74	(7.71)%	5,439	1.87%	1.90%	(0.83)%	(0.86)%	25%

$—	$15.80	(37.99)%	$1,174,590	1.14%	1.14%	(0.21)%	(0.21)%	33%
(2.20)	25.48	(22.56)%	2,230,527	1.13%	1.14%	0.24%	0.23%	34%
(1.31)	35.76	(0.29)%	3,396,743	1.12%	1.15%	0.14%	0.11%	39%
(0.16)	37.23	6.52%	2,422,758	1.06%	1.13%	0.12%	0.05%	36%
(0.23)	35.10	(7.02)%	1,581,690	1.12%	1.15%	(0.03)%	(0.06)%	25%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Calculated based on the average shares outstanding during the period.

[2]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[4]	Rounds to $0.00 per share.

[5]	Rounds to 0.00%.

[6]	Without the effect of the increase from the regulatory settlements, the total returns would have been (9.05)%, (9.78)%, (9.42)% and (8.79)% for Class A, Class C, Class K and Class Y, respectively.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	67

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2015

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund (each a “Fund,” collectively the “Funds”). All of the Funds are diversified funds, other than RS Investors Fund, which is a non-diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS Partners Fund offers Class A, K and Y shares. RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund offer Class A, C, K and Y shares. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices . Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates market value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

68	www.rsinvestments.com

NOTES TO FINANCIAL STATEMENTS

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2015, the Funds had no securities classified as Level 3.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to certain

www.rsinvestments.com	69

NOTES TO FINANCIAL STATEMENTS

exchange-traded foreign securities whose prices may have been affected by events occurring after the close of trading on the exchange and, as a result, whose values were determined by a pricing service using pricing models in accordance with methods approved by the Funds’ Board of Trustees.

Transfers into and out of each level of the fair value hierarchy for the year ended December 31, 2015, were as follows:

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2	Transfers into Level 3	Transfers (out) of Level 3
RS Global Natural Resources Fund
Common Stocks	$—	$(111,718,374)	$111,718,374	$—	$—	$—

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Funds’ Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

70	www.rsinvestments.com

NOTES TO FINANCIAL STATEMENTS

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2015, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2015, the Funds did not incur any such interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state authorities for tax years before 2011.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses, and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets attributable to each class at the beginning of the day.

www.rsinvestments.com	71

NOTES TO FINANCIAL STATEMENTS

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Partners Fund	1.00%
RS Value Fund	0.85%
RS Large Cap Alpha Fund	0.50%
RS Investors Fund	1.00%
RS Global Natural Resources Fund	1.00%

SailingStone Capital Partners LLC (“SailingStone”) serves as sub-adviser to RS Global Natural Resources Fund, and in that capacity is responsible for the day-to-day portfolio management of the Fund subject to the oversight of the Board of Trustees of the Trust and RS Investments. RS Investments pays sub-advisory fees to SailingStone out of the investment advisory fees RS Investments receives from the Fund.

72	www.rsinvestments.com

NOTES TO FINANCIAL STATEMENTS

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2016, to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

Fund	Expense Limitation
	Class A	Class C	Class K	Class Y
RS Partners Fund	1.45%	N/A	1.81%	1.12%
RS Value Fund	1.30%	2.07%	1.69%	1.06%
RS Investors Fund	1.33%	2.07%	1.95%	1.05%
RS Global Natural Resources Fund	1.48%	2.28%	1.86%	1.15%

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with RSFD for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, RSFD is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2015, RSFD received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Partners Fund	Class A	0.25%	$1,632,080
	Class K	0.65%	22,964
	Class Y	0.00%	—
RS Value Fund	Class A	0.25%	$1,028,661
	Class C	1.00%	290,389
	Class K	0.65%	26,477
	Class Y	0.00%	—
RS Large Cap Alpha Fund	Class A	0.25%	$1,492,655
	Class C	1.00%	355,489
	Class K	0.65%	92,691
	Class Y	0.00%	—

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NOTES TO FINANCIAL STATEMENTS

Fund		Annual Rate	Distribution Fees
RS Investors Fund	Class A	0.25%	$134,457
	Class C	1.00%	284,991
	Class K	0.65%	12,518
	Class Y	0.00%	—
RS Global Natural Resources Fund	Class A	0.25%	$1,340,841
	Class C	1.00%	500,316
	Class K	0.65%	32,356
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts, which expenses are allocable to RSFD. RS Investments compensates RSFD for its services in connection with the promotion of Fund shares and reimburses RSFD for its expenses, including payments made by RSFD to third parties in respect of the promotion of Fund shares in excess of amounts received by RSFD under the distribution plan. In addition to payments under the distribution plan, the Funds reimburse RSFD for payments RSFD makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations as “Transfer agent fees.”

Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2015, PAS informed the Trust it received $1,830,481 directly or indirectly from RSFD as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the year ended December 31, 2015, aggregate front-end sales charges for the sale of Class A shares paid to RSFD were as follows:

Fund	Sales Charges
RS Partners Fund	$2,499
RS Value Fund	12,221
RS Large Cap Alpha Fund	29,833
RS Investors Fund	6,485
RS Global Natural Resources Fund	11,710

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RSFD is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2015, RSFD received CDSL charges as follows:

Fund	CDSL
RS Partners Fund	$285
RS Value Fund	1,139
RS Large Cap Alpha Fund	15,685
RS Investors Fund	26,867
RS Global Natural Resources Fund	52,735

d. Affiliated Issuers If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the year ended December 31, 2015, is listed below:

RS Partners Fund

Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Income	Net Realized Gain/(Loss)	Value at End of Period
eHealth, Inc.	1,039,429	13,300	1,052,729	—	$—	$(12,527,464)	**
FTD Cos., Inc.	1,159,740	23,000	382,585	800,155	—	275,434	**
Performant Financial Group, Inc.	2,701,645	—	2,701,645	—	—	(18,746,375)	**
					$—	$(30,998,405)	$—

RS Global Natural Resources Fund

Issuer	Number of Shares Held at Beginning of Period		Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Income	Net Realized Gain/(Loss)	Value at End of Period
Denbury Resources, Inc.	9,404,061	*	10,371,183	161,735	19,613,509	$2,085,648	$183,189	$39,619,288
Iluka Resources Ltd.	22,243,492		—	5,246,953	16,996,539	3,086,481	(10,967,836)	**
Laredo Petroleum, Inc.	8,654,525		5,126,772	5,124,850	8,656,447	—	(49,724,468)	**
Mineral Resources Ltd.	13,416,705		140,475	923,523	12,633,657	2,158,365	(2,789,985)	36,510,070
Ophir Energy PLC	25,023,685	*	13,270,115	3,530,080	34,763,720	—	(17,056,448)	**
Painted Pony Petroleum Ltd.	4,798,539		2,594,011	2,676,537	4,716,013	—	(124,728)	**
Rosetta Resources, Inc.	3,694,571		2,105,121	5,799,692	—	—	(203,440)	**
Salamander Energy PLC	23,609,608		—	23,609,608	—	—	(672,418)	**
Taseko Mines Ltd.	23,088,769		—	397,091	22,691,678	—	(814,553)	7,715,171
						$7,330,494	$(82,170,687)	$83,844,529
*	Issuer was not an affiliated issuer at beginning of period.
**	Issuer was not an affiliated issuer at end of period.

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NOTES TO FINANCIAL STATEMENTS

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2015, and December 31, 2014, was as follows:

	Ordinary Income		Long-Term Capital Gains
Fund	2015	2014	2015	2014
RS Partners Fund	$—	$58,153,381	$31,534,477	$280,640,437
RS Value Fund	5,499,497	45,110,075	90,181,719	148,688,384
RS Large Cap Alpha Fund	11,659,967	30,488,701	66,520,986	69,027,368
RS Investors Fund	—	9,687,136	—	2,218,651
RS Global Natural Resources Fund	—	23,409,308	—	216,686,167

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2015, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Gain/(Loss)
RS Partners Fund	$(1,712,828)	$2,703,891	$(991,063)
RS Value Fund	(219,066)	1,736,195	(1,517,129)
RS Large Cap Alpha Fund	—	211,510	(211,510)
RS Investors Fund	(438,888)	468,623	(29,735)
RS Global Natural Resources Fund	(11,588,248)	7,677,883	3,910,365

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The tax basis of distributable earnings as of December 31, 2015, was as follows:

Fund	Undistributed Long-Term Capital Gains
RS Large Cap Alpha Fund	$739,343

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2015, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Large Cap Alpha Fund	$2,187,926

See the chart below for capital loss carryovers available to the Funds at December 31, 2015.

Fund	Expiring 2016	No Expiration	Total
RS Partners Fund	$—	$30,211,905	$30,211,905
RS Large Cap Alpha Fund	2,187,926	—	2,187,926
RS Investors Fund	—	20,263,394	20,263,394
RS Global Natural Resources Fund	—	251,765,330	251,765,330

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2015, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Partners Fund	$70,622
RS Value Fund	22,210,687
RS Investors Fund	633,878
RS Global Natural Resources Fund	313,815,220

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NOTES TO FINANCIAL STATEMENTS

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at December 31, 2015, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Partners Fund	$927,038,637	$94,567,795	$164,994,832	$(70,427,037)
RS Value Fund	993,447,081	114,124,739	155,741,512	(41,616,773)
RS Large Cap Alpha Fund	538,511,323	96,931,648	115,343,632	(18,411,984)
RS Investors Fund	127,964,496	17,598,451	20,779,950	(3,181,499)
RS Global Natural Resources Fund	3,115,121,452	(1,623,026,895)	5,471,700	(1,628,498,595)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Partners Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,680,910	$50,249,842	2,810,866	$110,768,152
Shares reinvested	548,236	14,780,060	5,187,902	158,698,511
Shares redeemed	(11,146,902)	(331,602,437)	(14,218,177)	(555,849,763)
Shares redeemed in-kind	—	—	(488,995)	(18,493,779)

Net decrease	(8,917,756)	$(266,572,535)	(6,708,404)	$(304,876,879)

Class K
Shares sold	21,144	$608,795	15,389	$574,218
Shares reinvested	3,443	88,285	28,956	846,972
Shares redeemed	(77,456)	(2,151,063)	(25,733)	(970,485)

Net increase/(decrease)	(52,869)	$(1,453,983)	18,612	$450,705

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RS Partners Fund — continued

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class Y
Shares sold	2,735,945	$83,868,637	9,094,773	$364,176,093
Shares reinvested	561,228	15,607,759	5,400,726	169,744,812
Shares redeemed	(12,032,372)	(365,132,229)	(6,990,719)	(268,187,034)
Shares redeemed in-kind	—	—	(2,954,297)	(120,417,164)

Net increase/(decrease)	(8,735,199)	$(265,655,833)	4,550,483	$145,316,707

RS Value Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,073,480	$35,857,688	1,103,767	$39,885,125
Shares reinvested	1,046,900	29,427,912	1,887,416	61,510,889
Shares redeemed	(2,765,923)	(90,521,425)	(8,392,792)	(307,985,878)

Net decrease	(645,543)	$(25,235,825)	(5,401,609)	$(206,589,864)

Class C
Shares sold	90,851	$2,808,303	123,018	$4,178,965
Shares reinvested	77,745	2,059,465	134,867	4,195,715
Shares redeemed	(211,792)	(6,528,701)	(201,030)	(6,817,268)

Net increase/(decrease)	(43,196)	$(1,660,933)	56,855	$1,557,412

Class K
Shares sold	13,006	$421,544	23,691	$816,004
Shares reinvested	11,142	304,174	20,202	643,422
Shares redeemed	(35,158)	(1,130,791)	(22,887)	(804,016)

Net increase/(decrease)	(11,010)	$(405,073)	21,006	$655,410

Class Y
Shares sold	6,882,653	$233,905,065	7,679,823	$284,766,570
Shares reinvested	2,164,017	61,328,227	3,709,703	121,566,973
Shares redeemed	(8,399,041)	(277,968,689)	(5,065,598)	(184,209,375)

Net increase	647,629	$17,264,603	6,323,928	$222,124,168

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Large Cap Alpha Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	502,033	$29,260,812	537,060	$33,077,501
Shares reinvested	1,299,141	65,853,507	1,174,774	69,158,886
Shares redeemed	(1,535,476)	(89,376,524)	(1,546,729)	(95,478,304)

Net increase	265,698	$5,737,795	165,105	$6,758,083

Class C
Shares sold	112,348	$5,826,870	111,336	$6,302,404
Shares reinvested	79,959	3,642,111	65,951	3,537,040
Shares redeemed	(141,696)	(7,429,364)	(127,979)	(7,214,817)

Net increase	50,611	$2,039,617	49,308	$2,624,627

Class K
Shares sold	55,717	$3,256,490	49,267	$3,028,475
Shares reinvested	29,163	1,477,123	30,854	1,813,593
Shares redeemed	(119,606)	(6,947,010)	(86,522)	(5,331,148)

Net decrease	(34,726)	$(2,213,397)	(6,401)	$(489,080)

Class Y
Shares sold	171,574	$9,968,815	485,648	$30,051,607
Shares reinvested	64,471	3,257,077	360,192	21,143,243
Shares redeemed	(2,826,145)	(162,698,066)	(611,075)	(37,628,245)

Net increase/(decrease)	(2,590,100)	$(149,472,174)	234,765	$13,566,605

RS Investors Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	673,186	$8,521,016	6,338,979	$84,556,878
Shares reinvested	—	—	219,270	2,800,086
Shares redeemed	(2,528,587)	(32,229,024)	(4,056,760)	(54,585,238)

Net increase/(decrease)	(1,855,401)	$(23,708,008)	2,501,489	$32,771,726

Class C
Shares sold	373,663	$4,474,238	2,330,793	$29,580,652
Shares reinvested	—	—	93,981	1,136,229
Shares redeemed	(1,113,636)	(13,325,209)	(351,172)	(4,403,748)

Net increase/(decrease)	(739,973)	$(8,850,971)	2,073,602	$26,313,133

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RS Investors Fund — continued

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class K
Shares sold	28,343	$344,132	124,489	$1,599,761
Shares reinvested	—	—	8,005	97,100
Shares redeemed	(46,287)	(560,454)	(14,058)	(180,384)

Net increase/(decrease)	(17,944)	$(216,322)	118,436	$1,516,477

Class Y
Shares sold	1,441,431	$18,637,814	9,436,067	$127,861,592
Shares reinvested	—	—	274,236	3,526,672
Shares redeemed	(5,974,013)	(77,156,944)	(4,245,684)	(56,668,013)

Net increase/(decrease)	(4,532,582)	$(58,519,130)	5,464,619	$74,720,251

RS Global Natural Resources Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	9,749,461	$212,839,602	5,063,915	$171,776,634
Shares reinvested	—	—	2,062,250	50,875,700
Shares redeemed	(13,056,666)	(276,358,841)	(17,950,489)	(587,373,577)

Net decrease	(3,307,205)	$(63,519,239)	(10,824,324)	$(364,721,243)

Class C
Shares sold	379,098	$8,070,142	329,855	$9,827,496
Shares reinvested	—	—	214,059	4,931,928
Shares redeemed	(1,241,815)	(23,907,550)	(1,707,366)	(51,835,094)

Net decrease	(862,717)	$(15,837,408)	(1,163,452)	$(37,075,670)

Class K
Shares sold	120,952	$2,522,564	48,012	$1,556,359
Shares reinvested	—	—	15,389	364,569
Shares redeemed	(94,426)	(1,882,521)	(80,830)	(2,622,201)

Net increase/(decrease)	26,526	$640,043	(17,429)	$(701,273)

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Global Natural Resources Fund — continued

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class Y
Shares sold	43,950,878	$983,130,165	33,782,377	$1,170,853,809
Shares reinvested	—	—	6,508,448	164,868,910
Shares redeemed	(55,270,237)	(1,106,699,709)	(45,673,497)	(1,464,768,106)
Shares redeemed in-kind	(1,879,092)	(44,647,225)	(2,054,233)	(77,376,760)

Net decrease	(13,198,451)	$(168,216,769)	(7,436,905)	$(206,422,147)

b. Shareholder Concentration As of December 31, 2015, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders		Percentage of Net Assets
RS Partners Fund	3		48.94%
RS Value Fund	4		64.60%
RS Large Cap Alpha Fund	1		9.87%
RS Investors Fund	5	*	58.51%
RS Global Natural Resources Fund	2		43.35%
*	One of the shareholders is Guardian Life, who owned 25.91% of net assets.

c. In-Kind Redemptions In certain circumstances, the Funds may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Funds recognize a gain on an in-kind redemption to the extent the values of the distributed securities exceed their costs; the Funds recognize a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from accumulated realized gain (loss) to paid-in capital. During the year ended December 31, 2015, RS Global Natural Resources Fund realized $1,862,076 of net capital gain attributable to in-kind redemptions.

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NOTES TO FINANCIAL STATEMENTS

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2015, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Partners Fund	$553,892,450	$1,164,323,046
RS Value Fund	673,985,938	792,975,453
RS Large Cap Alpha Fund	258,436,752	475,117,969
RS Investors Fund	91,576,364	188,306,929
RS Global Natural Resources Fund*	820,325,979	951,475,286
*	Excludes in-kind redemptions (see Note 4c).

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 6 Temporary Borrowings

Effective August 17, 2015, the Funds, with other funds managed by RS Investments, are parties to a $350 million committed revolving credit facility from State Street Bank and Trust Company and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of

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NOTES TO FINANCIAL STATEMENTS

borrowing. For the period January 1, 2015 through August 16, 2015, the Funds, with other funds managed by RS Investments, were parties to a $400 million committed revolving credit facility from State Street Bank and Trust Company under similar terms. Under the terms of both credit facilities, in addition to the interest charged on any borrowings by a Fund, each Fund pays a commitment fee of 0.11% per annum on its share of the unused portion of the credit facilities.

For the year ended December 31, 2015, the Funds which borrowed under the facilities were as follows:

Fund	Amount Outstanding at 12/31/15	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS Partners Fund	$—	$1,300,000	1	1.46%
RS Investors Fund	—	383,553	7	1.39%
*For	the year ended December 31, 2015, based on the number of days borrowings were outstanding.

Note 7 Sales Transaction

On December 18, 2015, Victory Capital Management Inc. (“Victory Capital”) announced it had agreed to acquire RS Investments. The transaction, which is expected to close by the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and consents, including approvals related to the Funds.

On January 19, 2016, the Board of Trustees of the Trust approved the reorganization of each of the Funds into a corresponding, newly-formed fund within the Victory family of funds (each, an “Acquiring Fund”) (the “Reorganizations”). Victory Capital will serve as the investment adviser to each Acquiring Fund. RS Investments anticipates that, except for RS Investors Fund, each Acquiring Fund will be managed by the same investment management team that currently manages the corresponding Fund (whether at RS Investments or, as applicable, the relevant sub-adviser) and that the investment objective, principal investment strategies and principal risks of each Acquiring Fund will be substantially identical to those of the corresponding Fund. For RS Investors Fund, which currently operates as a “diversified” fund under the Investment Company Act of 1940, RS Investments and Victory Capital are proposing that the corresponding Acquiring Fund adopt a fundamental investment policy allowing it to operate as a “non-diversified” fund. As a non-diversified fund, the Acquiring Fund would be allowed to invest a greater percentage of its assets in fewer issuers than is currently the case for RS Investors Fund.

The Reorganizations are subject to approval by shareholders of the Funds.

Note 8 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS

Note 9 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Partners Fund

RS Value Fund

RS Large Cap Alpha Fund

RS Investors Fund

RS Global Natural Resources Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund (five of the funds constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 22, 2016

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TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2015 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Value Fund	100.00%
RS Large Cap Alpha Fund	83.77%

Dividend Received Deduction:

RS Value Fund	100.00%
RS Large Cap Alpha Fund	100.00%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain Funds hereby designate the following amounts as long-term capital gain distributions for the year ended December 31, 2015:

RS Partners Fund	$31,534,477
RS Value Fund	90,181,719
RS Large Cap Alpha Fund	66,520,986

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Park Avenue Institutional Advisers LLC (“Park Avenue”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to RS Global Natural Resources Fund are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 5, 2015, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Sub-Advisory Agreement for RS Global Natural Resources Fund by and between RS Investments and SailingStone, which was previously approved by the Board on February 13, 2014, and the Investment Advisory Agreement for RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund, which was previously approved by the Board on December 2, 2014, each for an initial two-year term from the date of execution), for the one-year period commencing August 31, 2015. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

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The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and in this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various ongoing enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by Park Avenue and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to Park Avenue for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance and total expense levels.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile and closer to median if the peer group is adjusted for a narrower set of more similar funds. For RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees

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SUPPLEMENTAL INFORMATION (UNAUDITED)

noted that total expenses remain below the top quartile. For RS Low Duration Bond Fund, the Trustees received and requested further analysis from the independent consultant and noted that the decline in assets contributed to an increase in relative expenses and that the tight grouping of this peer group placed the Fund within about 10 basis points of the median level. RS Investments had agreed to a temporary additional expense reduction to improve this Fund’s relative total expenses. For RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees recognized that a directly comparable peer group was not presented, but they were pleased that they had negotiated a further expense limitation with RS Investments. The Trustees noted that RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation keeps the Fund’s total expenses only very slightly into the fourth quartile and that the Fund has enjoyed a very favorable performance record for various periods. The RS Technology Fund’s top quartile management fee is moderated by total expenses below the top quartile of its peer group.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The Trustees noted that the information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same or higher rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, operational, compliance, legal, reporting, and other burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Global Natural Resources Fund, which was ranked in the lowest quartile for the one- and three-year periods and below the median for the longer term, but had shown much improved performance for the year-to-date period; (2) RS Investors Fund, which was ranked in the lowest quartile for the one-year period; (3) RS Partners Fund, which was ranked in the lowest quartile for the one- and five-year periods, and below the median for the other periods; (4) RS Tax-Exempt Fund,

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which was ranked in the lowest quartile for the one-, three- and five-year periods; and (5) RS High Yield VIP Series, which was ranked in the lowest quartile for the one-, three-, five- and ten-year periods. The Trustees agreed to monitor closely the performance of these and the other Funds, taking into consideration the following additional considerations: RS Emerging Markets Fund had shown continued signs of improved performance over more recent periods after its change of portfolio management responsibility. The Independent Trustees accepted management’s explanation that RS Tax-Exempt Fund and RS High Yield VIP Series have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Independent Trustees will continue to closely monitor the other Funds about which the Trustees have concerns about relative performance. The Independent Trustees had taken note of RS Investments’ assurances that the performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that continued improvement for many Funds had been shown. The consensus of the Independent Trustees was that RS Investments has shown a commitment to take steps to improve relative performance and communicate openly with the Independent Trustees about performance challenges.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2014, and for the three months ended March 31, 2015. The Trustees noted that RS Investments has told the Board that it continued to invest in the business to maintain high quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of Park Avenue, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information previously presented by the independent consultant indicating that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and recognized that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also recognized that some of the largest Funds had declined in asset size, tending to reduce the available economies of scale. The Independent Trustees also noted management’s discussion of the substantial resources devoted over recent years to additional portfolio management, compliance and other professionals.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding Park Avenue, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of Park Avenue, the Trustees determined that the services provided by Park Avenue as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by Park Avenue, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2015.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.rsinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	33	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	33	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	33	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	33	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	33	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	33	TriLinc Global Impact Fund, LLC (2012–present)

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	33	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, Blackrock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Chief Financial Officer and Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A

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Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers (continued)
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.

+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.766.3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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One Bush Street, Suite 900 San Francisco, CA 94104	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

WWW.RSINVESTMENTS.COM // 800.766.3863	EB 015096 (12/15)

RS FIXED INCOME FUNDS

Class A, C, K, and Y Shares

RS INVESTMENT QUALITY BOND FUND

RS LOW DURATION BOND FUND

RS HIGH YIELD FUND

RS TAX-EXEMPT FUND

RS HIGH INCOME MUNICIPAL BOND FUND

RS FLOATING RATE FUND

RS STRATEGIC INCOME FUND

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

RS Investments

Alternatives | Fixed Income | Growth | International | Natural Resources | Value

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Alternatives	Growth	RS Emerging Markets Small Cap Fund
RS Focused Opportunity Fund	RS Small Cap Growth Fund*	RS China Fund
RS Focused Growth Opportunity Fund	RS Select Growth Fund
	RS Mid Cap Growth Fund	Natural Resources
Fixed Income	RS Growth Fund	RS Global Natural Resources Fund
RS Investment Quality Bond Fund	RS Technology Fund
RS Low Duration Bond Fund	RS Small Cap Equity Fund*	Value
RS High Yield Fund		RS Partners Fund*
RS Tax-Exempt Fund	International	RS Value Fund
RS High Income Municipal Bond Fund	RS International Fund	RS Large Cap Alpha Fund
RS Floating Rate Fund	RS Global Fund	RS Investors Fund
RS Strategic Income Fund	RS Emerging Markets Fund

*	The Fund is currently offered only to certain investors. Please contact RS Investments for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

Will 2016 mark a new era in our prevailing investment environment? For clues, we might take a closer look at the recent performance of the U.S. equity markets.

The S&P 500® Index managed to eke out positive returns during 2015. However, the seventh year of this bull market was largely a tale of two halves. The first half of the year was marked by positive returns and low relative volatility. But uncertain global economic growth, turbulent commodity markets, a strong dollar, and a less accommodative Federal Reserve policy conspired to make investors more risk averse during the second half.

The tumult continued in the new year as high volatility and steep drawdowns challenged global markets. Oddly enough, we welcome this challenging environment with open arms.

For several years now exceptionally low short-term interest rates provided a tailwind for equities and, in many cases, helped mask the difference between winners and losers. Stocks just seemed to move en masse.

In such an environment it’s easy to see why the majority of domestic active equity managers lagged their relevant benchmarks. Is it any surprise why passive investing has gained popularity?

But as we look ahead, it is quite possible that 2016 will mark a new era: one of lower correlations and higher volatility. We believe that type of environment is better suited for skilled active managers who use a combination of deep fundamental research and well-defined risk protocols to separate from the average of indexing. Where others may be daunted by this change, we are actually energized.

There’s another exciting change on tap for RS Investments in 2016. It was recently announced that Victory Capital Management has agreed to acquire RS Investment Management Co., with an expected closing date later this summer.

Victory Capital, a multi-boutique asset management firm, has a strong track record of bringing on experienced investment teams and providing them with the right infrastructure and environment to maintain their independence and deliver compelling risk-adjusted returns to their clients.

Victory Capital and RS Investments share many complementary attributes, including autonomous investment teams, a commitment to employee ownership and a culture of putting clients first.

With the evolving investment environment and our changing ownership structure, it’s easy to see why we remain excited about the prospects for 2016 and beyond.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with our firm.

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CEO’S LETTER

Please visit www.rsinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

As with all mutual funds, the value of an investment could decline, so you could lose money.

RS Funds are sold by Prospectus only. Before investing in any RS Fund, you should carefully consider the Fund’s investment objectives, risks, and charges and expenses. To obtain a Fund’s Prospectus and Summary Prospectus, which contain this and other important information, please call 800.766.3863 or visit www.rsinvestments.com. The Prospectus and Summary Prospectus should be read carefully before investing or sending money.

RS Funds are distributed by RS Funds Distributor LLC, member: FINRA, SIPC.

©2015 RS Investment Management Co. LLC

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2015. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double-digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund and RS Floating Rate Fund). Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800.766.3863 and is periodically updated on our website: www.rsinvestments.com.

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RS INVESTMENT QUALITY BOND FUND

RS Investment Quality Bond Fund Commentary

Highlights

•

The Barclays U.S. Aggregate Bond Index[1] (the “Index”) delivered positive performance for 2015, a volatile year in which uncertainty over U.S. monetary policy, global economic growth, and commodities prices at times curtailed investor tolerance for risk.

•

RS Investment Quality Bond Fund (the “Fund”) delivered negative performance for the twelve-month period ended December 31, 2015, and it underperformed the Index. The Fund’s corporate debt holdings, especially in high yield, were the primary detractors from relative performance.

Market Overview

After a long period of relative tranquility, the fixed income market moved back toward more historically typical levels of volatility in 2015. Investors grew distinctly more risk averse in the second half of the year, and liquidity was at a premium. Nonetheless, most areas of the U.S. fixed income market ended the year with positive performance.

The first quarter saw investors continuing to seek higher yields, as positive U.S. economic news and accommodative monetary policy sustained appetite for risk despite lingering concerns about depressed oil prices, a strong dollar, and sluggish economic growth overseas. At the start of the year, high yield and investment grade corporate debt outperformed the broader fixed income market.

In the second quarter, investors grew more anxious as the first U.S. Federal Reserve (“Fed”) rate hike in nine years seemed to draw closer. Interest rates moved higher, suppressing returns in certain portions of the fixed income market, while high yield debt and asset-backed securities outperformed.

In the third quarter, investor focus shifted to the global economy as China’s manufacturing slowdown, stock market turmoil, and surprise currency devaluation rattled markets worldwide. The result was a broad sell-off in global equity and commodities markets. High yield bonds declined sharply, especially in commodities-related sectors. Treasurys outperformed amid a flight to quality.

Market volatility continued into a fourth quarter full of mixed messages for investors. In December, the Fed cast a vote of confidence in the advancing U.S. economy with its long-anticipated 25-basis-point increase in the federal funds rate. But at the same time, major economies around the world continued to struggle, and oil and commodity prices plummeted. The 10-year Treasury yield, which had started the year at 2.17% and dropped below 2% in October, edged higher to end the year at 2.27%, and Treasury securities gave back some ground.

In both the fourth quarter and the full year, high yield debt was the weakest performer in fixed income and municipal debt outperformed.

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RS INVESTMENT QUALITY BOND FUND

Performance Update

The Fund (Class A Shares) returned -0.74% for the twelve-month period ended December 31, 2015, underperforming a 0.55% return by the Index.

Portfolio Review

The Fund’s investments in corporate bonds, which are its largest overweight relative to the Index, were the dominant factor in its underperformance relative to the Index. Yield curve positioning also detracted.

In the first half of the year, the Fund’s corporate bond holdings outperformed as investors sought higher yields in riskier assets. The Fund’s relative performance was also assisted by security selection and by underweight exposure to Treasurys.

While the underweight in Treasurys continued to contribute to relative performance throughout the year, the effect of corporate debt on the Fund’s relative performance turned negative in the second half.

Changes to the Fund’s positioning during the year were generally modest and included tactical adjustments aimed at further curtailing exposure to risk and ensuring liquidity. The Fund remained substantially underweight in Treasurys relative to the Index, and it maintained significant exposure to investment grade and high yield corporate debt, where we saw potential for spread tightening created by the recent volatility.

The Fund also retained meaningful exposure to commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), sectors that we believed had become less risky as the economy and the real estate market strengthened. The Fund’s holdings in adjustable-rate non-Agency RMBS, in our view, also may help to protect the Fund against the prospect of rising interest rates.

Outlook

We expect market volatility to persist into 2016, which should continue to put a premium on liquidity. While higher interest rates remain a risk for some sectors of the fixed income market, we believe this is largely priced into the market already given the increases in yields and spreads. Of course, surprises are always possible, and it remains to be seen whether current risk premiums provide enough cushion in an uncertain environment. Despite the many unknowns, we are reassured by the resilience of the U.S. economy, and we will remain on the lookout for opportunities created by volatility. We will continue to focus on investments that we believe have solid credit fundamentals and healthy liquidity, and that we believe have the potential to boost returns without unduly increasing overall risk.

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RS INVESTMENT QUALITY BOND FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS INVESTMENT QUALITY BOND FUND

Characteristics (unaudited)

Total Net Assets: $73,382,067

Sector Allocation As of December 31, 2015

Bond Quality Allocation[2] As of December 31, 2015

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RS INVESTMENT QUALITY BOND FUND

Top Ten Holdings[3] As of December 31, 2015

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	2.500%	5/15/2024	6.54%
U.S. Treasury Notes	1.750%	9/30/2022	3.21%
FNMA — Agency Mortgage-Backed Securities	3.500%	1/14/2046	2.53%
Crown Castle Towers LLC	6.113%	1/15/2040	2.23%
Verizon Communications, Inc.	6.550%	9/15/2043	1.86%
Fairway Outdoor Funding LLC	4.212%	10/15/2042	1.86%
DDR Corp.	4.750%	4/15/2018	1.43%
Anadarko Petroleum Corp.	5.950%	9/15/2016	1.40%
General Motors Financial Co., Inc.	2.625%	7/10/2017	1.37%
U.S. Treasury Bond	3.000%	11/15/2044	1.36%
Total			23.79%

1	The Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2015.
2	The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s, and Fitch. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, Park Avenue Institutional Advisers LLC (“PAIA”) develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS INVESTMENT QUALITY BOND FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93) without sales charge	-0.74%	1.05%	3.14%	4.28%	5.03%
with maximum sales charge	-4.50%	-0.24%	2.36%	3.89%	4.85%
Class C Shares (8/7/00) without sales charge	-1.70%	0.19%	2.33%	3.47%	4.13%
with sales charge	-2.65%	0.19%	2.33%	3.47%	4.13%
Class K Shares (5/15/01)	-1.24%	0.65%	2.73%	3.87%	4.24%
Class Y Shares (5/12/09)	-0.73%	1.22%	3.33%	—	4.76%
Barclays U.S Aggregate Bond Index[1]	0.55%	1.44%	3.25%	4.52%	5.61%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Investment Quality Bond Fund and in the Barclays U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares, and upon the inception of Class Y shares (5/12/09) would have the following values as of December 31, 2015: $14,071 (Class C), $14,616 (Class K), and $13,618 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Investment Quality Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS LOW DURATION BOND FUND

RS Low Duration Bond Fund Commentary

Highlights

•	Despite interest rate uncertainty and fixed income market volatility, the Barclays U.S. Government 1-3 Year Bond Index[1] (the “Index”) ended 2015 with a modest gain.

•

RS Low Duration Bond Fund (the “Fund”) delivered a positive return but underperformed the Index, which is its benchmark, due primarily to yield curve positioning early in the year. The Fund’s corporate bond holdings, which are not in the Index, were the largest contributor to relative performance for 2015.

Market Overview

After a long period of relative tranquility, the fixed income market moved back toward more historically typical levels of volatility in 2015. Investors grew distinctly more risk averse in the second half of the year, and liquidity was at a premium. Nonetheless, most areas of the U.S. fixed income market ended the year with positive performance.

The first quarter saw investors continuing to seek higher yields, as positive U.S. economic news and accommodative monetary policy sustained appetite for risk despite lingering concerns about depressed oil prices, a strong dollar, and sluggish economic growth overseas. At the start of the year, high yield and investment grade corporate debt outperformed the broader fixed income market.

In the second quarter, investors grew more anxious as the first U.S. Federal Reserve (“Fed”) rate hike in nine years seemed to draw closer. Interest rates moved higher, suppressing returns in certain portions of the fixed income market, while high yield debt and asset-backed securities outperformed.

In the third quarter, investor focus shifted to the global economy as China’s manufacturing slowdown, stock market turmoil, and surprise currency devaluation rattled markets worldwide. The result was a broad sell-off in global equity and commodities markets. High yield bonds declined sharply, especially in commodities-related sectors. Treasurys outperformed amid a flight to quality.

Market volatility continued into a fourth quarter full of mixed messages for investors. In December, the Fed cast a vote of confidence in the advancing U.S. economy with its long-anticipated 25-basis-point increase in the federal funds rate. But at the same time, major economies around the world continued to struggle, and oil and commodity prices plummeted. The 10-year Treasury yield, which had started the year at 2.17% and dropped below 2% in October, edged higher to end the year at 2.27%, and Treasury securities gave back some ground.

In both the fourth quarter and the full year, high yield debt was the weakest performer in fixed income and municipal debt outperformed.

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RS LOW DURATION BOND FUND

Performance Update

The Fund (Class A Shares) returned 0.52% for the twelve-month period ended December 31, 2015, underperforming a 0.57% Index return.

Portfolio Review

The Fund outperformed the Index in the first half of 2015, due almost entirely to holdings in sectors that fall outside of the Index. These included corporate bonds, the Fund’s largest sector weighting. Mortgage-backed securities contributed to relative performance in the first half of the year, while the Fund’s yield curve positioning was a slight detractor.

The second half of the year was more challenging for the Fund’s more credit-sensitive investments. Corporate bond holdings detracted from performance relative to the Index in the fourth quarter, as did yield curve positioning.

Non-Agency adjustable-rate mortgages, which are outside the Index, were an important positive contributor in the fourth quarter and for the year. Commercial mortgage-backed securities (“CMBS”) also contributed to relative performance for the year.

Changes to the Fund’s positioning during the year were generally modest and included tactical adjustments aimed at further curtailing exposure to risk and ensuring liquidity. While we added modestly to our Treasury holdings, the Fund remained substantially underweight in Treasurys relative to the Index.

We maintained significant exposure to investment grade and high yield corporate debt, where we saw potential for spread tightening created by the recent volatility. Despite some reductions in the third quarter, the Fund also still held meaningful exposure to CMBS and residential mortgage-backed securities (“RMBS”), sectors that we believed had become less risky as the economy and the real estate market strengthened. The Fund’s holdings in adjustable-rate non-Agency RMBS, in our view, also may help to protect the Fund against the prospect of rising interest rates. In the second half of the year, we increased the Fund’s allocation to asset-backed securities (“ABS”), buying some AAA-rated ABS that were generally regarded as conservative and liquid investments.

Outlook

We expect market volatility to persist into 2016, which should continue to put a premium on liquidity. While higher interest rates remain a risk for some sectors of the fixed income market, we believe this is largely priced into the market already given the increases in yields and spreads. Of course, surprises are always possible, and it remains to be seen whether current risk premiums provide enough cushion in an uncertain environment. Despite the many unknowns, we are reassured by the resilience

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RS LOW DURATION BOND FUND

of the U.S. economy, and we will remain on the lookout for opportunities created by volatility. We will continue to focus on investments that we believe have solid credit fundamentals and healthy liquidity, and that we believe have the potential to boost returns without unduly increasing overall risk.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS LOW DURATION BOND FUND

Characteristics (unaudited)

Total Net Assets: $839,439,628

Sector Allocation As of December 31, 2015

Bond Quality Allocation[2] As of December 31, 2015

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RS LOW DURATION BOND FUND

Top Ten Holdings[3] As of December 31, 2015

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
FNMA — Agency Mortgage-Backed Securities	5.000%	10/1/2041	1.93%
SBA Tower Trust	2.240%	4/15/2043	1.52%
FNMA — Agency Mortgage-Backed Securities	5.000%	2/1/2041	1.50%
JPMorgan Chase Commercial Mortgage Securities Trust	5.440%	6/12/2047	1.34%
Avis Budget Rental Car Funding AESOP LLC	1.920%	9/20/2019	1.24%
Bear Stearns Commercial Mortgage Securities Trust	5.568%	10/12/2041	1.13%
Fresenius SE & Co. KGaA	2.422%	8/7/2019	1.04%
CNOOC Nexen Finance 2014 ULC	1.625%	4/30/2017	1.01%
Morgan Stanley Bank of America Merrill Lynch Trust	1.689%	12/15/2048	1.00%
Ally Master Owner Trust	0.781%	2/15/2018	0.96%
Total			12.67%

1	The Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. government bonds with maturities between one and three years. The Barclays U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2015.
2	The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s, and Fitch. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, PAIA develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS LOW DURATION BOND FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (7/30/03)
without sales charge	0.52%	0.40%	1.18%	2.86%	2.60%
with maximum sales charge	-1.73%	-0.37%	0.72%	2.63%	2.41%
Class C Shares (7/30/03)
without sales charge	-0.20%	-0.35%	0.43%	2.09%	1.83%
with sales charge	-1.19%	-0.35%	0.43%	2.09%	1.83%
Class K Shares (7/30/03)	0.12%	-0.02%	0.77%	2.44%	2.18%
Class Y Shares (5/12/09)	0.74%	0.64%	1.41%	—	2.30%
Barclays U.S. Government 1-3 Year Bond Index[1]	0.57%	0.53%	0.73%	2.51%	2.32%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Low Duration Bond Fund and in the Barclays U.S. Government 1-3 Year Bond Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (5/12/09) would have the following values as of December 31, 2015: $12,299 (Class C), $12,730 (Class K) and $11,630 (Class Y). While Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS HIGH YIELD FUND

RS High Yield Fund Commentary

Highlights

•

The Barclays U.S. Corporate High-Yield Bond Index[1] (the “Index”) delivered a negative return in 2015, only its sixth annual loss since its 1984 inception. This decline was largely due to a sell-off in energy, mining, and commodities-related sectors.

•

RS High Yield Fund (the “Fund”) had negative performance for the twelve-month period ended December 31, 2015, while also underperforming the Index, which is its benchmark. The Fund’s underperformance relative to the Index was primarily due to security selection, especially in the challenged energy sector. The Fund’s lack of exposure to metals & mining was the largest positive contributor to relative performance.

Market Overview

After a long period of relative tranquility, the fixed income market moved back toward more historically typical levels of volatility in 2015. Investors grew distinctly more risk averse in the second half of the year, and liquidity was at a premium. Nonetheless, most areas of the U.S. fixed income market ended the year with positive performance.

The first quarter saw investors continuing to seek higher yields, as positive U.S. economic news and accommodative monetary policy sustained appetite for risk despite lingering concerns about depressed oil prices, a strong dollar, and sluggish economic growth overseas. At the start of the year, high yield and investment grade corporate debt outperformed the broader fixed income market.

In the second quarter, investors grew more anxious as the first U.S. Federal Reserve (“Fed”) rate hike in nine years seemed to draw closer. Interest rates moved higher, suppressing returns in certain portions of the fixed income market, while high yield debt and asset-backed securities outperformed.

In the third quarter, investor focus shifted to the global economy as China’s manufacturing slowdown, stock market turmoil, and surprise currency devaluation rattled markets worldwide. The result was a broad sell-off in global equity and commodities markets. High yield bonds declined sharply, especially in commodities-related sectors. Treasurys outperformed amid a flight to quality.

Market volatility continued into a fourth quarter full of mixed messages for investors. In December, the Fed cast a vote of confidence in the advancing U.S. economy with its long-anticipated 25-basis-point increase in the federal funds rate. But at the same time, major economies around the world continued to struggle, and oil and commodity prices plummeted. The 10-year Treasury yield, which had started the year at 2.17% and dropped below 2% in October, edged higher to end the year at 2.27%, and Treasury securities gave back some ground.

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RS HIGH YIELD FUND

In both the fourth quarter and the full year, high yield debt was the weakest performer in fixed income and municipal debt outperformed.

Performance Update

The Fund (Class A Shares) returned -4.51% for the twelve-month period ended December 31, 2015, underperforming a
-4.47% return by the Index.

Portfolio Review

In a challenging year for the high yield market, the Fund’s relative performance was particularly hindered by holdings in the energy sector. The Fund’s lack of exposure to metals & mining, another weak area of the high yield market, helped relative performance. Relative performance was also aided by investments in more consumer-driven sectors, such as media & entertainment and retailing.

Throughout the year, we maintained exposure to floating rate loans, which are outside the Index. Floating rate loans provide credit seniority along with potential protection against rising interest rates, and our holdings in this area contributed positively to relative performance. In the fourth quarter, we modestly reduced both exposure to floating rate loans and the total number of investments in the Fund.

Outlook

We expect market volatility to persist into 2016, which should continue to put a premium on liquidity. While higher interest rates remain a risk for some sectors of the fixed income market, we believe this is largely priced into the market already given the increases in yields and spreads. Of course, surprises are always possible, and it remains to be seen whether current risk premiums provide enough cushion in an uncertain environment. Despite the many unknowns, we are reassured by the resilience of the U.S. economy, and we will remain on the lookout for opportunities created by volatility. We will continue to focus on investments that we believe have solid credit fundamentals and healthy liquidity, and that we believe have the potential to boost returns without unduly increasing overall risk.

For high yield investors specifically, we believe 2016 will present both risk and opportunity. The 12-month default rate in high yield ended 2015 at 2.62%, up 100 basis points during the year. Issuers in the energy and mining sectors were responsible for more than 70% of the default volume. Defaults remained below average outside of the oil & gas and commodity sectors.

Outside of those sectors, we believe U.S. high yield provides investors with an opportunity to work around the weakness in global and emerging markets, since the substantial majority of bond issuers are engaged in U.S.-centric industries and markets. We are looking for opportunities created by recent volatility and by merger and

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RS HIGH YIELD FUND

acquisition activity, focusing on more defensive, acyclical companies that cater to consumers. While we believe that healthy economic growth will provide a positive backdrop, we expect that high yield performance will continue to depend on being on the right side of commodity price volatility and on maintaining our investment discipline.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS HIGH YIELD FUND

Characteristics (unaudited)

Total Net Assets: $72,834,695

Bond Quality Allocation[2] As of December 31, 2015

Top Ten Holdings[3] As of December 31, 2015
Holding	Coupon Rate	Maturity Date	% of Total Net Assets
Connolly Corp.	8.000%	5/14/2022	2.03%
USI, Inc.	4.250%	12/27/2019	1.95%
Calumet Specialty Products Partners LP	7.625%	1/15/2022	1.81%
The Neiman Marcus Group, Inc.	4.250%	10/25/2020	1.79%
Phillips-Medisize Corp.	8.250%	6/16/2022	1.74%
Calpine Corp.	5.875%	1/15/2024	1.69%
Golden Nugget Escrow, Inc.	8.500%	12/1/2021	1.66%
AMC Networks, Inc.	4.750%	12/15/2022	1.65%
Tenet Healthcare Corp.	8.125%	4/1/2022	1.64%
William Morris Endeavor Entertainment LLC	8.250%	5/1/2022	1.61%
Total			17.57%

1	The Barclays U.S. Corporate High-Yield Bond Index is generally considered to be representative of the investable universe of the U.S.-dominated high yield debt market. The Barclays U.S. Corporate High-Yield Bond Index is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2015.
2	The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s, and Fitch. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, PAIA develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS HIGH YIELD FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (9/1/98)
without sales charge	-4.51%	0.39%	3.90%	5.34%	5.22%
with maximum sales charge	-8.04%	-0.87%	3.11%	4.93%	4.99%
Class C Shares (8/7/00)
without sales charge	-5.16%	-0.36%	3.12%	4.56%	4.54%
with sales charge	-6.06%	-0.36%	3.12%	4.56%	4.54%
Class K Shares (5/15/01)	-4.82%	0.04%	3.51%	4.94%	5.42%
Class Y Shares (5/12/09)	-4.34%	0.61%	4.11%	—	8.13%
Barclays U.S. Corporate High-Yield Bond Index[1]	-4.47%	1.69%	5.04%	6.96%	6.48%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS High Yield Fund and in the Barclays U.S. Corporate High-Yield Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (5/12/09) would have the following values as of December 31, 2015: $15,612 (Class C), $16,191 (Class K) and $16,806 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian High Yield Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS TAX-EXEMPT FUND

RS Tax-Exempt Fund Commentary

Highlights

•

Municipal bonds were among the strongest performing assets in the increasingly volatile U.S. fixed income market in 2015. Attractive pricing and improving state and local revenues helped investors to take a less risk-averse approach in municipals than in some other fixed income sectors.

•

RS Tax-Exempt Fund (the “Fund”) delivered solid positive performance for the twelve-month period ended December 31, 2015, but underperformed its benchmark, the Barclays Municipal Bond Index[1] (the “Index”). The Fund’s underperformance of the Index was due to a number of modest detractions by sector positioning and credit selection, rather than any dominant factor or theme. Yield curve positioning was the largest contributor to performance relative to the Index.

Market Overview

After a long period of relative tranquility, the fixed income market moved back toward more historically typical levels of volatility in 2015. Investors grew distinctly more risk averse in the second half of the year, and liquidity was at a premium. Nonetheless, most areas of the U.S. fixed income market ended the year with positive performance.

The first quarter saw investors continuing to seek higher yields, as positive U.S. economic news and accommodative monetary policy sustained appetite for risk despite lingering concerns about depressed oil prices, a strong dollar, and sluggish economic growth overseas. At the start of the year, high yield and investment grade corporate debt outperformed the broader fixed income market.

In the second quarter, investors grew more anxious as the first Federal Reserve (“Fed”) rate hike in nine years seemed to draw closer. Interest rates moved higher, suppressing returns in portions of the market. High yield debt and asset-backed securities outperformed.

In the third quarter, investor focus shifted to the global economy as China’s manufacturing slowdown, stock market turmoil, and surprise currency devaluation rattled markets worldwide. The result was a broad sell-off in global equity and commodities markets. High yield bonds declined sharply, especially in commodities-related sectors. Treasurys outperformed amid a flight to quality.

Market volatility continued into a fourth quarter full of mixed messages for investors. In December, the Fed cast a vote of confidence in the advancing U.S. economy with its long-anticipated 25-basis-point increase in the federal funds rate. But at the same time, major economies around the world continued to struggle, and oil and commodity prices plummeted. The 10-year Treasury yield, which had started the year at 2.17% and dropped below 2% in October, edged higher to end the year at 2.27%, and Treasury securities gave back some ground.

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RS TAX-EXEMPT FUND

In both the fourth quarter and the full year, high yield debt was the weakest performer in fixed income, and municipal debt outperformed.

Performance Update

The Fund (Class A Shares) returned 2.76% for the twelve-month period ended December 31, 2015, compared with an Index return of 3.30%.

Portfolio Review

The Fund’s small allocation to unrated bonds detracted from performance relative to the Index, as did special tax and healthcare bonds.

In general, we have favored investments that we believed would maintain liquidity in a more challenging market, and our portfolio had a lower duration than the Index. Duration is a measure of a security’s sensitivity to changes in interest rates. This defensive yield curve positioning was the largest contributor to the Fund’s performance relative to the Index. The transportation and leasing sectors also contributed.

Throughout the year, we sought to hold bonds that we believed were likely candidates for pre-refunding, which is a form of refinancing that increases a bond’s credit rating and market value. This strategy succeeded, as pre-refundings that occurred among our holdings benefited performance.

Changes to sector allocations during the year were generally modest and reflected an emphasis on timely, tactical decisions to buy bonds that we viewed as undervalued and sell them promptly when their value increased. We also sought to take advantage of strong demand in states with high tax rates by selling in the secondary market, where prices were higher, and buying new issues that were less expensive.

We continued to base investment decisions on our analysis of the credit fundamentals of each issuer, as well as on each bond’s specific coupon structure and yield considerations. We looked for strong revenue that flowed directly to the issuer, and we continually monitored the cash flows of our holdings.

Outlook

We expect market volatility to persist into 2016, which should continue to put a premium on liquidity. While higher interest rates remain a risk for some sectors of the fixed income market, we believe this is largely priced into the market already given the increases in yields and spreads. Of course, surprises are always possible, and it remains to be seen whether current risk premiums provide enough cushion in an uncertain environment. Despite the many unknowns, we are reassured by the resilience of the U.S. economy, and we will remain on the lookout for opportunities created by volatility. We will continue to focus on investments that we believe have solid credit

22	www.rsinvestments.com

RS TAX-EXEMPT FUND

fundamentals and healthy liquidity, and that we believe have the potential to boost returns without unduly increasing overall risk.

We expect that reduced new issuance in 2016 will help support prices in the municipal market. In addition to this technical advantage, we believe that municipal debt continues to play a valuable role for investors because it is tax advantaged and minimally affected by events outside the United States. We continue to monitor the tax reform issues that are a perennial topic of concern for municipal investors, but in light of the 2016 elections we believe there is likely to be little change in tax rates or policies before 2017.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities.

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RS TAX-EXEMPT FUND

Characteristics (unaudited)

Total Net Assets: $185,717,261

Sector Allocation As of December 31, 2015

Revenue Bond Allocation As of December 31, 2015	% of Total Net Assets	% Index
Special Tax	4.6%	9.7%
Housing	1.8%	1.2%
Education	8.5%	7.0%
Water and Sewer	6.5%	8.5%
Transportation	22.4%	15.8%
Power	4.4%	5.7%
Leasing	7.4%	6.5%
Resource Recovery	0.0%	0.2%
Hospital / Nursing Home / Health Care	10.0%	8.3%
Industrial Revenue	3.1%	3.1%
Other	2.3%	0.0%

Revenue Total	71.0%	66.0%
Total Insured Bonds	5.6%	11.9%

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RS TAX-EXEMPT FUND

Bond Quality Allocation[2] As of December 31, 2015

Top Ten Holdings[3] As of December 31, 2015

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
Tex. Private Activity Bd. Surface Transn. Corp. Rev.	6.875%	12/31/2039	2.01%
Illinois St. G.O.	5.000%	1/1/2019	1.93%
California Golden St. Tobacco Securitization Corp.	5.000%	6/1/2040	1.85%
New Jersey St. Economic Dev. Auth. Rev.	5.250%	6/15/2032	1.73%
Orange County FLA Hlth. Facs. Auth. Rev.	5.000%	8/1/2040	1.73%
Metropolitan Trans. Auth. NY Rev.	5.000%	11/15/2034	1.58%
Richland WA Elec. Utility Rev.	5.000%	11/1/2041	1.45%
Chicago IL Transitional Auth. Sales Tax Receipts Rev.	5.000%	12/1/2044	1.43%
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev.	6.000%	1/1/2025	1.37%
Virginia St. Res. Auth. Infrastructure Rev.	5.000%	11/1/2038	1.33%
Total			16.41%
1	The Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2015.
2	The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s, and Fitch. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, PAIA develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS TAX-EXEMPT FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	2.76%	2.02%	4.81%	4.26%	4.79%
with maximum sales charge	-1.08%	0.74%	4.00%	3.86%	4.62%
Class C Shares (8/7/00)
without sales charge	2.04%	1.24%	3.97%	3.45%	4.16%
with sales charge	1.06%	1.24%	3.97%	3.45%	4.16%
Class Y Shares (5/12/09)	2.87%	2.13%	4.91%	—	4.66%
Barclays Municipal Bond Index[1]	3.30%	3.16%	5.35%	4.72%	5.46%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Tax-Exempt Fund and in the Barclays Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the maximum sales charge of 3.75%. A hypothetical $10,000 investment made 10 years ago in Class C shares and upon the inception of Class Y shares (5/12/09) would have the following values as of December 31, 2015: $14,042 (Class C) and $13,534 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Tax-Exempt Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

26	www.rsinvestments.com

RS HIGH INCOME MUNICIPAL BOND FUND

RS High Income Municipal Bond Fund Commentary

Highlights

•

Municipal bonds were among the strongest performing assets in the increasingly volatile U.S. fixed income market in 2015. Attractive pricing and improving state and local revenues helped investors to take a less risk-averse approach in municipals than in some other fixed income sectors.

•

RS High Income Municipal Bond Fund (the “Fund”) had a solid positive return for the twelve-month period ended December 31, 2015, and it outperformed its primary benchmark, the Barclays Municipal Bond Index[1] (the “Index”). Security selection, sector allocation, and yield curve positioning all helped the Fund outperform the Index. The Fund also outperformed its secondary benchmark, the Barclays High Yield Municipal Bond Index.[2]

Market Overview

After a long period of relative tranquility, the fixed income market moved back toward more historically typical levels of volatility in 2015. Investors grew distinctly more risk averse in the second half of the year, and liquidity was at a premium. Nonetheless, most areas of the U.S. fixed income market ended the year with positive performance.

The first quarter saw investors continuing to seek higher yields, as positive U.S. economic news and accommodative monetary policy sustained appetite for risk despite lingering concerns about depressed oil prices, a strong dollar, and sluggish economic growth overseas. At the start of the year, high yield and investment grade corporate debt outperformed the broader fixed income market.

In the second quarter, investors grew more anxious as the first U.S. Federal Reserve (“Fed”) rate hike in nine years seemed to draw closer. Interest rates moved higher, suppressing returns in certain portions of the fixed income market, while high yield debt and asset-backed securities outperformed.

In the third quarter, investor focus shifted to the global economy as China’s manufacturing slowdown, stock market turmoil, and surprise currency devaluation rattled markets worldwide. The result was a broad sell-off in global equity and commodities markets. High yield bonds declined sharply, especially in commodities-related sectors. Treasurys outperformed amid a flight to quality.

Market volatility continued into a fourth quarter full of mixed messages for investors. In December, the Fed cast a vote of confidence in the advancing U.S. economy with its long-anticipated 25-basis-point increase in the federal funds rate. But at the same time, major economies around the world continued to struggle, and oil and commodity prices plummeted. The 10-year Treasury yield, which had started the year at 2.17% and

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RS HIGH INCOME MUNICIPAL BOND FUND

dropped below 2% in October, edged higher to end the year at 2.27%, and Treasury securities gave back some ground.

In both the fourth quarter and the full year, high yield debt was the weakest performer in fixed income and municipal debt outperformed.

Performance Update

The Fund (Class A Shares) returned 4.51% for the twelve-month period ended December 31, 2015, compared with an Index return of 3.30%. The Fund’s secondary benchmark, the Barclays High Yield Municipal Bond Index, which has a lower credit-rating profile than the Fund, returned 1.81%.

Portfolio Review

Consistent with its higher-income orientation, the Fund was overweight relative to the Index in BBB-rated bonds. This positioning was the largest contributor to performance relative to the Index. Transportation and health care bonds also contributed, while local general obligation bonds were the largest detractors from relative performance.

Throughout the year, we sought to hold bonds that we believed were likely candidates for pre-refunding, which is a form of refinancing that increases a bond’s credit rating and market value. This strategy succeeded, as pre-refundings that occurred among our holdings benefited performance.

Changes to sector allocations during the year were generally modest and reflected an emphasis on timely, tactical decisions to buy bonds that we viewed as undervalued and sell them promptly when their value increased. We also sought to take advantage of strong demand in states with high tax rates by selling in the secondary market, where prices were higher, and buying new issues that were less expensive.

We continued to base investment decisions on our analysis of the credit fundamentals of each issuer, as well as on each bond’s specific coupon structure and yield considerations. We looked for strong revenue that flowed directly to the issuer, and we continually monitored the cash flows of our holdings.

Outlook

We expect market volatility to persist into 2016, which should continue to put a premium on liquidity. While higher interest rates remain a risk for some sectors of the fixed income market, we believe this is largely priced into the market already given the increases in yields and spreads. Of course, surprises are always possible, and it remains to be seen whether current risk premiums provide enough cushion in an uncertain environment. Despite the many unknowns, we are reassured by the resilience of the U.S. economy, and we will remain on the lookout for opportunities created by

28	www.rsinvestments.com

RS HIGH INCOME MUNICIPAL BOND FUND

volatility. We will continue to focus on investments that we believe have solid credit fundamentals and healthy liquidity, and that we believe have the potential to boost returns without unduly increasing overall risk.

We expect that reduced new issuance in 2016 will help support prices in the municipal market. In addition to this technical advantage, we believe that municipal debt continues to play a valuable role for investors because it is tax advantaged and minimally affected by events outside the United States. We continue to monitor the tax reform issues that are a perennial topic of concern for municipal investors, but in light of the 2016 elections we believe there is likely to be little change in tax rates or policies before 2017.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS HIGH INCOME MUNICIPAL BOND FUND

Characteristics (unaudited)

Total Net Assets: $127,699,130

Sector Allocation As of December 31, 2015

Revenue Bond Allocation As of December 31, 2015	% of Total Net Assets	% Index
Special Tax	10.0%	9.7%
Housing	0.8%	1.2%
Education	10.7%	7.0%
Water and Sewer	0.0%	8.5%
Transportation	22.1%	15.8%
Power	0.0%	5.7%
Leasing	6.5%	6.5%
Resource Recovery	0.0%	0.2%
Hospital / Nursing Home / Health Care	20.8%	8.3%
Industrial Revenue	6.8%	3.1%
Other	0.8%	0.0%

Revenue Total	78.5%	66.0%
Total Insured Bonds	0.0%	11.9%

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RS HIGH INCOME MUNICIPAL BOND FUND

Bond Quality Allocation[3] As of December 31, 2015

Top Ten Holdings[4] As of December 31, 2015

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
Tex. Private Activity Bd. Surface Transn. Corp.	7.000%	6/30/2040	2.95%
Tex. St. Trans. Commn. Turnpike Sys. Rev.	5.000%	8/15/2042	2.61%
Metropolitan Pier & Exposition Auth. IL Dedicated St. Tax Rev.	5.000%	6/15/2050	2.46%
Colorado St. Hlth. Facs. Auth. Rev.	5.000%	5/15/2040	2.20%
District of Columbia Rev.	6.875%	7/1/2020	1.95%
Tex. Private Activity Bd. Surface Transn. Corp.	7.500%	6/30/2033	1.93%
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev.	6.125%	5/1/2039	1.82%
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev.	6.125%	5/1/2040	1.80%
Colorado Regl. Trans. Dist. Private Activity Rev.	6.000%	1/15/2034	1.76%
New Jersey Economic Dev. Auth. Rev.	5.875%	6/1/2042	1.74%
Total			21.22%

1	The Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2015.
2	The Barclays High Yield Municipal Bond Index is generally considered to be representative of the investable universe of the U.S high-yield municipal debt market. The Barclays High Yield Municipal Bond Index is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2015.
3	The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s, and Fitch. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, PAIA develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS HIGH INCOME MUNICIPAL BOND FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	4.51%	3.30%	6.31%	—	6.05%
with maximum sales charge	0.61%	1.98%	5.50%	—	5.38%
Class C Shares (12/31/09)
without sales charge	3.71%	2.50%	5.51%	—	5.35%
with sales charge	2.71%	2.50%	5.51%	—	5.35%
Class Y Shares (12/31/09)	4.75%	3.53%	6.55%	—	6.25%
Barclays Municipal Bond Index[1]	3.30%	3.16%	5.35%	—	4.85%
Barclays High Yield Municipal Bond Index[2]	1.81%	3.08%	7.17%	—	7.27%

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS High Income Municipal Bond Fund, the Barclays Municipal Bond Index, and the Barclays High Yield Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares and Class Y shares would have the following values as of December 31, 2015: $13,675 (Class C) and $14,389 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS FLOATING RATE FUND

RS Floating Rate Fund Commentary

Highlights

•

The leveraged loan market, as measured by the S&P/LSTA U.S. Leveraged Loan Index[1] (the “Index”), delivered a negative return in 2015 as interest rates remained low and investors grew increasingly risk-averse.

•

RS Floating Rate Fund (the “Fund”) had negative performance in 2015 and underperformed the Index, which is its benchmark. The Fund’s high yield bond and energy holdings were the primary sources of the underperformance. The Fund’s loan holdings contributed to relative performance.

Market Overview

After a long period of relative tranquility, the fixed income market moved back toward more historically typical levels of volatility in 2015. Investors grew distinctly more risk averse in the second half of the year, and liquidity was at a premium. Nonetheless, most areas of the U.S. fixed income market ended the year with positive performance.

The first quarter saw investors continuing to seek higher yields, as positive U.S. economic news and accommodative monetary policy sustained appetite for risk despite lingering concerns about depressed oil prices, a strong dollar, and sluggish economic growth overseas. At the start of the year, high yield and investment grade corporate debt outperformed the broader fixed income market.

In the second quarter, investors grew more anxious as the first U.S. Federal Reserve (“Fed”) rate hike in nine years seemed to draw closer. Interest rates moved higher, suppressing returns in certain portions of the fixed income market, while high yield debt and asset-backed securities outperformed.

In the third quarter, investor focus shifted to the global economy as China’s manufacturing slowdown, stock market turmoil, and surprise currency devaluation rattled markets worldwide. The result was a broad sell-off in global equity and commodities markets. High yield bonds declined sharply, especially in commodities-related sectors. Treasurys outperformed amid a flight to quality.

Market volatility continued into a fourth quarter full of mixed messages for investors. In December, the Fed cast a vote of confidence in the advancing U.S. economy with its long-anticipated 25-basis-point increase in the federal funds rate. But at the same time, major economies around the world continued to struggle, and oil and commodity prices plummeted. The 10-year Treasury yield, which had started the year at 2.17% and dropped below 2% in October, edged higher to end the year at 2.27%, and Treasury securities gave back some ground.

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RS FLOATING RATE FUND

In both the fourth quarter and the full year, high yield debt was the weakest performer in fixed income and municipal debt outperformed.

For the year overall, leveraged loan mutual funds experienced $24.6 billion in outflows. The adverse impact of fund outflows was partially offset by the ongoing surge in collateralized loan obligations (“CLOs”), securities that package loans together and offer them to long-term investors in tranches. CLO issuance totaled $97.3 billion in 2015, the second-highest volume in history.

Performance Update

The Fund (Class A Shares) returned -3.03% for the twelve-month period ended December 31, 2015, compared with -0.69% for the Index.

Portfolio Review

In the first half of the year, the Fund’s holdings in high yield bonds, which are not included in the Index, contributed positively to relative performance, while energy-related holdings detracted from relative performance. We reduced the Fund’s energy exposure during the first half of the year by opportunistically selling select investments that did not earn our fullest confidence.

As the search for yield in the first half of 2015 transitioned to a flight to quality in the second half, the ensuing sell-off took a toll on the Fund’s high yield bond holdings and on its relative performance for the year. The Fund’s remaining investments in the energy sector were a particular source of underperformance as oil prices continued to decline, and we were unwilling to sell remaining energy holdings at prices that we viewed as irrationally low. The Fund was underweight relative to the Index in utilities, metals & mining, and loans rated below CCC-. This positioning contributed to performance relative to the Index.

Outlook

Despite recent challenges, we believe that fundamentals for the leveraged loan market and for our holdings remain generally sound. We also believe that floating rate loans, whose rates typically reset in tandem with the market, could be particularly attractive given the likelihood of additional Fed rate increases. In our view, valuations are also attractive, which we believe is creating many opportunities for the Fund. Although CLO issuance is expected to be lower in 2016, we believe it will be sufficient to continue benefiting the loan market. CLOs are generally considered buy-and-hold investments with 10- to 12-year lives, which may serve to dampen price volatility.

We expect market volatility to persist into 2016, which should continue to put a premium on liquidity. While higher interest rates remain a risk for some sectors of the fixed income market, we believe this is largely priced into the market already given the

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RS FLOATING RATE FUND

increases in yields and spreads. Of course, surprises are always possible, and it remains to be seen whether current risk premiums provide enough cushion in an uncertain environment. Despite the many unknowns, we are reassured by the resilience of the U.S. economy, and we will remain on the lookout for opportunities created by volatility. We will continue to focus on investments that we believe have solid credit fundamentals and healthy liquidity, and that we believe have the potential to boost returns without unduly increasing overall risk.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS FLOATING RATE FUND

Characteristics (unaudited)

Total Net Assets: $1,100,347,334

Sector Allocation As of December 31, 2015

Top Ten Holdings[2] As of December 31, 2015

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
Communications Sales & Leasing, Inc.	5.000%	10/24/2022	2.08%
The Neiman Marcus Group, Inc.	4.250%	10/25/2020	1.64%
PetSmart, Inc.	4.250%	3/11/2022	1.58%
DPx Holdings B.V.	4.250%	3/11/2021	1.55%
Kindred Healthcare, Inc.	4.250%	4/9/2021	1.54%
Connolly Corp.	4.500%	5/14/2021	1.52%
Rexnord LLC	4.000%	8/21/2020	1.45%
USI, Inc.	4.250%	12/27/2019	1.44%
Generac Power Systems, Inc.	3.500%	5/31/2020	1.37%
Immucor, Inc.	5.000%	8/17/2018	1.33%
Total			15.50%

1	The S&P/LSTA (Loan Syndications and Trading Association) U.S. Leveraged Loan Index covers more than 1,100 loan facilities and reflects the market-value-weighted performance of U.S. dollar denominated institutional leveraged loans. The S&P/LSTA U.S. Leveraged Loan Index is not available for direct investment and there are no expenses associated with it, while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2015.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS FLOATING RATE FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	-3.03%	0.27%	2.29%	—	3.28%
with maximum sales charge	-5.25%	-0.50%	1.82%	—	2.89%
Class C Shares (12/31/09)
without sales charge	-3.91%	-0.53%	1.49%	—	2.59%
with sales charge	-4.83%	-0.53%	1.49%	—	2.59%
Class K Shares (12/31/09)	-3.62%	-0.20%	1.78%	—	2.84%
Class Y Shares (12/31/09)	-2.91%	0.50%	2.51%	—	3.45%
S&P/LSTA U.S. Leveraged Loan Index[1]	-0.69%	2.04%	3.41%	—	4.50%

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Floating Rate Fund and in the S&P/LSTA U.S. Leveraged Loan Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares and Class Y shares would have the following values as of December 31, 2015: $11,657 (Class C), $11,833 (Class K) and $12,256 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS STRATEGIC INCOME FUND

RS Strategic Income Fund Commentary

Highlights

•

The Barclays U.S. Aggregate Bond Index[1] (the “Index”) delivered positive performance for 2015, a volatile year in which uncertainty over U.S. monetary policy, global economic growth, and commodities prices at times curtailed investor tolerance for risk.

•

RS Strategic Income Fund (the “Fund”) delivered negative performance for the twelve-month period ended December 31, 2015, underperforming the Index, which is its benchmark. Performance relative to the Index was hurt by the Fund’s yield curve positioning and by its exposure to high yield bonds and loans in the second half of the year.

Market Overview

After a long period of relative tranquility, the fixed income market moved back toward more historically typical levels of volatility in 2015. Investors grew distinctly more risk averse in the second half of the year, and liquidity was at a premium. Nonetheless, most areas of the U.S. fixed income market ended the year with positive performance.

The first quarter saw investors continuing to seek higher yields, as positive U.S. economic news and accommodative monetary policy sustained appetite for risk despite lingering concerns about depressed oil prices, a strong dollar, and sluggish economic growth overseas. At the start of the year, high yield and investment grade corporate debt outperformed the broader fixed income market.

In the second quarter, investors grew more anxious as the first U.S. Federal Reserve (“Fed”) rate hike in nine years seemed to draw closer. Interest rates moved higher, suppressing returns in certain portions of the fixed income market, while high yield debt and asset-backed securities outperformed.

In the third quarter, investor focus shifted to the global economy as China’s manufacturing slowdown, stock market turmoil, and surprise currency devaluation rattled markets worldwide. The result was a broad sell-off in global equity and commodities markets. High yield bonds declined sharply, especially in commodities-related sectors. Treasurys outperformed amid a flight to quality.

Market volatility continued into a fourth quarter full of mixed messages for investors. In December, the Fed cast a vote of confidence in the advancing U.S. economy with its long-anticipated 25-basis-point increase in the federal funds rate. But at the same time, major economies around the world continued to struggle, and oil and commodity prices plummeted. The 10-year Treasury yield, which had started the year at 2.17% and dropped below 2% in October, edged higher to end the year at 2.27%, and Treasury securities gave back some ground.

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RS STRATEGIC INCOME FUND

In both the fourth quarter and the full year, high yield debt was the weakest performer in fixed income and municipal debt outperformed.

Performance Update

The Fund (Class A Shares) returned -0.93% for the twelve-month period ended December 31, 2015, underperforming a 0.55% return by the Index.

Portfolio Review

The Fund’s yield curve positioning and its significant allocation to high yield corporate bonds and loans, which are not part of the Index, were the dominant factors in its underperformance relative to the Index. In the first half of the year, the Fund’s high yield holdings outperformed as investors sought returns in riskier assets, but the positive effect reversed as investor sentiment grew more cautious in the second half of the year.

The Fund’s duration, which is a measure of sensitivity to interest rate changes, was lower than the Index’s, a positioning we adopted in anticipation of the Fed’s rate increase. This detracted from relative performance over the full year, but it was a positive in the second quarter, when investors were focused on the prospect of a Fed rate increase and also in the fourth quarter, when the Fed acted.

Relative to the Index, the Fund was underweight in Treasurys and overweight in investment grade corporate bonds and non-Agency residential mortgage-backed securities (“RMBS”). This positioning contributed to performance relative to the Index for the year.

Changes to the Fund’s positioning during the year were generally modest and included tactical adjustments aimed at further curtailing exposure to risk and ensuring liquidity. The Fund remained substantially underweight in Treasurys relative to the Index, and it maintained significant exposure to investment grade and high yield corporate debt, where we saw potential for spread tightening created by the recent volatility.

The Fund also retained meaningful exposure to commercial mortgage-backed securities (“CMBS”) and RMBS, sectors that we believed had become less risky as the economy and the real estate market strengthened. The Fund’s holdings in adjustable-rate non-Agency RMBS, in our view, also may help to protect the Fund against the prospect of rising interest rates.

Outlook

We expect market volatility to persist into 2016, which should continue to put a premium on liquidity. While higher interest rates remain a risk for some sectors of the fixed income market, we believe this is largely priced into the market already given the increases in yields and spreads. Of course, surprises are always possible, and it

www.rsinvestments.com	39

RS STRATEGIC INCOME FUND

remains to be seen whether current risk premiums provide enough cushion in an uncertain environment. Despite the many unknowns, we are reassured by the resilience of the U.S. economy, and we will remain on the lookout for opportunities created by volatility. We will continue to focus on investments that we believe have solid credit fundamentals and healthy liquidity, and that we believe have the potential to boost returns without unduly increasing overall risk.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

40	www.rsinvestments.com

RS STRATEGIC INCOME FUND

Characteristics (unaudited)

Total Net Assets: $67,340,087

Sector Allocation As of December 31, 2015

Bond Quality Allocation[2] As of December 31, 2015

www.rsinvestments.com	41

RS STRATEGIC INCOME FUND

Top Ten Holdings[3] As of December 31, 2015

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Bonds	3.000%	11/15/2044	4.44%
Sinopec Group Overseas Development Ltd.	1.750%	4/10/2017	2.22%
AT&T, Inc.	6.300%	1/15/2038	1.63%
Republic of Panama	5.200%	1/30/2020	1.61%
Morgan Stanley	5.500%	7/28/2021	1.58%
Energy Transfer Partners LP	6.700%	7/1/2018	1.56%
BBVA Bancomer S.A./Grand Cayman	6.008%	5/17/2022	1.47%
Intesa Sanpaolo S.p.A.	5.017%	6/26/2024	1.46%
Immucor, Inc.	5.000%	8/17/2018	1.35%
Lloyds Bank PLC	6.375%	1/21/2021	1.31%
Total			18.63%

1	The Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2015.
2	The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s, and Fitch. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, PAIA develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

42	www.rsinvestments.com

RS STRATEGIC INCOME FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	-0.93%	0.60%	3.17%	—	4.11%
with maximum sales charge	-4.61%	-0.66%	2.39%	—	3.44%
Class C Shares (12/31/09)
without sales charge	-1.79%	-0.20%	2.37%	—	3.43%
with sales charge	-2.75%	-0.20%	2.37%	—	3.43%
Class K Shares (12/31/09)	-1.39%	0.19%	2.76%	—	3.76%
Class Y Shares (12/31/09)	-0.74%	0.82%	3.39%	—	4.29%
Barclays U.S Aggregate Bond Index[1]	0.55%	1.44%	3.25%	—	3.79%

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Strategic Income Fund and in the Barclays U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares and Class Y shares would have the following values as of December 31, 2015: $12,242 (Class C), $12,481 (Class K) and $12,870 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.rsinvestments.com	43

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2015. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double-digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund and RS Floating Rate Fund). Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800.766.3863 and is periodically updated on our website: www.rsinvestments.com.

44	www.rsinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015, to December 31, 2015. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15-12/31/15	Expense Ratio During Period 7/1/15-12/31/15
RS Investment Quality Bond Fund	Class A	$1,000.00	$990.20	$4.51	0.90%
	Class C	$1,000.00	$984.80	$8.85	1.77%
	Class K	$1,000.00	$987.20	$6.51	1.30%
	Class Y	$1,000.00	$991.40	$3.31	0.66%

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15-12/31/15	Expense Ratio During Period 7/1/15-12/31/15
RS Low Duration Bond Fund	Class A	$1,000.00	$994.20	$3.97	0.79%
	Class C	$1,000.00	$990.80	$7.88	1.57%
	Class K	$1,000.00	$992.40	$5.98	1.19%
	Class Y	$1,000.00	$994.10	$2.97	0.59%
RS High Yield Fund	Class A	$1,000.00	$920.90	$4.84	1.00%
	Class C	$1,000.00	$917.80	$8.22	1.70%
	Class K	$1,000.00	$919.60	$6.53	1.35%
	Class Y	$1,000.00	$921.50	$3.68	0.76%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,027.40	$4.09	0.80%
	Class C	$1,000.00	$1,023.30	$8.16	1.60%
	Class Y	$1,000.00	$1,027.00	$3.53	0.69%
RS High Income Municipal Bond Fund	Class A	$1,000.00	$1,031.40	$4.10	0.80%
	Class C	$1,000.00	$1,027.50	$8.02	1.57%
	Class Y	$1,000.00	$1,032.60	$2.92	0.57%
RS Floating Rate Fund	Class A	$1,000.00	$947.50	$4.96	1.01%
	Class C	$1,000.00	$943.60	$8.87	1.81%
	Class K	$1,000.00	$945.30	$7.26	1.48%
	Class Y	$1,000.00	$948.60	$3.83	0.78%
RS Strategic Income Fund	Class A	$1,000.00	$983.50	$4.75	0.95%
	Class C	$1,000.00	$979.70	$8.68	1.74%
	Class K	$1,000.00	$981.70	$6.69	1.34%
	Class Y	$1,000.00	$985.30	$3.70	0.74%
Based on Hypothetical Return (5% Return Before Expenses)
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,020.67	$4.58	0.90%
	Class C	$1,000.00	$1,016.28	$9.00	1.77%
	Class K	$1,000.00	$1,018.65	$6.61	1.30%
	Class Y	$1,000.00	$1,021.88	$3.36	0.66%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,021.22	$4.02	0.79%
	Class C	$1,000.00	$1,017.29	$7.98	1.57%
	Class K	$1,000.00	$1,019.21	$6.06	1.19%
	Class Y	$1,000.00	$1,022.23	$3.01	0.59%
RS High Yield Fund	Class A	$1,000.00	$1,020.16	$5.09	1.00%
	Class C	$1,000.00	$1,016.64	$8.64	1.70%
	Class K	$1,000.00	$1,018.40	$6.87	1.35%
	Class Y	$1,000.00	$1,021.37	$3.87	0.76%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,021.17	$4.08	0.80%
	Class C	$1,000.00	$1,017.14	$8.13	1.60%
	Class Y	$1,000.00	$1,021.73	$3.52	0.69%
RS High Income Municipal Bond Fund	Class A	$1,000.00	$1,021.17	$4.08	0.80%
	Class C	$1,000.00	$1,017.29	$7.98	1.57%
	Class Y	$1,000.00	$1,022.33	$2.91	0.57%
RS Floating Rate Fund	Class A	$1,000.00	$1,020.11	$5.14	1.01%
	Class C	$1,000.00	$1,016.08	$9.20	1.81%
	Class K	$1,000.00	$1,017.74	$7.53	1.48%
	Class Y	$1,000.00	$1,021.27	$3.97	0.78%
RS Strategic Income Fund	Class A	$1,000.00	$1,020.42	$4.84	0.95%
	Class C	$1,000.00	$1,016.43	$8.84	1.74%
	Class K	$1,000.00	$1,018.45	$6.82	1.34%
	Class Y	$1,000.00	$1,021.47	$3.77	0.74%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

46	www.rsinvestments.com

Financial Information

Year Ended December 31, 2015

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2015	Principal Amount	Value
Agency Mortgage-Backed Securities – 5.8%
FHLMC 5.50% due 6/1/2038	$101,226	$112,323
7.00% due 9/1/2038	25,484	27,873
1534 Z 5.00% due 6/15/2023	90,826	96,507
FNMA 2.483% due 8/1/2046(1)	71,575	71,670
2.535% due 12/1/2036(1)(2)	98,493	103,453
3.50% due 11/1/2042 - 1/14/2046	1,806,198	1,863,509
4.50% due 12/1/2038 - 3/1/2044	481,660	520,723
4.50% due 6/1/2040(2)	749,726	811,273
5.00% due 12/1/2034 - 11/1/2036	38,036	41,834
5.50% due 4/1/2022 - 1/1/2038(2)	337,115	374,060
6.00% due 8/1/2021	53,884	58,220
7.00% due 8/1/2023 - 6/1/2032	44,986	52,458
7.50% due 12/1/2029 - 2/1/2031	57,262	66,301
8.00% due 6/1/2030 - 9/1/2030	31,763	37,505
GNMA 6.00% due 12/15/2033	35,994	40,916
Total Agency Mortgage-Backed Securities (Cost $4,203,658)		4,278,625

	Principal Amount	Value
Asset-Backed Securities – 1.5%
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.365% due 4/25/2033(1)	182,663	185,439
DB Master Finance LLC 2015-1A A2I 3.262% due 2/20/2045(3)	188,575	186,593
Domino’s Pizza Master Issuer LLC 2012-1A A2 5.216% due 1/25/2042(2)(3)	678,487	697,914
Total Asset-Backed Securities (Cost $1,060,503)		1,069,946

	Principal Amount	Value
Senior Secured Loans – 4.3%
Building Materials – 0.8%
Generac Power Systems, Inc. Term Loan B 3.50% due 5/31/2020(1)	238,500	233,332

48	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2015	Principal Amount	Value
Building Materials (continued)
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00% due 9/28/2020(1)	$354,505	$349,963

		583,295
Environmental – 0.6%
Granite Acquisition, Inc. Term Loan B 5.00% due 12/19/2021(1)	474,138	421,982
Term Loan C 5.00% due 12/19/2021(1)	21,073	18,755

		440,737
Gaming – 1.0%
MGM Resorts International Term Loan B 3.50% due 12/20/2019(1)	731,156	720,188

		720,188
Pharmaceuticals – 1.3%
Amgen, Inc. Term Loan 1.607% due 9/18/2018(1)	316,000	314,682
RPI Finance Trust Term Loan B4 3.50% due 11/9/2020(1)	617,323	614,046

		928,728
Retailers – 0.6%
BJ’s Wholesale Club, Inc. New 1st Lien Term Loan 4.50% due 9/26/2019(1)	494,128	472,303

		472,303
Total Senior Secured Loans (Cost $3,238,450)		3,145,251

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 14.4%
Banc of America Commercial Mortgage Trust 2008-1 A4 6.215% due 2/10/2051(1)(2)	829,554	878,550
Bear Stearns Commercial Mortgage Securities Trust 2007-PW16 AM 5.722% due 6/11/2040(1)	115,000	119,708
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049	404,942	410,364

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	49

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2015	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2013-375P B 3.518% due 5/10/2035(1)(2)(3)	$900,000	$912,500
Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM 5.648% due 10/15/2048(2)	650,000	658,913
Credit Suisse Commercial Mortgage Trust 2006-C3 A3 5.816% due 6/15/2038(1)(2)	661,425	662,681
Crown Castle Towers LLC Sr. Sec. Nt. 6.113% due 1/15/2040(2)(3)	1,500,000	1,635,982
Fairway Outdoor Funding LLC 2012-1A A2 4.212% due 10/15/2042(2)(3)	1,366,265	1,362,795
GMAC Commercial Mortgage Securities, Inc. 2006-C1 AM 5.29% due 11/10/2045(1)(2)	450,357	449,917
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7 AM 5.909% due 4/15/2045(1)(2)	960,000	969,143
2007-LD12 AM 6.009% due 2/15/2051(1)	600,000	631,330
Morgan Stanley Capital I Trust 2007-IQ16 A4 5.809% due 12/12/2049(2)	221,001	230,857
Queens Center Mortgage Trust 2013-QCA A 3.275% due 1/11/2037(2)(3)	500,000	498,926
SBA Tower Trust 2.24% due 4/15/2043(2)(3)	500,000	490,093
Wachovia Bank Commercial Mortgage Trust 2007-C33 AM 5.952% due 2/15/2051(1)	650,000	682,790
Total Commercial Mortgage-Backed Securities (Cost $10,876,557)		10,594,549

	Principal Amount	Value
Corporate Bonds – 50.1%
Aerospace & Defense – 0.3%
Northrop Grumman Space & Mission Systems Corp. 7.75% due 6/1/2029(2)	150,000	193,081

		193,081

50	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2015	Principal Amount	Value
Automotive – 2.6%
BorgWarner, Inc. Sr. Nt. 4.625% due 9/15/2020(2)	$500,000	$535,177
General Motors Financial Co., Inc. 2.625% due 7/10/2017(2)	1,000,000	1,003,050
RCI Banque S.A. Sr. Nt. 4.60% due 4/12/2016(3)	350,000	352,974

		1,891,201
Banking – 11.3%
Ally Financial, Inc. 2.75% due 1/30/2017	500,000	498,750
Banco Bilbao Vizcaya Argentaria S.A. Sr. Nt. 3.00% due 10/20/2020	500,000	497,854
Bank of America Corp. Sub. Nt. 4.25% due 10/22/2026(2)	500,000	494,917
Citigroup, Inc. Sr. Nt. 4.50% due 1/14/2022(2)	400,000	428,426
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 3.95% due 11/9/2022(2)	400,000	404,890
Credit Suisse/New York NY Sr. Nt. 5.30% due 8/13/2019	350,000	386,498
Discover Bank/Greenwood DE Sub. Nt. 7.00% due 4/15/2020	400,000	455,433
Huntington Bancshares, Inc. Sub. Nt. 7.00% due 12/15/2020(2)	400,000	465,786
Intesa Sanpaolo S.p.A. Sr. Nt. 3.875% due 1/16/2018(2)	600,000	615,247
JPMorgan Chase & Co. Sub. Nt. 3.375% due 5/1/2023(2)	300,000	294,845
Lloyds Bank PLC 5.80% due 1/13/2020(2)(3)	350,000	392,442
Morgan Stanley Sr. Nt. 3.75% due 2/25/2023(2)	300,000	307,280
Regions Bank/Birmingham AL Sub. Nt. 7.50% due 5/15/2018(2)	500,000	555,570

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	51

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2015	Principal Amount	Value
Banking (continued)
Royal Bank of Scotland Group PLC Sub. Nt. 6.125% due 12/15/2022(2)	$400,000	$435,479
Standard Chartered PLC Sub. Nt. 3.95% due 1/11/2023(2)(3)	600,000	577,199
The Goldman Sachs Group, Inc. Sub. Nt. 5.625% due 1/15/2017(2)	680,000	706,299
The Huntington National Bank Sr. Nt. 1.35% due 8/2/2016(2)	300,000	300,019
2.00% due 6/30/2018(2)	500,000	496,851

		8,313,785
Building Materials – 0.7%
Owens Corning 4.20% due 12/15/2022(2)	500,000	500,291

		500,291
Cable Satellite – 1.2%
Comcast Corp. 6.45% due 3/15/2037(2)	250,000	311,144
Time Warner Cable, Inc. 5.85% due 5/1/2017(2)	550,000	575,369

		886,513
Chemicals – 2.1%
Cabot Corp. Sr. Nt. 3.70% due 7/15/2022(2)	500,000	490,765
Ecolab, Inc. Sr. Nt. 5.50% due 12/8/2041(2)	200,000	217,602
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	100,000	107,505
LyondellBasell Industries N.V. Sr. Nt. 5.00% due 4/15/2019(2)	700,000	744,659

		1,560,531
Diversified Manufacturing – 0.4%
General Electric Capital Corp. 6.75% due 3/15/2032	200,000	261,321

		261,321

52	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2015	Principal Amount	Value
Electric – 1.5%
NextEra Energy Capital Holdings, Inc. 1.586% due 6/1/2017(2)	$500,000	$498,210
PPL Electric Utilities Corp. 6.25% due 5/15/2039(2)	220,000	279,166
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038(2)	200,000	314,342

		1,091,718
Energy - Integrated – 0.4%
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038(2)	300,000	320,993

		320,993
Finance Companies – 1.9%
AerCap Ireland Capital Ltd. 3.75% due 5/15/2019	400,000	399,500
International Lease Finance Corp. Sr. Nt. 4.625% due 4/15/2021(2)	950,000	973,750

		1,373,250
Food And Beverage – 1.8%
Anheuser-Busch InBev Worldwide, Inc. 3.75% due 7/15/2042(2)	625,000	537,005
Kraft Heinz Foods Co. 2.00% due 7/2/2018(2)(3)	500,000	497,640
Mead Johnson Nutrition Co. Sr. Nt. 4.90% due 11/1/2019(2)	300,000	322,621

		1,357,266
Government Related – 1.8%
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(3)	357,900	378,136
Petrobras Global Finance B.V. 5.875% due 3/1/2018	500,000	445,000
Petroleos Mexicanos 5.75% due 3/1/2018(2)	500,000	520,500

		1,343,636
Health Insurance – 0.2%
UnitedHealth Group, Inc. Sr. Nt. 6.50% due 6/15/2037(2)	125,000	156,914

		156,914

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	53

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2015	Principal Amount	Value
Healthcare – 1.4%
Amsurg Corp. 5.625% due 11/30/2020	$500,000	$507,500
Bio-Rad Laboratories, Inc. Sr. Nt. 4.875% due 12/15/2020(2)	200,000	213,498
Fresenius Medical Care U.S. Finance, Inc. 6.875% due 7/15/2017	300,000	320,250

		1,041,248
Home Construction – 1.1%
Toll Brothers Finance Corp. 5.875% due 2/15/2022(2)	750,000	787,500

		787,500
Independent Energy – 2.7%
Anadarko Petroleum Corp. Sr. Nt. 5.95% due 9/15/2016(2)	1,000,000	1,027,557
Chesapeake Energy Corp. 7.25% due 12/15/2018	650,000	256,750
Talisman Energy, Inc. Sr. Nt. 5.50% due 5/15/2042(2)	500,000	386,599
Whiting Petroleum Corp. 6.50% due 10/1/2018(2)	400,000	303,000

		1,973,906
Insurance - Life – 1.6%
MetLife, Inc. Jr. Sub. Nt. 6.40% due 12/15/2066(2)	125,000	136,562
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019(2)	300,000	348,155
Symetra Financial Corp. Sr. Nt. 6.125% due 4/1/2016(2)(3)	300,000	303,092
Teachers Insurance & Annuity Association of America Sub. Nt. 6.85% due 12/16/2039(2)(3)	300,000	370,914

		1,158,723
Insurance: Property - Casualty – 0.8%
Berkshire Hathaway Finance Corp. 5.75% due 1/15/2040(2)	225,000	262,590
ZFS Finance U.S.A. Trust II Jr. Sub. Nt. 6.45% due 12/15/2065(1)(2)(3)	300,000	303,150

		565,740

54	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2015	Principal Amount	Value
Media - Entertainment – 0.6%
Time Warner Cos., Inc. 7.57% due 2/1/2024(2)	$350,000	$427,982

		427,982
Metals And Mining – 2.0%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019	400,000	320,000
Freeport-McMoRan, Inc. 3.55% due 3/1/2022	450,000	261,000
Vale Overseas Ltd. 6.25% due 1/23/2017(2)	900,000	898,290

		1,479,290
Midstream – 2.2%
Energy Transfer Partners LP Sr. Nt. 5.15% due 2/1/2043(2)	275,000	196,595
Enterprise Products Operating LLC Series A 8.375% due 8/1/2066(1)	400,000	358,000
Kinder Morgan Energy Partners LP 5.00% due 10/1/2021(2)	400,000	377,553
Williams Partners LP Sr. Nt. 5.25% due 3/15/2020(2)	750,000	696,562

		1,628,710
Oil Field Services – 1.5%
Nabors Industries, Inc. 4.625% due 9/15/2021(2)	750,000	616,320
Weatherford International Ltd. 5.125% due 9/15/2020(2)	350,000	283,500
6.50% due 8/1/2036	250,000	168,750

		1,068,570
Packaging – 0.7%
Silgan Holdings, Inc. Sr. Nt. 5.00% due 4/1/2020(2)	500,000	508,750

		508,750
Paper – 1.0%
Georgia-Pacific LLC 5.40% due 11/1/2020(2)(3)	670,000	739,049

		739,049

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	55

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2015	Principal Amount	Value
Railroads – 0.2%
CSX Corp. Sr. Nt. 4.75% due 5/30/2042(2)	$175,000	$174,371

		174,371
Real Estate Investment Trusts – 1.9%
DDR Corp. Sr. Nt. 4.75% due 4/15/2018(2)	1,000,000	1,046,067
Equity Commonwealth Sr. Nt. 5.875% due 9/15/2020	300,000	322,408

		1,368,475
Restaurants – 0.7%
McDonald’s Corp. Sr. Nt. 2.10% due 12/7/2018	500,000	500,322

		500,322
Wireless – 2.0%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019(2)	700,000	756,123
Sprint Communications, Inc. Sr. Nt. 6.00% due 12/1/2016	648,000	646,785
Vodafone Group PLC Sr. Nt. 6.15% due 2/27/2037(2)	100,000	98,680

		1,501,588
Wirelines – 3.5%
AT&T, Inc. Sr. Nt. 6.30% due 1/15/2038(2)	300,000	328,295
Deutsche Telekom International Finance B.V. 8.75% due 6/15/2030(2)	250,000	346,610
Orange S.A. Sr. Nt. 9.00% due 3/1/2031	115,000	162,315
Verizon Communications, Inc. Sr. Nt. 4.522% due 9/15/2048(2)	453,000	405,116
6.55% due 9/15/2043(2)	1,150,000	1,365,291

		2,607,627
Total Corporate Bonds (Cost $37,133,503)		36,782,351

56	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2015	Principal Amount	Value
Municipal Bonds – 1.9%
Chicago Illinois Metropolitan Wtr. Reclamation Dist. Greater Chicago G.O. Build America Bonds Taxable Direct Payment 5.72% due 12/1/2038(2)	$400,000	$462,036
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Build America Bonds Ser. A 6.184% due 1/1/2034(2)	300,000	375,216
San Diego Cnty. California Wtr. Auth. Fing. Agcy. Wtr. Rev. Build America Bonds Ser. B 6.138% due 5/1/2049(2)	400,000	521,420
Total Municipal Bonds (Cost $1,130,085)		1,358,672

	Principal Amount	Value
Non-Agency Mortgage-Backed Securities – 8.8%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	461,974	486,955
Banc of America Funding Trust 2004-2 1CB1 5.75% due 9/20/2034	688,014	740,810
Countrywide Alternative Loan Trust 2006-19CB A15 6.00% due 8/25/2036	223,389	203,964
Countrywide Home Loans Mortgage Pass-Through Trust 2002-19 1A1 6.25% due 11/25/2032	111,848	116,676
2004-5 2A9
5.25% due 5/25/2034	310,169	313,013
Deutsche Alt-A Securities Mortgage Loan Trust 2007-AR3 2A2B 0.662% due 6/25/2037(1)	570,942	477,950
Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN1 M2 2.622% due 2/25/2024(1)	500,000	498,324
GSR Mortgage Loan Trust 2004-10F 6A1 5.00% due 9/25/2034	33,509	34,686
JPMorgan Mortgage Trust 2004-S2 1A3 4.75% due 11/25/2019	143,240	144,797
2005-A3 11A2 2.801% due 6/25/2035(1)	520,052	529,432
Master Asset Securitization Trust 2003-10 3A7 5.50% due 11/25/2033	142,379	146,245

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	57

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2015	Principal Amount	Value
Non-Agency Mortgage-Backed Securities (continued)
2003-5 2A1 5.00% due 6/25/2018	$55,898	$57,466
2003-7 4A33 5.25% due 9/25/2033(2)	427,778	446,305
Prime Mortgage Trust 2003-3 A9 5.50% due 1/25/2034	399,429	399,039
2004-2 A3 5.25% due 11/25/2019	44,555	45,150
Residential Asset Mortgage Products Trust 2005-SL1 A4 6.00% due 5/25/2032	29,573	29,511
Residential Funding Mortgage Securities I Trust 2005-S3 A1 4.75% due 3/25/2020	166,949	169,411
Structured Adjustable Rate Mortgage Loan Trust 2004-5 3A1 2.551% due 5/25/2034(1)(2)	562,702	563,725
Structured Asset Securities Corp. 2004-20 7A1 5.25% due 11/25/2034	387,837	392,804
2004-21XS 2A6A 4.74% due 12/25/2034(1)	10,104	10,305
Wells Fargo Mortgage Backed Securities Trust 2004-6 A4 5.50% due 6/25/2034	84,933	86,837
2004-Y 3A1 2.799% due 11/25/2034(1)	270,064	272,061
2005-2 2A1 4.75% due 4/25/2020(2)	85,950	87,992
2007-13 A7 6.00% due 9/25/2037	173,403	174,348
Total Non-Agency Mortgage-Backed Securities (Cost $6,368,218)		6,427,806

	Principal Amount	Value
U.S. Government Securities – 11.8%
U.S. Treasury Bond 3.00% due 11/15/2044	1,000,000	996,367
U.S. Treasury Notes 1.75% due 9/30/2022	2,400,000	2,352,374
2.00% due 8/15/2025	500,000	487,520
2.50% due 5/15/2024	4,700,000	4,802,629
Total U.S. Government Securities (Cost $8,793,799)		8,638,890

58	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2015	Principal Amount	Value
Repurchase Agreements – 3.0%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $2,228,007, due 1/4/2016(4)	$2,228,000	$2,228,000
Total Repurchase Agreements (Cost $2,228,000)		2,228,000
Total Investments - 101.6% (Cost $75,032,773)		74,524,090
Other Liabilities, Net - (1.6)%		(1,142,023)
Total Net Assets - 100.0%		$73,382,067

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2015.
(2)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2015, the aggregate market value of these securities amounted to $9,699,399, representing 13.2% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FNMA	3.40%	9/27/2032	$2,274,063

The table below presents futures contracts as of December 31, 2015:

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Depreciation
Purchased Futures Contracts

10 YR U.S. Treasury Note	Goldman Sachs & Co.	15	3/21/2016	$1,889	$(8,826)

5 YR U.S. Treasury Note	Goldman Sachs & Co.	80	3/31/2016	9,466	(10,630)

U.S. Ultra Bond	Goldman Sachs & Co.	7	3/21/2016	1,111	(17,084)

Total					$(36,540)

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	59

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

The table below presents credit default swap contracts as of December 31, 2015:

Referenced Obligation	Counterparty	Currency	Notional Amount (000)	Fund Pays Fixed Rate	Expiration Date	Value	Unamortized Upfront Premiums Received	Unrealized Appreciation
Protection Bought

CDX North America High Yield Series 25 Index	Goldman Sachs & Co.	USD	$2,000	5.00%	12/20/2020	$(22,605)	$(40,322)	$17,717

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Agency Mortgage-Backed Securities	$—	$4,278,625	$—	$4,278,625

Asset-Backed Securities	—	1,069,946	—	1,069,946

Senior Secured Loans	—	3,145,251	—	3,145,251

Commercial Mortgage-Backed Securities	—	10,594,549	—	10,594,549

Corporate Bonds	—	36,782,351	—	36,782,351

Municipal Bonds	—	1,358,672	—	1,358,672

Non-Agency Mortgage-Backed Securities	—	6,427,806	—	6,427,806

U.S. Government Securities	—	8,638,890	—	8,638,890

Repurchase Agreements	—	2,228,000	—	2,228,000

Other Financial Instruments:

Financial Futures Contracts	(36,540)	—	—	(36,540)

Credit Default Swaps	—	(22,605)	—	(22,605)

Total	$(36,540)	$74,501,485	$—	$74,464,945

60	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2015	Principal Amount	Value
Agency Mortgage-Backed Securities – 4.3%
FHLMC 1534 Z 5.00% due 6/15/2023(1)	$37,963	$40,338
5.00% due 8/1/2040(1)	6,824,616	7,490,978
20 H 5.50% due 10/25/2023(1)	20,367	21,988
7.00% due 9/1/2038(1)	12,232	13,379
FNMA
2.483% due 8/1/2046(1)(2)	25,065	25,098
5.00% due 2/1/2041 - 10/1/2041(1)	26,043,583	28,755,343
Total Agency Mortgage-Backed Securities (Cost $36,780,639)		36,347,124

	Principal Amount	Value
Asset-Backed Securities – 16.0%
Ally Auto Receivables Trust 2014-2 B 2.10% due 3/16/2020	2,240,000	2,246,624
Ally Master Owner Trust 2013-1 A1 0.781% due 2/15/2018(2)	8,100,000	8,100,388
American Express Credit Account Master Trust
2013-3 A
0.98% due 5/15/2019	8,000,000	7,992,886
2014-1 B
0.831% due 12/15/2021(2)	6,400,000	6,327,112
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.365% due 4/25/2033(2)	41,542	42,174
Avis Budget Rental Car Funding AESOP LLC
2013-1A A
1.92% due 9/20/2019(1)(3)	10,500,000	10,421,274
2014-1A A
2.46% due 7/20/2020(1)(3)	6,000,000	6,018,995
Bank of America Credit Card Trust 2007-A4 A4 0.371% due 11/15/2019(2)	7,000,000	6,969,161
Capital One Multi-Asset Execution Trust 2007-A5 A5 0.371% due 7/15/2020(2)	7,900,000	7,860,696
Chase Issuance Trust
2007-A12 A12 0.381% due 8/15/2019(2)	5,000,000	4,972,161
2007-A2 A2 0.381% due 4/15/2019(2)	4,000,000	3,986,459

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	61

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2015	Principal Amount	Value
Asset-Backed Securities (continued)
2007-C1 C1 0.791% due 4/15/2019(2)	$2,000,000	$1,991,641
Citibank Credit Card Issuance Trust 2014-A2 A2 1.02% due 2/22/2019(1)	7,690,000	7,671,577
CNH Equipment Trust 2014-B A4 1.61% due 5/17/2021(1)	4,500,000	4,471,264
DB Master Finance LLC 2015-1A A2I 3.262% due 2/20/2045(1)(3)	1,697,175	1,679,337
Discover Card Execution Note Trust 2015-A1 A1 0.681% due 8/17/2020(2)	7,084,000	7,069,313
Domino’s Pizza Master Issuer LLC 2012-1A A2 5.216% due 1/25/2042(1)(3)	2,567,250	2,640,754
First Investors Auto Owner Trust 2015-2A A1 1.59% due 12/16/2019(3)	3,247,651	3,243,114
Ford Credit Auto Lease Trust
2014-B A3 0.89% due 9/15/2017(1)	4,100,000	4,093,652
2015-B A2A 1.04% due 5/15/2018	4,000,000	3,987,798
Golden Credit Card Trust 2015-3A A 0.751% due 7/15/2019(2)(3)	4,900,000	4,886,487
Hyundai Auto Lease Securitization Trust 2014-B A4 1.26% due 9/17/2018(1)(3)	6,850,000	6,831,200
Kubota Credit Owner Trust 2014-1A A3 1.16% due 5/15/2018(1)(3)	5,400,000	5,382,262
Mercedes Benz Auto Lease Trust 2015-B A2A 1.00% due 1/16/2018	4,500,000	4,489,127
Residential Asset Mortgage Products Trust 2002-RS4 AI5 6.163% due 8/25/2032(2)	25,408	24,226
Synchrony Credit Card Master Note Trust 2012-6 A 1.36% due 8/17/2020(1)	6,805,000	6,771,358

62	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2015	Principal Amount	Value
Asset-Backed Securities (continued)
Toyota Auto Receivables Owner Trust 2014-C A3 0.93% due 7/16/2018	$4,300,000	$4,291,029
Total Asset-Backed Securities (Cost $134,716,995)		134,462,069

	Principal Amount	Value
Senior Secured Loans – 6.5%
Building Materials – 1.0%
ABC Supply Co., Inc. Term Loan 3.50% due 4/16/2020(2)	3,304,375	3,272,355
Generac Power Systems, Inc. Term Loan B 3.50% due 5/31/2020(2)	1,810,247	1,771,019
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00% due 9/28/2020(2)	3,261,442	3,219,663

		8,263,037
Consumer Products – 0.8%
Bombardier Recreational Products, Inc. New Term Loan B 3.75% due 1/30/2019(2)	6,794,285	6,711,803

		6,711,803
Gaming – 1.5%
MGM Resorts International Term Loan B 3.50% due 12/20/2019(2)	6,921,608	6,817,784
Scientific Games International, Inc. 2014 Term Loan B1 6.00% due 10/18/2020(2)	5,880,000	5,365,500

		12,183,284
Healthcare – 1.0%
Fresenius SE & Co. KGaA USD Term Loan B 2.422% due 8/7/2019(2)	8,797,500	8,746,211

		8,746,211
Leisure – 1.1%
Kasima LLC New Term Loan B 3.25% due 5/17/2021(2)	4,820,956	4,774,771

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	63

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2015	Principal Amount	Value
Leisure (continued)
WMG Acquisition Corp. New Term Loan 3.75% due 7/1/2020(2)	$5,131,875	$4,847,467

		9,622,238
Media - Entertainment – 0.3%
Tribune Media Co. Term Loan 3.75% due 12/27/2020(2)	2,195,955	2,159,590

		2,159,590
Pharmaceuticals – 0.3%
Amgen, Inc. Term Loan 1.607% due 9/18/2018(2)	2,625,588	2,614,639

		2,614,639
Wireless – 0.5%
Crown Castle Operating Co. Term Loan B2 3.00% due 1/31/2021(2)	4,529,064	4,503,610

		4,503,610
Total Senior Secured Loans (Cost $55,986,504)		54,804,412

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 17.7%
American Tower Trust I 13 1A 1.551% due 3/15/2043(1)(3)	7,000,000	6,835,695
Banc of America Commercial Mortgage Trust 2006-1 AM 5.421% due 9/10/2045(1)(2)	2,321,984	2,319,614
2007-3 AM 5.558% due 6/10/2049(1)(2)	4,050,000	4,205,895
2008-1 A4 6.215% due 2/10/2051(1)(2)	7,608,196	8,057,561
Bear Stearns Commercial Mortgage Securities Trust 2006-T24 AM 5.568% due 10/12/2041(1)(2)	9,300,000	9,488,979
2007-PW16 AM 5.722% due 6/11/2040(2)	600,000	624,563
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049(1)	4,470,197	4,530,052
2014-388G B 1.381% due 6/15/2033(1)(2)(3)	4,775,000	4,681,922

64	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2015	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD2 AM 5.415% due 1/15/2046(1)(2)	$3,993,709	$3,988,526
Commercial Mortgage Trust 2014-CR15 A2 2.928% due 2/10/2047	3,800,000	3,860,673
Credit Suisse Commercial Mortgage Trust 2006-C3 A3 5.816% due 6/15/2038(1)(2)	5,208,724	5,218,609
2006-C4 AM 5.509% due 9/15/2039	5,000,000	5,093,492
2006-C5 AM 5.343% due 12/15/2039	6,300,000	6,424,691
GS Mortgage Securities Trust 2013-GC16 A2 3.033% due 11/10/2046	1,900,000	1,938,791
Hilton U.S.A. Trust 2013-HLT AFX 2.662% due 11/5/2030(1)(3)	8,000,000	8,005,992
JPMBB Commercial Mortgage Securities Trust 2013-C15 A2 2.977% due 11/15/2045	4,000,000	4,073,255
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7 AM 5.909% due 4/15/2045(1)(2)	6,400,000	6,460,954
2007-CB18 A4 5.44% due 6/12/2047(1)	11,017,036	11,281,455
2007-LD12 AM 6.009% due 2/15/2051(1)(2)	4,000,000	4,208,869
2013-C16 A2 3.07% due 12/15/2046	2,000,000	2,041,672
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A2 1.689% due 12/15/2048(1)	8,500,000	8,427,103
Morgan Stanley Capital I Trust 2007-IQ16 A4 5.809% due 12/12/2049(1)	3,400,015	3,551,650
SBA Tower Trust 2.24% due 4/15/2043(1)(3)	13,000,000	12,742,427
2.933% due 12/15/2042(1)(3)	5,000,000	5,059,129
Wachovia Bank Commercial Mortgage Trust 2004-C11 A5 5.169% due 1/15/2041(1)(2)	477,463	477,277
2006-C28 AM 5.603% due 10/15/2048(2)	5,250,000	5,363,761

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	65

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2015	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2007-C31 AM 5.591% due 4/15/2047(1)(2)	$4,300,000	$4,457,164
2007-C33 AM 5.952% due 2/15/2051(1)(2)	5,250,000	5,514,844
Total Commercial Mortgage-Backed Securities (Cost $155,716,619)		148,934,615

	Principal Amount	Value
Corporate Bonds – 38.9%
Aerospace & Defense – 0.5%
Harris Corp. Sr. Nt. 1.999% due 4/27/2018(1)	3,000,000	2,966,298
L-3 Communications Corp. 3.95% due 11/15/2016	1,500,000	1,522,563

		4,488,861
Automotive – 0.8%
Ford Motor Credit Co. LLC Sr. Nt. 1.70% due 5/9/2016(1)	2,600,000	2,602,548
General Motors Financial Co., Inc. 3.25% due 5/15/2018(1)	4,000,000	4,020,024

		6,622,572
Banking – 8.9%
Ally Financial, Inc. 2.75% due 1/30/2017(1)	2,900,000	2,892,750
3.125% due 1/15/2016(1)	2,000,000	2,000,000
Bank of America Corp. Sr. Nt. 1.70% due 8/25/2017(1)	6,500,000	6,481,416
Barclays Bank PLC Sub. Nt. 6.05% due 12/4/2017(1)(3)	4,500,000	4,799,997
Capital One N.A. Sr. Nt. 1.50% due 3/22/2018(1)	4,000,000	3,933,656
Credit Agricole S.A. Sr. Nt. 1.625% due 4/15/2016(1)(3)	4,500,000	4,508,726
Deutsche Bank AG Sr. Nt. 1.875% due 2/13/2018(1)	6,500,000	6,444,730
Intesa Sanpaolo S.p.A. 3.125% due 1/15/2016(1)	4,500,000	4,502,246

66	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2015	Principal Amount	Value
Banking (continued)
Lloyds Bank PLC 1.75% due 3/16/2018(1)	$3,500,000	$3,490,522
Morgan Stanley Sr. Nt. 1.75% due 2/25/2016(1)	4,700,000	4,705,429
Regions Bank/Birmingham AL Sub. Nt. 7.50% due 5/15/2018(1)	4,500,000	5,000,130
Royal Bank of Scotland Group PLC Sr. Nt. 1.875% due 3/31/2017(1)	7,750,000	7,717,566
SunTrust Banks, Inc. Sr. Nt. 3.60% due 4/15/2016(1)	4,600,000	4,623,621
The Huntington National Bank Sr. Nt. 1.30% due 11/20/2016(1)	4,000,000	3,997,332
U.S. Bancorp Jr. Sub. Nt. 3.442% due 2/1/2016(1)	5,000,000	5,006,395
UBS AG/Stamford CT Sr. Nt. 1.80% due 3/26/2018(1)	3,500,000	3,494,141
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016(1)	800,000	813,440

		74,412,097
Brokerage – 0.8%
Nomura Holdings, Inc. Sr. Nt. 2.00% due 9/13/2016(1)	7,000,000	7,028,140

		7,028,140
Building Materials – 0.6%
Martin Marietta Materials, Inc. Sr. Nt. 6.60% due 4/15/2018(1)	4,500,000	4,848,354

		4,848,354
Cable Satellite – 0.8%
Time Warner Cable, Inc. 5.85% due 5/1/2017(1)	6,500,000	6,799,813

		6,799,813
Construction Machinery – 0.3%
CNH Industrial Capital LLC 3.25% due 2/1/2017	2,500,000	2,475,000

		2,475,000

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	67

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2015	Principal Amount	Value
Consumer Cyclical Services – 0.5%
The ADT Corp. Sr. Nt. 2.25% due 7/15/2017(1)	$4,500,000	$4,477,500

		4,477,500
Diversified Manufacturing – 0.4%
Pentair Finance S.A. 1.875% due 9/15/2017(1)	3,750,000	3,709,279

		3,709,279
Electric – 2.9%
DPL, Inc. Sr. Nt. 6.50% due 10/15/2016	315,000	315,000
Exelon Corp. Sr. Nt. 1.55% due 6/9/2017	4,750,000	4,729,969
FirstEnergy Corp. Sr. Nt. Series A 2.75% due 3/15/2018(1)	2,400,000	2,410,922
GenOn Energy, Inc. Sr. Nt. 7.875% due 6/15/2017(1)	4,000,000	3,480,000
NextEra Energy Capital Holdings, Inc. 1.586% due 6/1/2017(1)	4,000,000	3,985,680
Southern Power Co. Sr. Nt. 1.85% due 12/1/2017	3,750,000	3,748,376
The Dayton Power & Light Co. 1.875% due 9/15/2016(1)	5,800,000	5,805,064

		24,475,011
Finance Companies – 1.5%
AerCap Ireland Capital Ltd. 2.75% due 5/15/2017	4,640,000	4,611,000
Air Lease Corp. Sr. Nt. 2.125% due 1/15/2018(1)	3,500,000	3,438,750
CIT Group, Inc. Sr. Nt. 4.25% due 8/15/2017(1)	4,750,000	4,856,875

		12,906,625
Financial - Other – 0.3%
Icahn Enterprises LP 3.50% due 3/15/2017(1)	2,700,000	2,713,500

		2,713,500

68	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2015	Principal Amount	Value
Food And Beverage – 0.8%
Kraft Heinz Foods Co. 1.60% due 6/30/2017(3)	$6,500,000	$6,481,170

		6,481,170
Government Related – 2.1%
Abu Dhabi National Energy Co. PJSC Sr. Nt. 2.50% due 1/12/2018(1)(3)	4,500,000	4,471,965
CNOOC Nexen Finance 2014 ULC 1.625% due 4/30/2017(1)	8,500,000	8,450,827
Petrobras Global Finance B.V. 2.00% due 5/20/2016(1)	1,000,000	985,000
3.25% due 3/17/2017(1)	4,250,000	3,931,250

		17,839,042
Healthcare – 1.3%
Becton Dickinson and Co. Sr. Nt. 1.80% due 12/15/2017(1)	4,000,000	3,994,184
Laboratory Corp. of America Holdings Sr. Nt. 2.50% due 11/1/2018(1)	3,500,000	3,508,753
St. Jude Medical, Inc. Sr. Nt. 2.00% due 9/15/2018	3,000,000	2,994,435

		10,497,372
Home Construction – 0.5%
DR Horton, Inc. 3.625% due 2/15/2018(1)	4,500,000	4,556,250

		4,556,250
Independent Energy – 0.5%
Southwestern Energy Co. Sr. Nt. 3.30% due 1/23/2018(1)	5,000,000	4,100,000

		4,100,000
Industrial - Other – 1.2%
AECOM Global II LLC 3.85% due 4/1/2017(1)	4,500,000	4,500,000
Hutchison Whampoa International 14 Ltd. 1.625% due 10/31/2017(1)(3)	5,500,000	5,451,451

		9,951,451
Insurance: Property - Casualty – 1.0%
Assurant, Inc. Sr. Nt. 2.50% due 3/15/2018	4,500,000	4,492,588

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	69

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2015	Principal Amount	Value
Insurance: Property - Casualty (continued)
XLIT Ltd. 2.30% due 12/15/2018(1)	$4,000,000	$4,000,728

		8,493,316
Media - Entertainment – 1.1%
McGraw Hill Financial, Inc. Sr. Nt. 2.50% due 8/15/2018	3,570,000	3,592,280
The Interpublic Group of Cos., Inc. Sr. Nt. 2.25% due 11/15/2017(1)	5,500,000	5,483,110

		9,075,390
Metals And Mining – 0.7%
Vale Overseas Ltd. 6.25% due 1/23/2017(1)	6,000,000	5,988,600

		5,988,600
Midstream – 1.8%
Buckeye Partners LP Sr. Nt. 2.65% due 11/15/2018(1)	3,400,000	3,270,946
Columbia Pipeline Group, Inc. 2.45% due 6/1/2018(3)	1,500,000	1,466,577
Enterprise Products Operating LLC Series A 8.375% due 8/1/2066(1)(2)	6,600,000	5,907,000
Kinder Morgan, Inc. 2.00% due 12/1/2017(1)	4,500,000	4,335,719

		14,980,242
Oil Field Services – 1.4%
Nabors Industries, Inc. 2.35% due 9/15/2016(1)	3,400,000	3,383,109
Transocean, Inc. 3.00% due 10/15/2017(1)	5,000,000	4,434,375
Weatherford International LLC 6.35% due 6/15/2017(1)	4,000,000	3,900,000

		11,717,484
Pharmaceuticals – 2.3%
Actavis Funding SCS 2.35% due 3/12/2018(1)	6,500,000	6,506,773
Celgene Corp. Sr. Nt. 2.125% due 8/15/2018	3,800,000	3,800,840
Mallinckrodt International Finance S.A. 3.50% due 4/15/2018	3,500,000	3,325,000

70	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2015	Principal Amount	Value
Pharmaceuticals (continued)
Mylan, Inc. 1.35% due 11/29/2016(1)	$2,250,000	$2,231,133
Zoetis, Inc. Sr. Nt. 1.15% due 2/1/2016(1)	3,400,000	3,399,395

		19,263,141
Real Estate Investment Trusts – 1.0%
BioMed Realty LP 3.85% due 4/15/2016(1)	1,700,000	1,705,212
Realty Income Corp. Sr. Nt. 5.375% due 9/15/2017(1)	4,000,000	4,218,468
Select Income REIT Sr. Nt. 2.85% due 2/1/2018(1)	2,000,000	1,997,248

		7,920,928
Refining – 0.4%
Marathon Petroleum Corp. Sr. Nt. 2.70% due 12/14/2018	3,000,000	2,966,529

		2,966,529
Restaurants – 0.2%
McDonald’s Corp. Sr. Nt. 2.10% due 12/7/2018	1,750,000	1,751,125

		1,751,125
Retailers – 0.3%
CVS Health Corp. Sr. Nt. 1.20% due 12/5/2016(1)	2,500,000	2,500,445

		2,500,445
Technology – 1.9%
Fidelity National Information Services, Inc. 1.45% due 6/5/2017	4,000,000	3,945,868
Hewlett Packard Enterprise Co. 2.45% due 10/5/2017(3)	4,500,000	4,496,184
KLA-Tencor Corp. Sr. Nt. 2.375% due 11/1/2017(1)	4,000,000	4,002,080
NXP B.V. 3.50% due 9/15/2016(3)	3,400,000	3,404,250

		15,848,382

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	71

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2015	Principal Amount	Value
Tobacco – 0.6%
Reynolds American, Inc. 2.30% due 6/12/2018	$5,000,000	$5,031,405

		5,031,405
Transportation Services – 0.3%
Ryder System, Inc. Sr. Nt. 3.60% due 3/1/2016(1)	2,500,000	2,509,790

		2,509,790
Wireless – 0.7%
American Tower Corp. Sr. Nt. 4.50% due 1/15/2018(1)	5,602,000	5,842,287

		5,842,287
Wirelines – 0.5%
Verizon Communications, Inc. Sr. Nt. 2.50% due 9/15/2016(1)	3,977,000	4,008,033

		4,008,033
Total Corporate Bonds (Cost $331,206,789)		326,279,134

	Principal Amount	Value
Non-Agency Mortgage-Backed Securities – 12.2%
Banc of America Funding Trust 2004-2 1CB1 5.75% due 9/20/2034(1)	1,255,977	1,352,356
2005-D A1 2.754% due 5/25/2035(1)(2)	2,875,877	2,924,891
Banc of America Mortgage Securities Trust 2003-J 2A2 3.048% due 11/25/2033(1)(2)	1,214,681	1,212,489
Bear Stearns ALT-A Trust 2003-3 2A 2.672% due 10/25/2033(1)(2)	4,047,678	4,062,555
2004-4 A1 1.022% due 6/25/2034(1)(2)	2,918,793	2,795,084
2004-7 2A1 2.624% due 8/25/2034(1)(2)	2,358,388	2,382,063
Chase Mortgage Finance Trust 2007-A1 2A1 2.656% due 2/25/2037(1)(2)	1,755,706	1,759,419
CS First Boston Mortgage Securities Corp. 2003-11 1A31 5.50% due 6/25/2033(1)	546,817	567,081

72	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2015	Principal Amount	Value
Non-Agency Mortgage-Backed Securities (continued)
2003-23 2A8 4.50% due 10/25/2018(1)	$186,476	$187,021
2003-8 2A1 5.00% due 4/25/2018(1)	76,496	77,900
2004-5 5A1 5.00% due 8/25/2019	377,335	383,246
2004-AR5 3A1 2.804% due 6/25/2034(1)(2)	4,729,779	4,559,688
2004-AR5 6A1 2.559% due 6/25/2034(1)(2)	7,031,853	7,056,651
2004-AR7 4A1 2.56% due 11/25/2034(1)(2)	4,202,418	4,273,607
Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M2 2.822% due 10/25/2024(2)	3,650,000	3,660,506
GSR Mortgage Loan Trust 2004-15F 5A1 5.50% due 1/25/2020(1)	627,417	640,642
Impac CMB Trust 2004-7 1A1 1.162% due 11/25/2034(1)(2)	4,547,466	4,286,485
JPMorgan Mortgage Trust 2004-S1 1A7 5.00% due 9/25/2034(1)	467,736	482,536
2004-S2 1A3 4.75% due 11/25/2019(1)	259,304	262,122
2005-A1 3A1 2.716% due 2/25/2035(1)(2)	1,644,789	1,670,226
2005-A1 6T1 2.71% due 2/25/2035(1)(2)	542,137	540,760
2006-A2 5A1 2.677% due 11/25/2033(1)(2)	2,093,480	2,113,455
Master Adjustable Rate Mortgages Trust 2004-13 2A1 2.775% due 4/21/2034(1)(2)	2,410,920	2,422,539
2004-13 3A7 2.772% due 11/21/2034(1)(2)	4,520,675	4,618,541
Master Asset Securitization Trust 2003-2 2A10 4.50% due 3/25/2018(1)	267,362	267,141
2003-5 2A1 5.00% due 6/25/2018	129,357	132,986
Merrill Lynch Mortgage Investors Trust 2005-A2 A2 2.496% due 2/25/2035(1)(2)	7,294,668	7,318,657
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018(1)	223,144	225,554

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	73

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2015	Principal Amount	Value
Non-Agency Mortgage-Backed Securities (continued)
2004-7AR 2A1 2.484% due 9/25/2034(1)(2)	$5,337,861	$5,241,948
2005-6AR 1A1 0.702% due 11/25/2035(1)(2)	1,725,175	1,668,043
MortgageIT Trust 2004-1 A1 1.202% due 11/25/2034(1)(2)	2,854,754	2,702,181
Prime Mortgage Trust 2003-3 A9 5.50% due 1/25/2034(1)	832,595	831,781
2004-2 A2 4.75% due 11/25/2019(1)	245,574	246,982
2004-2 A3 5.25% due 11/25/2019(1)	156,371	158,461
Residential Asset Mortgage Products Trust 2005-SL1 A4 6.00% due 5/25/2032	4,905	4,895
Residential Asset Securitization Trust 2003-A2 A1 4.25% due 5/25/2033(1)	1,010,022	1,008,391
Residential Funding Mortgage Securities I Trust 2005-S3 A1 4.75% due 3/25/2020	607,836	616,800
Structured Adjustable Rate Mortgage Loan Trust 2004-6 4A1 2.546% due 6/25/2034(1)(2)	5,193,984	5,181,455
Structured Asset Mortgage Investments II Trust 2004-AR7 A1A 1.102% due 4/19/2035(1)(2)	1,669,527	1,612,556
Structured Asset Securities Corp. 2003-29 2A1 5.25% due 9/25/2023(1)	1,183,030	1,207,358
2004-21XS 2A6A 4.74% due 12/25/2034(1)(2)	52,395	53,442
2004-3 3A1 5.50% due 3/25/2019(1)	481,482	492,990
Wells Fargo Mortgage Backed Securities Trust 2003-J 2A1 2.634% due 10/25/2033(1)(2)	422,847	425,888
2003-N 2A1 2.668% due 12/25/2033(1)(2)	834,928	819,369
2004-M A7 2.739% due 8/25/2034(1)(2)	3,272,162	3,323,219
2004-O A1 2.743% due 8/25/2034(1)(2)	1,623,407	1,617,788
2004-Z 2A2 2.851% due 12/25/2034(1)(2)	1,701,824	1,700,260
2005-2 2A1 4.75% due 4/25/2020(1)	126,397	129,400

74	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2015	Principal Amount	Value
Non-Agency Mortgage-Backed Securities (continued)
2005-AR10 2A6 2.738% due 6/25/2035(1)(2)	$3,881,268	$3,905,336
2005-AR12 2A5 2.738% due 6/25/2035(1)(2)	3,161,617	3,229,517
2005-AR12 2A6 2.738% due 6/25/2035(1)(2)	3,523,077	3,572,188
Total Non-Agency Mortgage-Backed Securities (Cost $102,061,731)		101,986,449

	Principal Amount	Value
U.S. Agencies – 0.1%
FHLMC 2.00% due 8/25/2016(1)	400,000	403,219
Total U.S. Agencies (Cost $402,121)		403,219

	Principal Amount	Value
U.S. Government Securities – 0.7%
U.S. Treasury Notes 0.50% due 11/30/2016(1)	125,000	124,668
0.625% due 6/30/2017	5,500,000	5,472,286
Total U.S. Government Securities (Cost $5,624,676)		5,596,954

	Principal Amount	Value
Repurchase Agreements — 3.2%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $26,877,090, due 1/4/2016(4)	26,877,000	26,877,000
Total Repurchase Agreements (Cost $26,877,000)		26,877,000
Total Investments - 99.6% (Cost $849,373,074)		835,690,976
Other Assets, Net - 0.4%		3,748,652
Total Net Assets - 100.0%		$839,439,628

(1)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	75

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2015.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2015, the aggregate market value of these securities amounted to $113,508,908, representing 13.5% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FNMA	6.625%	11/15/2030	$26,776,575

U.S. Treasury Note	1.625%	7/31/2020	645,806

The table below presents futures contracts as of December 31, 2015:

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Depreciation
Purchased Futures Contracts

2 YR U.S. Treasury Note	Goldman Sachs & Co.	1,191	3/31/2016	$258,726	$(416,194)

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Appreciation
Sold Futures Contracts

10 YR U.S. Treasury Note	Goldman Sachs & Co.	51	3/21/2016	$6,421	$28,534

U.S. Long Bond	Goldman Sachs & Co.	19	3/21/2016	2,921	5,287

Total					$33,821

The table below presents credit default swap contracts as of December 31, 2015:

Referenced Obligations	Counterparty	Currency	Notional Amount (000)	Fund Pays Fixed Rate	Expiration Date	Value	Unamortized Upfront Premium Received	Unrealized Appreciation
Protection Bought

CDX North America High Yield Series 25 Index	Goldman Sachs & Co.	USD	$30,000	5.00%	12/20/2020	$(339,089)	$(587,564)	$248,475

76	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

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The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Agency Mortgage-Backed Securities	$—	$36,347,124	$—	$36,347,124

Asset-Backed Securities	—	134,462,069	—	134,462,069

Senior Secured Loans	—	54,804,412	—	54,804,412

Commercial Mortgage-Backed Securities	—	148,934,615	—	148,934,615

Corporate Bonds	—	326,279,134	—	326,279,134

Non-Agency Mortgage-Backed Securities	—	101,986,449	—	101,986,449

U.S. Agencies	—	403,219	—	403,219

U.S. Government Securities	—	5,596,954	—	5,596,954

Repurchase Agreements	—	26,877,000	—	26,877,000

Other Financial Instruments:

Financial Futures Contracts	(382,373)	—	—	(382,373)

Credit Default Swaps	—	(339,089)	—	(339,089)

Total	$(382,373)	$835,351,887	$—	$834,969,514

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	77

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2015	Principal Amount	Value
Senior Secured Loans – 23.2%
Automotive – 1.2%
Navistar International Corp. Term Loan B 6.50% due 8/7/2020(1)	$1,001,401	$877,898

		877,898
Cable Satellite – 1.6%
Grande Communications Holdings Term Loan B 4.50% due 5/31/2020(1)	1,178,869	1,154,313

		1,154,313
Consumer Products – 1.3%
Party City Holdings, Inc. 2015 Term Loan B 4.25% due 8/19/2022(1)	997,500	966,957

		966,957
Food And Beverage – 1.4%
Hostess Brands LLC 2nd Lien Term Loan 8.50% due 8/3/2023(1)	1,000,000	988,750

		988,750
Healthcare – 4.7%
ADMI Corp. 2015 Term Loan B 5.50% due 4/30/2022(1)	696,500	693,888
Connolly Corp. 2nd Lien Term Loan 8.00% due 5/14/2022(1)	1,500,000	1,474,995
Phillips-Medisize Corp. 2nd Lien Term Loan 8.25% due 6/16/2022(1)	1,350,000	1,269,000

		3,437,883
Independent Energy – 0.9%
Chief Exploration & Development LLC 2nd Lien Term Loan 7.50% due 5/12/2021(1)	1,000,000	666,670

		666,670
Industrial - Other – 1.6%
Gates Global, Inc. Term Loan B 4.25% due 7/5/2021(1)	1,234,375	1,155,017

		1,155,017

78	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2015	Principal Amount	Value
Insurance: Property - Casualty – 2.0%
USI, Inc. Term Loan B 4.25% due 12/27/2019(1)	$1,473,618	$1,423,147

		1,423,147
Media - Entertainment – 2.8%
Deluxe Entertainment Services Group, Inc. Term Loan 2014 6.50% due 2/28/2020(1)	938,540	886,920
William Morris Endeavor Entertainment LLC 2nd Lien Term Loan 8.25% due 5/1/2022(1)	1,350,000	1,174,500

		2,061,420
Oil Field Services – 1.5%
Caelus Energy Alaska O3 LLC 2nd Lien Term Loan 8.75% due 4/15/2020(1)	800,000	420,000
Drillships Financing Holding, Inc. Term Loan B1 6.00% due 3/31/2021(1)	1,020,673	404,442
Floatel International Ltd. USD Term Loan B 6.00% due 6/27/2020(1)	580,568	254,289

		1,078,731
Restaurants – 1.5%
B.C. Unlimited Liability Co. Term Loan B2 3.75% due 12/12/2021(1)	1,132,734	1,121,407

		1,121,407
Retailers – 1.8%
The Neiman Marcus Group, Inc. 2020 Term Loan 4.25% due 10/25/2020(1)	1,481,156	1,307,120

		1,307,120
Technology – 0.9%
Avaya, Inc. Term Loan B7 6.25% due 5/29/2020(1)	979,513	676,951

		676,951
Total Senior Secured Loans (Cost $19,608,596)		16,916,264

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	79

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2015	Principal Amount	Value
Corporate Bonds – 74.1%
Aerospace & Defense – 3.9%
Bombardier, Inc. Sr. Nt. 5.50% due 9/15/2018(2)	$1,000,000	$917,600
KLX, Inc. 5.875% due 12/1/2022(2)	1,000,000	950,000
StandardAero Aviation Holdings, Inc. 10.00% due 7/15/2023(2)	1,000,000	992,500

		2,860,100
Building Materials – 5.1%
Builders FirstSource, Inc. 10.75% due 8/15/2023(2)	1,000,000	992,500
Building Materials Corp. of America Sr. Nt. 6.00% due 10/15/2025(2)	600,000	612,000
NCI Building Systems, Inc. 8.25% due 1/15/2023(2)	1,000,000	1,050,000
RSI Home Products, Inc. Sec. Nt. 6.50% due 3/15/2023(2)	1,000,000	1,030,000

		3,684,500
Cable Satellite – 4.2%
CCOH Safari LLC Sr. Nt. 5.75% due 2/15/2026(2)	670,000	671,675
Cequel Communications Holdings I LLC Sr. Nt. 5.125% due 12/15/2021(2)	1,000,000	900,000
Intelsat Luxembourg S.A. 8.125% due 6/1/2023	1,000,000	452,500
Neptune Finco Corp. Sr. Sec. Nt. 6.625% due 10/15/2025(2)	1,000,000	1,040,000

		3,064,175
Chemicals – 1.0%
Hexion, Inc. Sr. Sec. Nt. 8.875% due 2/1/2018	1,000,000	705,000

		705,000
Construction Machinery – 2.1%
Ahern Rentals, Inc. Sec. Nt. 7.375% due 5/15/2023(2)	1,000,000	807,500

80	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2015	Principal Amount	Value
Construction Machinery (continued)
United Rentals North America, Inc. 6.125% due 6/15/2023	$730,000	$746,425

		1,553,925
Consumer Cyclical Services – 1.1%
Monitronics International, Inc. 9.125% due 4/1/2020(3)	1,000,000	792,500

		792,500
Consumer Products – 2.6%
Alphabet Holding Co., Inc. Sr. Nt. 7.75% due 11/1/2017(4)	330,000	321,750
Jarden Corp. 5.00% due 11/15/2023(2)	1,000,000	1,022,500
Kronos Acquisition Holdings, Inc. Sr. Nt. 9.00% due 8/15/2023(2)	670,000	572,850

		1,917,100
Electric – 4.4%
Calpine Corp. Sr. Sec. Nt. 5.875% due 1/15/2024(2)	1,200,000	1,230,000
DPL, Inc. Sr. Nt. 7.25% due 10/15/2021	1,200,000	1,140,000
GenOn Energy, Inc. Sr. Nt. 9.50% due 10/15/2018	1,000,000	807,830

		3,177,830
Food And Beverage – 4.3%
Cott Beverages, Inc. 6.75% due 1/1/2020	1,000,000	1,032,500
Dean Foods Co. 6.50% due 3/15/2023(2)	1,000,000	1,040,000
FAGE Dairy Industry S.A. 9.875% due 2/1/2020(2)	1,000,000	1,040,000

		3,112,500
Gaming – 3.6%
Golden Nugget Escrow, Inc. Sr. Nt. 8.50% due 12/1/2021(2)(3)	1,200,000	1,206,000
Scientific Games International, Inc. 6.625% due 5/15/2021	1,200,000	564,000
Wynn Macau Ltd. Sr. Nt. 5.25% due 10/15/2021(2)	1,000,000	880,000

		2,650,000

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	81

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2015	Principal Amount	Value
Government Related – 1.3%
CITGO Petroleum Corp. Sr. Sec. Nt. 6.25% due 8/15/2022(2)	$1,000,000	$960,000

		960,000
Healthcare – 5.2%
Crimson Merger Sub, Inc. Sr. Nt. 6.625% due 5/15/2022(2)	1,000,000	685,000
Kindred Healthcare, Inc. 8.00% due 1/15/2020	1,000,000	935,000
Tenet Healthcare Corp. Sr. Nt. 8.125% due 4/1/2022	1,200,000	1,197,000
Universal Hospital Services, Inc. Sec. Nt. 7.625% due 8/15/2020	1,000,000	938,750

		3,755,750
Home Construction – 3.5%
K Hovnanian Enterprises, Inc. 8.00% due 11/1/2019(2)	750,000	465,000
WCI Communities, Inc. 6.875% due 8/15/2021	1,000,000	1,050,620
Woodside Homes Co. LLC 6.75% due 12/15/2021(2)(3)	1,200,000	1,032,000

		2,547,620
Independent Energy – 2.5%
Clayton Williams Energy, Inc. 7.75% due 4/1/2019	1,000,000	771,250
Denbury Resources, Inc. 5.50% due 5/1/2022	1,000,000	331,980
Jupiter Resources, Inc. Sr. Nt. 8.50% due 10/1/2022(2)	1,430,000	572,000
Linn Energy LLC 7.75% due 2/1/2021	1,000,000	145,000

		1,820,230
Media - Entertainment – 7.3%
AMC Networks, Inc. 4.75% due 12/15/2022	1,200,000	1,200,000
Netflix, Inc. Sr. Nt. 5.75% due 3/1/2024	1,100,000	1,130,250
Sinclair Television Group, Inc. 5.625% due 8/1/2024(2)	1,000,000	972,500

82	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2015	Principal Amount	Value
Media - Entertainment (continued)
Tribune Media Co. 5.875% due 7/15/2022(2)	$1,000,000	$1,000,000
Univision Communications, Inc. Sr. Sec. Nt. 6.75% due 9/15/2022(2)	1,000,000	1,036,250

		5,339,000
Packaging – 2.8%
Berry Plastics Corp. Sec. Nt. 6.00% due 10/15/2022(2)	1,000,000	1,017,500
Reynolds Group Issuer, Inc. 8.50% due 5/15/2018	1,000,000	988,750

		2,006,250
Paper – 0.8%
Millar Western Forest Products Ltd. Sr. Nt. 8.50% due 4/1/2021	1,200,000	618,000

		618,000
Pharmaceuticals – 1.3%
Jaguar Holding Co. II 6.375% due 8/1/2023(2)	1,000,000	975,000

		975,000
Refining – 1.8%
Calumet Specialty Products Partners LP 7.625% due 1/15/2022(3)	1,550,000	1,317,500

		1,317,500
Retailers – 5.6%
Argos Merger Sub, Inc. Sr. Nt. 7.125% due 3/15/2023(2)	1,000,000	991,500
Asbury Automotive Group, Inc. 6.00% due 12/15/2024(2)	1,000,000	1,032,500
Penske Automotive Group, Inc. 5.75% due 10/1/2022	1,000,000	1,027,500
Sally Holdings LLC 5.625% due 12/1/2025	1,000,000	1,010,000

		4,061,500
Supermarkets – 1.4%
Tops Holding LLC Sr. Sec. Nt. 8.00% due 6/15/2022(2)	1,000,000	985,000

		985,000

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	83

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2015	Principal Amount	Value
Technology – 1.4%
First Data Corp. 7.00% due 12/1/2023(2)	$1,000,000	$1,000,000

		1,000,000
Wireless – 2.6%
SBA Communications Corp. Sr. Nt. 4.875% due 7/15/2022	1,000,000	985,000
Sprint Corp. 7.125% due 6/15/2024	1,250,000	901,563

		1,886,563
Wirelines – 4.3%
EarthLink Holdings Corp. Sr. Sec. Nt. 7.375% due 6/1/2020	500,000	508,750
8.875% due 5/15/2019	745,000	758,037
Frontier Communications Corp. Sr. Nt. 10.50% due 9/15/2022(2)	1,000,000	996,250
Windstream Services LLC 6.375% due 8/1/2023	1,250,000	900,000

		3,163,037
Total Corporate Bonds (Cost $60,912,024)		53,953,080

	Shares	Value
Common Stocks – 0.2%
Consumer Cyclical Services – 0.2%
Gray Television, Inc.(5)	10,500	171,150

		171,150
Total Common Stocks (Cost $140,242)		171,150

84	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2015	Principal Amount	Value
Repurchase Agreements – 1.4%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $1,014,003, due 1/4/2016(6)	$1,014,000	$1,014,000
Total Repurchase Agreements (Cost $1,014,000)		1,014,000
Total Investments - 98.9% (Cost $81,674,862)		72,054,494
Other Assets, Net - 1.1%		780,201
Total Net Assets - 100.0%		$72,834,695

(1)	Variable rate security. The rate shown is the rate in effect at December 31, 2015.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2015, the aggregate market value of these securities amounted to $30,675,625, representing 42.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Securities are segregated to cover anticipated or existing derivative positions.
(4)

Payment-in-kind security, for which interest payments may be made in additional principal ranging from 0% to 100% of the full stated interest rate. As of December 31, 2015, interest payments had been made in cash.

(5)	Non-income producing security.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLB	3.30%	8/27/2032	$911,925

U.S. Treasury Note	1.625%	7/31/2020	130,163

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	85

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Senior Secured Loans	$—	$16,916,264	$—	$16,916,264

Corporate Bonds	—	53,953,080	—	53,953,080

Common Stocks	171,150	—	—	171,150

Repurchase Agreements	—	1,014,000	—	1,014,000

Total	$171,150	$71,883,344	$—	$72,054,494

86	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2015	Principal Amount	Value
Municipal Bonds – 93.6%
Alaska – 0.8%
Alaska St. Hsg. Fin. Corp. Ref. 5.00% due 12/1/2026	$1,250,000	$1,516,225

		1,516,225
California – 11.5%
California Golden St. Tobacco Securitization Corp. Asset Bkd. Ref-Ser. A 5.00% due 6/1/2040	3,000,000	3,427,560
California St. G.O. Var. Purp. 6.00% due 3/1/2033 - 11/1/2035	5,000,000	5,879,340
6.50% due 4/1/2033	2,000,000	2,345,180
California St. Pub. Wrks. Brd. Lease Rev. Dept. Dev. Svcs. Porterville Ser. C 6.50% due 4/1/2029	1,500,000	1,751,565
Dept. Gen. Svcs. Bldgs. 8 & 9 Ser. A 6.125% due 4/1/2028	1,000,000	1,147,250
Trustees Calif. St. Univ. Ser. D 6.125% due 4/1/2028	1,245,000	1,433,443
Var. Cap. Projs. Sub. Ser. I-1 6.125% due 11/1/2029	1,875,000	2,198,738
San Diego Cnty. CA Regl. Arpt. Auth. Rev. AMT-Senior-Ser. B 5.00% due 7/1/2038	1,200,000	1,341,084
San Francisco City & Cnty. Arpt. Commn. Intl. Rev. Ref-AMT-Second-Ser. C 5.00% due 5/1/2025	1,500,000	1,732,530

		21,256,690
Colorado – 0.6%
Colorado St. Hlth. Facs. Auth. Rev. Valley View Hosp. Association Proj. 4.00% due 5/15/2035	1,000,000	1,027,820

		1,027,820
Connecticut – 2.7%
Connecticut St. G.O. Ser. A 5.00% due 3/15/2031	1,000,000	1,173,620
Connecticut St. Spl. Tax Oblig. Rev. Transn. Infrastructure Ser. A 5.00% due 11/1/2027	1,500,000	1,655,775
Hartford CT Stadium Auth. Lease Rev. Ser. A 5.00% due 2/1/2036	2,000,000	2,210,080

		5,039,475

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	87

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2015	Principal Amount	Value
District Of Columbia – 0.9%
Metropolitan Washington DC Arpt. Auth. Sys. Rev. AMT-Ser. C 5.00% due 10/1/2028	$1,500,000	$1,699,185

		1,699,185
Florida – 6.6%
Brevard Cnty. FLA Health Facs. Auth. Health Care Facs. Rev. Health First Inc. Proj. 7.00% due 4/1/2019(1)	1,500,000	1,776,870
Florida St. G.O. Dept. Trans. Right of Way 5.375% due 7/1/2027	1,500,000	1,613,430
Miami-Dade Cnty. FLA Aviation Rev. Ser. A 6.00% due 10/1/2027	1,500,000	1,758,045
Miami-Dade Cnty. FLA Public Facs. Rev. Ref-Jackson Hlth. Sys. Ser. A 5.00% due 6/1/2033	2,000,000	2,238,540
Orange County FLA Hlth. Facs. Auth. Rev. Presbyterian Retirement Communities 5.00% due 8/1/2040	3,000,000	3,209,400
Palm Beach Cnty. FLA Wtr. & Swr. Rev. FPL Reclaimed Wtr. Proj. 5.25% due 10/1/2033	1,500,000	1,703,010

		12,299,295
Georgia – 1.9%
Carrollton GA Payroll Dev. Auth. Rev. Ref- UWG Athletic Complex LLC Proj. AGM Insured 5.00% due 6/15/2037	1,500,000	1,697,595
Gwinnett Cnty. GA Sch. Dist. G.O.
5.00% due 2/1/2018(1)	1,760,000	1,907,224

		3,604,819
Illinois – 7.8%
Chicago IL Transitional Auth. Sales Tax Receipts Rev. AGM Insured 5.00% due 12/1/2044	2,450,000	2,647,152
Chicago IL Wastewtr. Transmission Rev. Ref-Second Lien-Ser. C 5.00% due 1/1/2034	1,000,000	1,089,830
Illinois St. G.O.
5.00% due 3/1/2017	1,000,000	1,040,420
5.00% due 1/1/2019(2)	3,350,000	3,578,570
5.50% due 7/1/2027	2,000,000	2,229,360

88	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2015	Principal Amount	Value
Illinois (continued)
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev.
Ref. Ser. A-1 5.25% due 1/1/2030	$2,000,000	$2,232,380
Ser. B 5.50% due 1/1/2018(1)	1,500,000	1,635,210

		14,452,922
Indiana – 1.2%
Indiana Fin. Auth. Health Sys. Rev. Sisters of St. Francis Health 5.00% due 11/1/2025	2,000,000	2,262,840

		2,262,840
Kansas – 0.9%
Kansas St. Dev. Fin. Auth. Hosp. Rev. Adventist Health 5.50% due 11/15/2029	1,500,000	1,714,380

		1,714,380
Louisiana – 1.4%
Louisiana Loc. Govt. Environmental Facs. & Cmnty. Dev. Auth. Rev. Jefferson Parish Ser. A 5.25% due 4/1/2022	1,525,000	1,717,318
Louisiana St. Pub. Facs. Auth. Rev. Ochsner Clinic Foundation Proj. Ser. A 5.375% due 5/15/2043	870,000	904,356

		2,621,674
Maryland – 0.9%
Anne Arundel Cnty. MD G.O. Cons. Gen. Impt. 5.00% due 4/1/2028	1,500,000	1,730,670

		1,730,670
Massachusetts – 4.6%
Massachusetts Bay Transn. Auth. Rev. Assignment-Ser. A 5.25% due 7/1/2018(1)	435,000	480,170
5.25% due 7/1/2034	1,065,000	1,161,010
Massachusetts St. College Bldg. Auth. Rev. Ser. B 5.00% due 5/1/2030	1,500,000	1,729,635
Massachusetts St. Dept. Transn. Met Hwy. Sys. Rev. Ser. B 5.00% due 1/1/2027	2,000,000	2,265,720
Massachusetts St. Health & Ed. Facs. Auth. Rev. Harvard Univ. Ser. A 5.50% due 11/15/2036	1,500,000	1,689,720

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	89

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2015	Principal Amount	Value
Massachusetts (continued)
Univ. of Massachusetts Bldg. Auth. Proj. Rev. Senior-Ser. 1 5.00% due 11/1/2039	$1,000,000	$1,164,040

		8,490,295
Michigan – 1.6%
Michigan St. Hsg. Dev. Auth. Rental Hsg. Rev. Ser. B 5.00% due 10/1/2018(2)	1,820,000	1,917,789
Wayne Cnty. MI Arpt. Auth. Rev. Ser. D 5.00% due 12/1/2040	1,000,000	1,117,490

		3,035,279
Minnesota – 0.0%
Minnesota St. G.O. 5.00% due 8/1/2017(1)	30,000	31,971

		31,971
Mississippi – 0.5%
Mississippi St. Dev. Bank Spl. Oblig. Rev. Ref-Muni Energy Agcy. of St. Pwr. Supply-Ser. A AGM Insured 4.00% due 3/1/2041	1,000,000	1,010,790

		1,010,790
Missouri – 1.8%
Metropolitan St. Louis MO Swr. Dist. Wastewtr. Sys. Rev. Ser. A 5.75% due 5/1/2017(1)	1,500,000	1,601,775
Missouri St. Environmental Impt. & Energy Res. Auth. Wtr. Poll. Rev. St. Revolving Fds. Pgs. Ser. A 5.75% due 1/1/2019(1)	1,500,000	1,705,290

		3,307,065
Nevada – 1.2%
Clark Cnty. NV Wtr. Reclamation Dist. G.O. Ser. A 5.25% due 7/1/2038	2,000,000	2,227,120

		2,227,120
New Jersey – 7.6%
Essex Cnty. NJ Impt. Auth. Proj. Rev. AMBAC Insured 5.00% due 12/15/2023	1,680,000	1,828,630
New Jersey St. Economic Dev. Auth. Rev. Ser. WW 5.25% due 6/15/2032	3,000,000	3,216,780

90	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2015	Principal Amount	Value
New Jersey (continued)
New Jersey St. G.O. Var. Purp. 5.00% due 6/1/2021	$2,000,000	$2,241,960
New Jersey St. Hlth. Care Facs. Fing. Auth. Rev. Univ. Hosp.-Ser. A AGM Insured 5.00% due 7/1/2046	1,500,000	1,637,235
New Jersey St. Transn. Tr. Fd. Auth. Rev. Trans. Prog. Ser. AA 4.75% due 6/15/2038	1,000,000	1,027,560
5.00% due 6/15/2045	1,500,000	1,565,340
Transn. Sys. Ser. C AGM Insured 5.50% due 12/15/2016(2)	1,500,000	1,559,775
South Jersey NJ Trans. Auth. Rev. Ref- Ser. A 5.00% due 11/1/2039	1,000,000	1,069,040

		14,146,320
New York – 8.3%
Metropolitan Trans. Auth. NY Rev. Ref-Trans. Sub. Ser. C-1 5.00% due 11/15/2034	2,500,000	2,933,225
New York City NY Mun. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Ref-2nd Gen. Resolution-Ser. FF 5.00% due 6/15/2039	1,250,000	1,448,637
New York Counties NY Tobacco Trust II Rev. Tobacco Settlement Pass Through Bds. 5.75% due 6/1/2043	1,200,000	1,215,564
New York St. Convention Center Dev. Corp. Rev. Ref-Hotel Unit Fee Secured 5.00% due 11/15/2040	2,000,000	2,311,400
New York St. Liberty Dev. Corp. Liberty Rev. Ref-7 World Trade Ctr. Class 1 5.00% due 9/15/2029	2,000,000	2,349,000
Port Authority of NY & NJ Rev. AMT-Ser. 178 5.00% due 12/1/2032	1,000,000	1,134,490
Consol-Ser. 172 5.00% due 10/1/2030	2,000,000	2,247,640
Utility Debt Securitization Auth. NY Rev. Restructuring-Ser. TE 5.00% due 12/15/2041	1,500,000	1,730,040

		15,369,996

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	91

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2015	Principal Amount	Value
North Carolina – 2.0%
Charlotte NC Wtr. & Swr. Sys. Rev. Ser. B 5.00% due 7/1/2033	$1,750,000	$2,000,862
University NC at Chapel Hill Rev. 5.00% due 12/1/2027	1,500,000	1,613,385

		3,614,247
Ohio – 0.9%
Ohio St. Hosp. Fac. Rev. Cleveland Clinic Health Ser. B 5.50% due 1/1/2034	1,500,000	1,702,845

		1,702,845
Oklahoma – 1.0%
Oklahoma St. Wtr. Res. Brd. Revolving Fd. Rev. Master Tr. 5.00% due 4/1/2029	1,635,000	1,815,618

		1,815,618
Oregon – 2.5%
Oregon St. Dept. Administrative Svcs. Lottery Rev. Ser. A 5.25% due 4/1/2030	1,480,000	1,737,254
Oregon St. Dept. Transn. Hwy. User Tax Rev. Ser. A 5.00% due 11/15/2038	1,000,000	1,170,330
Port of Portland OR Arpt. Rev. Ref-Portland Intl. Arpt. Ser. 23 5.00% due 7/1/2035	1,500,000	1,769,130

		4,676,714
Pennsylvania – 3.1%
Franklin Cnty. PA Ind. Dev. Auth. Rev. Chambersburg Hosp. Proj. 5.30% due 7/1/2030	1,000,000	1,132,190
Pennsylvania St. Higher Edl. Facs. Auth. Rev. Univ. Pittsburgh Med. Ctr. Ser. E 5.00% due 5/15/2031	1,000,000	1,121,930
Pennsylvania St. Tpk. Commn. Tpk. Rev. Ser. A 5.00% due 12/1/2044	2,000,000	2,242,340
Sub-Spl-Motor License Fd. Enhanced Ser. A 6.00% due 12/1/2036	1,000,000	1,178,730

		5,675,190
Rhode Island – 2.1%
Rhode Island St. & Providence Plantations G.O. Cons. Cap. Dev. Lien-Ser. A 5.50% due 8/1/2031	1,500,000	1,784,085

92	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2015	Principal Amount	Value
Rhode Island (continued)
Rhode Island Tobacco Settlement Fing. Corp. Ref-Ser. A 5.00% due 6/1/2035	$2,000,000	$2,118,380

		3,902,465
South Carolina – 0.9%
South Carolina St. Pub. Svc. Auth. Rev. Ser. B 5.25% due 1/1/2034	1,500,000	1,653,930

		1,653,930
Tennessee – 3.3%
Johnson City Health & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Health Alliance 5.625% due 7/1/2030	1,500,000	1,670,775
Metropolitan Govt. Nashville & Davidson Cnty. Tenn Health & Ed. Facs. Brd. Rev. Vanderbilt Univ. Ser. A 5.00% due 10/1/2034	1,250,000	1,395,312
Vanderbilt Univ. Ser. B 5.50% due 10/1/2034	1,500,000	1,717,755
Tennessee St. Sch. Bd. Auth. Rev. Higher Edl. Facs. 2nd Prog. Ser. B 5.125% due 5/1/2018(1)	1,230,000	1,350,196

		6,134,038
Texas – 10.1%
Canadian River Tex. Mun. Wtr. Auth. Rev. Sub Lien-Conjunctive Use Groundwater Supply Proj. 5.00% due 2/15/2026	2,000,000	2,301,480
Lower Colorado River Tex. Auth. Rev Ref. 5.50% due 5/15/2032	1,000,000	1,172,580
Montgomery Cnty. Tex. G.O. 5.125% due 3/1/2031	1,500,000	1,682,580
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev. Ser. C 6.00% due 1/1/2023 - 1/1/2025	4,250,000	4,792,353
North Tex. Twy. Auth. Rev. Sr. Projs. Sys. Ser. A 5.50% due 9/1/2036	1,500,000	1,757,370
Round Rock Tex. Indpt. Sch. Dist. G.O. Sch. Bldg. 5.25% due 8/1/2034	1,500,000	1,660,500
Tex. Private Activity Bd. Surface Transn. Corp. Rev. Sr. Lien 6.875% due 12/31/2039	3,130,000	3,730,365

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	93

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2015	Principal Amount	Value
Texas (continued)
Texas St. Univ. Sys. Fing. Rev. 5.25% due 3/15/2027	$1,500,000	$1,687,635

		18,784,863
Vermont – 0.9%
Vermont St. Student Assistance Corp. Ed. Loan Rev. AMT- Ser.A 5.00% due 6/15/2022	1,400,000	1,594,516

		1,594,516
Virginia – 1.3%
Virginia St. Res. Auth. Infrastructure Rev. Ref-Pooled Fing. Prog. Ser. A 5.00% due 11/1/2038	2,095,000	2,461,855

		2,461,855
Washington – 2.7%
Richland WA Elec. Utility Rev. 5.00% due 11/1/2041	2,370,000	2,692,699
Washington St. G.O. Motor Vehicle Tax-Senior 520 Corridor Prog. Toll-Ser. C 5.00% due 6/1/2033	2,000,000	2,296,940

		4,989,639
Total Municipal Bonds (Cost $160,611,373)		173,850,751
Total Investments - 93.6% (Cost $160,611,373)		173,850,751
Other Assets, Net - 6.4%		11,866,510
Total Net Assets - 100.0%		$185,717,261

(1)	Pre-refunded.
(2)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$173,850,751	$—	$173,850,751

Total	$—	$173,850,751	$—	$173,850,751

94	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2015	Principal Amount	Value
Municipal Bonds – 95.1%
Arizona – 0.8%
Tempe AZ Indl. Dev. Auth. Rev. Ref-Friendship Vlg. Ser. A 6.25% due 12/1/2042	$1,000,000	$1,072,120

		1,072,120
California – 5.4%
California St. Hsg. Fin. Agy. Rev. AMT-Home Mtge. Ser. K 5.50% due 2/1/2042	160,000	160,566
California St. Muni. Fin. Auth. Rev. Emerson College 5.75% due 1/1/2033	1,300,000	1,483,846
California St. Pub. Wrks. Brd. Lease Rev. Var. Cap. Projs. Sub. Ser. I-1 6.125% due 11/1/2029(1)	1,500,000	1,758,990
6.625% due 11/1/2034	190,000	193,204
San Diego Calif. Redev. Agy. Tax Allocation Rev. Naval Training Ctr. Ser. A 5.75% due 9/1/2040	1,000,000	1,110,290
Tulare Calif. Redev. Agy. Tax Allocation Rev. Merged Tulare Redev. Ser. A 6.125% due 8/1/2035	1,970,000	2,149,191

		6,856,087
Colorado – 4.6%
Colorado Regl. Trans. Dist. Private Activity Rev. Denver Trans. Partners 6.00% due 1/15/2034	2,000,000	2,246,700
Colorado St. Hlth. Facs. Auth. Rev. Valley View Hosp. Association Proj. 5.00% due 5/15/2040	2,500,000	2,805,450
Regl. Transn. Dist. CO Private Activity Rev. Denver Trans. Partners 6.00% due 1/15/2026	670,000	756,571

		5,808,721
District Of Columbia – 3.4%
District of Columbia Rev. Utd. Negro College Fund 6.875% due 7/1/2020(2)	2,000,000	2,488,320
District of Columbia Tobacco Settlement Fing. Corp. Asset Bkd. Bds. 6.50% due 5/15/2033(1)	1,500,000	1,840,155

		4,328,475

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	95

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2015	Principal Amount	Value
Florida – 11.5%
Brevard Cnty. FLA Hlth. Facs. Auth. Hlth. Care Facs. Rev. Hlth. First Inc. Proj. 7.00% due 4/1/2019(2)	$1,350,000	$1,599,183
Highlands Cnty. FLA Hlth. Facs. Auth. Rev. Adventist Hlth./Sunbelt Ser. B 6.00% due 11/15/2037	1,600,000	1,846,128
Miami-Dade Cnty. FLA Hlth. Facs. Auth. Hosp. Rev. Ref-Miami Children’s Hosp. 5.875% due 8/1/2042	975,000	1,131,868
Ref-Miami Children’s Hosp. Ser. A 6.125% due 8/1/2042	1,895,000	2,210,347
Osceola Cnty. FLA Expressway Sys. Rev. Sr. Lien-Poinciana Parkway Proj. Ser. A 5.375% due 10/1/2047	1,500,000	1,614,030
Village Cmnty. Dev. Dist. No. 10 FLA Spl. Assessment Rev. 5.75% due 5/1/2031	1,490,000	1,702,682
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev. Ref-Phase II 6.125% due 5/1/2039	2,025,000	2,325,490
Ref-Phase III 6.125% due 5/1/2040	2,080,000	2,302,269

		14,731,997
Illinois – 10.0%
Chicago IL Proj. Ser. A 5.00% due 1/1/2033	575,000	577,651
Ser. A 5.00% due 1/1/2026	1,500,000	1,565,070
Chicago IL Brd. of Ed. Proj. Ser. C 5.25% due 12/1/2039	1,500,000	1,315,035
Chicago IL O’Hare Intl. Arpt. Rev. Gen-Third Lien-Ser. A 5.75% due 1/1/2039	1,500,000	1,743,240
Illinois Fin. Auth. Rev. Ref-Roosevelt Univ. Proj. 6.50% due 4/1/2044	755,000	793,090
Illinois St. G.O. 5.50% due 7/1/2025 - 7/1/2038	3,250,000	3,573,152
Metropolitan Pier & Exposition Auth. IL Dedicated St. Tax Rev. Ref-McCormick Ser. B-2 5.00% due 6/15/2050	3,055,000	3,135,591

		12,702,829

96	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2015	Principal Amount	Value
Indiana – 0.8%
Indiana St. Hlth. & Edl. Fac. Fing. Auth. Hosp. Rev. Cmnty. Fndtn. Northwest Indiana 5.50% due 3/1/2037	$920,000	$962,210

		962,210
Iowa – 0.8%
Iowa St. Fin. Auth. Midwestern Disaster Area Rev. St. Fertilizer Co. Proj. 5.50% due 12/1/2022	1,000,000	1,053,020

		1,053,020
Kentucky – 2.7%
Kentucky St. Economic Dev. Fin. Auth. Rev. Owensboro Medical Hlth Sys. Ser. A 6.50% due 3/1/2045	1,500,000	1,718,295
Ref-Owensboro Medical Hlth. Ser. B 6.375% due 3/1/2040	1,500,000	1,713,615

		3,431,910
Louisiana – 1.4%
Louisiana Pub. Facs. Auth. Rev. Ochsner Clinic Fndtn. Proj. 6.50% due 5/15/2037	1,500,000	1,786,650

		1,786,650
Maryland – 1.3%
Gaithersburg MD Economic Dev. Rev. Ref-Asbury MD Oblig. Ser. B 6.00% due 1/1/2023	1,500,000	1,670,265

		1,670,265
Massachusetts – 2.4%
Massachusetts Edl. Fing. Auth. Ed. Loan Rev. Ser. J 5.625% due 7/1/2028 - 7/1/2033	2,790,000	3,093,450

		3,093,450
Michigan – 0.7%
Michigan St. Hsg. Dev. Auth. Single Fam. Homeownership Rev. AMT-Ser. C 5.50% due 12/1/2028	850,000	904,672

		904,672
New Jersey – 8.2%
New Jersey Economic Dev. Auth. Rev. MSU Student Hsg. Proj. Provident Group Montclair LLC 5.875% due 6/1/2042	2,000,000	2,218,880

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	97

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2015	Principal Amount	Value
New Jersey (continued)
New Jersey St. Economic Dev. Auth. Rev. Ser. WW 5.25% due 6/15/2032	$1,000,000	$1,072,260
New Jersey St. Higher Ed. Assistance Auth. Student Loan Rev. Ser. 1 5.75% due 12/1/2028	1,500,000	1,690,455
New Jersey St. Trans. Trust Fund Auth. Rev. Trans. Prog. Ser. AA
4.75% due 6/15/2038	1,250,000	1,284,450
5.00% due 6/15/2038	2,000,000	2,099,620
Trans. Sys. Ser. A 5.00% due 6/15/2042	2,000,000	2,091,720

		10,457,385
New Mexico – 3.1%
Farmington NM Poll. Ctrl. Rev. Ref- Pub. Svc. N Mex Ser. F 6.25% due 6/1/2040	1,600,000	1,796,768
Ref-AMT-Pub. Svc. N Mex San Juan Ser. D 5.90% due 6/1/2040	2,000,000	2,206,220

		4,002,988
New York – 4.1%
Albany NY Cap. Res. Corp. Rev. St. Peter’s Hosp. 6.25% due 11/15/2020(2)	1,500,000	1,850,040
Hempstead Town NY Loc. Dev. Corp. Rev. Molloy College Proj. 5.75% due 7/1/2039	1,500,000	1,651,230
Port Auth. of New York & New Jersey Spl. Oblig. Rev. JFK Intl. Air Terminal LLC 6.00% due 12/1/2036	1,500,000	1,749,075

		5,250,345
Ohio – 2.4%
Bowling Green OH Student Hsg. Rev. CFP I LLC St. Univ. Proj. 6.00% due 6/1/2045	1,500,000	1,601,850
Richfield OH Joint Recreation Dist. 5.25% due 12/1/2042	1,500,000	1,519,155

		3,121,005
Oklahoma – 2.8%
Oklahoma Dev. Fin. Auth. CCRC Rev. Ref-Inverness Vlg. Cmnty. 6.00% due 1/1/2032	1,885,000	1,957,780

98	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2015	Principal Amount	Value
Oklahoma (continued)
Tulsa Cnty. OKLA Indl. Auth. Sr. Living Cmnty. Rev. Montereau Inc. Proj. Ser. A 7.25% due 11/1/2040	$1,500,000	$1,626,480

		3,584,260
Pennsylvania – 7.2%
Cumberland Cnty. PA Mun. Auth. Rev. Asbury PA Oblig. Group 6.00% due 1/1/2030	1,300,000	1,381,133
Diakon Lutheran 6.125% due 1/1/2019(2)	1,350,000	1,547,883
6.125% due 1/1/2029	150,000	168,034
Dauphin Cnty. PA Gen. Auth. Hlth. Sys. Rev. Pinnacle Hlth. Sys. Proj. Ser. A 6.00% due 6/1/2036	1,500,000	1,711,275
Pennsylvania St. Tpk. Commn. Tpk. Rev. Sub. Ser. A 5.625% due 12/1/2031	1,500,000	1,741,290
6.50% due 12/1/2036	1,000,000	1,195,700
Philadelphia PA Sch. Dist. Rev. Ser. A 5.00% due 9/1/2035	1,400,000	1,482,348

		9,227,663
Rhode Island – 1.4%
Rhode Island St. & Providence Plantations G.O. Cons. Cap. Dev. Lien-Ser. A 5.50% due 8/1/2031	1,500,000	1,784,085

		1,784,085
South Carolina – 1.4%
South Carolina Jobs-Economic Dev. Auth. Student Hsg. Rev. Coastal Hsg. Fndtn. Ser. A 6.00% due 4/1/2020(2)	1,500,000	1,792,365

		1,792,365
South Dakota – 0.8%
Oglala Sioux Tribe 5.00% due 10/1/2022(3)	1,000,000	1,001,240

		1,001,240
Tennessee – 1.3%
Johnson City Hlth. & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Hlth. Alliance 5.625% due 7/1/2030	1,500,000	1,670,775

		1,670,775

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	99

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2015	Principal Amount	Value
Texas – 13.9%
Central Tex. Regl. Mobility Auth. Rev. Sr. Lien 6.00% due 1/1/2041	$1,500,000	$1,745,430
North Tex. Twy. Auth. Rev. Ref-Ser. A 5.00% due 1/1/2038	1,350,000	1,527,201
Tarrant Cnty. Tex. Cultural Ed. Facs. Fin. Corp. Ret. Fac. CC Young Memorial Home Ser. B-1 7.25% due 2/15/2016	25,000	25,048
Tex. Private Activity Bd. Surface Transn. Corp. Sr. Lien-LBJ Infrastructure 7.00% due 6/30/2040	3,110,000	3,771,684
7.50% due 6/30/2033	2,000,000	2,468,480
Sr. Lien-NTE Mobility
6.875% due 12/31/2039	1,500,000	1,787,715
7.50% due 12/31/2031	1,500,000	1,815,855
Tex. St. Private Activity Bd. Surface Transn. Corp. Rev. AMT- Sr. Lien-NTE Mobility Partners Segments LLC 7.00% due 12/31/2038	1,000,000	1,253,760
Tex. St. Trans. Commn. Turnpike Sys. Rev. Sub-Ref-Ser. C 5.00% due 8/15/2042	3,000,000	3,329,520

		17,724,693
Utah – 0.9%
Utah St. Chrt. Sch. Fin. Auth. Chrt. Sch. Rev. Spectrum Academy Proj. 6.00% due 4/15/2045(3)	1,080,000	1,125,230

		1,125,230
Virginia – 1.8%
Alexandria VA Indl. Dev. Auth. Rev. Residential Care Facs. Mtg. Rev. Ref-Goodwin House 5.00% due 10/1/2050	1,000,000	1,068,280
Virginia St. Small Business Fing. Auth. Rev. Ref-Hampton Univ. 5.25% due 10/1/2029	1,000,000	1,166,720

		2,235,000
Total Municipal Bonds (Cost $110,739,891)		121,379,440
Total Investments - 95.1% (Cost $110,739,891)		121,379,440
Other Assets, Net - 4.9%		6,319,690
Total Net Assets - 100.0%		$127,699,130

100	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

(1)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).
(2)	Pre-refunded.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2015, the aggregate market value of these securities amounted to $2,126,470, representing 1.7% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$121,379,440	$—	$121,379,440

Total	$—	$121,379,440	$—	$121,379,440

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	101

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2015	Principal Amount	Value
Senior Secured Loans – 82.1%
Aerospace & Defense – 0.7%
DAE Aviation Holdings, Inc. 1st Lien Term Loan 5.25% due 7/7/2022(1)	$7,980,000	$7,924,140

		7,924,140
Airlines – 2.1%
Air Canada 2015 Term Loan B 4.00% due 9/26/2019(1)	11,222,841	11,171,441
American Airlines, Inc. New Term Loan 3.25% due 6/26/2020(1)	12,573,259	12,363,033

		23,534,474
Automotive – 1.1%
Navistar International Corp. Term Loan B 6.50% due 8/7/2020(1)	14,198,599	12,447,486

		12,447,486
Building Materials – 4.9%
Builders FirstSource, Inc. Term Loan B 6.00% due 7/31/2022(1)	9,977,083	9,852,370
Generac Power Systems, Inc. Term Loan B 3.50% due 5/31/2020(1)	15,375,057	15,041,880
Jeld-Wen, Inc. Term Loan B 5.25% due 10/15/2021(1)	13,817,557	13,667,912
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00% due 9/28/2020(1)	13,674,006	13,498,841
2nd Lien Term Loan 7.00% due 3/26/2021(1)	1,768,421	1,765,114

		53,826,117
Cable Satellite – 3.8%
Grande Communications Holdings Term Loan B 4.50% due 5/31/2020(1)	14,743,516	14,436,408
Neptune Finco Corp. 2015 Term Loan B 5.00% due 10/9/2022(1)	13,500,000	13,462,065
Yankee Cable Acquisition LLC Term Loan B 4.25% due 3/1/2020(1)	13,789,617	13,569,811

		41,468,284

102	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2015	Principal Amount	Value
Chemicals – 2.3%
Axalta Coating Systems U.S. Holdings, Inc. USD Term Loan 3.75% due 2/1/2020(1)	$14,505,573	$14,350,508
Minerals Technologies, Inc. 2015 Term Loan B1 3.75% due 5/9/2021(1)	10,657,692	10,604,404

		24,954,912
Consumer Cyclical Services – 0.7%
Monitronics International, Inc. Term Loan B1 4.50% due 4/2/2022(1)	7,868,977	7,475,528

		7,475,528
Consumer Products – 3.3%
Bombardier Recreational Products, Inc. New Term Loan B 3.75% due 1/30/2019(1)	12,051,557	11,905,251
KIK Custom Products, Inc. 2015 Term Loan B 6.00% due 8/26/2022(1)	12,967,500	12,546,056
Party City Holdings, Inc. 2015 Term Loan B 4.25% due 8/19/2022(1)	12,468,750	12,086,957

		36,538,264
Electric – 0.9%
Dynegy Holdings, Inc. Term Loan B2 4.00% due 4/23/2020(1)	10,300,633	9,921,673

		9,921,673
Environmental – 1.6%
ADS Waste Holdings, Inc. New Term Loan 3.75% due 10/9/2019(1)	13,727,778	13,264,465
Granite Acquisition, Inc. Term Loan B 5.00% due 12/19/2021(1)	4,741,379	4,219,828
Term Loan C 5.00% due 12/19/2021(1)	210,728	187,548

		17,671,841
Financial Other – 0.9%
Fly Funding II S.a.r.l. Term Loan B 3.50% due 8/9/2019(1)	9,832,208	9,719,138

		9,719,138

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	103

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2015	Principal Amount	Value
Food And Beverage – 2.2%
Charger OpCo B.V. USD Term Loan B1 4.25% due 7/2/2022(1)	$14,412,886	$14,322,806
Hostess Brands LLC 2nd Lien Term Loan 8.50% due 8/3/2023(1)	10,500,000	10,381,875

		24,704,681
Gaming – 5.2%
Boyd Gaming Corp. Term Loan B 4.00% due 8/14/2020(1)	8,119,444	8,067,236
Peninsula Gaming LLC Term Loan 4.25% due 11/20/2017(1)	12,562,424	12,499,612
Scientific Games International, Inc. 2014 Term Loan B1 6.00% due 10/18/2020(1)	12,660,318	11,552,540
2014 Term Loan B2 6.00% due 10/1/2021(1)	12,855,038	11,679,702
Station Casinos LLC Term Loan B 4.25% due 3/2/2020(1)	13,546,829	13,250,560

		57,049,650
Healthcare – 10.0%
ADMI Corp. 2015 Term Loan B 5.50% due 4/30/2022(1)	10,945,000	10,903,956
Connolly Corp. 1st Lien Term Loan 4.50% due 5/14/2021(1)	17,361,523	16,753,869
2nd Lien Term Loan 8.00% due 5/14/2022(1)	5,000,000	4,916,650
Immucor, Inc. Refi Term Loan B2 5.00% due 8/17/2018(1)	15,447,491	14,687,938
Kindred Healthcare, Inc. New Term Loan 4.25% due 4/9/2021(1)	17,632,872	16,971,640
Onex Carestream Finance LP 1st Lien Term Loan 5.00% due 6/7/2019(1)	7,839,191	7,009,570
2nd Lien Term Loan 9.50% due 12/7/2019(1)	12,163,555	10,703,929
Select Medical Corp. Series E Term Loan B 5.00% due 6/1/2018(1)	633,879	627,540

104	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2015	Principal Amount	Value
Healthcare (continued)
Surgical Care Affiliates, Inc. Term Loan B 4.25% due 3/17/2022(1)	$9,925,000	$9,800,937
Tecomet, Inc. 1st Lien Term Loan 5.75% due 12/5/2021(1)	15,830,075	14,167,917
2nd Lien Term Loan 9.50% due 12/5/2022(1)	5,000,000	4,000,000

		110,543,946
Independent Energy – 0.4%
Chief Exploration & Development LLC 2nd Lien Term Loan 7.50% due 5/12/2021(1)	7,000,000	4,666,690

		4,666,690
Industrial - Other – 3.3%
Brock Holdings III, Inc. New Term Loan B 6.00% due 3/16/2017(1)	7,891,887	7,339,454
Gates Global, Inc. Term Loan B 4.25% due 7/5/2021(1)	13,825,000	12,936,191
Rexnord LLC 1st Lien Term Loan B 4.00% due 8/21/2020(1)	16,461,377	15,916,177

		36,191,822
Insurance: Property - Casualty – 2.0%
Asurion LLC Term Loan B4 5.00% due 8/4/2022(1)	6,467,500	5,898,360
USI, Inc. Term Loan B 4.25% due 12/27/2019(1)	16,380,991	15,819,942

		21,718,302
Leisure – 1.3%
WMG Acquisition Corp. New Term Loan 3.75% due 7/1/2020(1)	15,460,963	14,604,116

		14,604,116
Lodging – 1.1%
Hilton Worldwide Finance LLC USD Term Loan B2 3.50% due 10/26/2020(1)	11,997,035	11,963,324

		11,963,324

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	105

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2015	Principal Amount	Value
Media - Entertainment – 7.3%
Deluxe Entertainment Services Group, Inc. Term Loan 2014 6.50% due 2/28/2020(1)	$14,647,877	$13,842,244
Media General, Inc. Term Loan B 4.00% due 7/31/2020(1)	14,463,087	14,250,624
Telesat Canada USD Term Loan B2 3.50% due 3/28/2019(1)	7,008,780	6,883,183
Tribune Media Co. Term Loan 3.75% due 12/27/2020(1)	14,674,402	14,431,394
Univision Communications, Inc. Term Loan C4 4.00% due 3/1/2020(1)	13,046,134	12,746,073
William Morris Endeavor Entertainment LLC 1st Lien Term Loan 5.25% due 5/6/2021(1)	12,692,973	12,451,045
2nd Lien Term Loan 8.25% due 5/1/2022(1)	6,000,000	5,220,000

		79,824,563
Oil Field Services – 1.6%
Caelus Energy Alaska O3 LLC 2nd Lien Term Loan 8.75% due 4/15/2020(1)	7,800,000	4,095,000
Drillships Financing Holding, Inc. Term Loan B1 6.00% due 3/31/2021(1)	14,461,782	5,730,481
Floatel International Ltd. USD Term Loan B 6.00% due 6/27/2020(1)	7,277,045	3,187,346
Seadrill Partners Finco LLC Term Loan B 4.00% due 2/21/2021(1)	12,224,300	5,052,670

		18,065,497
Packaging – 1.3%
Berry Plastics Holding Corp. Term Loan D 3.50% due 2/8/2020(1)	14,115,337	13,823,431

		13,823,431
Pharmaceuticals – 2.2%
DPx Holdings B.V. 2014 USD Incremental Term Loan 4.25% due 3/11/2021(1)	17,670,151	17,007,520

106	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2015	Principal Amount	Value
Pharmaceuticals (continued)
New Millennium HoldCo, Inc. Exit Term Loan 7.50% due 12/21/2020(1)	$7,090,967	$7,070,360

		24,077,880
Restaurants – 1.1%
B.C. Unlimited Liability Co. Term Loan B2 3.75% due 12/12/2021(1)	12,293,886	12,170,947

		12,170,947
Retailers – 6.9%
99 Cents Only Stores New Term Loan 4.50% due 1/11/2019(1)	12,451,069	8,048,744
Bass Pro Group LLC 2015 Term Loan 4.00% due 6/5/2020(1)	12,591,004	12,097,815
BJ’s Wholesale Club, Inc. New 1st Lien Term Loan 4.50% due 9/26/2019(1)	7,027,942	6,717,518
New 2nd Lien Term Loan 8.50% due 3/26/2020(1)	15,000,000	13,324,950
PetSmart, Inc. Term Loan B 4.25% due 3/11/2022(1)	17,887,531	17,391,152
The Neiman Marcus Group, Inc. 2020 Term Loan 4.25% due 10/25/2020(1)	20,501,916	18,092,941

		75,673,120
Technology – 10.6%
AF Borrower LLC 1st Lien Term Loan 6.25% due 1/28/2022(1)	14,880,038	14,508,037
2nd Lien Term Loan 10.00% due 1/28/2023(1)	6,500,000	6,196,645
Air Newco LLC USD 2nd Lien Term Loan 10.50% due 3/20/2023(1)	10,000,000	9,500,000
Avago Technologies Cayman Ltd. USD 2015 Term Loan B 4.25% due 11/6/2022(1)	11,000,000	10,869,430
Avaya, Inc. Term Loan B7 6.25% due 5/29/2020(1)	11,416,088	7,889,773
Deltek, Inc. 2015 2nd Lien Term Loan 9.50% due 6/25/2023(1)	4,000,000	3,945,000

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SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2015	Principal Amount	Value
Technology (continued)
First Data Corp. New 2018 Term Loan 3.918% due 9/24/2018(1)	$14,435,000	$14,218,475
Regit Eins GmbH USD 1st Lien Term Loan 6.00% due 1/8/2021(1)	14,812,500	14,599,644
USD 2nd Lien Term Loan 9.50% due 7/8/2021(1)	5,000,000	4,775,000
Renaissance Learning, Inc. New 1st Lien Term Loan 4.50% due 4/9/2021(1)	6,281,553	5,998,883
New 2nd Lien Term Loan 8.00% due 4/11/2022(1)	12,000,000	11,220,000
TransUnion LLC Term Loan B2 3.50% due 4/9/2021(1)	13,615,669	13,201,480

		116,922,367
Wirelines – 3.3%
Communications Sales & Leasing, Inc. Term Loan B 5.00% due 10/24/2022(1)	24,875,000	22,923,805
Level 3 Financing, Inc. New 2019 Term Loan 4.00% due 8/1/2019(1)	13,000,000	12,967,500

		35,891,305
Total Senior Secured Loans (Cost $965,789,920)		903,373,498

	Principal Amount	Value
Corporate Bonds – 15.3%
Aerospace & Defense – 1.6%
Bombardier, Inc. Sr. Nt. 5.50% due 9/15/2018(2)	7,200,000	6,606,720
7.50% due 3/15/2025(2)	7,500,000	5,250,000
KLX, Inc. 5.875% due 12/1/2022(2)	3,000,000	2,850,000
StandardAero Aviation Holdings, Inc. 10.00% due 7/15/2023(2)	3,000,000	2,977,500

		17,684,220

108	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2015	Principal Amount	Value
Automotive – 0.4%
Omega U.S. Sub LLC Sr. Nt. 8.75% due 7/15/2023(2)	$5,000,000	$4,612,500

		4,612,500
Building Materials – 0.3%
Builders FirstSource, Inc. 10.75% due 8/15/2023(2)	3,500,000	3,473,750

		3,473,750
Consumer Cyclical Services – 0.8%
Monitronics International, Inc. 9.125% due 4/1/2020(3)	11,000,000	8,717,500

		8,717,500
Consumer Products – 0.2%
Kronos Acquisition Holdings, Inc. Sr. Nt. 9.00% due 8/15/2023(2)	3,000,000	2,565,000

		2,565,000
Electric – 0.6%
GenOn Energy, Inc. Sr. Nt. 9.50% due 10/15/2018	8,185,000	6,612,089

		6,612,089
Gaming – 0.9%
Golden Nugget Escrow, Inc. Sr. Nt. 8.50% due 12/1/2021(2)(3)	10,000,000	10,050,000

		10,050,000
Healthcare – 2.6%
ConvaTec Finance International S.A. 8.25% due 1/15/2019(2)(4)	5,100,000	4,743,000
Crimson Merger Sub, Inc. Sr. Nt. 6.625% due 5/15/2022(2)	6,000,000	4,110,000
Select Medical Corp. 6.375% due 6/1/2021	6,500,000	5,687,500
Tenet Healthcare Corp. Sr. Nt. 8.125% due 4/1/2022	5,013,000	5,000,467
Sr. Sec. Nt. 4.012% due 6/15/2020(1)(2)	4,000,000	3,900,000
Universal Hospital Services, Inc. Sec. Nt. 7.625% due 8/15/2020	5,000,000	4,693,750

		28,134,717

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SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2015	Principal Amount	Value
Independent Energy – 1.8%
Comstock Resources, Inc. 7.75% due 4/1/2019	$17,500,000	$2,625,000
Jupiter Resources, Inc. Sr. Nt. 8.50% due 10/1/2022(2)	7,000,000	2,800,000
Linn Energy LLC 6.50% due 5/15/2019	10,000,000	1,750,000
Northern Oil and Gas, Inc. Sr. Nt. 8.00% due 6/1/2020	8,250,000	5,486,250
Teine Energy Ltd. Sr. Nt. 6.875% due 9/30/2022(2)	8,500,000	6,842,500

		19,503,750
Retailers – 0.2%
99 Cents Only Stores LLC 11.00% due 12/15/2019	5,625,000	2,250,000

		2,250,000
Technology – 2.0%
Avaya, Inc. Sec. Nt. 10.50% due 3/1/2021(2)	14,457,000	4,915,380
Blue Coat Holdings, Inc. Sr. Nt. 8.375% due 6/1/2023(2)	8,500,000	8,542,500
Infor U.S., Inc. 6.50% due 5/15/2022(2)	10,000,000	8,450,000

		21,907,880
Transportation Services – 0.3%
Navios Maritime Holdings, Inc. 8.125% due 2/15/2019	8,000,000	3,440,000

		3,440,000
Wireless – 1.4%
Sprint Corp. 7.625% due 2/15/2025	5,000,000	3,650,000
7.875% due 9/15/2023	15,000,000	11,265,000

		14,915,000
Wirelines – 2.2%
EarthLink Holdings Corp. 8.875% due 5/15/2019	5,025,000	5,112,938
Sr. Sec. Nt. 7.375% due 6/1/2020	1,750,000	1,780,625

110	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2015	Principal Amount	Value
Wirelines (continued)
Frontier Communications Corp. Sr. Nt. 6.875% due 1/15/2025	$10,000,000	$8,237,500
10.50% due 9/15/2022(2)	2,100,000	2,092,125
Windstream Services LLC 6.375% due 8/1/2023	10,000,000	7,200,000

		24,423,188
Total Corporate Bonds (Cost $227,957,989)		168,289,594

	Shares	Value
Common Stock – 0.1%
Pharmaceuticals – 0.1%
New Millennium HoldCo, Inc.(5)	207,152	1,035,760

		1,035,760
Total Common Stocks (Cost $899,152)		1,035,760

	Principal Amount	Value
Repurchase Agreements – 0.3%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $3,140,010, due 1/4/2016(6)	$3,140,000	3,140,000
Total Repurchase Agreements (Cost $3,140,000)		3,140,000
Total Investments - 97.8% (Cost $1,197,787,061)		1,075,838,852
Other Assets, Net - 2.2%		24,508,482
Total Net Assets - 100.0%		$1,100,347,334

(1)	Variable rate security. The rate shown is the rate in effect at December 31, 2015.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2015, the aggregate market value of these securities amounted to $84,780,975, representing 7.7% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).
(4)

Payment-in-kind security, for which interest payments may be made in additional principal ranging from 0% to 100% of the full stated interest rate. As of December 31, 2015, interest payments had been made in cash.

(5)	Non-income-producing security.

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SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.625%	7/31/2020	$3,204,000

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Senior Secured Loans	$—	$903,373,498	$—	$903,373,498

Corporate Bonds	—	168,289,594	—	168,289,594

Common Stock	—	1,035,760	—	1,035,760

Repurchase Agreements	—	3,140,000	—	3,140,000

Total	$—	$1,075,838,852	$—	$1,075,838,852

112	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2015	Principal Amount	Value
Agency Mortgage-Backed Securities – 0.2%
FNMA 3.50% due 7/1/2043(1)	$154,789	$159,894
Total Agency Mortgage-Backed Securities (Cost $158,799)		159,894

	Principal Amount	Value
Asset-Backed Securities – 0.7%
Domino’s Pizza Master Issuer LLC 2012-1A A2 5.216% due 1/25/2042(1)(2)	482,887	496,713
Total Asset-Backed Securities (Cost $482,888)		496,713

	Principal Amount	Value
Senior Secured Loans – 6.9%
Automotive – 0.9%
Navistar International Corp. Term Loan B 6.50% due 8/7/2020(3)	697,500	611,477

		611,477
Consumer Products – 1.3%
Party City Holdings, Inc. 2015 Term Loan B 4.25% due 8/19/2022(3)	897,750	870,261

		870,261
Environmental – 0.7%
Granite Acquisition, Inc. Term Loan B 5.00% due 12/19/2021(3)	474,138	421,983
Term Loan C 5.00% due 12/19/2021(3)	21,073	18,755

		440,738
Healthcare – 2.8%
Immucor, Inc. Refi Term Loan B2 5.00% due 8/17/2018(3)	957,912	910,811
Kindred Healthcare, Inc. New Term Loan 4.25% due 4/9/2021(3)	488,778	470,449
Select Medical Corp. Series E Term Loan B 5.00% due 6/1/2018(3)	482,770	477,943

		1,859,203

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2015	Principal Amount	Value
Oil Field Services – 0.6%
Drillships Financing Holding, Inc. Term Loan B1 6.00% due 3/31/2021(3)	$977,500	$387,334

		387,334
Retailers – 0.6%
Bass Pro Group LLC 2015 Term Loan 4.00% due 6/5/2020(3)	456,233	438,363

		438,363
Total Senior Secured Loans (Cost $5,445,612)		4,607,376

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 7.7%
Bear Stearns Commercial Mortgage Securities Trust 2006-T24 AM 5.568% due 10/12/2041(1)(3)	475,000	484,652
2007-PW16 AM
5.722% due 6/11/2040(1)(3)	450,000	468,422
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049(1)	598,996	607,017
2006-C5 AM
5.462% due 10/15/2049(1)	420,000	428,711
Credit Suisse Commercial Mortgage Trust 2006-C3 A3 5.816% due 6/15/2038(1)(3)	330,713	331,340
Fairway Outdoor Funding LLC 2012-1A A2 4.212% due 10/15/2042(1)(2)	455,422	454,265
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7 AM 5.909% due 4/15/2045(1)(3)	500,000	504,762
2007-LD12 AM
6.009% due 2/15/2051(1)(3)	450,000	473,498
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11 A2 3.085% due 8/15/2046(1)	400,000	408,455
Morgan Stanley Capital I Trust 2006-HQ9 AM 5.773% due 7/12/2044(1)(3)	500,000	506,147

SBA Tower Trust 2.933% due 12/15/2042(1)(2)	500,000	505,913
Total Commercial Mortgage-Backed Securities (Cost $5,441,403)		5,173,182

114	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

December 31, 2015	Principal Amount	Value
Corporate Bonds – 55.8%
Automotive – 2.2%
Ford Motor Credit Co. LLC Sr. Nt. 2.50% due 1/15/2016(1)	$500,000	$500,113
General Motors Financial Co., Inc. 2.625% due 7/10/2017(1)	500,000	501,525
3.25% due 5/15/2018(1)	500,000	502,503

		1,504,141
Banking – 13.3%
Ally Financial, Inc. 2.75% due 1/30/2017(1)	500,000	498,750
Bank of America Corp. Sr. Nt. 5.875% due 1/5/2021(1)	750,000	848,807
Sub. Nt. 4.25% due 10/22/2026(1)	400,000	395,934
BBVA Bancomer S.A./Grand Cayman Jr. Sub. Nt. 6.008% due 5/17/2022(1)(2)(3)	1,000,000	991,250
Citigroup, Inc. Sr. Nt. 4.50% due 1/14/2022(1)	750,000	803,299
HSBC Holdings PLC Sr. Nt. 5.10% due 4/5/2021(1)	750,000	833,819
Intesa Sanpaolo S.p.A. Sub. Nt. 5.017% due 6/26/2024(1)(2)	1,000,000	983,849
Lloyds Bank PLC 6.375% due 1/21/2021(1)	750,000	880,709
Morgan Stanley Sr. Nt. 5.50% due 7/28/2021(1)	950,000	1,064,353
Royal Bank of Scotland Group PLC Sub. Nt. 6.125% due 12/15/2022(1)	500,000	544,349
The Goldman Sachs Group, Inc. Sr. Nt. 5.75% due 1/24/2022(1)	500,000	568,610
5.95% due 1/18/2018(1)	500,000	538,489

		8,952,218
Cable Satellite – 3.2%
Cequel Communications Holdings I LLC Sr. Nt. 6.375% due 9/15/2020(2)	500,000	488,750

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2015	Principal Amount	Value
Cable Satellite (continued)
Comcast Corp. 6.50% due 11/15/2035(1)	$500,000	$626,657
Hughes Satellite Systems Corp. Sr. Sec. Nt. 6.50% due 6/15/2019	225,000	242,437
Neptune Finco Corp. Sr. Sec. Nt. 6.625% due 10/15/2025(2)	500,000	520,000
Telesat LLC Sr. Nt. 6.00% due 5/15/2017(2)	300,000	302,250

		2,180,094
Chemicals – 0.9%
FMC Corp. Sr. Nt. 5.20% due 12/15/2019(1)	250,000	268,763
LyondellBasell Industries N.V. Sr. Nt. 5.00% due 4/15/2019(1)	300,000	319,139

		587,902
Construction Machinery – 1.6%
Ashtead Capital, Inc. Sec. Nt. 6.50% due 7/15/2022(2)	500,000	521,250
United Rentals North America, Inc. 7.625% due 4/15/2022	500,000	534,350

		1,055,600
Electric – 2.1%
Calpine Corp. Sr. Nt. 5.375% due 1/15/2023	500,000	448,750
DPL, Inc. Sr. Nt. 7.25% due 10/15/2021(1)	500,000	475,000
EDP Finance B.V. Sr. Nt. 4.90% due 10/1/2019(1)(2)	500,000	514,902

		1,438,652
Energy - Integrated – 0.4%
Suncor Energy, Inc. Sr. Nt. 6.10% due 6/1/2018(1)	250,000	268,890

		268,890

116	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2015	Principal Amount	Value
Finance Companies – 2.3%
AerCap Ireland Capital Ltd. 3.75% due 5/15/2019	$500,000	$499,375
Aircastle Ltd. Sr. Nt. 6.25% due 12/1/2019(1)	500,000	537,500
CIT Group, Inc. Sr. Nt. 5.25% due 3/15/2018(1)	480,000	495,600

		1,532,475
Food And Beverage – 1.5%
Constellation Brands, Inc. 4.25% due 5/1/2023(1)	500,000	500,000
Mondelez International, Inc. Sr. Nt. 4.125% due 2/9/2016(1)	500,000	501,289

		1,001,289
Gaming – 1.5%
Boyd Gaming Corp. 6.875% due 5/15/2023	500,000	513,750
MGM Resorts International 6.625% due 12/15/2021	500,000	511,875

		1,025,625
Government Related – 4.0%
Petrobras Global Finance B.V. 5.875% due 3/1/2018(1)	500,000	445,000
Petroleos Mexicanos 5.75% due 3/1/2018(1)	750,000	780,750
Sinopec Group Overseas Development Ltd. 1.75% due 4/10/2017(1)(2)	1,500,000	1,494,627

		2,720,377
Healthcare – 1.4%
DaVita HealthCare Partners, Inc. 5.125% due 7/15/2024	500,000	500,000
HealthSouth Corp. 5.75% due 11/1/2024(1)	500,000	476,875

		976,875
Independent Energy – 1.3%
Anadarko Petroleum Corp. Sr. Nt. 6.95% due 6/15/2019(1)	250,000	273,086
Clayton Williams Energy, Inc. 7.75% due 4/1/2019	250,000	192,812
Harvest Operations Corp. 6.875% due 10/1/2017	500,000	382,500

		848,398

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2015	Principal Amount	Value
Insurance: Property - Casualty – 0.8%
CNA Financial Corp. Sr. Nt. 7.35% due 11/15/2019(1)	$500,000	$575,664

		575,664
Lodging – 0.8%
Hilton Worldwide Finance LLC 5.625% due 10/15/2021	500,000	518,125

		518,125
Media - Entertainment – 4.6%
Discovery Communications LLC 5.625% due 8/15/2019(1)	250,000	272,052
Netflix, Inc. Sr. Sec. Nt. 5.75% due 3/1/2024	500,000	513,750
Outfront Media Capital LLC 5.875% due 3/15/2025	500,000	507,500
Sinclair Television Group, Inc. 5.625% due 8/1/2024(2)	500,000	486,250
Time Warner, Inc. 4.00% due 1/15/2022(1)	500,000	518,012
Univision Communications, Inc. Sr. Sec. Nt. 6.75% due 9/15/2022(1)(2)	500,000	518,125
WMG Acquisition Corp. Sr. Sec. Nt. 6.00% due 1/15/2021(2)	270,000	271,350

		3,087,039
Metals And Mining – 1.1%
Anglo American Capital PLC 2.625% due 9/27/2017(1)(2)	750,000	656,250
Samarco Mineracao S.A. Sr. Nt. 5.75% due 10/24/2023(1)(2)	250,000	80,000

		736,250
Midstream – 2.3%
Energy Transfer Partners LP Sr. Nt. 6.70% due 7/1/2018(1)	1,000,000	1,051,539
Tesoro Logistics LP 6.125% due 10/15/2021	500,000	475,000

		1,526,539
Oil Field Services – 0.9%
Weatherford International Ltd. 5.50% due 2/15/2016(1)	625,000	621,875

		621,875

118	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2015	Principal Amount	Value
Paper – 0.4%
Georgia-Pacific LLC 5.40% due 11/1/2020(1)(2)	$235,000	$259,219

		259,219
Real Estate Investment Trust – 0.8%
Sabra Health Care LP 5.50% due 2/1/2021	500,000	516,250

		516,250
Refining – 1.1%
Calumet Specialty Products Partners LP 6.50% due 4/15/2021	300,000	261,000
Phillips 66 4.30% due 4/1/2022(1)	500,000	514,398

		775,398
Sovereign – 3.0%
Brazilian Government International Bond Sr. Nt. 2.625% due 1/5/2023	500,000	380,000
Republic of Indonesia Sr. Nt. 5.875% due 3/13/2020(1)(2)	500,000	541,971
Republic of Panama Sr. Nt. 5.20% due 1/30/2020(1)	1,000,000	1,085,000

		2,006,971
Wireless – 0.8%
American Tower Corp. Sr. Nt. 4.50% due 1/15/2018(1)	500,000	521,447

		521,447
Wirelines – 3.5%
AT&T, Inc. Sr. Nt. 6.30% due 1/15/2038(1)	1,000,000	1,094,316
DIRECTV Holdings LLC 3.80% due 3/15/2022(1)	250,000	251,581
Frontier Communications Corp. Sr. Nt. 6.25% due 9/15/2021(1)	500,000	423,750
Verizon Communications, Inc. Sr. Nt. 6.55% due 9/15/2043(1)	500,000	593,605

		2,363,252
Total Corporate Bonds (Cost $38,114,866)		37,600,565

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2015	Principal Amount	Value
Non-Agency Mortgage-Backed Securities – 7.7%
Banc of America Funding Trust 2004-2 1CB1 5.75% due 9/20/2034(1)	$162,175	$174,620
Banc of America Mortgage Securities Trust 2003-J 2A2 3.048% due 11/25/2033(3)	204,860	204,490
Bear Stearns ALT-A Trust 2003-3 2A 2.672% due 10/25/2033(1)(3)	323,434	324,623
2004-4 A1 1.022% due 6/25/2034(1)(3)	330,810	316,789
Chase Mortgage Finance Trust 2005-S1 1A10 5.50% due 5/25/2035	3,066	3,066
2007-A1 2A1 2.656% due 2/25/2037(1)(3)	120,744	120,999
2007-A1 9A1 2.686% due 2/25/2037(1)(3)	133,721	132,597
Countrywide Home Loans Mortgage Pass-Through Trust 2004-5 2A9 5.25% due 5/25/2034(1)	231,290	233,411
CS First Boston Mortgage Securities Corp. 2003-8 2A1 5.00% due 4/25/2018(1)	12,639	12,871
Deutsche Alt-A Securities Mortgage Loan Trust 2007-AR3 2A2B 0.662% due 6/25/2037(3)	452,816	379,064
GSR Mortgage Loan Trust 2004-15F 5A1 5.50% due 1/25/2020(1)	64,993	66,363
Impac CMB Trust 2004-7 1A1 1.162% due 11/25/2034(1)(3)	322,377	303,875
JPMorgan Mortgage Trust 2004-S2 1A3 4.75% due 11/25/2019(1)	50,691	51,242
2005-A1 6T1 2.71% due 2/25/2035(1)(3)	95,677	95,434
Master Adjustable Rate Mortgages Trust 2004-13 2A1 2.775% due 4/21/2034(1)(3)	165,445	166,243
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	35,172	36,159
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018(1)	18,575	18,775

120	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

December 31, 2015	Principal Amount	Value
Non-Agency Mortgage-Backed Securities (continued)
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019(1)	$41,683	$41,922
RAAC Trust 2005-SP1 1A5 5.00% due 9/25/2034(1)	112,681	114,636
Residential Funding Mortgage Securities I Trust 2005-S3 A1 4.75% due 3/25/2020	34,318	34,824
Structured Adjustable Rate Mortgage Loan Trust 2004-5 3A1 2.551% due 5/25/2034(1)(3)	262,454	262,931
Structured Asset Securities Corp. 2004-20 7A1 5.25% due 11/25/2034(1)	102,162	103,471
2004-21XS 2A6A 4.74% due 12/25/2034(3)	4,806	4,902
Wells Fargo Mortgage Backed Securities Trust 2004-EE 2A1 2.738% due 12/25/2034(1)(3)	243,416	248,691
2004-O A1 2.743% due 8/25/2034(1)(3)	172,789	172,191
2004-R 2A1 2.762% due 9/25/2034(1)(3)	215,857	218,663
2004-W A9 2.754% due 11/25/2034(1)(3)	211,269	214,672
2004-Y 3A1 2.799% due 11/25/2034(1)(3)	310,882	313,181
2005-2 2A1 4.75% due 4/25/2020	64,437	65,968
2005-6 A4 5.50% due 8/25/2035(1)	100,346	104,465
2005-AR10 2A6 2.738% due 6/25/2035(1)(3)	163,625	164,640
2005-AR12 2A5 2.738% due 6/25/2035(1)(3)	177,287	181,094
2005-AR3 2A1 2.736% due 3/25/2035(1)(3)	278,170	281,080
Total Non-Agency Mortgage-Backed Securities (Cost $5,115,975)		5,167,952

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	121

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2015	Principal Amount	Value
U.S. Government Securities – 4.4%

U.S. Treasury Bond 3.00% due 11/15/2044	$3,000,000	$2,989,101
Total U.S. Government Securities (Cost $3,018,822)		2,989,101

	Principal Amount	Value
Repurchase Agreements – 8.2%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $5,482,018, due 1/4/2016(4)	5,482,000	5,482,000
Total Repurchase Agreements (Cost $5,482,000)		5,482,000
Total Investments – 91.6% (Cost $63,260,365)		61,676,783
Other Assets, Net – 8.4%		5,663,304
Total Net Assets – 100.0%		$67,340,087

(1)	Securities are segregated to cover anticipated or existing derivative positions.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2015, the aggregate market value of these securities amounted to $10,086,934, representing 15.0% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2015.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FNMA	2.625%	9/6/2024	$5,592,938

The table below presents futures contracts as of December 31, 2015:

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Depreciation
Sold Futures Contracts

U.S. Ultra Bond	Goldman Sachs & Co.	23	3/21/2016	$3,650	$(13,833)

122	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

The table below presents credit default swap contracts as of December 31, 2015:

Referenced Obligation	Counterparty	Currency	Notional Amount (000)	Fund Received Fixed Rate	Expiration Date	Value	Unamortized Upfront Premiums Paid	Unrealized Depreciation
Protection Sold

CDX North America High Yield Series 24 Index	Goldman Sachs & Co.	USD	$5,940	5.00%	6/20/2022	$221,853	$349,463	$(127,610)

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Agency Mortgage-Backed Securities	$—	$159,894	$—	$159,894

Asset-Backed Securities	—	496,713	—	496,713

Senior Secured Loans	—	4,607,376	—	4,607,376

Commercial Mortgage-Backed Securities	—	5,173,182	—	5,173,182

Corporate Bonds	—	37,600,565	—	37,600,565

Non-Agency Mortgage-Backed Securities	—	5,167,952	—	5,167,952

U.S. Government Securities	—	2,989,101	—	2,989,101

Repurchase Agreements	—	5,482,000	—	5,482,000

Other Financial Instruments:

Financial Futures Contracts	(13,833)	—	—	(13,833)

Credit Default Swaps	—	221,853	—	221,853

Total	$(13,833)	$61,898,636	$—	$61,884,803

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	123

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2015	RS Investment Quality Bond	RS Low Duration Bond
Assets
Investments, at value	$74,524,090	$835,690,976
Cash	55,722	33,654
Cash deposits with brokers for futures contracts	350,000	770,000
Cash deposits with brokers for swap contracts	82,421	1,236,308
Dividends/interest receivable	598,917	3,552,853
Receivable for variation margin on futures contracts	38,337	31,194
Receivable for fund shares subscribed	93,523	5,355,391
Receivable for variation margin on swap contracts	—	—
Receivable for investments sold	—	—
Prepaid expenses	19,916	39,840

Total Assets	75,762,926	846,710,216

Liabilities
Payable for investments purchased	1,885,798	—
Payable for fund shares redeemed	389,560	6,596,866
Payable to adviser	27,335	324,948
Distributions payable	15,215	24,283
Payable to distributor	2,296	19,296
Accrued trustees’ fees	1,100	18,871
Payable for borrowings against line of credit	—	—
Payable for variation margin on swap contract	884	13,256
Payable for variation margin on futures contracts	—	—
Accrued expenses/other liabilities	58,671	273,068

Total Liabilities	2,380,859	7,270,588

Total Net Assets	$73,382,067	$839,439,628

Net Assets Consist of:
Paid-in capital	$73,795,329	$874,627,638
Distributions in excess of net investment income	—	(92,916)
Accumulated undistributed net investment income	36,185	—
Accumulated net realized gain/(loss) from investments, futures contracts, swap contracts, written options and foreign currency transactions	78,059	(21,279,098)
Net unrealized appreciation/(depreciation) on investments, futures contracts and swap contracts	(527,506)	(13,815,996)

Total Net Assets	$73,382,067	$839,439,628

Investments, at Cost	$75,032,773	$849,373,074

Pricing of Shares
Net Assets:
Class A	$51,746,641	$314,346,808
Class C	10,510,043	154,056,237
Class K	5,567,974	3,925,018
Class Y	5,557,409	367,111,565
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	5,409,263	31,594,318
Class C	1,098,974	15,490,535
Class K	581,304	394,561
Class Y	581,542	36,888,111
Net Asset Value Per Share:
Class A	$9.57	$9.95
Class C	9.56	9.95
Class K	9.58	9.95
Class Y	9.56	9.95
Sales Charge Class A (Load)	3.75%	2.25%
Maximum Offering Price Per Class A Share	$9.94	$10.18

124	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS High Yield	RS Tax-Exempt	RS High Income Municipal Bond	RS Floating Rate	RS Strategic Income

$72,054,494	$173,850,751	$121,379,440	$1,075,838,852	$61,676,783
7,124	11,200,528	4,796,310	2,455,774	28,304
—	—	—	—	90,000
—	—	—	—	319,841
1,270,307	2,051,009	1,480,244	8,621,562	647,899
—	—	—	—	—
108,685	311,751	475,176	9,191,846	54,252
—	—	—	—	2,602
—	—	—	55,389,480	4,998,629
14,817	17,890	25,134	51,330	26,806

73,455,427	187,431,929	128,156,304	1,151,548,844	67,845,116

—	—	—	10,890,000	—
315,108	1,477,339	277,478	12,130,157	315,292
32,040	70,383	37,494	623,339	26,755
213,655	76,366	70,805	1,120,708	93,622
3,314	5,422	3,928	37,701	2,003
1,431	3,182	2,825	15,787	1,375
—	—	—	25,850,000	—
—	—	—	—	—
—	—	—	—	13,007
55,184	81,976	64,644	533,818	52,975

620,732	1,714,668	457,174	51,201,510	505,029

$72,834,695	$185,717,261	$127,699,130	$1,100,347,334	$67,340,087

$89,478,579	$171,969,437	$122,886,281	$1,320,116,080	$70,825,499
—	—	—	(36,669)	(215,153)
—	18,181	124,449	—	—
(7,023,516)	490,265	(5,951,149)	(97,783,868)	(1,545,234)
(9,620,368)	13,239,378	10,639,549	(121,948,209)	(1,725,025)

$72,834,695	$185,717,261	$127,699,130	$1,100,347,334	$67,340,087

$81,674,862	$160,611,373	$110,739,891	$1,197,787,061	$63,260,365

$26,608,331	$90,301,003	$48,484,934	$227,239,527	$37,844,901
22,138,418	43,404,587	36,190,420	399,360,894	12,939,936
18,041,464	—	—	1,919,851	3,337,648
6,046,482	52,011,671	43,023,776	471,827,062	13,217,602

4,550,436	8,576,915	4,453,773	25,039,449	3,910,073
3,779,670	4,123,831	3,324,740	43,974,327	1,330,938
3,075,755	—	—	211,500	343,055
1,039,275	4,942,366	3,951,757	51,958,894	1,373,091

$5.85	$10.53	$10.89	$9.08	$9.68
5.86	10.53	10.89	9.08	9.72
5.87	—	—	9.08	9.73
5.82	10.52	10.89	9.08	9.63
3.75%	3.75%	3.75%	2.25%	3.75%
$6.08	$10.94	$11.31	$9.29	$10.06

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	125

FINANCIAL INFORMATION

Statements of Operations For the Year Ended December 31, 2015	RS Investment Quality Bond	RS Low Duration Bond
Investment Income
Interest	$3,513,287	$19,567,504

Total Investment Income	3,513,287	19,567,504

Expenses
Investment advisory fees	444,779	3,974,640
Distribution fees	335,858	2,549,063
Transfer agent fees	87,180	842,241
Custodian fees	65,508	87,977
Registration fees	64,220	84,849
Professional fees	42,040	153,220
Administrative service fees	13,017	74,169
Trustees’ fees	5,534	61,884
Shareholder reports	4,749	60,504
Insurance expense	2,764	25,953
Other expenses	5,390	29,257

Total Expenses	1,071,039	7,943,757

Less: Fee waiver by adviser	(139,931)	(86,586)

Total Expenses, Net	931,108	7,857,171

Net Investment Income	2,582,179	11,710,333

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain/(loss) from investments	982,056	(2,941,622)
Net realized gain/(loss) from futures contracts	134,447	289,190
Net realized gain/(loss) from swap contracts	31,052	(582,758)
Net realized gain from written options	118,235	—
Net realized loss from foreign currency transactions	—	—
Net change in unrealized appreciation/depreciation on investments	(4,200,937)	(4,062,712)
Net change in unrealized appreciation/depreciation on futures contracts	(78,900)	(135,840)
Net change in unrealized appreciation/depreciation on swap contracts	17,717	248,475
Net change in unrealized appreciation/depreciation on written options	(14,426)	—
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	—	—

Net Gain/(Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions	(3,010,756)	(7,185,267)

Net Increase/(Decrease) in Net Assets Resulting from Operations	$(428,577)	$4,525,066

126	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS High Yield	RS Tax-Exempt	RS High Income Municipal Bond	RS Floating Rate	RS Strategic Income

$6,267,596	$7,886,878	$5,852,972	$89,266,948	$2,932,670

6,267,596	7,886,878	5,852,972	89,266,948	2,932,670

524,929	980,289	615,288	10,169,101	440,647
466,074	701,639	473,504	5,906,064	262,306
67,054	161,911	90,689	1,506,557	54,164
56,648	46,864	38,199	132,732	59,535
63,092	49,666	51,288	100,967	61,792
43,764	54,502	46,723	290,894	40,835
12,918	20,468	14,967	124,972	11,897
5,708	12,846	8,737	94,552	4,961
5,759	15,043	11,736	112,372	5,144
2,549	5,969	3,104	52,141	2,056
5,128	8,524	5,576	536,242	5,175

1,253,623	2,057,721	1,359,811	19,026,594	948,512

(153,288)	(172,990)	(194,839)	(863,005)	(160,771)

1,100,335	1,884,731	1,164,972	18,163,589	787,741

5,167,261	6,002,147	4,688,000	71,103,359	2,144,929

(6,594,288)	7,357,689	1,648,789	(76,348,996)	(906,888)
—	—	—	—	(744,358)
—	—	—	—	118,625
—	—	—	—	165,169
—	—	—	—	(12,667)
(2,053,129)	(8,366,837)	(1,207,242)	(31,829,545)	(1,369,103)
—	—	—	—	46,265
—	—	—	—	(127,610)
—	—	—	—	—
—	—	—	—	63,926

(8,647,417)	(1,009,148)	441,547	(108,178,541)	(2,766,641)

$(3,480,156)	$4,992,999	$5,129,547	$(37,075,182)	$(621,712)

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	127

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS Investment Quality Bond

	For the Year Ended 12/31/15	For the Year Ended 12/31/14

Operations
Net investment income	$2,582,179	$3,635,666
Net realized gain/(loss) from investments, futures contracts, swap contracts and written options	1,265,790	1,898,055
Net change in unrealized appreciation/depreciation on investments, futures contracts, swap contracts and written options	(4,276,546)	1,385,699

Net Increase/(Decrease) in Net Assets Resulting from Operations	(428,577)	6,919,420

Distributions to Shareholders
Net investment income
Class A	(1,852,997)	(2,126,426)
Class C	(294,581)	(231,334)
Class K	(189,722)	(187,788)
Class Y	(221,669)	(1,087,545)
Net realized gain on investments
Class A	(1,215,278)	(793,878)
Class C	(271,459)	(137,681)
Class K	(148,130)	(82,997)
Class Y	(132,647)	(353,654)

Total Distributions	(4,326,483)	(5,001,303)

Capital Share Transactions
Proceeds from sales of shares	17,519,095	33,687,455
Reinvestment of distributions	3,999,771	4,756,507
Cost of shares redeemed	(73,716,647)	(44,077,794)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(52,197,781)	(5,633,832)

Net Decrease in Net Assets	(56,952,841)	(3,715,715)

Net Assets
Beginning of year	130,334,908	134,050,623

End of year	$73,382,067	$130,334,908

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$36,185	$36,593

Other Information:
Shares
Sold	1,740,599	3,289,005
Reinvested	403,282	465,759
Redeemed	(7,296,201)	(4,319,573)

Net Decrease	(5,152,320)	(564,809)

128	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Low Duration Bond		RS High Yield		RS Tax-Exempt

For the Year Ended 12/31/15	For the Year Ended 12/31/14	For the Year Ended 12/31/15	For the Year Ended 12/31/14	For the Year Ended 12/31/15	For the Year Ended 12/31/14

$11,710,333	$19,683,677	$5,167,261	$5,796,669	$6,002,147	$7,456,436
(3,235,190)	(5,381,276)	(6,594,288)	4,615,544	7,357,689	3,370,054

(3,950,077)	(4,784,927)	(2,053,129)	(11,916,020)	(8,366,837)	9,926,229

4,525,066	9,517,474	(3,480,156)	(1,503,807)	4,992,999	20,752,719

(4,483,768)	(8,452,714)	(1,937,760)	(2,349,581)	(2,924,816)	(4,029,538)
(1,039,378)	(2,251,755)	(1,404,141)	(1,598,990)	(1,151,959)	(1,311,389)
(41,616)	(71,680)	(1,194,215)	(1,211,764)	—	—
(5,774,991)	(8,908,117)	(657,103)	(636,334)	(1,925,969)	(2,115,509)

—	—	—	(1,684,942)	(1,900,434)	—
—	—	—	(1,380,773)	(991,459)	—
—	—	—	(1,030,003)	—	—
—	—	—	(636,984)	(1,209,200)	—

(11,339,753)	(19,684,266)	(5,193,219)	(10,529,371)	(10,103,837)	(7,456,436)

365,543,743	515,121,739	16,628,054	52,548,523	29,032,919	62,983,226
9,112,552	15,890,388	2,492,587	5,175,784	8,379,576	5,826,232
(506,460,998)	(868,952,225)	(34,671,022)	(61,194,764)	(77,389,176)	(131,269,989)

(131,804,703)	(337,940,098)	(15,550,381)	(3,470,457)	(39,976,681)	(62,460,531)

(138,619,390)	(348,106,890)	(24,223,756)	(15,503,635)	(45,087,519)	(49,164,248)

978,059,018	1,326,165,908	97,058,451	112,562,086	230,804,780	279,969,028

$839,439,628	$978,059,018	$72,834,695	$97,058,451	$185,717,261	$230,804,780

$(92,916)	$(7,015)	$—	$—	$—	$—

$—	$—	$—	$—	$18,181	$18,778

36,405,611	50,911,939	2,609,763	7,183,392	2,719,454	5,911,237
906,491	1,570,753	390,417	748,166	786,744	545,355
(50,430,972)	(85,908,693)	(5,435,641)	(8,437,417)	(7,187,557)	(12,319,056)

(13,118,870)	(33,426,001)	(2,435,461)	(505,859)	(3,681,359)	(5,862,464)

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	129

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS High Income Municipal Bond

	For the Year Ended 12/31/15	For the Year Ended 12/31/14

Operations
Net investment income	$4,688,000	$4,582,300
Net realized gain/(loss) from investments, futures contracts, swap contracts, written options and foreign currency transactions	1,648,789	692,586
Net change in unrealized appreciation/depreciation on investments, futures contracts, swap contracts, written options and translation of assets and liabilities in foreign currency transactions	(1,207,242)	8,308,884

Net Increase/(Decrease) in Net Assets Resulting from Operations	5,129,547	13,583,770

Distributions to Shareholders
Net investment income
Class A	(1,971,162)	(1,930,315)
Class C	(1,113,825)	(1,223,117)
Class K	—	—
Class Y	(1,604,828)	(1,424,565)
Net realized gain on investments
Class A	—	—
Class C	—	—
Class K	—	—
Class Y	—	—

Total Distributions	(4,689,815)	(4,577,997)

Capital Share Transactions
Proceeds from sales of shares	48,273,997	50,174,638
Reinvestment of distributions	3,787,945	3,855,895
Cost of shares redeemed	(45,769,273)	(60,007,112)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	6,292,669	(5,976,579)

Net Increase/(Decrease) in Net Assets	6,732,401	3,029,194

Net Assets
Beginning of year	120,966,729	117,937,535

End of year	$127,699,130	$120,966,729

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$124,449	$126,264

Other Information:
Shares
Sold	4,445,153	4,758,659
Reinvested	348,972	366,206
Redeemed	(4,220,329)	(5,763,184)

Net Increase/(Decrease)	573,796	(638,319)

130	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Floating Rate		RS Strategic Income

For the Year Ended 12/31/15	For the Year Ended 12/31/14	For the Year Ended 12/31/15	For the Year Ended 12/31/14

$71,103,359	$100,681,771	$2,144,929	$2,462,659
(76,348,996)	1,500,796	(1,380,119)	756,390

(31,829,545)	(116,629,892)	(1,386,522)	(1,700,107)

(37,075,182)	(14,447,325)	(621,712)	1,518,942

(13,890,409)	(26,236,676)	(1,379,729)	(1,695,882)
(20,174,838)	(23,882,218)	(326,511)	(339,683)
(94,979)	(92,676)	(102,495)	(106,053)
(36,939,773)	(50,422,913)	(488,274)	(401,507)

—	—	(29,206)	(540,049)
—	—	(9,317)	(139,212)
—	—	(2,537)	(39,466)
—	—	(9,579)	(196,966)

(71,099,999)	(100,634,483)	(2,347,648)	(3,458,818)

361,319,221	1,034,431,466	10,220,321	33,177,286
55,771,444	75,872,578	1,142,931	1,760,088
(1,059,451,216)	(1,987,931,377)	(24,513,755)	(28,060,869)

(642,360,551)	(877,627,333)	(13,150,503)	6,876,505

(750,535,732)	(992,709,141)	(16,119,863)	4,936,629

1,850,883,066	2,843,592,207	83,459,950	78,523,321

$1,100,347,334	$1,850,883,066	$67,340,087	$83,459,950

$(36,669)	$(40,029)	$(215,153)	$(173,511)

$—	$—	$—	$—

37,011,977	100,422,129	1,022,656	3,192,598
5,753,895	7,404,349	114,390	170,766
(109,888,203)	(194,491,056)	(2,443,381)	(2,699,795)

(67,122,331)	(86,664,578)	(1,306,335)	663,569

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	131

FINANCIAL INFORMATION

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Investment Quality Bond Fund
Class A
Year Ended 12/31/15	$10.16	$0.31	[1]	$(0.38)	$(0.07)	$(0.30)	$(0.22)
Year Ended 12/31/14	10.01	0.30		0.26	0.56	(0.30)	(0.11)
Year Ended 12/31/13	10.50	0.28		(0.45)	(0.17)	(0.28)	(0.04)
Year Ended 12/31/12	10.34	0.28		0.32	0.60	(0.28)	(0.16)
Year Ended 12/31/11	10.12	0.35		0.33	0.68	(0.35)	(0.11)

Class C
Year Ended 12/31/15	$10.16	$0.22	[1]	$(0.38)	$(0.16)	$(0.22)	$(0.22)
Year Ended 12/31/14	10.01	0.22		0.26	0.48	(0.22)	(0.11)
Year Ended 12/31/13	10.50	0.20		(0.45)	(0.25)	(0.20)	(0.04)
Year Ended 12/31/12	10.34	0.20		0.32	0.52	(0.20)	(0.16)
Year Ended 12/31/11	10.11	0.28		0.34	0.62	(0.28)	(0.11)

Class K
Year Ended 12/31/15	$10.18	$0.27	[1]	$(0.39)	$(0.12)	$(0.26)	$(0.22)
Year Ended 12/31/14	10.02	0.26		0.27	0.53	(0.26)	(0.11)
Year Ended 12/31/13	10.51	0.24		(0.45)	(0.21)	(0.24)	(0.04)
Year Ended 12/31/12	10.36	0.23		0.31	0.54	(0.23)	(0.16)
Year Ended 12/31/11	10.13	0.31		0.34	0.65	(0.31)	(0.11)

Class Y
Year Ended 12/31/15	$10.17	$0.32	[1]	$(0.39)	$(0.07)	$(0.32)	$(0.22)
Year Ended 12/31/14	10.02	0.33		0.26	0.59	(0.33)	(0.11)
Year Ended 12/31/13	10.50	0.30		(0.44)	(0.14)	(0.30)	(0.04)
Year Ended 12/31/12	10.35	0.30		0.31	0.61	(0.30)	(0.16)
Year Ended 12/31/11	10.12	0.37		0.34	0.71	(0.37)	(0.11)

See notes to Financial Highlights on page 143.

132	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.52)	$9.57	(0.74)%	$51,747	0.90%	1.07%	3.06%	2.89%	73%
(0.41)	10.16	5.67%	73,618	0.88%	1.05%	2.98%	2.81%	51%
(0.32)	10.01	(1.64)%	80,139	0.85%	1.01%	2.70%	2.54%	201%
(0.44)	10.50	5.85%	129,706	0.85%	0.99%	2.62%	2.48%	154%
(0.46)	10.34	6.87%	115,632	0.85%	0.98%	3.46%	3.33%	113%

$(0.44)	$9.56	(1.70)%	$10,510	1.77%	1.85%	2.19%	2.11%	73%
(0.33)	10.16	4.81%	15,377	1.71%	1.88%	2.16%	1.99%	51%
(0.24)	10.01	(2.37)%	12,057	1.60%	1.81%	1.92%	1.71%	201%
(0.36)	10.50	5.06%	27,040	1.60%	1.79%	1.83%	1.64%	154%
(0.39)	10.34	6.17%	15,482	1.60%	1.84%	2.60%	2.36%	113%

$(0.48)	$9.58	(1.24)%	$5,568	1.30%	1.45%	2.65%	2.50%	73%
(0.37)	10.18	5.36%	7,821	1.28%	1.46%	2.57%	2.39%	51%
(0.28)	10.02	(2.02)%	7,287	1.25%	1.41%	2.32%	2.16%	201%
(0.39)	10.51	5.33%	9,291	1.25%	1.44%	2.23%	2.04%	154%
(0.42)	10.36	6.55%	10,471	1.25%	1.50%	3.04%	2.79%	113%

$(0.54)	$9.56	(0.73)%	$5,557	0.66%	0.86%	3.19%	2.99%	73%
(0.44)	10.17	5.91%	33,519	0.66%	0.78%	3.20%	3.08%	51%
(0.34)	10.02	(1.35)%	34,568	0.66%	0.72%	2.89%	2.83%	201%
(0.46)	10.50	5.95%	58,511	0.66%	0.74%	2.80%	2.72%	154%
(0.48)	10.35	7.18%	51,026	0.66%	0.68%	3.39%	3.37%	113%

See notes to Financial Highlights on page 143.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	133

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Low Duration Bond Fund
Class A
Year Ended 12/31/15	$10.03	$0.14	[1]	$(0.09)	$0.05	$(0.13)	$—
Year Ended 12/31/14	10.13	0.18		(0.10)	0.08	(0.18)	—
Year Ended 12/31/13	10.32	0.18		(0.19)	(0.01)	(0.18)	—	[4]
Year Ended 12/31/12	10.21	0.20		0.11	0.31	(0.20)	—	[4]
Year Ended 12/31/11	10.28	0.24		(0.06)	0.18	(0.24)	(0.01)

Class C
Year Ended 12/31/15	$10.03	$0.06	[1]	$(0.08)	$(0.02)	$(0.06)	$—
Year Ended 12/31/14	10.13	0.10		(0.10)	0.00	(0.10)	—
Year Ended 12/31/13	10.32	0.10		(0.19)	(0.09)	(0.10)	—	[4]
Year Ended 12/31/12	10.21	0.12		0.11	0.23	(0.12)	—	[4]
Year Ended 12/31/11	10.28	0.16		(0.06)	0.10	(0.16)	(0.01)

Class K
Year Ended 12/31/15	$10.03	$0.10	[1]	$(0.09)	$0.01	$(0.09)	$—
Year Ended 12/31/14	10.13	0.13		(0.10)	0.03	(0.13)	—
Year Ended 12/31/13	10.32	0.14		(0.19)	(0.05)	(0.14)	—	[4]
Year Ended 12/31/12	10.21	0.15		0.11	0.26	(0.15)	—	[4]
Year Ended 12/31/11	10.28	0.20		(0.06)	0.14	(0.20)	(0.01)

Class Y
Year Ended 12/31/15	$10.03	$0.16	[1]	$(0.08)	$0.08	$(0.16)	$—
Year Ended 12/31/14	10.13	0.20		(0.10)	0.10	(0.20)	—
Year Ended 12/31/13	10.32	0.20		(0.19)	0.01	(0.20)	—	[4]
Year Ended 12/31/12	10.21	0.22		0.11	0.33	(0.22)	—	[4]
Year Ended 12/31/11	10.28	0.26		(0.06)	0.20	(0.26)	(0.01)

See notes to Financial Highlights on page 143.

134	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.13)	$9.95	0.52%		$314,347	0.84%	0.85%	1.38%	1.37%	36%
(0.18)	10.03	0.74%		373,706	0.90%	0.90%	1.75%	1.75%	38%
(0.18)	10.13	(0.07)%		580,942	0.83%	0.84%	1.76%	1.75%	74%
(0.20)	10.32	3.06%		818,462	0.80%	0.84%	1.88%	1.84%	64%
(0.25)	10.21	1.68%		665,196	0.80%	0.86%	2.26%	2.20%	76%

$(0.06)	$9.95	(0.20)%		$154,056	1.61%	1.62%	0.62%	0.61%	36%
(0.10)	10.03	0.00%	[5]	191,970	1.64%	1.64%	1.00%	1.00%	38%
(0.10)	10.13	(0.85)%		268,237	1.61%	1.63%	0.98%	0.96%	74%
(0.12)	10.32	2.29%		334,753	1.55%	1.62%	1.12%	1.05%	64%
(0.17)	10.21	0.93%		236,987	1.55%	1.61%	1.52%	1.46%	76%

$(0.09)	$9.95	0.12%		$3,925	1.26%	1.27%	0.96%	0.95%	36%
(0.13)	10.03	0.31%		5,001	1.33%	1.33%	1.31%	1.31%	38%
(0.14)	10.13	(0.50)%		5,894	1.26%	1.30%	1.34%	1.30%	74%
(0.15)	10.32	2.65%		7,238	1.20%	1.33%	1.46%	1.33%	64%
(0.21)	10.21	1.28%		5,551	1.20%	1.36%	1.88%	1.72%	76%

$(0.16)	$9.95	0.74%		$367,112	0.61%	0.62%	1.60%	1.59%	36%
(0.20)	10.03	1.04%		407,382	0.61%	0.61%	2.02%	2.02%	38%
(0.20)	10.13	0.15%		471,093	0.61%	0.61%	1.98%	1.98%	74%
(0.22)	10.32	3.27%		633,868	0.61%	0.61%	2.03%	2.03%	64%
(0.27)	10.21	1.89%		312,680	0.60%	0.60%	2.43%	2.43%	76%

See notes to Financial Highlights on page 143.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	135

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS High Yield Fund
Class A
Year Ended 12/31/15	$6.52	$0.40	[1]	$(0.67)	$(0.27)	$(0.40)	$—
Year Ended 12/31/14	7.31	0.41		(0.47)	(0.06)	(0.41)	(0.32)
Year Ended 12/31/13	7.25	0.43		0.07	0.50	(0.44)	—
Year Ended 12/31/12	6.75	0.45		0.50	0.95	(0.45)	—
Year Ended 12/31/11	6.93	0.49		(0.18)	0.31	(0.49)	—

Class C
Year Ended 12/31/15	$6.53	$0.35	[1]	$(0.67)	$(0.32)	$(0.35)	$—
Year Ended 12/31/14	7.32	0.36		(0.47)	(0.11)	(0.36)	(0.32)
Year Ended 12/31/13	7.25	0.36		0.07	0.43	(0.36)	—
Year Ended 12/31/12	6.74	0.39		0.51	0.90	(0.39)	—
Year Ended 12/31/11	6.93	0.44		(0.19)	0.25	(0.44)	—

Class K
Year Ended 12/31/15	$6.54	$0.37	[1]	$(0.66)	$(0.29)	$(0.38)	$—
Year Ended 12/31/14	7.33	0.38		(0.47)	(0.09)	(0.38)	(0.32)
Year Ended 12/31/13	7.25	0.39		0.08	0.47	(0.39)	—
Year Ended 12/31/12	6.75	0.42		0.50	0.92	(0.42)	—
Year Ended 12/31/11	6.93	0.46		(0.18)	0.28	(0.46)	—

Class Y
Year Ended 12/31/15	$6.49	$0.41	[1]	$(0.67)	$(0.26)	$(0.41)	$—
Year Ended 12/31/14	7.27	0.44		(0.48)	(0.04)	(0.42)	(0.32)
Year Ended 12/31/13	7.24	0.43		0.07	0.50	(0.47)	—
Year Ended 12/31/12	6.74	0.46		0.50	0.96	(0.46)	—
Year Ended 12/31/11	6.92	0.50		(0.18)	0.32	(0.50)	—

See notes to Financial Highlights on page 143.

136	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.40)	$5.85	(4.51)%	$26,608	1.00%	1.16%	6.16%	6.00%	151%
(0.73)	6.52	(1.01)%	34,339	0.98%	1.16%	5.52%	5.34%	221%
(0.44)	7.31	7.05%	42,329	0.95%	1.11%	5.72%	5.56%	96%
(0.45)	7.25	14.43%	64,916	0.92%	1.12%	6.36%	6.16%	103%
(0.49)	6.75	4.56%	68,517	0.85%	1.11%	7.10%	6.84%	101%

$(0.35)	$5.86	(5.16)%	$22,138	1.70%	1.90%	5.47%	5.27%	151%
(0.68)	6.53	(1.70)%	27,780	1.70%	1.90%	4.85%	4.65%	221%
(0.36)	7.32	6.10%	37,733	1.70%	1.87%	4.97%	4.80%	96%
(0.39)	7.25	13.75%	34,998	1.67%	1.88%	5.60%	5.39%	103%
(0.44)	6.74	3.62%	27,882	1.60%	1.88%	6.34%	6.06%	101%

$(0.38)	$5.87	(4.82)%	$18,042	1.35%	1.51%	5.82%	5.66%	151%
(0.70)	6.54	(1.35)%	21,109	1.35%	1.52%	5.20%	5.03%	221%
(0.39)	7.33	6.62%	23,036	1.35%	1.49%	5.32%	5.18%	96%
(0.42)	7.25	13.98%	22,003	1.32%	1.52%	5.96%	5.76%	103%
(0.46)	6.75	4.15%	18,961	1.25%	1.54%	6.71%	6.42%	101%

$(0.41)	$5.82	(4.34)%	$6,047	0.76%	0.95%	6.36%	6.17%	151%
(0.74)	6.49	(0.63)%	13,830	0.76%	0.90%	5.90%	5.76%	221%
(0.47)	7.27	7.14%	9,464	0.76%	0.85%	5.88%	5.79%	96%
(0.46)	7.24	14.66%	11,271	0.73%	0.91%	6.52%	6.34%	103%
(0.50)	6.74	4.75%	7,418	0.66%	0.88%	7.30%	7.08%	101%

See notes to Financial Highlights on page 143.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	137

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Tax-Exempt Fund
Class A
Year Ended 12/31/15	$10.83	$0.35	[1]	$(0.05)	$0.30	$(0.35)	$(0.25)
Year Ended 12/31/14	10.30	0.33		0.53	0.86	(0.33)	—
Year Ended 12/31/13	11.13	0.31		(0.83)	(0.52)	(0.31)	—	[4]
Year Ended 12/31/12	10.69	0.32		0.44	0.76	(0.32)	—
Year Ended 12/31/11	9.95	0.34		0.74	1.08	(0.34)	—

Class C
Year Ended 12/31/15	$10.82	$0.26	[1]	$(0.04)	$0.22	$(0.26)	$(0.25)
Year Ended 12/31/14	10.30	0.24		0.52	0.76	(0.24)	—
Year Ended 12/31/13	11.12	0.23		(0.82)	(0.59)	(0.23)	—	[4]
Year Ended 12/31/12	10.69	0.23		0.43	0.66	(0.23)	—
Year Ended 12/31/11	9.95	0.26		0.74	1.00	(0.26)	—

Class Y
Year Ended 12/31/15	$10.82	$0.36	[1]	$(0.05)	$0.31	$(0.36)	$(0.25)
Year Ended 12/31/14	10.29	0.34		0.53	0.87	(0.34)	—
Year Ended 12/31/13	11.12	0.33		(0.83)	(0.50)	(0.33)	—	[4]
Year Ended 12/31/12	10.68	0.34		0.44	0.78	(0.34)	—
Year Ended 12/31/11	9.95	0.36		0.73	1.09	(0.36)	—

RS High Income Municipal Bond Fund
Class A
Year Ended 12/31/15	$10.84	$0.43	[1]	$0.05	$0.48	$(0.43)	$—
Year Ended 12/31/14	10.00	0.45		0.84	1.29	(0.45)	—
Year Ended 12/31/13	11.19	0.45		(1.19)	(0.74)	(0.45)	—
Year Ended 12/31/12	10.55	0.44		0.64	1.08	(0.44)	—
Year Ended 12/31/11	9.95	0.52		0.60	1.12	(0.52)	—

Class C
Year Ended 12/31/15	$10.84	$0.35	[1]	$0.05	$0.40	$(0.35)	$—
Year Ended 12/31/14	10.00	0.37		0.84	1.21	(0.37)	—
Year Ended 12/31/13	11.19	0.37		(1.19)	(0.82)	(0.37)	—
Year Ended 12/31/12	10.55	0.35		0.64	0.99	(0.35)	—
Year Ended 12/31/11	9.95	0.46		0.60	1.06	(0.46)	—

Class Y
Year Ended 12/31/15	$10.84	$0.45	[1]	$0.05	$0.50	$(0.45)	$—
Year Ended 12/31/14	10.00	0.47		0.84	1.31	(0.47)	—
Year Ended 12/31/13	11.19	0.47		(1.19)	(0.72)	(0.47)	—
Year Ended 12/31/12	10.55	0.46		0.64	1.10	(0.46)	—
Year Ended 12/31/11	9.95	0.54		0.60	1.14	(0.54)	—

See notes to Financial Highlights on page 143.

138	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.60)	$10.53	2.76%	$90,301	0.80%	0.93%	3.22%	3.09%	39%
(0.33)	10.83	8.39%	102,716	0.80%	0.96%	3.05%	2.89%	14%
(0.31)	10.30	(4.67)%	152,992	0.80%	0.93%	2.92%	2.79%	26%
(0.32)	11.13	7.19%	275,881	0.80%	0.91%	2.91%	2.80%	15%
(0.34)	10.69	11.11%	258,848	0.80%	0.90%	3.33%	3.23%	17%

$(0.51)	$10.53	2.04%	$43,404	1.60%	1.70%	2.43%	2.33%	39%
(0.24)	10.82	7.44%	53,042	1.60%	1.72%	2.26%	2.14%	14%
(0.23)	10.30	(5.35)%	64,061	1.60%	1.69%	2.12%	2.03%	26%
(0.23)	11.12	6.24%	107,073	1.60%	1.69%	2.10%	2.01%	15%
(0.26)	10.69	10.22%	79,106	1.60%	1.67%	2.55%	2.48%	17%

$(0.61)	$10.52	2.87%	$52,012	0.69%	0.71%	3.33%	3.31%	39%
(0.34)	10.82	8.53%	75,047	0.69%	0.69%	3.18%	3.18%	14%
(0.33)	10.29	(4.57)%	62,916	0.69%	0.69%	3.03%	3.03%	26%
(0.34)	11.12	7.34%	110,209	0.67%	0.67%	3.03%	3.03%	15%
(0.36)	10.68	11.14%	75,837	0.68%	0.68%	3.42%	3.42%	17%

$(0.43)	$10.89	4.51%	$48,485	0.80%	0.95%	3.96%	3.81%	53%
(0.45)	10.84	13.09%	50,341	0.78%	1.02%	4.26%	4.02%	25%
(0.45)	10.00	(6.74)%	54,603	0.73%	0.95%	4.17%	3.95%	19%
(0.44)	11.19	10.32%	137,734	0.68%	0.92%	3.89%	3.65%	17%
(0.52)	10.55	11.68%	99,686	0.51%	0.96%	5.11%	4.66%	20%

$(0.35)	$10.89	3.71%	$36,190	1.57%	1.73%	3.19%	3.03%	53%
(0.37)	10.84	12.22%	35,996	1.55%	1.77%	3.50%	3.28%	25%
(0.37)	10.00	(7.47)%	36,049	1.52%	1.73%	3.40%	3.19%	19%
(0.35)	11.19	9.46%	68,925	1.48%	1.72%	3.08%	2.84%	17%
(0.46)	10.55	10.94%	34,428	1.21%	1.74%	4.41%	3.88%	20%

$(0.45)	$10.89	4.75%	$43,024	0.57%	0.73%	4.18%	4.02%	53%
(0.47)	10.84	13.37%	34,630	0.54%	0.73%	4.49%	4.30%	25%
(0.47)	10.00	(6.54)%	27,286	0.50%	0.71%	4.39%	4.18%	19%
(0.46)	11.19	10.59%	73,511	0.44%	0.68%	4.11%	3.88%	17%
(0.54)	10.55	11.89%	36,526	0.30%	0.67%	5.25%	4.88%	20%

See notes to Financial Highlights on page 143.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	139

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Floating Rate Fund
Class A
Year Ended 12/31/15	$9.82	$0.46[1]		$(0.74)	$(0.28)	$(0.46)	$—
Year Ended 12/31/14	10.34	0.42		(0.52)	(0.10)	(0.42)	—
Year Ended 12/31/13	10.27	0.44		0.07	0.51	(0.44)	—
Year Ended 12/31/12	9.85	0.54		0.42	0.96	(0.54)	—
Year Ended 12/31/11	10.30	0.54		(0.44)	0.10	(0.54)	(0.01)

Class C
Year Ended 12/31/15	$9.83	$0.38	[1]	$(0.75)	$(0.37)	$(0.38)	$—
Year Ended 12/31/14	10.34	0.34		(0.51)	(0.17)	(0.34)	—
Year Ended 12/31/13	10.27	0.36		0.07	0.43	(0.36)	—
Year Ended 12/31/12	9.86	0.46		0.41	0.87	(0.46)	—
Year Ended 12/31/11	10.31	0.48		(0.44)	0.04	(0.48)	(0.01)

Class K
Year Ended 12/31/15	$9.83	$0.41	[1]	$(0.75)	$(0.34)	$(0.41)	$—
Year Ended 12/31/14	10.34	0.36		(0.51)	(0.15)	(0.36)	—
Year Ended 12/31/13	10.26	0.40		0.08	0.48	(0.40)	—
Year Ended 12/31/12	9.85	0.49		0.41	0.90	(0.49)	—
Year Ended 12/31/11	10.31	0.50		(0.45)	0.05	(0.50)	(0.01)

Class Y
Year Ended 12/31/15	$9.83	$0.48	[1]	$(0.75)	$(0.27)	$(0.48)	$—
Year Ended 12/31/14	10.34	0.44		(0.51)	(0.07)	(0.44)	—
Year Ended 12/31/13	10.27	0.47		0.07	0.54	(0.47)	—
Year Ended 12/31/12	9.86	0.56		0.41	0.97	(0.56)	—
Year Ended 12/31/11	10.30	0.56		(0.43)	0.13	(0.56)	(0.01)

See notes to Financial Highlights on page 143.

140	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.46)	$9.08	(3.03)%	$227,240	1.00%	1.06%	4.71%	4.65%	29%
(0.42)	9.82	(1.09)%	335,081	0.99%	1.08%	4.02%	3.93%	39%
(0.44)	10.34	5.10%	854,291	0.94%	1.06%	4.29%	4.17%	30%
(0.54)	10.27	9.96%	771,638	0.79%	1.05%	5.27%	5.01%	52%
(0.55)	9.85	1.02%	458,208	0.50%	1.07%	5.33%	4.76%	87%

$(0.38)	$9.08	(3.91)%	$399,361	1.80%	1.85%	3.92%	3.87%	29%
(0.34)	9.83	(1.76)%	585,818	1.79%	1.85%	3.28%	3.22%	39%
(0.36)	10.34	4.27%	800,072	1.73%	1.85%	3.48%	3.36%	30%
(0.46)	10.27	8.98%	599,026	1.58%	1.84%	4.50%	4.24%	52%
(0.49)	9.86	0.38%	407,389	1.20%	1.82%	4.72%	4.10%	87%

$(0.41)	$9.08	(3.62)%	$1,920	1.52%	1.52%	4.22%	4.22%	29%
(0.36)	9.83	(1.50)%	2,340	1.55%	1.58%	3.52%	3.49%	39%
(0.40)	10.34	4.72%	2,773	1.38%	1.50%	3.85%	3.73%	30%
(0.49)	10.26	9.31%	4,285	1.26%	1.52%	4.82%	4.56%	52%
(0.51)	9.85	0.52%	3,627	0.90%	1.57%	4.96%	4.29%	87%

$(0.48)	$9.08	(2.91)%	$471,827	0.78%	0.84%	4.91%	4.85%	29%
(0.44)	9.83	(0.75)%	927,644	0.77%	0.82%	4.31%	4.26%	39%
(0.47)	10.34	5.34%	1,186,456	0.72%	0.83%	4.47%	4.36%	30%
(0.56)	10.27	10.08%	568,316	0.60%	0.86%	5.46%	5.20%	52%
(0.57)	9.86	1.30%	283,393	0.31%	0.82%	5.54%	5.03%	87%

See notes to Financial Highlights on page 143.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	141

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Strategic Income Fund
Class A
Year Ended 12/31/15	$10.10	$0.31	[1]	$(0.40)	$(0.09)	$(0.32)	$(0.01)
Year Ended 12/31/14	10.33	0.31		(0.10)	0.21	(0.33)	(0.11)
Year Ended 12/31/13	10.64	0.35		(0.28)	0.07	(0.38)	— [4]
Year Ended 12/31/12	10.29	0.40		0.48	0.88	(0.40)	(0.13)
Year Ended 12/31/11	10.30	0.49		0.08	0.57	(0.52)	(0.06)

Class C
Year Ended 12/31/15	$10.15	$0.23	[1]	$(0.40)	$(0.17)	$(0.25)	$(0.01)
Year Ended 12/31/14	10.38	0.24		(0.11)	0.13	(0.25)	(0.11)
Year Ended 12/31/13	10.66	0.27		(0.28)	(0.01)	(0.27)	— [4]
Year Ended 12/31/12	10.31	0.30		0.49	0.79	(0.31)	(0.13)
Year Ended 12/31/11	10.30	0.41		0.09	0.50	(0.43)	(0.06)

Class K
Year Ended 12/31/15	$10.16	$0.27	[1]	$(0.40)	$(0.13)	$(0.29)	$(0.01)
Year Ended 12/31/14	10.38	0.28		(0.10)	0.18	(0.29)	(0.11)
Year Ended 12/31/13	10.67	0.30		(0.28)	0.02	(0.31)	— [4]
Year Ended 12/31/12	10.32	0.34		0.49	0.83	(0.35)	(0.13)
Year Ended 12/31/11	10.30	0.45		0.08	0.53	(0.45)	(0.06)

Class Y
Year Ended 12/31/15	$10.05	$0.32	[1]	$(0.39)	$(0.07)	$(0.34)	$(0.01)
Year Ended 12/31/14	10.27	0.36		(0.12)	0.24	(0.35)	(0.11)
Year Ended 12/31/13	10.62	0.38		(0.29)	0.09	(0.44)	— [4]
Year Ended 12/31/12	10.27	0.42		0.48	0.90	(0.42)	(0.13)
Year Ended 12/31/11	10.30	0.51		0.07	0.58	(0.55)	(0.06)

142	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.33)	$9.68	(0.93)%	$37,845	0.95%	1.16%	3.05%	2.84%	41%
(0.44)	10.10	2.03%	48,790	0.92%	1.14%	3.08%	2.86%	87%
(0.38)	10.33	0.71%	53,615	0.81%	1.18%	3.40%	3.03%	133%
(0.53)	10.64	8.67%	84,372	0.72%	1.16%	3.74%	3.30%	157%
(0.58)	10.29	5.66%	66,131	0.50%	1.18%	4.73%	4.05%	79%

$(0.26)	$9.72	(1.79)%	$12,940	1.74%	1.97%	2.25%	2.02%	41%
(0.36)	10.15	1.23%	12,974	1.70%	1.96%	2.29%	2.03%	87%
(0.27)	10.38	(0.03)%	12,691	1.64%	1.99%	2.58%	2.23%	133%
(0.44)	10.66	7.78%	13,106	1.54%	1.97%	2.91%	2.48%	157%
(0.49)	10.31	4.94%	9,193	1.20%	2.01%	4.02%	3.21%	79%

$(0.30)	$9.73	(1.39)%	$3,338	1.34%	1.58%	2.64%	2.40%	41%
(0.40)	10.16	1.72%	3,661	1.31%	1.57%	2.69%	2.43%	87%
(0.31)	10.38	0.27%	3,806	1.25%	1.59%	2.97%	2.63%	133%
(0.48)	10.67	8.17%	3,085	1.16%	1.60%	3.32%	2.88%	157%
(0.51)	10.32	5.31%	2,595	0.83%	1.65%	4.41%	3.59%	79%

$(0.35)	$9.63	(0.74)%	$13,217	0.74%	0.98%	3.24%	3.00%	41%
(0.46)	10.05	2.34%	18,035	0.71%	0.87%	3.28%	3.12%	87%
(0.44)	10.27	0.88%	8,411	0.57%	0.91%	3.62%	3.28%	133%
(0.55)	10.62	8.93%	9,143	0.50%	0.90%	3.91%	3.51%	157%
(0.61)	10.27	5.82%	4,776	0.29%	0.93%	4.99%	4.35%	79%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Calculated based on the average shares outstanding during the period.

[2]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations, and exclude the effect of custody credits, if applicable.

[4]	Rounds to $0.00 per share.

[5]	Rounds to 0.00%.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	143

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2015

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to seven series offered by the Trust: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund, RS Floating Rate Fund and RS Strategic Income Fund (each a “Fund,” collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Floating Rate Fund and RS Strategic Income Fund offer Class A, C, K and Y shares. RS Tax-Exempt Fund and RS High Income Municipal Bond Fund offer Class A, C and Y shares. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Funds are responsible for the valuation of portfolio securities. The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ

144	www.rsinvestments.com

NOTES TO FINANCIAL STATEMENTS

Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates market value (see Note 5e). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of

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NOTES TO FINANCIAL STATEMENTS

the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2015, the Funds had no securities classified as Level 3.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2015, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

146	www.rsinvestments.com

NOTES TO FINANCIAL STATEMENTS

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2015, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2015, the Funds did not incur any such interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state authorities for tax years before 2011.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

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NOTES TO FINANCIAL STATEMENTS

f. Futures Contracts The Funds may enter into financial futures contracts. In entering into such contracts, the Funds are required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Funds, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Funds. Daily changes in variation margin are recognized as unrealized gains or losses by the Funds. The Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

g. Credit Derivatives The Funds may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust a Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

Credit default swap agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap.

The Funds may enter into credit default swap agreements either as a buyer or seller. The Funds may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Funds may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Funds bear the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Funds may also enter into cleared swaps.

In entering into swap contracts, the Funds are required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Funds each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Funds. Daily changes in variation margin are recognized as unrealized gains or losses by the Funds. Payments received or paid to initiate a credit default swap contract represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors).

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These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations. The Funds may not achieve the anticipated benefits of the swap contracts and may realize a loss.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

For the year ended December 31, 2015, the following Funds entered into credit default swaps primarily for the strategies listed below:

Fund	Strategy
RS Investment Quality Bond Fund	Asset allocation and risk exposure management
RS Low Duration Bond Fund	Asset allocation and risk exposure management
RS Strategic Income Fund	Asset allocation and risk exposure management

h. Options Transactions The Funds can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of their investment strategies. In writing options, the Funds are required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from its current market value.

i. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses, and expenses other than class-specific expenses are

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allocated daily to each class of shares based upon the proportion of net assets attributable to each class at the beginning of the day.

j. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

k. Distributions to Shareholders Distributions of net investment income are declared and accrued daily and each Fund intends to distribute substantially all net investment income, as determined on a federal tax basis if any, monthly. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

l. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Investment Quality Bond Fund	0.50%
RS Low Duration Bond Fund*	0.45%
RS High Yield Fund	0.60%
RS Tax-Exempt Fund	0.50%
RS High Income Municipal Bond Fund	0.50%
RS Floating Rate Fund	0.65%
RS Strategic Income Fund	0.60%

*	A voluntary investment advisory fee percentage of 0.42% was in effect from September 1, 2015 through December 31, 2015.

RS Investments has entered into a Sub-Advisory Agreement as of May 1, 2015 with Park Avenue Institutional Advisers LLC (“Park Avenue”), a wholly-owned subsidiary of GIS. Park Avenue is responsible for providing day-to-day investment advisory services to the Funds, subject to the oversight of the Board of Trustees of the Trust and RS Investments. Prior to May 1, 2015, GIS served as the sub-adviser to the Funds pursuant to a Sub-Advisory, Sub-Administration and Accounting Services Agreement. GIS and Park Avenue informed the Trust that there would be no changes in the

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investment strategies of the Funds or in the portfolio management personnel responsible for the day-to-day management of the Funds as a result of the change in sub-adviser. Sub-investment advisory fees paid by RS Investments to Park Avenue and previously to GIS do not represent a separate or additional expense to the Funds.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2016, to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

Fund	Expense Limitation
	Class A	Class C	Class K	Class Y
RS Investment Quality Bond Fund	0.90%	1.77%	1.30%	0.66%
RS High Yield Fund	1.00%	1.70%	1.35%	0.76%
RS Tax-Exempt Fund	0.80%	1.60%	N/A	0.69%
RS High Income Municipal Bond Fund	0.80%	1.57%	N/A	0.57%
RS Floating Rate Fund	1.00%	1.80%	1.56%	0.78%
RS Strategic Income Fund	0.95%	1.74%	1.34%	0.74%

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with RSFD for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, RSFD is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2015, RSFD received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Investment Quality Bond Fund	Class A	0.25%	$152,764
	Class C	1.00%	136,095
	Class K	0.65%	46,999
	Class Y	0.00%	—
RS Low Duration Bond Fund	Class A	0.25%	$842,311
	Class C	1.00%	1,677,809
	Class K	0.65%	28,943
	Class Y	0.00%	—

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Fund		Annual Rate	Distribution Fees
RS High Yield Fund	Class A	0.25%	$78,206
	Class C	1.00%	255,248
	Class K	0.65%	132,620
	Class Y	0.00%	—
RS Tax-Exempt Fund	Class A	0.25%	$226,736
	Class C	1.00%	474,903
	Class Y	0.00%	—
RS High Income Municipal Bond Fund	Class A	0.25%	$124,499
	Class C	1.00%	349,005
	Class Y	0.00%	—
RS Floating Rate Fund	Class A	0.25%	$737,214
	Class C	1.00%	5,154,190
	Class K	0.65%	14,660
	Class Y	0.00%	—
RS Strategic Income Fund	Class A	0.25%	$106,035
	Class C	1.00%	132,924
	Class K	0.65%	23,347
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts, which expenses are allocable to RSFD. RS Investments compensates RSFD for its services in connection with the promotion of Fund shares and reimburses RSFD for its expenses, including payments made by RSFD to third parties in respect of the promotion of Fund shares in excess of amounts received by RSFD under the distribution plan. In addition to payments under the distribution plan, the Funds reimburse RSFD for payments RSFD makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations as “Transfer agent fees.”

Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS and Park Avenue, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2015, PAS informed the Trust it received $1,830,481 directly or indirectly from RSFD as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the year ended December 31, 2015, aggregate front-end sales charges for the sale of Class A shares paid to RSFD were as follows:

Fund	Sales Charges
RS Investment Quality Bond Fund	$7,426
RS Low Duration Bond Fund	7,404
RS High Yield Fund	1,329

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Fund	Sales Charges
RS Tax-Exempt Fund	$3,956
RS High Income Municipal Bond Fund	4,953
RS Floating Rate Fund	20,972
RS Strategic Income Fund	2,031

RSFD is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2015, RSFD received CDSL charges as follows:

Fund	CDSL
RS Investment Quality Bond Fund	$3,304
RS Low Duration Bond Fund	174,105
RS High Yield Fund	1,349
RS Tax-Exempt Fund	8,354
RS High Income Municipal Bond Fund	19,905
RS Floating Rate Fund	87,748
RS Strategic Income Fund	1,277

See Note 4b for information on ownership concentration by affiliates of the Funds.

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2015 and December 31, 2014, was as follows:

	Tax-Exempt		Ordinary Income		Long-Term Capital Gains
Fund	2015	2014	2015	2014	2015	2014
RS Investment Quality Bond Fund	$—	$—	$3,340,637	$4,082,468	$985,846	$918,835
RS Low Duration Bond Fund	—	—	11,339,753	19,684,266	—	—
RS High Yield Fund	—	—	5,193,219	5,796,669	—	4,732,702
RS Tax-Exempt Fund	5,999,711	7,451,997	3,033	4,439	4,101,093	—
RS High Income Municipal Bond Fund	4,680,578	4,564,350	9,237	13,647	—	—
RS Floating Rate Fund	—	—	71,099,999	100,634,483	—	—
RS Strategic Income Fund	—	—	2,347,648	2,789,182	—	669,636

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Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2015, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS Investment Quality Bond Fund	$—	$(23,618)	$23,618
RS Low Duration Bond Fund	—	(456,481)	456,481
RS High Yield Fund	(25,958)	25,958	—
RS Strategic Income Fund	—	110,438	(110,438)

See the chart below for the tax basis of distributable earnings as of December 31, 2015.

Fund	Tax-Exempt	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Investment Quality Bond Fund	$—	$60,218	$48,688
RS Low Duration Bond Fund	—	179,843	—
RS Tax-Exempt Fund	18,181	—	490,265
RS High Income Municipal Bond Fund	160,104	—	—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2015, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Tax-Exempt Fund	$2,766,331
RS High Income Municipal Bond Fund	1,646,429

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See the chart below for capital loss carryovers available to the Funds at December 31, 2015.

Fund	No Expiration
RS Low Duration Bond Fund	$19,454,558
RS High Yield Fund	6,545,048
RS High Income Municipal Bond Fund	5,951,150
RS Floating Rate Fund	75,960,360
RS Strategic Income Fund	1,049,111

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2015, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Low Duration Bond Fund	$2,206,914
RS High Yield Fund	478,468
RS Floating Rate Fund	21,779,303
RS Strategic Income Fund	771,264

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2015, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Investment Quality Bond Fund	$75,046,260	$(522,170)	$2,086,611	$(2,608,781)
RS Low Duration Bond Fund	849,373,074	(13,682,098)	1,465,636	(15,147,734)
RS High Yield Fund	81,674,862	(9,620,368)	359,524	(9,979,892)
RS Tax-Exempt Fund	160,611,373	13,239,378	13,274,917	(35,539)
RS High Income Municipal Bond Fund	110,739,891	10,639,549	10,839,219	(199,670)
RS Floating Rate Fund	1,197,831,266	(121,992,414)	1,878,607	(123,871,021)
RS Strategic Income Fund	63,306,166	(1,629,383)	773,989	(2,403,372)

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Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Investment Quality Bond Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	886,786	$8,938,100	1,632,585	$16,731,550
Shares reinvested	292,218	2,899,276	275,096	2,808,497
Shares redeemed	(3,014,130)	(30,335,892)	(2,668,294)	(27,199,655)

Net decrease	(1,835,126)	$(18,498,516)	(760,613)	$(7,659,608)

Class C
Shares sold	300,848	$3,025,607	719,536	$7,355,069
Shares reinvested	48,368	478,012	28,469	290,340
Shares redeemed	(763,816)	(7,616,754)	(439,043)	(4,475,604)

Net increase/(decrease)	(414,600)	$(4,113,135)	308,962	$3,169,805

Class K
Shares sold	110,151	$1,107,871	205,082	$2,104,245
Shares reinvested	33,103	328,448	25,854	264,277
Shares redeemed	(330,500)	(3,279,469)	(189,383)	(1,936,774)

Net increase/(decrease)	(187,246)	$(1,843,150)	41,553	$431,748

Class Y
Shares sold	442,814	$4,447,517	731,802	$7,496,591
Shares reinvested	29,593	294,035	136,340	1,393,393
Shares redeemed	(3,187,755)	(32,484,532)	(1,022,853)	(10,465,761)

Net decrease	(2,715,348)	$(27,742,980)	(154,711)	$(1,575,777)

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RS Low Duration Bond Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	14,413,062	$144,655,847	18,980,974	$192,001,528
Shares reinvested	391,262	3,932,750	751,190	7,600,822
Shares redeemed	(20,462,183)	(205,370,573)	(39,832,016)	(402,899,939)

Net decrease	(5,657,859)	$(56,781,976)	(20,099,852)	$(203,297,589)

Class C
Shares sold	2,580,472	$25,875,734	4,559,356	$46,088,623
Shares reinvested	86,194	866,989	183,623	1,858,035
Shares redeemed	(6,311,072)	(63,406,731)	(12,087,469)	(122,311,861)

Net decrease	(3,644,406)	$(36,664,008)	(7,344,490)	$(74,365,203)

Class K
Shares sold	74,802	$751,259	97,128	$983,806
Shares reinvested	4,122	41,446	7,050	71,320
Shares redeemed	(182,777)	(1,835,102)	(187,552)	(1,898,412)

Net decrease	(103,853)	$(1,042,397)	(83,374)	$(843,286)

Class Y
Shares sold	19,337,275	$194,260,903	27,274,481	$276,047,782
Shares reinvested	424,913	4,271,367	628,890	6,360,211
Shares redeemed	(23,474,940)	(235,848,592)	(33,801,656)	(341,842,013)

Net decrease	(3,712,752)	$(37,316,322)	(5,898,285)	$(59,434,020)

RS High Yield Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,459,731	$9,303,139	2,860,189	$20,991,474
Shares reinvested	206,168	1,313,170	368,311	2,562,110
Shares redeemed	(2,382,836)	(15,224,370)	(3,752,044)	(27,413,739)

Net decrease	(716,937)	$(4,608,061)	(523,544)	$(3,860,155)

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Transactions in Capital Shares (continued)

RS High Yield Fund (continued)

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class C
Shares sold	337,018	$2,104,105	1,835,027	$13,355,456
Shares reinvested	79,573	509,246	181,769	1,254,865
Shares redeemed	(890,588)	(5,676,514)	(2,915,856)	(20,982,781)

Net decrease	(473,997)	$(3,063,163)	(899,060)	$(6,372,460)

Class K
Shares sold	113,880	$738,865	145,603	$1,066,862
Shares reinvested	38,340	245,567	78,612	548,112
Shares redeemed	(303,919)	(1,918,364)	(138,510)	(1,023,520)

Net increase/(decrease)	(151,699)	$(933,932)	85,705	$591,454

Class Y
Shares sold	699,134	$4,481,945	2,342,573	$17,134,731
Shares reinvested	66,336	424,604	119,474	810,697
Shares redeemed	(1,858,298)	(11,851,774)	(1,631,007)	(11,774,724)

Net increase/(decrease)	(1,092,828)	$(6,945,225)	831,040	$6,170,704

RS Tax-Exempt Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,676,372	$17,825,644	1,784,501	$18,864,088
Shares reinvested	419,876	4,473,741	339,258	3,622,620
Shares redeemed	(3,007,486)	(32,321,126)	(7,489,572)	(79,806,483)

Net decrease	(911,238)	$(10,021,741)	(5,365,813)	$(57,319,775)

Class C
Shares sold	191,827	$2,061,375	330,927	$3,540,522
Shares reinvested	156,063	1,660,105	93,765	1,001,437
Shares redeemed	(1,124,962)	(12,105,881)	(1,744,873)	(18,571,527)

Net decrease	(777,072)	$(8,384,401)	(1,320,181)	$(14,029,568)

Class Y
Shares sold	851,255	$9,145,900	3,795,809	$40,578,616
Shares reinvested	210,805	2,245,730	112,332	1,202,175
Shares redeemed	(3,055,109)	(32,962,169)	(3,084,611)	(32,891,979)

Net increase/(decrease)	(1,993,049)	$(21,570,539)	823,530	$8,888,812

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RS High Income Municipal Bond Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,615,893	$17,569,569	1,923,068	$20,380,757
Shares reinvested	138,795	1,507,095	160,278	1,686,621
Shares redeemed	(1,943,898)	(21,084,130)	(2,900,936)	(30,007,307)

Net decrease	(189,210)	$(2,007,466)	(817,590)	$(7,939,929)

Class C
Shares sold	448,638	$4,861,835	632,556	$6,709,250
Shares reinvested	86,848	942,697	99,895	1,051,393
Shares redeemed	(530,972)	(5,761,884)	(1,018,019)	(10,659,739)

Net increase/(decrease)	4,514	$42,648	(285,568)	$(2,899,096)

Class Y
Shares sold	2,380,622	$25,842,593	2,203,035	$23,084,631
Shares reinvested	123,329	1,338,153	106,033	1,117,881
Shares redeemed	(1,745,459)	(18,923,259)	(1,844,229)	(19,340,066)

Net increase	758,492	$8,257,487	464,839	$4,862,446

RS Floating Rate Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,624,167	$64,158,822	18,990,455	$196,139,359
Shares reinvested	1,176,802	11,399,935	2,245,034	23,073,432
Shares redeemed	(16,869,396)	(162,610,052)	(69,757,610)	(717,501,855)

Net decrease	(9,068,427)	$(87,051,295)	(48,522,121)	$(498,289,064)

Class C
Shares sold	3,765,616	$36,811,813	9,032,860	$93,038,013
Shares reinvested	1,611,370	15,603,256	1,752,068	17,950,819
Shares redeemed	(20,991,865)	(202,611,653)	(28,544,304)	(291,661,750)

Net decrease	(15,614,879)	$(150,196,584)	(17,759,376)	$(180,672,918)

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Transactions in Capital Shares (continued)

RS Floating Rate Fund (continued)

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class K
Shares sold	51,333	$502,585	97,944	$1,006,267
Shares reinvested	9,052	87,616	8,695	89,043
Shares redeemed	(87,045)	(842,361)	(136,741)	(1,404,356)

Net decrease	(26,660)	$(252,160)	(30,102)	$(309,046)

Class Y
Shares sold	26,570,861	$259,846,001	72,300,870	$744,247,827
Shares reinvested	2,956,671	28,680,637	3,398,552	34,759,284
Shares redeemed	(71,939,897)	(693,387,150)	(96,052,401)	(977,363,416)

Net decrease	(42,412,365)	$(404,860,512)	(20,352,979)	$(198,356,305)

RS Strategic Income Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	129,296	$1,302,580	771,210	$8,007,705
Shares reinvested	42,614	426,474	79,486	821,892
Shares redeemed	(1,091,373)	(11,007,663)	(1,212,276)	(12,564,949)

Net decrease	(919,463)	$(9,278,609)	(361,580)	$(3,735,352)

Class C
Shares sold	285,952	$2,866,534	911,591	$9,514,797
Shares reinvested	27,058	271,673	37,863	392,171
Shares redeemed	(260,561)	(2,614,538)	(894,168)	(9,370,740)

Net increase	52,449	$523,669	55,286	$536,228

Class K
Shares sold	15,273	$155,415	17,357	$181,881
Shares reinvested	3,419	34,368	5,341	55,401
Shares redeemed	(36,171)	(361,746)	(28,869)	(301,503)

Net decrease	(17,479)	$(171,963)	(6,171)	$(64,221)

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RS Strategic Income Fund (continued)

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class Y
Shares sold	592,135	$5,895,792	1,492,440	$15,472,903
Shares reinvested	41,299	410,416	48,076	490,624
Shares redeemed	(1,055,276)	(10,529,808)	(564,482)	(5,823,677)

Net increase/(decrease)	(421,842)	$(4,223,600)	976,034	$10,139,850

b. Shareholder Concentration As of December 31, 2015, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders		Percentage of Net Assets
RS Investment Quality Bond Fund	2		28.86%
RS Low Duration Bond Fund	8		80.13%
RS High Yield Fund	3	*	59.45%
RS Tax-Exempt Fund	6		75.65%
RS High Income Municipal Bond Fund	4		66.04%
RS Floating Rate Fund	5		75.53%
RS Strategic Income Fund	4	**	74.99%
*	Two of the shareholders are Guardian Life and Guardian Insurance and Annuity Co. Inc., who owned 45.36% and 1.84% of net assets, respectively.
**	One of the shareholders is Guardian Life, who owned 50.35% of net assets.

Note 5 Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments) for the year ended December 31, 2015, were as follows:

	Cost of Investments Purchased		Proceeds from Investments Sold
Fund	Other Investments	U.S. Government and Agency Obligations	Other Investments	U.S. Government and Agency Obligations
RS Investment Quality Bond Fund	$5,488,605	$56,652,902	$30,663,639	$48,567,342
RS Low Duration Bond Fund	246,838,626	60,121,577	285,074,163	44,590,753
RS High Yield Fund	127,084,777	—	135,508,701	—
RS Tax-Exempt Fund	74,323,011	—	125,505,621	—

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	Cost of Investments Purchased		Proceeds from Investments Sold
Fund	Other Investments	U.S. Government and Agency Obligations	Other Investments	U.S. Government and Agency Obligations
RS High Income Municipal Bond Fund	$68,858,375	$1,005,000	$ 62,767,178	$—
RS Floating Rate Fund	442,754,381	—	787,372,632	—
RS Strategic Income Fund	5,135,134	23,248,125	18,701,909	24,992,324

b. Derivative Instruments The following is a summary of the fair valuation of Funds’ derivative instruments at December 31, 2015.

Fund	Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
RS Investment Quality Bond Fund	Financial Futures Contracts	Net unrealized depreciation on futures contracts*	$(36,540)
	Swap Contracts	Net unrealized appreciation on swap contracts*	17,717
RS Low Duration Bond Fund	Financial Futures Contracts Sold	Net unrealized appreciation on futures contracts*	33,821
	Financial Futures Contracts Purchased	Net unrealized depreciation on futures contracts*	(416,194)
	Swap Contracts	Net unrealized appreciation on swap contracts*	248,475
RS Strategic Income Fund	Financial Futures Contracts	Net unrealized depreciation on futures contracts*	(13,833)
	Swap Contracts	Net unrealized depreciation on swap contracts*	(127,610)
*	The cumulative appreciation/(depreciation) of financial futures and swap contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Notes 1f and 1g for additional information on futures and swap contracts, respectively.

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The following is a summary of the effect of the Funds’ forward foreign currency and other derivative activities on the Statement of Operations for the year ended December 31, 2015.

Fund	Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
RS Investment Quality Bond Fund	Financial Futures Contracts	Net realized gain from futures contracts	$134,447
		Net change in unrealized appreciation/(depreciation) on futures contracts	(78,900)
	Swap Contracts	Net realized gain from swap contracts	31,052
		Net change in unrealized appreciation/(depreciation) on swap contracts	17,717
	Option Contracts	Net realized gain from written options	118,235
		Net change in unrealized appreciation/(depreciation) on written options	(14,426)
RS Low Duration Bond Fund	Financial Futures Contracts	Net realized gain from futures contracts	289,190
		Net change in unrealized appreciation/(depreciation) on futures contracts	(135,840)
	Swap Contracts	Net realized loss from swap contracts	(582,758)
		Net change in unrealized appreciation/(depreciation) on swap contracts	248,475
RS Strategic Income Fund	Forward Foreign Currency Contracts	Net realized loss from foreign currency transactions	(76,925)
		Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	63,841
	Financial Futures Contracts	Net realized loss from futures contracts	(744,358)
		Net change in unrealized appreciation/(depreciation) on futures contracts	46,265
	Swap Contracts	Net realized gain from swap contracts	118,625
		Net change in unrealized appreciation/(depreciation) on swap contracts	(127,610)
	Option Contracts	Net realized gain from written options	165,169

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NOTES TO FINANCIAL STATEMENTS

Transactions in written options for the year ended December 31, 2015:

	RS Investment Quality Bond Fund		RS Strategic Income Fund
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2014	30	$16,770	—	$—
Written options	395	303,852	740	725,696
Options terminated in closing transactions	(325)	(268,160)	(740)	(725,696)
Options exercised	—	—	—	—
Options expired	(100)	(52,462)	—	—
Options outstanding, December 31, 2015	—	$—	—	$—

See the chart below for the average monthly value in forward foreign currency contracts, average monthly face value in futures contracts, average monthly notional value in swaps contracts and average monthly face value in written option contracts during the year ended December 31, 2015:

Fund	Forward Foreign Currency Contracts	Short Futures Contracts	Long Futures Contracts	Credit Default Swaps Protection Bought	Credit Default Swaps Protection Sold	Written Option Contracts
RS Investment Quality Bond Fund	$—	$(3,176,899)	$9,810,487	$538,462	$—	$(17,196)
RS Low Duration Bond Fund	—	(16,689,374)	223,398,979	11,492,308	—	—
RS Strategic Income Fund	1,250,337	(10,092,065)	498,834	—	(4,043,077)	(42,141)

RS Strategic Income Fund used forward foreign currency contracts to hedge currency risk associated with the Fund’s foreign currency-denominated investments and to manage foreign currency exposure. RS Investment Quality Bond Fund and RS Strategic Income Fund used exchange-traded futures and options on Treasury futures to manage interest rate exposure and for income. RS Low Duration Bond Fund used exchange-traded Treasury futures to manage interest rate exposure. RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS Strategic Income Fund used swap contracts for asset allocation and to manage risk exposure.

The Funds have entered into ISDA Master Agreements (“ISDA Agreements”) with various counterparties, which govern many types of derivative transactions (the “Transactions”). An ISDA Agreement is a single contract with a counterparty that typically permits multiple Transactions governed by that contract to be net settled upon the designation by the non-defaulting party of an early termination date (the “Early Termination Date”) under such contract upon the occurrence of certain events of

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default or termination events. Upon the designation of such Early Termination Date, all Transactions governed by the applicable agreement may typically be terminated and a net settlement amount may be calculated. In addition, the Fund may receive and post cash and securities collateral under the ISDA Agreements, subject to the terms of the related credit support agreement. Such credit support agreement grants the non-defaulting party designating the Early Termination Date the right to liquidate the collateral that has been posted to it and apply the proceeds to the calculation of the net settlement amount.

c. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

d. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

e. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

f. Loans Floating rate loans in which the Funds invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Funds’ floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See Note 5(l) regarding below investment grade securities.

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NOTES TO FINANCIAL STATEMENTS

The Funds may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and the Funds may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

g. Unfunded Loan Commitments The Funds may enter into certain credit agreements, all or a portion of which may be unfunded. A Fund may be obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented in the Schedule of Investments. There were no unfunded commitments as of December 31, 2015.

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

h. Municipal Obligations The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

i. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Funds may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Funds will generally enter into these transactions with the intention of taking delivery of the securities, they may sell the securities before the settlement date. Assets will be segregated when a Fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

j. Payment-In-Kind Securities Certain Funds may invest in payment-in-kind securities. Payment-in-kind securities give the issuer the option at each interest payment date to pay all or a portion of their interest or dividends in the form of additional securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

k. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Funds’ Schedule of Investments.

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l. Below Investment Grade Securities Certain Funds may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

m. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Note 6 Temporary Borrowings

Effective August 17, 2015, the Funds, with other funds managed by RS Investments, are parties to a $350 million committed revolving credit facility from State Street Bank and Trust Company and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing. $250 million of the line of credit is reserved for use by RS Floating Rate Fund with RS Floating Rate Fund paying the related commitment fees for that amount. For the period January 1, 2015 through August 16, 2015, the Funds, with other funds managed by RS Investments, were parties to a $400 million committed revolving credit facility from State Street Bank and Trust Company under similar terms. $300 million of the line of credit was reserved for use by RS Floating Rate Fund with RS Floating Rate Fund paying the related commitment fees for that amount. Under the terms of both credit facilities, in addition to the interest charged on any borrowings by a fund, each fund pays a commitment fee of 0.11% per annum on its share of the unused portion of the credit facilities.

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NOTES TO FINANCIAL STATEMENTS

For the year ended December 31, 2015, the Funds which borrowed under the facilities were as follows:

Fund	Amount Outstanding at 12/31/15	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS Investment Quality Bond Fund	$—	$2,650,288	3	1.39%
RS High Yield Fund	—	59,124	6	1.39%
RS Tax-Exempt Fund	—	514,555	17	1.38%
RS High Income Municipal Bond Fund	—	600,000	2	1.62%
RS Floating Rate Fund	25,850,000	20,741,860	43	1.60%
*	For the year ended December 31, 2015, based on the number of days borrowings were outstanding.

Note 7 Sales Transaction

On December 18, 2015, Victory Capital Management Inc. (“Victory Capital”) announced it had agreed to acquire RS Investments. The transaction, which is expected to close by the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and consents, including approvals related to the Funds.

On January 19, 2016, the Board of Trustees of the Trust approved the reorganization of each of the Funds into a corresponding, newly-formed fund within the Victory family of funds (each, an “Acquiring Fund”) (the “Reorganizations”). Victory Capital will serve as the investment adviser to each Acquiring Fund. RS Investments anticipates that, except for RS Investment Quality Bond Fund and RS Low Duration Bond Fund, each Acquiring Fund will be managed by the same investment management team that currently manages the corresponding Fund (whether at RS Investments or, as applicable, the relevant sub-adviser) and that the investment objective, principal investment strategies and principal risks of each Acquiring Fund will be substantially identical to those of the corresponding Fund. RS Investments and Victory Capital are proposing that RS Investment Quality Bond Fund and RS Low Duration Bond Fund reorganize into corresponding Acquiring Funds managed by INCORE Capital Management, an existing Victory Capital investment franchise. The Acquiring Funds’ investment strategies will be substantially similar to those of the Funds.

The Reorganizations are subject to approval by shareholders of the Funds.

Note 8 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 9 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Investment Quality Bond Fund

RS Low Duration Bond Fund

RS High Yield Fund

RS Tax-Exempt Fund

RS High Income Municipal Bond Fund

RS Floating Rate Fund

RS Strategic Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund, RS Floating Rate Fund, and RS Strategic Income Fund (seven of the funds constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 22, 2016

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TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

RS Tax-Exempt Fund

Of the distributions paid from net investment income for the year ended December 31, 2015, 99.95% are designated as exempt interest dividends for federal tax purposes.

RS High Income Municipal Bond Fund

Of the distributions paid from net investment income for the year ended December 31, 2015, 99.80% are designated as exempt interest dividends for federal tax purposes.

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain Funds hereby designate the following amounts as long-term capital gain distributions for the year ended December 31, 2015:

RS Investment Quality Bond Fund	$985,846
RS Tax-Exempt Fund	4,101,093

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Park Avenue Institutional Advisers LLC (“Park Avenue”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to RS Global Natural Resources Fund are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 5, 2015, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Sub-Advisory Agreement for RS Global Natural Resources Fund by and between RS Investments and SailingStone, which was previously approved by the Board on February 13, 2014, and the Investment Advisory Agreement for RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund, which was previously approved by the Board on December 2, 2014, each for an initial two-year term from the date of execution), for the one-year period commencing August 31, 2015. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments

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SUPPLEMENTAL INFORMATION (UNAUDITED)

appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and in this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various ongoing enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by Park Avenue and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to Park Avenue for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance and total expense levels.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted

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that there has been adopted an expense limitation that results in total expenses below the most expensive quartile and closer to median if the peer group is adjusted for a narrower set of more similar funds. For RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that total expenses remain below the top quartile. For RS Low Duration Bond Fund, the Trustees received and requested further analysis from the independent consultant and noted that the decline in assets contributed to an increase in relative expenses and that the tight grouping of this peer group placed the Fund within about 10 basis points of the median level. RS Investments had agreed to a temporary additional expense reduction to improve this Fund’s relative total expenses. For RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees recognized that a directly comparable peer group was not presented, but they were pleased that they had negotiated a further expense limitation with RS Investments. The Trustees noted that RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation keeps the Fund’s total expenses only very slightly into the fourth quartile and that the Fund has enjoyed a very favorable performance record for various periods. The RS Technology Fund’s top quartile management fee is moderated by total expenses below the top quartile of its peer group.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The Trustees noted that the information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same or higher rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, operational, compliance, legal, reporting, and other burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Global Natural Resources Fund, which was ranked in the lowest quartile for the one- and three-year periods and below the median

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for the longer term, but had shown much improved performance for the year-to-date period; (2) RS Investors Fund, which was ranked in the lowest quartile for the one-year period; (3) RS Partners Fund, which was ranked in the lowest quartile for the one- and five-year periods, and below the median for the other periods; (4) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three- and five-year periods; and (5) RS High Yield VIP Series, which was ranked in the lowest quartile for the one-, three-, five- and ten-year periods. The Trustees agreed to monitor closely the performance of these and the other Funds, taking into consideration the following additional considerations: RS Emerging Markets Fund had shown continued signs of improved performance over more recent periods after its change of portfolio management responsibility. The Independent Trustees accepted management’s explanation that RS Tax-Exempt Fund and RS High Yield VIP Series have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Independent Trustees will continue to closely monitor the other Funds about which the Trustees have concerns about relative performance. The Independent Trustees had taken note of RS Investments’ assurances that the performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that continued improvement for many Funds had been shown. The consensus of the Independent Trustees was that RS Investments has shown a commitment to take steps to improve relative performance and communicate openly with the Independent Trustees about performance challenges.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2014, and for the three months ended March 31, 2015. The Trustees noted that RS Investments has told the Board that it continued to invest in the business to maintain high quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of Park Avenue, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information previously presented by the independent consultant indicating that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and recognized that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also recognized that

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some of the largest Funds had declined in asset size, tending to reduce the available economies of scale. The Independent Trustees also noted management’s discussion of the substantial resources devoted over recent years to additional portfolio management, compliance and other professionals.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding Park Avenue, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of Park Avenue, the Trustees determined that the services provided by Park Avenue as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by Park Avenue, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2015.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.rsinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	33	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	33	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	33	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	33	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	33	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	33	TriLinc Global Impact Fund, LLC (2012–present)

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Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	33	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, Blackrock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Chief Financial Officer and Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A

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Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers (continued)
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.

+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.766.3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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One Bush Street, Suite 900 San Francisco, CA 94104	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

WWW.RSINVESTMENTS.COM // 800.766.3863	EB 015098 (12/15)

RS INTERNATIONAL FUNDS

Class A, C, K, and Y Shares

RS INTERNATIONAL FUND

RS GLOBAL FUND

RS EMERGING MARKETS FUND

RS EMERGING MARKETS SMALL CAP FUND

RS CHINA FUND

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

RS Investments

Alternatives | Fixed Income | Growth | International | Natural Resources | Value

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Alternatives	Growth	RS Emerging Markets Small Cap Fund
RS Focused Opportunity Fund	RS Small Cap Growth Fund*	RS China Fund
RS Focused Growth Opportunity Fund	RS Select Growth Fund
	RS Mid Cap Growth Fund	Natural Resources
Fixed Income	RS Growth Fund	RS Global Natural Resources Fund
RS Investment Quality Bond Fund	RS Technology Fund
RS Low Duration Bond Fund	RS Small Cap Equity Fund*	Value
RS High Yield Fund		RS Partners Fund*
RS Tax-Exempt Fund	International	RS Value Fund
RS High Income Municipal Bond Fund	RS International Fund	RS Large Cap Alpha Fund
RS Floating Rate Fund	RS Global Fund	RS Investors Fund
RS Strategic Income Fund	RS Emerging Markets Fund

*	The Fund is currently offered only to certain investors. Please contact RS Investments for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholders,

Will 2016 mark a new era in our prevailing investment environment? For clues, we might take a closer look at the recent performance of the U.S. equity markets.

The S&P 500® Index managed to eke out positive returns during 2015. However, the seventh year of this bull market was largely a tale of two halves. The first half of the year was marked by positive returns and low relative volatility. But uncertain global economic growth, turbulent commodity markets, a strong dollar, and a less accommodative Federal Reserve policy conspired to make investors more risk averse during the second half.

The tumult continued in the new year as high volatility and steep drawdowns challenged global markets. Oddly enough, we welcome this challenging environment with open arms.

For several years now exceptionally low short-term interest rates provided a tailwind for equities and, in many cases, helped mask the difference between winners and losers. Stocks just seemed to move en masse.

In such an environment it’s easy to see why the majority of domestic active equity managers lagged their relevant benchmarks. Is it any surprise why passive investing has gained popularity?

But as we look ahead, it is quite possible that 2016 will mark a new era: one of lower correlations and higher volatility. We believe that type of environment is better suited for skilled active managers who use a combination of deep fundamental research and well-defined risk protocols to separate from the average of indexing. Where others may be daunted by this change, we are actually energized.

There’s another exciting change on tap for RS Investments in 2016. It was recently announced that Victory Capital Management has agreed to acquire RS Investment Management Co., with an expected closing date later this summer.

Victory Capital, a multi-boutique asset management firm, has a strong track record of bringing on experienced investment teams and providing them with the right infrastructure and environment to maintain their independence and deliver compelling risk-adjusted returns to their clients.

Victory Capital and RS Investments share many complementary attributes, including autonomous investment teams, a commitment to employee ownership and a culture of putting clients first.

With the evolving investment environment and our changing ownership structure, it’s easy to see why we remain excited about the prospects for 2016 and beyond.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with our firm.

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CEO’S LETTER

Please visit www.rsinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money.

RS Funds are sold by Prospectus only. Before investing in any RS Fund, you should carefully consider the Fund’s investment objectives, risks, and charges and expenses. To obtain a Fund’s Prospectus and Summary Prospectus, which contain this and other important information, please call 800.766.3863 or visit www.rsinvestments.com. The Prospectus and Summary Prospectus should be read carefully before investing or sending money.

RS Funds are distributed by RS Funds Distributor LLC, member: FINRA, SIPC.

©2015 RS Investment Management Co. LLC

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2015. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any mention of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security identified herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double-digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800.766.3863 and is periodically updated on our website: www.rsinvestments.com.

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RS INTERNATIONAL FUND

Investment Style:

International

RS International Fund Commentary

Highlights

•

International equity markets, as represented by the MSCI EAFE Index (Gross)[1] (the “Index”), posted slightly negative performance in the twelve-month period ended December 31, 2015, as commodity price shifts, geopolitical concerns, and weaker growth in China and Europe weighed on investor confidence.

•

RS International Fund (the “Fund”) (Class A Shares) returned 0.64% for the twelve-month period, outperforming the Index, which returned -0.39%. The Fund’s performance relative to the Index was assisted in particular by stock selection and an overweight in the information technology sector. Stock selection in the health care sector was the primary drag on relative performance.

•

The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and a data-driven approach in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process.

Market Overview

International equity markets experienced volatile and divergent performance in 2015 as concerns over slower economic growth in China and Europe, weaker commodity prices, and tensions in the E.U. and Middle East weighed on investor confidence. The prospect of tighter U.S. monetary policy, at a time when many other central banks were cutting lending rates, triggered a sharp appreciation in the dollar relative to most world currencies. The U.S. Federal Reserve (“Fed”) finally raised interest rates by 25 basis points in the fourth quarter, even as other major central banks maintained easier monetary policies.

Commodity market volatility also contributed to equity market turbulence, as oil prices moved lower and weakening manufacturing activity in China dampened demand in a number of raw materials sectors. Against this backdrop, we saw a divergence in equity market performance between countries dependent on commodity exports and those that were positioned to benefit from lower energy prices and a stronger dollar.

Concerns over global economic growth reached a tipping point in the third quarter as news of slowing Chinese manufacturing and a sell-off in the China A-share market triggered a widespread sell-off in global equity markets by investors concerned that China’s economic woes might dampen growth prospects worldwide. While most markets were able to regain some ground in the fourth quarter, the Index nonetheless ended the year with a slight decline.

European market performance was mixed, as Denmark and Belgium delivered double-digit positive performance, while Spain and Norway, an oil exporter, suffered double-

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RS INTERNATIONAL FUND

digit declines. Persistent concerns over deflation and uneven economic growth led the European Central Bank (“ECB”) to launch a quantitative easing (QE) program. In the fourth quarter, the ECB extended this easing program and cut deposit rates after the European Commission reduced its 2016 euro-zone growth forecast to 1.8% for 2016, and warned of continued deflation risks. U.K. shares declined while underperforming the Index, as the Bank of England also reduced its growth and inflation forecasts.

The Japanese stock market delivered solid positive performance in 2015, despite the country’s uneven economic growth. Prime Minister Shinzo Abe continued to promote financial reforms aimed at ending more than ten years of deflation. Nonetheless, the Japanese economy sunk into recession in the third quarter, due to slowing exports to China and a slump in consumer spending. Against this backdrop, the Bank of Japan lowered its growth forecast for the current fiscal year to 1.2%, and continued to buy bonds to support liquidity.

Economic concerns and commodity market turbulence weighed on developed Asia-Pacific markets, with a significant decline in the Singapore market. Hong Kong outperformed other developed Asia-Pacific markets in the Index, holding its decline to less than 1% in a year when Chinese shares corrected sharply.

Performance Update

The Fund (Class A Shares) returned 0.64% for the twelve-month period ended December 31, 2015, and outperformed the Index, which returned -0.39%.

Portfolio Review

Stock selection in the technology sector supported relative performance, due in part to investments in Japan’s OBIC Co., Limited and Switzerland’s u-blox Holding AG. OBIC offers a diversified array of technology services, including hardware maintenance, systems support, office automation, and enterprise software. u-blox supplies wireless and global positioning system (GPS) components used in a variety of automotive, industrial, and consumer applications. The company continued to report healthy revenue growth and strong profit margins supported by its leadership in an expanding market.

Relative performance was also supported by an overweight investment in Denmark’s Pandora AS, a manufacturer and retailer of fashion jewelry that offers an affordable luxury to consumers worldwide. The company’s financial performance benefited from its strong brand identity and economies of scale in manufacturing.

While stock selection in health care was the most significant detractor from a sector perspective, most notably the Fund’s pharmaceuticals holdings, the Fund’s largest single detractor for the year was consumer discretionary name HUGO BOSS AG, a German apparel company that sells brand-name, ready-to-wear suits in a variety of

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RS INTERNATIONAL FUND

international markets. Unfortunately, the company’s revenue growth was hurt by weaker consumer spending and more bargain-hunting behavior by consumers in its key Chinese and Hong Kong markets.

Declining oil prices created a challenging environment for several other Fund investments, including U.K. multinational oil company Royal Dutch Shell Plc and BHP Billiton Limited, an Australian mining and petroleum company.

Outlook

We are cautiously optimistic on the outlook for international markets, even as we acknowledge the risks posed by weaker growth in China and Europe, commodity market volatility, geopolitical uncertainty, less accommodative U.S. monetary policy, and a stronger U.S. dollar. In selecting investments for the Fund, we continue to seek out companies that we believe are capitalizing on promising local trends within their home countries, and are consequently less affected by global shifts in capital and demand. We continue to adhere to our disciplined risk-management strategies, keeping a close eye on valuations and country-specific risks as we focus on investments that earn our highest degree of confidence.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation, and differences in auditing standards and securities regulations, political uncertainty, and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS INTERNATIONAL FUND

Characteristics (unaudited)

Total Net Assets: $27,995,886

Sector Allocation[2] As of December 31, 2015

Top Ten Holdings[2] As of December 31, 2015

Holding	Country	% of Total Net Assets
Roche Holding AG	Switzerland	3.28%
Nestle S.A. (Reg S)	Switzerland	3.02%
Toyota Motor Corp.	Japan	2.49%
British American Tobacco PLC	United Kingdom	2.40%
Novartis AG (Reg S)	Switzerland	2.18%
RELX PLC	United Kingdom	2.15%
HSBC Holdings PLC	United Kingdom	1.98%
Next PLC	United Kingdom	1.92%
SAP SE	Germany	1.90%
Royal Unibrew A/S	Denmark	1.74%
Total		23.06%

1	The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. “(Gross)” index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS INTERNATIONAL FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	0.64%	3.08%	2.27%	3.36%	5.50%
with maximum sales charge	-4.12%	1.43%	1.28%	2.86%	5.28%
Class C Shares (8/7/00)
without sales charge	-0.27%	1.98%	1.31%	2.47%	0.91%
with sales charge	-1.26%	1.98%	1.31%	2.47%	0.91%
Class K Shares (5/15/01)	0.22%	2.55%	1.78%	2.94%	3.07%
Class Y Shares (3/10/09)	0.92%	3.47%	2.63%	—	12.66%
MSCI EAFE Index (Gross)[1]	-0.39%	5.46%	4.07%	3.50%	6.37%	*

*	Since Class A shares inception. Since inception performance for the index is measured from 1/31/93, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS International Fund and in the MSCI EAFE Index (Gross). The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (3/10/09) would have the following values as of December 31, 2015: $12,765 (Class C), $13,366 (Class K) and $22,529 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS GLOBAL FUND

Investment Style:

Global

RS Global Fund Commentary

Highlights

•

Global equity markets, as represented by the MSCI All Country World Index (Gross)[1] (the “Index”), had negative performance in 2015, as concerns over slower global economic growth, commodities market uncertainty, and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policy weighed on investor confidence.

•

RS Global Fund (Class A Shares) (the “Fund”) returned 3.68% for the twelve-month period ended December 31, 2015, outperforming the -1.84% return of the Index. The Fund’s outperformance relative to the Index was driven by favorable stock selection across sectors, notably in the information technology area.

•

The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and a data-driven approach in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process.

Market Overview

International equity markets experienced volatile and divergent performance in 2015 as concerns over slower economic growth in China and Europe, weaker commodity prices, and tensions in the E.U. and Middle East weighed on investor confidence. The prospect of tighter U.S. monetary policy, at a time when many other central banks were cutting lending rates, triggered a sharp appreciation in the dollar, especially relative to most world currencies. The Fed finally raised interest rates by 25 basis points in the fourth quarter, even as other major central banks maintained easier monetary policies.

Commodity market volatility also contributed to equity market turbulence, as oil prices moved lower and weakening manufacturing activity in China dampened demand in a number of raw materials sectors. Against this backdrop, we saw a divergence in equity market performance between countries dependent on commodity exports, and those that were positioned to benefit from lower energy prices and a stronger dollar.

Concerns over global economic growth reached a tipping point in the third quarter as news of slowing Chinese manufacturing and a sell-off in the China A-share market triggered a widespread sell-off in global equity markets by investors concerned that China’s economic woes might dampen growth worldwide. While most markets were able to regain some ground in the fourth quarter, the Index nonetheless ended the year with a small decline.

Among individual markets, U.S. shares in the Index returned modest positive performance, supported by the country’s resilient economic growth and modest inflation. European market performance was mixed, as Denmark and Belgium delivered

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RS GLOBAL FUND

double-digit positive performance, while Spain suffered a double-digit decline. Persistent concerns over deflation and uneven economic growth led the European Central Bank (ECB) to launch a quantitative easing (QE) program, and to once again reduce deposit rates at year-end. The Japanese stock market delivered strong positive performance in 2015, as Prime Minister Shinzo Abe continued to promote financial reforms aimed at ending more than ten years of deflation. Nonetheless, the Japanese economy sunk into recession in the third quarter, due in part to slowing exports to China and a slump in consumer spending. Against this backdrop, the Bank of Japan continued to buy bonds to support liquidity.

Performance Update

The Fund (Class A Shares) returned 3.68% for the twelve-month period ended December 31, 2015, outperforming a -1.84% return by the Index.

Portfolio Review

Performance relative to the Index was supported by a number of U.S. consumer discretionary investments, including McDonald’s Corp. After several years of declining sales, the company reported increasing revenues in the third quarter, reflecting a positive consumer response to recent menu expansions and other initiatives aimed at revitalizing the business.

Another positive contributor, Dr. Pepper Snapple, owns a variety of beverage brands, including Snapple, Sunkist, and Dr. Pepper. The company continued to report solid revenue and earnings performance, supported by its diverse product mix and its focus on North American markets less vulnerable to international currency and economic risks.

Stock selection in Mexico also favored relative performance, with strong positive performance by a more defensive investment in Gruma SAB de CV Mexico, a producer of tortillas and other corn-based products.

The Fund’s overweight investment in Yahoo! was a detractor from relative performance. The U.S. Internet company’s share price performance was overshadowed by competitive pressures in its core search business and by uncertainty surrounding the planned sale of its stake in Chinese e-commerce company Alibaba.

While stock selection and an underweight position in the energy sector assisted the Fund’s relative performance, a few individual holdings were pressured by the continued weakness in oil prices. These included investments in two U.S.- based integrated oil companies, Hess Corp. and Murphy Oil Corp., both of which we sold.

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RS GLOBAL FUND

Outlook

We are cautiously optimistic on the outlook for global markets, even as we acknowledge the risks posed by weaker growth in China, commodity market volatility, geopolitical uncertainty, less accommodative U.S. monetary policy, and a stronger U.S. dollar. For these reasons, we have focused our investments on companies that we believe can deliver solid earnings growth regardless of the economic backdrop. In selecting investments for the Fund, we continue to seek out companies that we believe are capitalizing on promising local trends within their home countries, and are consequently less affected by global shifts in capital and demand. We continue to adhere to our disciplined risk-management strategies, keeping a close eye on valuations and country-specific risks as we focus on investments that earn our highest degree of confidence.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation, and differences in auditing standards and securities regulations, political uncertainty, and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS GLOBAL FUND

Characteristics (unaudited)

Total Net Assets: $42,360,236

Sector Allocation[2] As of December 31, 2015

Top Ten Holdings[2] As of December 31, 2015

Holding	Country	% of Total Net Assets
Microsoft Corp.	United States	3.17%
Apple, Inc.	United States	2.57%
Dr. Pepper Snapple Group, Inc.	United States	2.39%
McDonald’s Corp.	United States	2.34%
Johnson & Johnson	United States	2.33%
Colgate-Palmolive Co.	United States	2.24%
Exxon Mobil Corp.	United States	2.04%
Alphabet, Inc., Class C	United States	1.81%
3M Co.	United States	1.69%
Eli Lilly & Co.	United States	1.66%
Total		22.24%

1	The MSCI All Country World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. “(Gross)” index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS GLOBAL FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/16/11)
without sales charge	3.68%	11.88%	—	—	8.36%
with maximum sales charge	-1.28%	10.09%	—	—	7.22%
Class C Shares (5/16/11)
without sales charge	2.85%	11.00%	—	—	7.55%
with sales charge	1.85%	11.00%	—	—	7.55%
Class K Shares (5/16/11)	3.23%	11.40%	—	—	7.96%
Class Y Shares (5/16/11)	3.96%	12.25%	—	—	8.74%
MSCI All Country World Index (Gross)[1]	-1.84%	8.26%	—	—	6.12%

Performance quoted represents past performance and does not guarantee or predict future results.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made on 5/16/11 in Class A shares of RS Global Fund and in the MSCI All Country World Index (Gross). The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made on 5/16/11 in Class C shares, Class K shares and Class Y shares would have the following values as of December 31, 2015: $14,007 (Class C), $14,256 (Class K) and $14,740 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS EMERGING MARKETS FUND

Investment Style:

Emerging

RS Emerging Markets Fund Commentary

Highlights

•

Emerging markets, as represented by the MSCI Emerging Markets Index (Gross)[1] (the “Index”), suffered downward pressure in 2015 as slower global economic growth, falling commodity prices, geopolitical concerns, and the prospect of higher U.S. interest rates weighed on investor confidence.

•

RS Emerging Markets Fund (Class A Shares) (the “Fund”) returned -12.94% for the twelve-month period ended December 31, 2015, outperforming the Index, which returned -14.60%. The Fund’s performance relative to the Index benefited from stock selection in most sectors, especially industrials. Stock selection in energy was a small negative for relative performance.

•

The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and quantitative screening in seeking to identify emerging market companies that the investment team believes can sustain above-average earnings growth relative to their peers, with valuation serving as an integral part of the process.

Market Overview

Emerging market stocks suffered heightened downward pressure in 2015 as concerns over weaker economic growth in Europe and China, falling commodity prices, and geopolitical uncertainty weighed on investor confidence. For most of the year, markets anticipated that the U.S. Federal Reserve (the “Fed”) would begin raising interest rates. The prospect of tighter U.S. monetary policy, at a time when many other central banks were cutting lending rates, supported a strong dollar, especially relative to emerging market currencies.

Commodity market volatility also contributed to equity market turbulence, as weakening manufacturing activity in China dampened demand in a number of raw materials sectors. As a result, we continued to see divergence between markets that have benefited from lower energy prices and a strong U.S. dollar, and those that have been hurt.

Performance by emerging market shares in the Index was generally volatile in the first half of the year, as investors weighed geopolitical and commodity market uncertainty against quantitative easing in the European Union and China. While the Index surged higher in March and April, shares experienced renewed turbulence later in the second quarter as investor attention shifted to China, which was still struggling with slowing manufacturing activity and an ailing property sector. Worries over China’s economic outlook reached a fever point in July, as China’s A-share market corrected sharply, with the sell-off exacerbated by the government’s surprise devaluation of the renminbi. The prospects of weakening Chinese growth sent tremors through emerging markets,

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RS EMERGING MARKETS FUND

especially those dependent on exports to China, and triggered a sharp and broad-based market correction.

Index performance stabilized in the fourth quarter, aided by resilience in a number of Asian markets and news of further monetary easing and fiscal stimulus in China. Nonetheless, a host of factors kept investors on edge, including a 25 basis point Fed short-term interest rate hike in December, heightened tensions in the Middle East, and increased terrorism fears following the Paris attacks.

Most emerging markets in the Index had negative performance for the year, with the sharpest declines in commodity exporters such as Colombia and Brazil, as well as in Greece, which continued to face an uncertain economic and political future. The only markets to return positive performance for the year were Hungary, with a double-digit gain, and Russia, which benefited from some easing of tensions over the Ukraine.

Performance Update

The Fund (Class A Shares) returned -12.94% for the twelve-month period ended December 31, 2015, but outperformed the Index, which returned -14.60%.

Portfolio Review

The Fund’s performance relative to the Index was aided by stock selection in the industrials sector, due in part to an investment in China’s Shenzhen International Holdings Limited, an infrastructure and logistics company that was benefiting from the build-out of Internet capacity in China.

Stock selection in Taiwan also supported relative performance, and Taiwan-based automotive supplier Hota Industrial Manufacturing Co., Limited was one of the Fund’s strongest positive contributors. A manufacturer of automotive gears and axles, Hota has been expanding its global market share in key segments through its lower labor costs and currency advantages. We opted to take our profits and sell our investment following the company’s strong share price appreciation.

Fund performance also benefited from an investment in GS Retail Co., Limited, a retailer of beauty and gift products within South Korea. While we remain cautious on the outlook for Korean exporters, we are constructive on prospects for domestic South Korean companies that may benefit from improved consumer spending and the country’s recent interest rate cuts.

In a challenging year for global financial markets, the Fund’s stock selection and underweight in financials was a modest positive for relative performance. Nonetheless, several bank stocks were detractors. These included South Korea’s BNK Financial Group, Inc., a position that we exited, and South Africa’s Standard Bank Group, Limited, which declined amid economic and credit market uncertainty for South Africa.

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RS EMERGING MARKETS FUND

Another detractor from performance, China e-commerce company Vipshop Holdings Ltd., sells deeply discounted branded merchandise through its popular website. The stock sold off on concerns over slowing revenue trends and increased competition in China’s e-commerce sector, and we liquidated our investment.

Outlook

Despite near-term uncertainties related to oil prices and divergent monetary policies worldwide, we believe the case for investing in the emerging markets remains intact. Funding costs have been declining for most emerging market countries, and China and India have continued with much needed reforms. At the same time, we caution that commodity market volatility, a strong U.S. dollar, and slower growth in China could contribute to downward pressure in a number of emerging markets. In our view, this creates a favorable environment in which our bottom-up stock selection can seek to identify those companies that we believe will be rewarded over the long term. These are companies with positive earnings revisions, improving business momentum, superior earnings growth, and attractive valuations.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation, and differences in auditing standards and securities regulations, political uncertainty, and greater volatility. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. These risks are even greater when investing in emerging markets. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS EMERGING MARKETS FUND

Characteristics (unaudited)

Total Net Assets: $207,214,529

Sector Allocation[2] As of December 31, 2015

Top Ten Holdings[2] As of December 31, 2015

Holding	Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	South Korea	4.40%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	4.00%
Tencent Holdings Ltd.	People’s Republic of China	3.84%
China Mobile Ltd.	People’s Republic of China	2.86%
China Construction Bank Corp., H shares	People’s Republic of China	2.69%
Naspers Ltd., N shares	South Africa	2.56%
Alibaba Group Holding Ltd., ADR	People’s Republic of China	1.57%
PT Telekomunikasi Indonesia (Persero) Tbk	Indonesia	1.50%
Bank of China Ltd., H shares	People’s Republic of China	1.46%
Ping An Insurance (Group) Co. of China Ltd., H shares	People’s Republic of China	1.43%
Total		26.31%

1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. “(Gross)” index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS EMERGING MARKETS FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/1/97)
without sales charge	-12.94%	-7.17%	-6.46%	3.50%	6.20%
with maximum sales charge	-17.08%	-8.66%	-7.37%	3.00%	5.92%
Class C Shares (8/7/00)
without sales charge	-13.68%	-7.90%	-7.20%	2.71%	6.30%
with sales charge	-14.52%	-7.90%	-7.20%	2.71%	6.30%
Class K Shares (5/15/01)	-13.23%	-7.43%	-6.76%	3.15%	8.72%
Class Y Shares (3/10/09)	-12.73%	-6.84%	-6.19%	—	9.53%
MSCI Emerging Markets Index (Gross)[1]	-14.60%	-6.42%	-4.47%	3.95%	5.05%	*

*	Since Class A shares inception. Since inception performance for the index is measured from 4/30/97, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Emerging Markets Fund and the MSCI Emerging Markets Index (Gross). The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (3/10/09) would have the following values as of December 31, 2015: $13,061 (Class C), $13,638 (Class K) and $18,593 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS EMERGING MARKETS SMALL CAP FUND

Investment Style:

Emerging

RS Emerging Markets Small Cap Fund Commentary

Highlights

•

Small-cap stocks trading in emerging markets, as represented by the MSCI Emerging Markets Small Cap Index (Gross)[1] (the “Index”), suffered downward pressure in 2015 as slowing Chinese economic growth, falling oil prices, a stronger dollar, and the prospect of higher U.S. interest rates weighed on investor appetites for risk.

•

RS Emerging Markets Small Cap Fund (Class A Shares) (the “Fund”) returned -6.01% for the twelve months ended December 31, 2015, outperforming the Index, which returned -6.57% for the same period. The Fund’s performance relative to the Index was assisted in particular by stock selection in the consumer discretionary and industrials sectors. Stock selection in financials was a significant detractor from relative performance.

•

The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in small-capitalization emerging market companies. The Fund’s investment team employs both fundamental analysis and quantitative screening in seeking to identify small-capitalization emerging market companies that the investment team believes can sustain above-average earnings growth relative to their peers.

Market Overview

Emerging market small-cap stocks suffered heightened downward pressure in 2015 as concerns over weaker economic growth in Europe and China, falling commodity prices, and geopolitical uncertainty weighed on investor confidence. For most of the year, markets anticipated that the U.S. Federal Reserve (the “Fed”) would begin raising interest rates. The prospect of tighter U.S. monetary policy, at a time when many other central banks were cutting lending rates, supported a strong dollar, especially relative to emerging market currencies.

Commodity market volatility also contributed to equity market turbulence, as weakening manufacturing activity in China dampened demand in a number of raw materials sectors. As a result, we continued to see divergence between markets that have benefited from lower energy prices and a strong U.S. dollar, and those that have been hurt.

Performance by the emerging market small-cap shares in the Index was generally volatile in the first half of the year, as investors weighed geopolitical and commodity market uncertainty against quantitative easing in the European Union and China. While the Index surged higher in March and April, shares experienced renewed turbulence later in the second quarter as investor attention shifted to China, which was still struggling with slowing manufacturing activity and an ailing property sector. Worries over China’s economic outlook reached a fever point in July, as China’s A-share market corrected sharply, with the sell-off exacerbated by the government’s surprise

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RS EMERGING MARKETS SMALL CAP FUND

devaluation of the renminbi. The prospects of weakening Chinese growth sent tremors through emerging markets, especially those dependent on exports to China, and triggered a sharp and broad-based market correction.

The fourth quarter saw some modest resurgence in Index performance, supported by resilience in a number of Asian markets and news of further monetary easing and fiscal stimulus in China. Nonetheless, a host of factors kept investors on edge, including a 25 basis point Fed short-term interest rate hike in December, heightened tensions in the Middle East, and increased terrorism fears following the Paris attacks.

We saw continued divergence in emerging market performance. Commodity-exporting countries such as Colombia, Brazil, Egypt, and Indonesia suffered sharp declines in small-cap share prices for the twelve-month period. Russia, Hong Kong, the Czech Republic, and South Korea delivered the strongest positive performance within the Index.

Performance Update

The Fund (Class A Shares) returned -6.01% in the twelve months ending on December 31, 2015, but outperformed the -6.57% return for the Index.

Portfolio Review

In a challenging year for emerging markets, the Fund’s performance relative to the Index was assisted by stock selection in the consumer discretionary space, and especially from investments in Shenzhou International Group Holdings Ltd., a vertically integrated knitwear manufacturer in China, and Taiwan-based automotive parts supplier Hota Industrial Manufacturing Co., Ltd., which has seen its global business supported by lower labor and material costs and favorable currency trends.

Lower commodity prices also aided earnings performance for another contributor, Malaysia’s Top Glove Corp Bhd, the world’s largest producer of natural rubber gloves for the medical market. The company’s earnings performance has benefited from a strong dollar, reduced raw material prices, and internal efficiency improvements.

Detractors from performance included several South Korean exporters that have seen their business dampened by China’s economic woes and South Korea’s currency appreciation. These included Wonik IPS, a major supplier of semiconductor components to Samsung Electronics. Near-term uncertainty for Wonik’s business led us to liquidate our investment in this company.

Another detractor, Grupo Ser Educacional SA, is one of the leading private education companies in Brazil. We exited our position early in the year after the Brazilian government announced new regulations for education companies, sending the stock price lower.

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RS EMERGING MARKETS SMALL CAP FUND

We also liquidated our investment in another detractor, Hong Kong-based water utility Sound Global Limited, after questions arose about its financial reporting.

Outlook

Despite near-term uncertainties related to oil prices and divergent monetary policies worldwide, we believe the case for investing in the emerging market small-cap companies remains intact. Funding costs have been declining for most emerging market countries, and China and India have continued with much needed reforms. At the same time, we caution that commodity market volatility, a strong U.S. dollar, and slower growth in China could contribute to downward pressure in a number of emerging markets. In our view, this creates a favorable environment in which our bottom-up stock selection can seek to identify small-cap companies that we believe will be rewarded over the long term. These are companies with positive earnings revisions, improving business momentum, superior earnings growth, and attractive valuations.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation, and differences in auditing standards and securities regulations, political uncertainty, and greater volatility. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. These risks are even greater when investing in emerging markets. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS EMERGING MARKETS SMALL CAP FUND

Characteristics (unaudited)

Total Net Assets: $25,280,696

Sector Allocation[2] As of December 31, 2015

Top Ten Holdings[2] As of December 31, 2015

Holding	Country	% of Total Net Assets
Ennoconn Corp.	Taiwan	1.87%
Nexteer Automotive Group Ltd.	Hong Kong	1.86%
Shenzhen International Holdings Ltd.	People’s Republic of China	1.83%
Shenzhou International Group Holdings Ltd.	People’s Republic of China	1.81%
Silergy Corp.	Taiwan	1.78%
Pou Sheng International Holdings Ltd.	People’s Republic of China	1.75%
Sino Biopharmaceutical Ltd.	People’s Republic of China	1.69%
Primax Electronics Ltd.	Taiwan	1.68%
Silicon Works Co. Ltd.	South Korea	1.66%
King Slide Works Co. Ltd.	Taiwan	1.64%
Total		17.57%

1	The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure equity performance of small-capitalization companies in emerging markets countries. “(Gross)” index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS EMERGING MARKETS SMALL CAP FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (1/31/14)
without sales charge	-6.01%	—	—	—	-1.63%
with maximum sales charge	-10.44%	—	—	—	-4.10%
Class C Shares (1/31/14)
without sales charge	-6.55%	—	—	—	-2.32%
with sales charge	-7.48%	—	—	—	-2.32%
Class Y Shares (1/31/14)	-5.62%	—	—	—	-1.24%
MSCI Emerging Markets Small Cap Index (Gross)[1]	-6.57%	—	—	—	-1.42%

Performance quoted represents past performance and does not guarantee or predict future results.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made on 1/31/14 in Class A shares of RS Emerging Markets Small Cap Fund and the MSCI Emerging Markets Small Cap Index (Gross). The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made on 1/31/14 in Class C shares and Class Y shares would have the following values as of December 31, 2015: $9,560 (Class C) and $9,763 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS CHINA FUND

Investment Style:

China

RS China Fund Commentary

Highlights

•

Chinese equities, as represented by the MSCI China Index (Gross)[1] (the “Index”), suffered downward pressure in 2015 as concerns over slowing Chinese manufacturing activity and financial market uncertainty weighed on investor sentiment.

•

RS China Fund (Class A Shares) (the “Fund”) returned -4.26% for the twelve-month period ended December 31, 2015, outperforming a -7.62% return by the Index. Stock selection in the industrials, financials, and consumer discretionary sectors in particular aided relative performance. Stock selection and underweights in utilities and telecommunications were the primary detractors from relative performance.

•

The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and quantitative screening in seeking to identify Chinese companies that the investment team believes can sustain above-average earnings growth relative to their peers, with valuation serving as an integral part of the process.

Market Overview

Chinese shares suffered downward pressure in 2015 as concerns over China’s slowing manufacturing activity and export growth offset the positive impacts of lower oil prices, easier People’s Bank of China (“PBOC”) monetary policy, and additional government reforms, including further liberalization of interest rates, currency exchange rates, and tax regulations. The Chinese equity market delivered solid positive performance in the first quarter, as investors welcomed the opening of the Hong Kong dollar-denominated H-share market to onshore pension funds. In late February, the PBOC surprised the market with a 25 basis point rate cut, reflecting policymakers’ concerns over deflationary pressures and an ongoing slump in the property market.

Chinese stocks started out the second quarter with a strong rally, spurred in part by optimism over Beijing’s “One Belt, One Road” regional development program, and additional monetary easing. Later in the second quarter, however, investor attention shifted to elevated A-share valuations and signs of weakening manufacturing activity. As a result, Chinese shares corrected sharply into the third quarter, with the sell-off exacerbated by the government’s August devaluation of the renminbi. While this devaluation might be considered a move toward more open capital markets, it further disrupted already unsettled capital markets.

Chinese shares were able to regain some ground in the fourth quarter, with the help of new fiscal supports and another PBOC rate cut, the sixth of the year. Nonetheless, the market remained volatile as the government reported that Chinese growth slowed to a 6.9% annual rate in the third quarter, its slowest pace since the 1998 financial crisis. The Chinese government also lowered its growth forecast for 2016 to the 6.5% to 7% range.

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RS CHINA FUND

Against this backdrop, most sectors of the Index had negative performance for the year, with the sharpest declines in energy and materials. Information technology was the only sector to deliver positive performance, returning a double-digit gain.

Performance Update

The Fund (Class A Shares) returned -4.26% for the twelve months ending December 31, 2015, outperforming the Index, which returned -7.62%.

Portfolio Review

In a challenging year for Chinese equities, the Fund’s performance relative to the Index was supported by stock selection in the consumer discretionary sector, due in part to an investment in Hota Industrial Manufacturing Co., Ltd., a Taiwan-based manufacturer of automotive gears and axles. The company has capitalized on its lower labor costs and advantageous currency movements to capture a larger share of its global market.

Performance also benefited from an overweight investment in China Southern Airlines Co. Ltd., one of China’s largest airlines. Chinese airlines have benefited from lower oil prices, expanding domestic travel, and opportunities created by the government’s “One Belt, One Road” initiative.

Another positive contributor, health care holding Sino Biopharmaceuticals Limited, continued to report healthy sales trends within China, supported by its diversified portfolio of hepatitis, cardiovascular, and oncology drugs.

On a negative note, relative performance was hindered by the Fund’s modest underweight in Internet company Tencent Holdings Ltd., a stock with more than a 10% weighting in the Index. Tencent delivered strong share price performance in 2015, supported by healthy mobile-based advertising and e-commerce revenues. While the Fund owns a significant position in Tencent, its underweight relative to the Index prevented it from fully capitalizing on the company’s share price appreciation. Nonetheless, we stand by our positioning for risk management reasons.

Relative performance was also hurt by an overweight position in another e-commerce investment, Vipshop Holdings Limited., a company that sells discounted merchandise through its popular website. In the fourth quarter, Vipshop warned that its revenue growth might not match elevated market expectations, sending share prices lower. Given reduced visibility for the business, we exited the position.

We also liquidated an investment in Hong Kong-based water utility Sound Global Ltd., after questions arose about its financial reporting. The stock was nonetheless a detractor from performance for the year.

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RS CHINA FUND

Outlook

We believe that China’s recent equity market decline primarily reflects a slowdown in the manufacturing and export sides of the economy, and that the country’s reform process, which entails a transition to a service-oriented, consumer-driven economy, remains a difficult balancing act, but one that may ultimately benefit China and its investors over the long term.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation, and differences in auditing standards and securities regulations, political uncertainty, and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS CHINA FUND

Characteristics (unaudited)

Total Net Assets: $25,741,938

Sector Allocation[2] As of December 31, 2015

Top Ten Holdings[2] As of December 31, 2015

Holding	Country	% of Total Net Assets
Tencent Holdings Ltd.	People’s Republic of China	9.65%
China Mobile Ltd.	People’s Republic of China	7.08%
Alibaba Group Holding Ltd., ADR	People’s Republic of China	5.66%
China Construction Bank Corp., H shares	People’s Republic of China	4.56%
iShares MSCI China ETF	United States	4.51%
Ping An Insurance (Group) Co. of China Ltd., H shares	People’s Republic of China	4.48%
Bank of China Ltd., H shares	People’s Republic of China	3.76%
China Merchants Bank Co. Ltd., H shares	People’s Republic of China	3.30%
China Overseas Land & Investment Ltd.	People’s Republic of China	3.23%
CNOOC Ltd.	People’s Republic of China	2.91%
Total		49.14%

1	The MSCI China Index is a free float-adjusted market-capitalization-weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges. “(Gross)” index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses. Effective May 1, 2013, RS Greater China Fund was renamed “RS China Fund” and, in connection with this change, the Fund’s index was changed from the MSCI Golden Dragon Index to the MSCI China Index, which is a more appropriate comparative, broad-based market index for the Fund.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

www.rsinvestments.com	27

RS CHINA FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/16/11)
without sales charge	-4.26%	5.68%	—	—	1.81%
with maximum sales charge	-8.77%	3.98%	—	—	0.74%
Class C Shares (5/16/11)
without sales charge	-4.96%	4.87%	—	—	1.01%
with sales charge	-5.91%	4.87%	—	—	1.01%
Class K Shares (5/16/11)	-4.64%	5.26%	—	—	1.39%
Class Y Shares (5/16/11)	-3.96%	6.02%	—	—	2.15%
MSCI China Index (Gross)[1]	-7.62%	1.31%	—	—	0.69%

Performance quoted represents past performance and does not guarantee or predict future results.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made on 5/16/11 in Class A shares of RS China Fund and the MSCI China Index (Gross). The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made on 5/16/11 in Class C shares, Class K shares and Class Y shares would have the following values as of December 31, 2015: $10,477 (Class C), $10,661 (Class K) and $11,033 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

28	www.rsinvestments.com

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2015. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any mention of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security identified herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double-digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800.766.3863 and is periodically updated on our website: www.rsinvestments.com.

www.rsinvestments.com	29

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015, to December 31, 2015. The table below show the Funds’ expenses in two ways.

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

30	www.rsinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15-12/31/15	Expense Ratio During Period 7/1/15-12/31/15
RS International Fund	Class A	$1,000.00	$941.50	$6.85	1.40%
	Class C	$1,000.00	$937.40	$10.50	2.15%
	Class K	$1,000.00	$940.30	$8.80	1.80%
	Class Y	$1,000.00	$943.00	$5.63	1.15%
RS Global Fund	Class A	$1,000.00	$968.10	$6.55	1.32%
	Class C	$1,000.00	$963.60	$10.69	2.16%
	Class K	$1,000.00	$965.20	$8.72	1.76%
	Class Y	$1,000.00	$969.40	$5.41	1.09%
RS Emerging Markets Fund	Class A	$1,000.00	$834.80	$6.84	1.48%
	Class C	$1,000.00	$831.60	$10.57	2.29%
	Class K	$1,000.00	$833.50	$8.23	1.78%
	Class Y	$1,000.00	$835.80	$5.88	1.27%
RS Emerging Markets Small Cap Fund	Class A	$1,000.00	$880.10	$8.29	1.75%
	Class C	$1,000.00	$876.30	$11.82	2.50%
	Class Y	$1,000.00	$880.70	$7.11	1.50%
RS China Fund	Class A	$1,000.00	$824.30	$8.05	1.75%
	Class C	$1,000.00	$820.40	$11.47	2.50%
	Class K	$1,000.00	$822.10	$9.78	2.13%
	Class Y	$1,000.00	$825.50	$6.53	1.42%
Based on Hypothetical Return (5% Return Before Expenses)
RS International Fund	Class A	$1,000.00	$1,018.15	$7.12	1.40%
	Class C	$1,000.00	$1,014.37	$10.92	2.15%
	Class K	$1,000.00	$1,016.13	$9.15	1.80%
	Class Y	$1,000.00	$1,019.41	$5.85	1.15%
RS Global Fund	Class A	$1,000.00	$1,018.55	$6.72	1.32%
	Class C	$1,000.00	$1,014.32	$10.97	2.16%
	Class K	$1,000.00	$1,016.33	$8.94	1.76%
	Class Y	$1,000.00	$1,019.71	$5.55	1.09%
RS Emerging Markets Fund	Class A	$1,000.00	$1,017.74	$7.53	1.48%
	Class C	$1,000.00	$1,013.66	$11.62	2.29%
	Class K	$1,000.00	$1,016.23	$9.05	1.78%
	Class Y	$1,000.00	$1,018.80	$6.46	1.27%
RS Emerging Markets Small Cap Fund	Class A	$1,000.00	$1,016.38	$8.89	1.75%
	Class C	$1,000.00	$1,012.60	$12.68	2.50%
	Class Y	$1,000.00	$1,017.64	$7.63	1.50%
RS China Fund	Class A	$1,000.00	$1,016.38	$8.89	1.75%
	Class C	$1,000.00	$1,012.60	$12.68	2.50%
	Class K	$1,000.00	$1,014.47	$10.82	2.13%
	Class Y	$1,000.00	$1,018.05	$7.22	1.42%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.rsinvestments.com	31

This Page Intentionally Left Blank

Financial Information

Year Ended December 31, 2015

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL FUND

December 31, 2015	Shares	Value
Common Stocks – 97.9%
Australia – 5.2%
BHP Billiton Ltd.	21,802	$280,582
CSL Ltd.	4,938	376,471
National Australia Bank Ltd.	21,901	477,920
Suncorp Group Ltd.	25,708	225,716
Westpac Banking Corp.	3,491	84,621

		1,445,310
Belgium – 2.9%
Ageas	6,304	292,593
KBC Groep N.V.	4,318	269,988
Melexis N.V.	4,501	245,180

		807,761
Denmark – 3.1%
Pandora A/S	3,066	386,573
Royal Unibrew A/S	11,998	487,618

		874,191
France – 7.7%
Air Liquide S.A.	2,123	238,342
AXA S.A.	12,909	352,720
Bureau Veritas S.A.	11,265	224,527
Cap Gemini S.A.	3,876	359,637
Cie Generale des Etablissements Michelin	4,002	380,920
Societe Generale S.A.	5,506	253,728
TOTAL S.A.	8,030	359,996

		2,169,870
Germany – 8.7%
Bayer AG (Reg S)	3,073	383,788
Daimler AG (Reg S)	3,998	334,049
Deutsche Boerse AG	3,947	346,946
Deutsche Wohnen AG	5,920	163,699
HeidelbergCement AG	2,682	218,576
HUGO BOSS AG	2,531	208,830
SAP SE	6,695	531,269
United Internet AG (Reg S)	4,600	252,904

		2,440,061
Hong Kong – 3.8%
AIA Group Ltd.	55,600	332,214
Cheung Kong Property Holdings Ltd.	11,000	71,653
CK Hutchison Holdings Ltd.	21,000	281,741

34	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL FUND

December 31, 2015	Shares	Value
Hong Kong (continued)
Hengan International Group Co. Ltd.	19,500	$183,069
Power Assets Holdings Ltd.	21,500	197,655

		1,066,332
Italy – 2.5%
Enel S.p.A.	52,202	218,899
Eni S.p.A.	15,110	224,507
Intesa Sanpaolo S.p.A.	76,733	254,830

		698,236
Japan – 19.9%
Alps Electric Co. Ltd.	4,300	116,608
Central Japan Railway Co.	1,400	248,547
Chubu Electric Power Co., Inc.	13,000	178,019
DCM Holdings Co. Ltd.	30,200	219,031
Dowa Holdings Co. Ltd.	31,999	230,077
Fuji Electric Co. Ltd.	54,000	226,469
FUJIFILM Holdings Corp.	6,300	262,915
Hoya Corp.	7,400	302,605
Kao Corp.	6,000	308,332
Milbon Co. Ltd.	4,500	183,735
Mitsubishi UFJ Financial Group, Inc.	57,900	358,647
Nippon Building Fund, Inc.	56	267,599
Nippon Telegraph & Telephone Corp.	11,200	445,739
Obic Co. Ltd.	3,000	158,804
Oracle Corp. Japan	4,900	228,144
Rohto Pharmaceutical Co. Ltd.	11,080	221,053
Sanwa Holdings Corp.	25,400	200,889
The Musashino Bank Ltd.	7,600	277,179
Tokio Marine Holdings, Inc.	6,100	235,610
Toyota Motor Corp.	11,300	695,842
USS Co. Ltd.	13,300	199,843

		5,565,687
Netherlands – 0.9%
Wolters Kluwer N.V.	7,151	240,156

		240,156
New Zealand – 1.3%
Fisher & Paykel Healthcare Corp. Ltd.	57,976	352,448

		352,448
Singapore – 0.7%
Singapore Exchange Ltd.	38,600	208,765

		208,765

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	35

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL FUND

December 31, 2015	Shares	Value
Spain – 2.4%
Banco Santander S.A.	49,555	$243,779
Ferrovial S.A.	18,919	427,820

		671,599
Sweden – 2.3%
Intrum Justitia AB	10,949	372,569
Skandinaviska Enskilda Banken AB, Class A	25,999	273,418

		645,987
Switzerland – 13.7%
Actelion Ltd. (Reg S)(1)	2,491	346,108
Bossard Holding AG, Class A (Reg S)(1)	2,030	222,332
Nestle S.A. (Reg S)	11,405	846,653
Novartis AG (Reg S)	7,099	610,651
Roche Holding AG	3,313	918,060
Swiss Re AG	3,680	359,412
U-Blox AG(1)	1,246	265,197
UBS Group AG (Reg S)	13,307	258,149

		3,826,562
United Kingdom – 22.8%
BP PLC	59,840	310,969
British American Tobacco PLC	12,095	671,684
BT Group PLC	68,669	476,808
Croda International PLC	7,746	347,059
Diageo PLC	15,920	434,739
Direct Line Insurance Group PLC	39,531	236,953
Experian PLC	27,446	485,092
HSBC Holdings PLC	70,100	553,384
Land Securities Group PLC	14,800	256,558
Legal & General Group PLC	28,129	110,994
National Grid PLC	25,024	345,120
Next PLC	4,997	536,532
RELX PLC	34,090	601,208
Rio Tinto PLC	11,760	342,395
Royal Dutch Shell PLC, Class A	20,700	468,838
Smith & Nephew PLC	11,534	205,560

		6,383,893
Total Common Stocks (Cost $27,310,631)		27,396,858

36	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL FUND

December 31, 2015	Shares	Value
Preferred Stocks – 0.6%
Japan – 0.6%
Ito En Ltd.	11,900	$182,429

		182,429
Total Preferred Stocks (Cost $187,787)		182,429

	Shares	Value
Exchange-Traded Funds – 0.7%

iShares MSCI EAFE ETF	3,327	195,461
Total Exchange-Traded Funds (Cost $196,499)		195,461

	Principal Amount	Value
Repurchase Agreements – 0.5%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $149,001, due 1/4/2016(2)	$149,000	149,000
Total Repurchase Agreements (Cost $149,000)		149,000
Total Investments - 99.7% (Cost $27,843,917)		27,923,748
Other Assets, Net - 0.3%		72,138
Total Net Assets - 100.0%		$27,995,886

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.25%	11/15/2024	$155,388

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	37

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL FUND

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks:
Australia	$—	$1,445,310	*	$—	$1,445,310
Belgium	—	807,761	*	—	807,761
Denmark	—	874,191	*	—	874,191
France	—	2,169,870	*	—	2,169,870
Germany	—	2,440,061	*	—	2,440,061
Hong Kong	—	1,066,332	*	—	1,066,332
Italy	—	698,236	*	—	698,236
Japan	—	5,565,687	*	—	5,565,687
Netherlands	—	240,156	*	—	240,156
New Zealand	—	352,448	*	—	352,448
Singapore	—	208,765	*	—	208,765
Spain	—	671,599	*	—	671,599
Sweden	—	645,987	*	—	645,987
Switzerland	—	3,826,562	*	—	3,826,562
United Kingdom	—	6,383,893	*	—	6,383,893

Preferred Stocks	—	182,429	*	—	182,429

Exchange-Traded Funds	195,461	—		—	195,461

Repurchase Agreements	—	149,000		—	149,000

Total	$195,461	$27,728,287		$—	$27,923,748

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See 1a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

38	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS GLOBAL FUND

December 31, 2015	Shares	Value
Common Stocks – 96.1%
Australia – 2.6%
BHP Billiton Ltd.	16,066	$206,762
CSL Ltd.	4,336	330,575
National Australia Bank Ltd.	10,778	235,196
Suncorp Group Ltd.	38,159	335,036

		1,107,569
Belgium – 0.6%
Melexis N.V.	4,460	242,947

		242,947
Canada – 2.1%
Canadian Tire Corp. Ltd., Class A	2,942	251,230
Magna International, Inc.	4,469	181,253
Sun Life Financial, Inc.	10,822	337,479
Whitecap Resources, Inc.	16,428	107,684

		877,646
Denmark – 0.9%
Pandora A/S	3,113	392,499

		392,499
Finland – 0.5%
Orion Oyj, Class B	6,010	207,936

		207,936
France – 1.7%
Air Liquide S.A.	1,285	144,262
Bureau Veritas S.A.	6,618	131,906
Cap Gemini S.A.	2,380	220,830
Cie Generale des Etablissements Michelin	2,287	217,683

		714,681
Germany – 3.1%
Daimler AG (Reg S)	3,703	309,401
Deutsche Boerse AG	3,368	296,051
Hannover Rueck SE	2,508	286,387
HeidelbergCement AG	2,527	205,944
HUGO BOSS AG	2,452	202,312

		1,300,095
Hong Kong – 3.0%
Cheung Kong Property Holdings Ltd.	29,500	192,160
China Life Insurance Co. Ltd., H shares	55,000	176,913
CK Hutchison Holdings Ltd.	19,000	254,908

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	39

SCHEDULE OF INVESTMENTS — RS GLOBAL FUND

December 31, 2015	Shares	Value
Hong Kong (continued)
CNOOC Ltd.	294,957	$306,984
Hengan International Group Co. Ltd.	10,000	93,881
Power Assets Holdings Ltd.	25,000	229,832

		1,254,678
India – 0.2%
ICICI Bank Ltd.	17,440	68,791

		68,791
Italy – 1.2%
Enel S.p.A.	55,345	232,078
Intesa Sanpaolo S.p.A.	78,381	260,303

		492,381
Japan – 7.7%
Alps Electric Co. Ltd.	3,400	92,201
As One Corp.	6,679	255,817
Central Japan Railway Co.	1,200	213,041
DCM Holdings Co. Ltd.	19,900	144,329
Dowa Holdings Co. Ltd.	31,200	224,332
Hoya Corp.	5,900	241,266
Kao Corp.	5,200	267,221
Milbon Co. Ltd.	5,800	236,814
Nippon Building Fund, Inc.	44	210,256
Obic Co. Ltd.	4,400	232,912
Oracle Corp. Japan	4,700	218,832
Resona Holdings, Inc.	65,396	317,578
The Musashino Bank Ltd.	3,400	124,001
Tokyo Gas Co. Ltd.	16,000	75,181
Toyota Motor Corp.	6,800	418,737

		3,272,518
Mexico – 2.3%
Gruma S.A.B. de C.V., Class B	45,897	645,746
Promotora y Operadora de Infraestructura S.A.B. de C.V.(1)	29,200	343,802

		989,548
New Zealand – 0.6%
Fisher & Paykel Healthcare Corp. Ltd.	44,787	272,269

		272,269
Singapore – 1.2%
Avago Technologies Ltd.	1,717	249,222
Singapore Exchange Ltd.	51,700	279,615

		528,837

40	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL FUND

December 31, 2015	Shares	Value
South Korea – 0.7%
Hyundai Marine & Fire Insurance Co. Ltd.	9,899	$303,306

		303,306
Spain – 0.7%
Banco Bilbao Vizcaya Argentaria S.A.	18,026	131,712
Pharma Mar S.A.(1)	58,887	160,190

		291,902
Sweden – 1.4%
Nolato AB, Class B	13,259	402,904
Skandinaviska Enskilda Banken AB, Class A	16,277	171,177

		574,081
Switzerland – 5.6%
Actelion Ltd. (Reg S)(1)	1,935	268,856
Bossard Holding AG, Class A (Reg S)(1)	2,043	223,756
Nestle S.A. (Reg S)	7,458	553,646
Novartis AG (Reg S)	2,923	251,434
Roche Holding AG	2,175	602,711
Swiss Re AG	3,662	357,654
U-Blox AG(1)	619	131,747

		2,389,804
Taiwan – 1.1%
Cathay Financial Holding Co. Ltd.	86,862	121,689
Taiwan Mobile Co. Ltd.	118,000	358,350

		480,039
United Kingdom – 7.8%
British American Tobacco PLC	12,443	691,009
BT Group PLC	53,134	368,940
Croda International PLC	6,731	301,582
Direct Line Insurance Group PLC	56,868	340,873
HSBC Holdings PLC	44,091	348,064
Land Securities Group PLC	9,248	160,314
Legal & General Group PLC	31,986	126,214
Rio Tinto PLC	8,816	256,680
Severn Trent PLC	7,055	225,524
Sky PLC	15,255	250,071
Whitbread PLC	3,523	228,348

		3,297,619
United States – 51.1%
3M Co.	4,765	717,800
Aetna, Inc.	5,470	591,416
Alphabet, Inc., Class C(1)	1,009	765,710

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	41

SCHEDULE OF INVESTMENTS — RS GLOBAL FUND

December 31, 2015	Shares	Value
United States (continued)
Amgen, Inc.	3,758	$610,036
Apple, Inc.	10,356	1,090,073
Celgene Corp.(1)	3,858	462,034
Cisco Systems, Inc.	22,654	615,169
CME Group, Inc.	2,202	199,501
Colgate-Palmolive Co.	14,270	950,667
Domino’s Pizza, Inc.	3,535	393,269
Dr. Pepper Snapple Group, Inc.	10,845	1,010,754
Eaton Corp. PLC	7,936	412,989
Eli Lilly & Co.	8,338	702,560
EOG Resources, Inc.	6,678	472,736
Exxon Mobil Corp.	11,086	864,154
Facebook, Inc., Class A(1)	5,784	605,353
Gilead Sciences, Inc.	5,170	523,152
Johnson & Johnson	9,592	985,290
JPMorgan Chase & Co.	9,177	605,957
Marathon Petroleum Corp.	4,424	229,340
MasterCard, Inc., Class A	5,930	577,345
McDonald’s Corp.	8,395	991,785
Microsoft Corp.	24,197	1,342,450
MSCI, Inc.	5,239	377,889
Phillips 66	2,886	236,075
Public Service Enterprise Group, Inc.	13,187	510,205
Quaker Chemical Corp.	3,406	263,148
Ross Stores, Inc.	6,169	331,954
Simon Property Group, Inc.	3,160	614,430
Texas Instruments, Inc.	10,678	585,261
The Goldman Sachs Group, Inc.	1,591	286,746
The PNC Financial Services Group, Inc.	5,459	520,297
The Progressive Corp.	7,431	236,306
The TJX Cos., Inc.	9,261	656,698
Walgreens Boots Alliance, Inc.	3,694	314,563
Wells Fargo & Co.	11,558	628,293
Westlake Chemical Corp.	6,736	365,900

		21,647,305
Total Common Stocks (Cost $36,002,285)		40,706,451

42	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL FUND

December 31, 2015	Shares	Value
Exchange-Traded Funds – 1.9%
iShares MSCI ACWI ETF	9,028	$503,943

iShares MSCI Emerging Markets ETF	8,848	284,817
Total Exchange-Traded Funds (Cost $820,385)		788,760

	Principal Amount	Value
Repurchase Agreements – 2.0%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $857,003, due 1/4/2016(2)	$857,000	857,000
Total Repurchase Agreements (Cost $857,000)		857,000
Total Investments – 100.0% (Cost $37,679,670)		42,352,211
Other Assets, Net – 0.0%		8,025
Total Net Assets – 100.0%		$42,360,236

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.25%	11/15/2024	$877,188

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	43

SCHEDULE OF INVESTMENTS — RS GLOBAL FUND

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks:
Australia	$—	$1,107,569	*	$—	$1,107,569
Belgium	—	242,947	*	—	242,947
Canada	877,646	—		—	877,646
Denmark	—	392,499	*	—	392,499
Finland	—	207,936	*	—	207,936
France	—	714,681	*	—	714,681
Germany	—	1,300,095	*	—	1,300,095
Hong Kong	—	1,254,678	*	—	1,254,678
India	—	68,791	*	—	68,791
Italy	—	492,381	*	—	492,381
Japan	—	3,272,518	*	—	3,272,518
Mexico	989,548	—		—	989,548
New Zealand	—	272,269	*	—	272,269
Singapore	249,222	279,615	*	—	528,837
South Korea	—	303,306	*	—	303,306
Spain	—	291,902	*	—	291,902
Sweden	—	574,081	*	—	574,081
Switzerland	—	2,389,804	*	—	2,389,804
Taiwan	—	480,039	*	—	480,039
United Kingdom	—	3,297,619	*	—	3,297,619
United States	21,647,305	—		—	21,647,305

Exchange-Traded Funds	788,760	—		—	788,760

Repurchase Agreements	—	857,000		—	857,000

Total	$24,552,481	$17,799,730		$—	$42,352,211

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See 1a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

44	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

December 31, 2015	Shares	Value
Common Stocks – 97.8%
Argentina – 0.6%
Grupo Financiero Galicia S.A., ADR	43,437	$1,176,274

		1,176,274
Brazil – 3.1%
BB Seguridade Participacoes S.A.	164,300	1,004,080
EDP - Energias do Brasil S.A.	469,600	1,424,847
Fibria Celulose S.A.	84,300	1,106,652
JBS S.A.	436,700	1,355,222
Raia Drogasil S.A.	99,200	887,658
Telefonica Brasil S.A., ADR	77,161	696,764

		6,475,223
Chile – 1.8%
Banco Santander Chile, ADR	81,662	1,440,518
Cia Cervecerias Unidas S.A., ADR	53,156	1,151,359
Enersis S.A., ADR	98,390	1,195,438

		3,787,315
Czech Republic – 0.7%
Erste Group Bank AG(1)	44,251	1,384,617

		1,384,617
Egypt – 0.6%
Commercial International Bank, GDR (Reg S)	299,156	1,286,371

		1,286,371
Greece – 0.8%
Tsakos Energy Navigation Ltd.	205,609	1,628,423

		1,628,423
Hong Kong – 2.0%
Man Wah Holdings Ltd.	928,800	1,088,811
Nexteer Automotive Group Ltd.	908,000	1,003,676
Techtronic Industries Co. Ltd.	261,500	1,058,616
Xinyi Solar Holdings Ltd.	2,528,000	1,021,650

		4,172,753
Hungary – 0.8%
OTP Bank PLC	77,517	1,593,855

		1,593,855
India – 8.9%
Bharat Petroleum Corp. Ltd.	118,959	1,597,241
Cadila Healthcare Ltd.	239,134	1,179,559
Dewan Housing Finance Corp. Ltd.	658,336	2,339,384
HDFC Bank Ltd., ADR	38,972	2,400,675
Infosys Ltd.	141,464	2,360,702

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	45

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

December 31, 2015	Shares	Value
India (continued)
IRB Infrastructure Developers Ltd.	590,073	$2,164,543
Tata Motors Ltd., ADR(1)	89,976	2,651,593
Welspun India Ltd.	94,720	1,302,358
Yes Bank Ltd.	230,294	2,513,203

		18,509,258
Indonesia – 3.0%
PT Gudang Garam Tbk	467,000	1,853,484
PT Sri Rejeki Isman Tbk	42,732,300	1,197,614
PT Telekomunikasi Indonesia (Persero) Tbk	13,855,500	3,103,316

		6,154,414
Mexico – 5.8%
Controladora Vuela Cia de Aviacion S.A.B. de C.V., Class A(1)	691,300	1,188,902
Gentera S.A.B. de C.V.	736,000	1,415,672
Gruma S.A.B. de C.V., Class B	71,155	1,001,112
Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR	10,353	913,963
Grupo Financiero Interacciones S.A. de C.V., Class O	224,600	1,348,291
Grupo Mexico S.A.B. de C.V., Series B	783,306	1,672,101
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	603,700	1,408,499
Mexico Real Estate Management S.A. de C.V.(1)	496,800	633,881
Nemak S.A.B. de C.V.	1,027,900	1,390,255
Unifin Financiera S.A.P.I. de C.V. SOFOM ENR(1)	345,400	1,069,799

		12,042,475
People’s Republic of China – 24.9%
Alibaba Group Holding Ltd., ADR(1)	40,139	3,262,097
Bank of China Ltd., H shares	6,839,000	3,034,555
China Communications Construction Co. Ltd., H shares	1,191,000	1,205,207
China Construction Bank Corp., H shares	8,165,857	5,570,320
China Merchants Bank Co. Ltd., H shares	723,500	1,695,447
China Mobile Ltd.	527,340	5,935,790
China Petroleum & Chemical Corp., H shares	3,284,000	1,976,337
China Reinsurance Group Corp., H shares(1)	2,659,000	809,703
China Resources Gas Group Ltd.	802,000	2,385,040
China Resources Land Ltd.	842,000	2,436,495
Chongqing Changan Automobile Co. Ltd., Class B	701,974	1,545,542
CNOOC Ltd.	1,201,000	1,249,971
CSPC Pharmaceutical Group Ltd.	1,130,000	1,152,044
New China Life Insurance Co. Ltd., H shares	321,800	1,348,895
Ping An Insurance (Group) Co. of China Ltd., H shares	537,000	2,954,507
Shenzhen International Holdings Ltd.	1,191,000	2,179,336

46	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

December 31, 2015	Shares	Value
People’s Republic of China (continued)
Sino Biopharmaceutical Ltd.	2,046,000	$1,844,581
Tencent Holdings Ltd.	406,315	7,966,068
Xinjiang Goldwind Science & Technology Co. Ltd., H shares	772,200	1,470,263
ZTE Corp., H shares	649,800	1,473,435

		51,495,633
Philippines – 0.5%
Vista Land & Lifescapes, Inc.	9,836,100	1,079,919

		1,079,919
Poland – 0.6%
Jeronimo Martins SGPS S.A.	97,699	1,271,296

		1,271,296
Qatar – 0.4%
Al Meera Consumer Goods Co.	14,790	891,248

		891,248
Russia – 3.8%
Lukoil PJSC, ADR	59,356	1,921,435
Luxoft Holding, Inc.(1)	24,677	1,903,337
MMC Norilsk Nickel PJSC, ADR	95,809	1,214,165
Mobile TeleSystems PJSC, ADR	152,110	940,040
Sberbank of Russia PJSC, ADR	155,685	909,683
X5 Retail Group N.V., GDR (Reg S)(1)	49,593	939,787

		7,828,447
South Africa – 6.3%
Mondi Ltd.	72,802	1,440,692
Naspers Ltd., N shares	38,860	5,311,551
Net 1 UEPS Technologies, Inc.(1)	84,450	1,140,919
Sasol Ltd.	38,500	1,039,416
Standard Bank Group Ltd.	189,829	1,391,491
Steinhoff International Holdings N.V.	394,713	2,003,810
Telkom S.A. SOC Ltd.	196,904	818,083

		13,145,962
South Korea – 16.3%
Celltrion, Inc.(1)	16,038	1,144,221
CJ CheilJedang Corp.	3,545	1,133,888
GS Retail Co. Ltd.	22,898	1,043,216
Hana Tour Service, Inc.	8,695	845,707
Hanwha Life Insurance Co. Ltd.	192,732	1,210,897
Hyundai Development Co.	38,196	1,248,173
Hyundai Marine & Fire Insurance Co. Ltd.	70,038	2,145,966

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	47

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

December 31, 2015	Shares	Value
South Korea (continued)
KB Financial Group, Inc.	46,951	$1,322,787
Kia Motors Corp.	41,008	1,828,546
Korea Electric Power Corp.	43,389	1,838,270
Korea Zinc Co. Ltd.	2,024	806,156
KT&G Corp.	24,997	2,221,360
LG Chem Ltd.	6,032	1,665,333
LG Uplus Corp.	189,303	1,671,597
Mando Corp.	11,527	1,615,407
NCSoft Corp.	4,655	839,182
Samkee Automotive Co. Ltd.	254,767	980,058
Samsung Electronics Co. Ltd.	8,542	9,110,742
Silicon Works Co. Ltd.	30,832	1,004,958

		33,676,464
Taiwan – 11.6%
China Life Insurance Co. Ltd.	1,936,000	1,478,386
CTBC Financial Holding Co. Ltd.	3,933,340	2,013,874
Hon Hai Precision Industry Co. Ltd.	814,000	1,992,100
Nan Ya Plastics Corp.	1,232,000	2,276,012
Powertech Technology, Inc.	851,000	1,677,992
Primax Electronics Ltd.	1,598,000	2,022,581
Radiant Opto-Electronics Corp.	436,000	992,191
Taiwan Mobile Co. Ltd.	372,000	1,129,715
Taiwan Semiconductor Manufacturing Co. Ltd.	1,921,998	8,291,961
Uni-President Enterprises Corp.	1,283,000	2,138,677

		24,013,489
Thailand – 2.5%
CP ALL PCL (Reg F)(2)	1,078,600	1,171,258
GFPT PCL (Reg F)(2)	2,342,500	641,395
Kasikornbank PCL (Reg F)	233,100	963,480
Thai Oil PCL (Reg F)(2)	532,600	970,778
The Siam Cement PCL (Reg F)	112,250	1,416,685

		5,163,596
Turkey – 2.2%
Celebi Hava Servisi A.S.	90,097	1,105,352
Tat Gida Sanayi A.S.(1)	602,160	1,143,856
Turkiye Garanti Bankasi A.S.	989,265	2,410,016

		4,659,224

48	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

December 31, 2015	Shares	Value
United Arab Emirates – 0.6%
Emirates Telecommunications Group Co. PJSC	268,673	$1,176,410

		1,176,410
Total Common Stocks (Cost $205,702,509)		202,612,666

	Shares	Value
Preferred Stocks – 1.1%
Brazil – 1.1%
Itau Unibanco Holding S.A.	337,831	2,234,521

		2,234,521
Total Preferred Stocks (Cost $3,977,020)		2,234,521

	Principal Amount	Value
Repurchase Agreements – 1.1%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $2,328,008, due 1/4/2016(3)	$2,328,000	2,328,000
Total Repurchase Agreements (Cost $2,328,000)		2,328,000
Total Investments - 100.0% (Cost $212,007,529)		207,175,187
Other Assets, Net - 0.0%		39,342
Total Net Assets - 100.0%		$207,214,529

(1)	Non-income-producing security.
(2)	Foreign shares are valued based on the last trade price of the local shares.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.25%	11/15/2024	$2,375,925

Legend:

ADR – American Depositary Receipt.

GDR – Global Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	49

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks:
Argentina	$1,176,274	$—		$—	$1,176,274
Brazil	696,764	5,778,459	*	—	6,475,223
Chile	3,787,315	—		—	3,787,315
Czech Republic	—	1,384,617	*	—	1,384,617
Egypt	1,286,371	—		—	1,286,371
Greece	1,628,423	—		—	1,628,423
Hong Kong	—	4,172,753	*	—	4,172,753
Hungary	—	1,593,855	*	—	1,593,855
India	5,052,268	13,456,990	*	—	18,509,258
Indonesia	—	6,154,414	*	—	6,154,414
Mexico	12,042,475	—		—	12,042,475
People’s Republic of China	4,071,800	47,423,833	*	—	51,495,633
Philippines	—	1,079,919	*	—	1,079,919
Poland	—	1,271,296	*	—	1,271,296
Qatar	—	891,248	*	—	891,248
Russia	4,058,033	3,770,414	*	—	7,828,447
South Africa	3,144,729	10,001,233	*	—	13,145,962
South Korea	—	33,676,464	*	—	33,676,464
Taiwan	—	24,013,489	*	—	24,013,489
Thailand	—	5,163,596	*	—	5,163,596
Turkey	—	4,659,224	*	—	4,659,224
United Arab Emirates	—	1,176,410	*	—	1,176,410

Preferred Stocks	—	2,234,521	*	—	2,234,521

Repurchase Agreements	—	2,328,000		—	2,328,000

Total	$36,944,452	$170,230,735		$—	$207,175,187

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See 1a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

50	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities

Balance as of 12/31/2014	$2,052,772

Change in unrealized appreciation/depreciation	—

Net realized gain	—

Purchases	—

Sales	—

Transfers into/out of Level 3	(2,052,772)

Balance as of 12/31/2015	$—

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	51

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS SMALL CAP FUND

December 31, 2015	Shares	Value
Common Stocks – 98.3%
Argentina – 0.5%
Grupo Financiero Galicia S.A., ADR	4,882	$132,205

		132,205
Brazil – 0.6%
Raia Drogasil S.A.	16,300	145,855

		145,855
Chile – 0.5%
Cia Cervecerias Unidas S.A., ADR	6,181	133,881

		133,881
Greece – 0.5%
Tsakos Energy Navigation Ltd.	16,406	129,936

		129,936
Hong Kong – 6.1%
Lee’s Pharmaceutical Holdings Ltd.	187,500	234,008
Man Wah Holdings Ltd.	285,600	334,802
Nexteer Automotive Group Ltd.	425,000	469,782
Techtronic Industries Co. Ltd.	39,500	159,906
Xinyi Solar Holdings Ltd.	866,000	349,980

		1,548,478
India – 9.9%
Cadila Healthcare Ltd.	43,750	215,802
CESC Ltd.	38,483	297,678
Dewan Housing Finance Corp. Ltd.	91,764	326,082
Hexaware Technologies Ltd.	53,502	196,965
IRB Infrastructure Developers Ltd.	81,867	300,310
UPL Ltd.	34,144	224,346
Voltas Ltd.	57,156	280,268
Welspun India Ltd.	19,485	267,910
Yes Bank Ltd.	36,669	400,169

		2,509,530
Indonesia – 2.4%
PT Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk	4,698,900	255,920
PT Pakuwon Jati Tbk	3,404,500	121,141
PT Sri Rejeki Isman Tbk	8,179,700	229,244

		606,305
Malaysia – 2.9%
Evergreen Fibreboard Bhd(1)	382,800	209,236
My EG Services Bhd	277,900	278,237
Top Glove Corp. Bhd	75,900	239,863

		727,336

52	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS SMALL CAP FUND

December 31, 2015	Shares	Value
Mexico – 5.2%
Alpek S.A.B. de C.V.	125,300	$175,214
Controladora Vuela Cia de Aviacion S.A.B. de C.V., Class A(1)	95,712	164,606
Gentera S.A.B. de C.V.	103,300	198,694
Gruma S.A.B. de C.V., Class B	7,400	104,114
Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR	1,422	125,534
Grupo Financiero Interacciones S.A. de C.V., Class O	15,900	95,449
Megacable Holdings S.A.B. de C.V.	30,600	113,615
Nemak S.A.B. de C.V.	116,100	157,028
Unifin Financiera S.A.P.I. de C.V. SOFOM ENR(1)	56,100	173,757

		1,308,011
People’s Republic of China – 18.7%
Boer Power Holdings Ltd.	152,000	273,471
China BlueChemical Ltd., H shares	928,000	251,229
China Lilang Ltd.	209,000	154,288
China Machinery Engineering Corp., H shares	174,000	126,958
China Resources Cement Holdings Ltd.	268,000	82,205
China Resources Gas Group Ltd.	106,000	315,230
China Taiping Insurance Holdings Co. Ltd.(1)	54,000	166,099
Chongqing Changan Automobile Co. Ltd., Class B	64,900	142,891
Greatview Aseptic Packaging Co. Ltd.	585,000	265,243
New China Life Insurance Co. Ltd., H shares	41,200	172,699
Pou Sheng International Holdings Ltd.(1)	1,844,000	441,921
Shenzhen International Holdings Ltd.	252,250	461,576
Shenzhou International Group Holdings Ltd.	80,000	458,462
Sino Biopharmaceutical Ltd.	474,000	427,337
Sino-Ocean Land Holdings Ltd.	427,500	272,579
Tianjin Development Holdings Ltd.	290,000	174,891
Xinjiang Goldwind Science & Technology Co. Ltd., H shares	185,400	353,000
Zhuzhou CSR Times Electric Co. Ltd., H shares	18,000	103,913
ZTE Corp., H shares	38,760	87,889

		4,731,881
Philippines – 0.6%
Vista Land & Lifescapes, Inc.	1,383,700	151,918

		151,918
Poland – 0.6%
Budimex S.A.	2,860	141,044

		141,044

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	53

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS SMALL CAP FUND

December 31, 2015	Shares	Value
Qatar – 1.1%
Al Meera Consumer Goods Co.	4,553	$274,365

		274,365
Russia – 2.2%
Lenta Ltd., GDR (Reg S)(1)	25,884	175,550
Luxoft Holding, Inc.(1)	1,752	135,132
PhosAgro OAO, GDR (Reg S)	19,042	244,231

		554,913
South Africa – 3.6%
DataTec Ltd.	22,424	74,674
Investec Ltd.	18,353	129,650
KAP Industrial Holdings Ltd.	420,929	186,614
Mondi Ltd.	6,690	132,390
Net 1 UEPS Technologies, Inc.(1)	9,358	126,426
Super Group Ltd.(1)	103,769	254,601

		904,355
South Korea – 18.8%
Celltrion, Inc.(1)	3,949	281,739
CJ CheilJedang Corp.	937	299,705
CJ E&M Corp.(1)	1,194	81,502
GS Retail Co. Ltd.	5,250	239,186
Hana Tour Service, Inc.	2,804	272,727
Hansol Paper Co. Ltd.(1)	9,956	173,530
Hanssem Co. Ltd.	1,048	205,349
Hanwha Life Insurance Co. Ltd.	47,057	295,650
Hyundai Marine & Fire Insurance Co. Ltd.	11,646	356,834
KEPCO Plant Service & Engineering Co. Ltd.	3,996	302,272
Korea Petro Chemical Ind	1,439	207,687
LG Uplus Corp.	34,264	302,560
Mando Corp.	1,780	249,451
Medy-Tox, Inc.	609	263,159
NCSoft Corp.	1,767	318,547
Samkee Automotive Co. Ltd.	88,286	339,626
Silicon Works Co. Ltd.	12,844	418,645
Viatron Technologies, Inc.(1)	7,928	148,848

		4,757,017
Taiwan – 18.1%
ASPEED Technology, Inc.	33,121	337,143
China Life Insurance Co. Ltd.	308,000	235,198
Cub Elecparts, Inc.	27,097	322,252
E.Sun Financial Holding Co. Ltd.	173,000	100,441

54	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS SMALL CAP FUND

December 31, 2015	Shares	Value
Taiwan (continued)
Ennoconn Corp.	42,000	$473,224
Grand Pacific Petrochemical	283,000	132,692
Hota Industrial Manufacturing Co. Ltd.	103,000	376,866
King Slide Works Co. Ltd.	32,000	413,596
King’s Town Bank Co. Ltd.	146,000	103,532
Namchow Chemical Industrial Co. Ltd.	178,000	366,585
Powertech Technology, Inc.	166,000	327,317
Primax Electronics Ltd.	335,000	424,008
Radiant Opto-Electronics Corp.	24,000	54,616
Silergy Corp.	44,000	450,417
Sinmag Equipment Corp.	38,066	120,068
Tong-Tai Machine & Tool Co. Ltd.	207,060	143,928
YC INOX Co. Ltd.	339,000	202,163

		4,584,046
Thailand – 2.9%
AP Thailand PCL (Reg F)(2)	790,200	116,841
Beauty Community PCL (Reg F)(2)	954,300	151,482
Chularat Hospital PCL (Reg F)(2)	3,293,000	242,450
The Bangchak Petroleum PCL (Reg F)(2)	248,000	226,255

		737,028
Turkey – 2.3%
Celebi Hava Servisi A.S.	21,785	267,268
Tat Gida Sanayi A.S.(1)	61,632	117,076
Turkiye Sinai Kalkinma Bankasi A.S.	360,029	187,436

		571,780
United Arab Emirates – 0.8%
NMC Health PLC	15,400	190,816

		190,816
Total Common Stocks (Cost $24,341,763)		24,840,700
Total Investments - 98.3% (Cost $24,341,763)		24,840,700
Other Assets, Net - 1.7%		439,996
Total Net Assets - 100.0%		$25,280,696

(1)	Non-income-producing security.
(2)	Foreign shares are valued based on the last trade price of the local shares.

Legend:

ADR – American Depositary Receipt.

GDR – Global Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	55

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS SMALL CAP FUND

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks:
Argentina	$132,205	$—		$—	$132,205
Brazil	—	145,855	*	—	145,855
Chile	133,881	—		—	133,881
Greece	129,936	—		—	129,936
Hong Kong	—	1,548,478	*	—	1,548,478
India	—	2,509,530	*	—	2,509,530
Indonesia	—	606,305	*	—	606,305
Malaysia	—	727,336	*	—	727,336
Mexico	1,308,011	—		—	1,308,011
People’s Republic of China	—	4,731,881	*	—	4,731,881
Philippines	—	151,918	*	—	151,918
Poland	—	141,044	*	—	141,044
Qatar	—	274,365	*	—	274,365
Russia	135,132	419,781	*	—	554,913
South Africa	201,100	703,255	*	—	904,355
South Korea	—	4,757,017	*	—	4,757,017
Taiwan	—	4,584,046	*	—	4,584,046
Thailand	—	737,028	*	—	737,028
Turkey	—	571,780	*	—	571,780
United Arab Emirates	190,816	—		—	190,816

Total	$2,231,081	$22,609,619		$—	$24,840,700

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See 1a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

56	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS SMALL CAP FUND

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities

Balance as of 12/31/2014	$586,083

Change in unrealized appreciation/depreciation	—

Net realized gain	—

Purchases	—

Sales	—

Transfers into/out of Level 3	(586,083)

Balance as of 12/31/2015	$—

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	57

SCHEDULE OF INVESTMENTS — RS CHINA FUND

December 31, 2015	Shares	Value
Common Stocks – 92.7%
Hong Kong – 6.4%
3SBio, Inc.(1)	198,500	$277,421
EGL Holdings Co. Ltd.	590,000	194,975
Man Wah Holdings Ltd.	224,800	263,528
Nexteer Automotive Group Ltd.	292,000	322,768
Techtronic Industries Co. Ltd.	61,500	248,967
Xinyi Solar Holdings Ltd.	826,000	333,815

		1,641,474
People’s Republic of China – 85.2%
Alibaba Group Holding Ltd., ADR(1)	17,920	1,456,358
Baidu, Inc., ADR(1)	2,213	418,345
Bank of China Ltd., H shares	2,181,000	967,739
Boer Power Holdings Ltd.	142,000	255,479
China CITIC Bank Corp. Ltd., H shares(1)	946,000	609,709
China Communications Construction Co. Ltd., H shares	349,000	353,163
China Construction Bank Corp., H shares	1,722,000	1,174,658
China Life Insurance Co. Ltd., H shares	143,000	459,974
China Merchants Bank Co. Ltd., H shares	362,000	848,310
China Mobile Ltd.	162,000	1,823,488
China Overseas Land & Investment Ltd.	240,000	832,455
China Pacific Insurance (Group) Co. Ltd., H shares	38,200	156,083
China Petroleum & Chemical Corp., H shares	1,073,200	645,860
China Reinsurance Group Corp., H shares(1)	475,000	144,644
China Resources Gas Group Ltd.	156,000	463,923
China Resources Land Ltd.	238,000	688,701
China Southern Airlines Co. Ltd., H shares	314,000	242,063
China Taiping Insurance Holdings Co. Ltd.(1)	136,038	418,440
Chongqing Changan Automobile Co. Ltd., Class B	167,800	369,447
CNOOC Ltd.	720,000	749,358
CSPC Pharmaceutical Group Ltd.	372,000	379,257
Haitong Securities Co. Ltd., H shares	117,200	205,530
Industrial & Commercial Bank of China Ltd., H shares	1,135,000	680,340
Kweichow Moutai Co. Ltd., Class A	5,947	199,028
New China Life Insurance Co. Ltd., H shares	89,000	373,063
Ping An Insurance (Group) Co. of China Ltd., H shares	209,500	1,152,643
Pou Sheng International Holdings Ltd.(1)	1,436,000	344,142
Scud Group Ltd.(1)(2)(3)	1,650,000	218,017
Shanghai Pharmaceuticals Holding Co. Ltd., H shares	105,800	228,042
Shenzhen International Holdings Ltd.	206,500	377,861
Shenzhou International Group Holdings Ltd.	70,000	401,154

58	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS CHINA FUND

December 31, 2015	Shares	Value
People’s Republic of China (continued)
Sino Biopharmaceutical Ltd.	654,000	$589,617
Tencent Holdings Ltd.	126,755	2,485,114
Tianjin Development Holdings Ltd.	352,000	212,281
Xinjiang Goldwind Science & Technology Co. Ltd., H shares	209,800	399,458
Zhuzhou CSR Times Electric Co. Ltd., H shares	58,000	334,832
ZTE Corp., H shares	118,320	268,293

		21,926,869
Taiwan – 1.1%
Hota Industrial Manufacturing Co. Ltd.	78,000	285,394

		285,394
Total Common Stocks (Cost $21,503,928)		23,853,737

	Shares	Value
Exchange-Traded Funds – 5.5%
iShares China Large-Cap ETF	7,289	257,229
iShares MSCI China ETF	26,009	1,160,521
Total Exchange-Traded Funds (Cost $1,450,181)		1,417,750

	Principal Amount	Value
Repurchase Agreements – 1.9%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $488,002, due 1/4/2016(4)	$488,000	488,000
Total Repurchase Agreements (Cost $488,000)		488,000
Total Investments - 100.1% (Cost $23,442,109)		25,759,487
Other Liabilities, Net - (0.1)%		(17,549)
Total Net Assets - 100.0%		$25,741,938

(1)	Non-income-producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	59

SCHEDULE OF INVESTMENTS — RS CHINA FUND

(3)	The table below presents securities deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets

Scud Group Ltd.	1,650,000	$240,404	$218,017	7/3/2014- 10/23/2014	0.85%

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.25%	11/15/2024	$501,250

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks:
Hong Kong	$—	$1,641,474	*	$—	$1,641,474
People’s Republic of China
Scud Group Ltd.	—	—		218,017	218,017
Other	2,019,347	19,689,505	*	—	21,708,852
Taiwan	—	285,394	*	—	285,394

Exchange-Traded Funds	1,417,750	—		—	1,417,750

Repurchase Agreements	—	488,000		—	488,000

Total	$3,437,097	$22,104,373		$218,017	$25,759,487

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See 1a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

60	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS CHINA FUND

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities

Balance as of 12/31/2014	$326,028

Change in unrealized appreciation/depreciation	—

Net realized gain	—

Purchases	—

Sales	—

Transfers into/out of Level 3(1)	(108,011)

Balance as of 12/31/2015	$218,017

(1)

Transferred $218,017 from Level 2 to Level 3 because of lack of observable market data due to halt on trading in the relevant market. Transferred $326,028 from Level 3 to Level 2 due to trading resuming in the relevant market.

Security	Fair Value at 12/31/2015	Valuation Technique	Unobservable Input	Range of Unobservable Inputs

Scud Group Ltd.	$218,017	Exchange Close Price Adjusted to Fair Value	Closing price from 3/25/2015(2)	$0.13 per share

(2)	Last available exchange close price. The company requested trading in its stock be halted on 3/26/2015 pending an announcement of a significant event.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	61

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2015	RS International
Assets
Investments, at value	$27,923,748
Cash	80
Foreign currency, at value	244
Receivable for investments sold	249,027
Foreign tax reclaims receivable	74,488
Dividends receivable	33,015
Receivable for fund shares subscribed	4,410
Prepaid expenses	17,910

Total Assets	28,302,922

Liabilities
Payable for investments purchased	168,779
Payable for fund shares redeemed	77,190
Payable to adviser	3,312
Payable to distributor	714
Accrued trustees’ fees	492
Accrued foreign capital gains tax	—
Accrued expenses/other liabilities	56,549

Total Liabilities	307,036

Total Net Assets	$27,995,886

Net Assets Consist of:
Paid-in capital	$29,622,606
Distributions in excess of net investment income	(37,004)
Accumulated net investment loss	—
Accumulated net realized loss from investments, foreign currency transactions and foreign capital gains tax	(1,658,249)
Net unrealized appreciation/(depreciation) on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	68,533

Total Net Assets	$27,995,886

Investments, at Cost	$27,843,917

Foreign Currency, at Cost	$246

Pricing of Shares
Net Assets:
Class A	$19,415,608
Class C	1,968,916
Class K	2,707,523
Class Y	3,903,839
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	1,985,762
Class C	271,111
Class K	295,016
Class Y	405,860
Net Asset Value Per Share:
Class A	$9.78
Class C	7.26
Class K	9.18
Class Y	9.62
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$10.27

62	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Global	RS Emerging Markets	RS Emerging Markets Small Cap	RS China

$42,352,211	$207,175,187	$24,840,700	$25,759,487
731	113	390,834	157
1,900	578,252	23,588	31,662
76,564	—	—	—
26,996	3,982	—	—
33,244	796,894	58,550	5,678
313,081	891,853	11,706	2,859
12,781	16,599	25,665	12,515

42,817,508	209,462,880	25,351,043	25,812,358

376,262	—	—	—
502	1,914,834	—	—
15,242	179,478	9,245	24,308
1,175	3,841	320	792
959	2,749	435	329
—	21,972	15,211	—
63,132	125,477	45,136	44,991

457,272	2,248,351	70,347	70,420

$42,360,236	$207,214,529	$25,280,696	$25,741,938

$37,860,034	$228,918,391	$26,115,321	$24,850,588
(33,921)	(5,848)	—	(1,035)
—	—	(6,957)	—

(134,978)	(16,841,852)	(1,311,357)	(1,424,959)

4,669,101	(4,856,162)	483,689	2,317,344

$42,360,236	$207,214,529	$25,280,696	$25,741,938

$37,679,670	$212,007,529	$24,341,763	$23,442,109

$1,902	$578,901	$23,603	$31,698

$13,856,968	$74,837,036	$5,083,242	$9,984,510
7,367,395	15,095,821	2,616,856	4,381,069
5,264,808	18,647,647	—	4,185,227
15,871,065	98,634,025	17,580,598	7,191,132

1,198,857	5,127,425	524,426	970,515
645,091	1,348,251	273,670	426,830
457,691	1,355,100	—	407,421
1,368,781	6,752,334	1,804,260	699,626

$11.56	$14.60	$9.69	$10.29
11.42	11.20	9.56	10.26
11.50	13.76	—	10.27
11.60	14.61	9.74	10.28
4.75%	4.75%	4.75%	4.75%
$12.14	$15.33	$10.17	$10.80

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	63

FINANCIAL INFORMATION

Statements of Operations For the Year Ended December 31, 2015	RS International
Investment Income
Dividends	$976,924
Other income	139
Withholding taxes on foreign dividends	(74,292)

Total Investment Income	902,771

Expenses
Investment advisory fees	248,494
Distribution fees	98,082
Custodian fees	83,261
Registration fees	60,583
Transfer agent fees	50,103
Professional fees	46,510
Administrative service fees	4,613
Shareholder reports	3,162
Trustees’ fees	2,013
Insurance expense	912
Dividend expense on securities sold short	—
Other expenses	18,274

Total Expenses	616,007

Less: Fee waiver by adviser	(155,965)

Total Expenses, Net	460,042

Net Investment Income	442,729

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized gain/(loss) from investments	(574,415)
Net realized loss from foreign currency transactions	(43,786)
Foreign capital gains taxes paid	—
Net change in unrealized appreciation/depreciation on investments	518,293
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	12,065
Net change in accrued foreign capital gains tax	—

Net Gain/(Loss) on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	(87,843)

Net Increase/(Decrease) in Net Assets Resulting from Operations	$354,886

64	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Global	RS Emerging Markets	RS Emerging Markets Small Cap	RS China

$1,011,449	$6,348,592	$609,667	$750,720
8	1,725	1,091	52
(46,774)	(706,797)	(67,493)	(60,212)

964,683	5,643,520	543,265	690,560

338,066	2,584,277	334,844	316,416
139,739	601,220	40,288	108,930
75,961	222,253	89,056	55,395
60,421	65,983	54,908	60,470
18,474	340,766	17,592	18,855
44,712	84,564	44,143	38,905
5,545	21,860	3,544	4,448
3,744	13,967	654	2,253
2,952	15,524	1,739	1,749
1,040	8,454	664	774
—	—	483	—
18,694	24,211	3,644	3,936

709,348	3,983,079	591,559	612,131

(98,606)	—	(138,358)	(78,260)

610,742	3,983,079	453,201	533,871

353,941	1,660,441	90,064	156,689

1,230,032	(10,312,109)	(1,009,203)	255,883
(36,104)	(583,078)	(65,002)	(15,007)
(3,098)	(405,796)	(55,435)	—
(190,549)	(23,006,422)	(530,537)	(1,628,769)

(411)	(398)	1,035	3,180
5,467	517,988	81,538	—

1,005,337	(33,789,815)	(1,577,604)	(1,384,713)

$1,359,278	$(32,129,374)	$(1,487,540)	$(1,228,024)

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	65

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS International

	For the Year Ended 12/31/15	For the Year Ended 12/31/14

Operations
Net investment income	$442,729	$658,616
Net realized gain/(loss) from investments, foreign currency transactions and foreign capital gains tax	(618,201)	2,347,350
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	530,358	(5,305,615)

Net Increase/(Decrease) in Net Assets Resulting from Operations	354,886	(2,299,649)

Distributions to Shareholders
Net investment income
Class A	(299,475)	(384,066)
Class C	(20,939)	(30,707)
Class K	(34,159)	(47,682)
Class Y	(66,368)	(91,867)
Net realized gain on investments
Class A	(396)	(4,412,552)
Class C	(53)	(551,945)
Class K	(63)	(700,813)
Class Y	(79)	(864,985)
Return of capital
Class A	—	—
Class C	—	—
Class K	—	—
Class Y	—	—

Total Distributions	(421,532)	(7,084,617)

Capital Share Transactions
Proceeds from sales of shares	5,223,652	5,904,297
Reinvestment of distributions	412,646	6,948,838
Cost of shares redeemed	(10,003,696)	(16,622,999)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(4,367,398)	(3,769,864)

Net Increase/(Decrease) in Net Assets	(4,434,044)	(13,154,130)

Net Assets
Beginning of year	32,429,930	45,584,060

End of year	$27,995,886	$32,429,930

Distributions in Excess of Net Investment Income Included in Net Assets	$(37,004)	$(18,907)

Accumulated Net Investment Loss Included in Net Assets	$—	$—

Other Information:
Shares
Sold	530,604	490,975
Reinvested	43,615	724,169
Redeemed	(1,016,880)	(1,324,255)

Net Increase/(Decrease)	(442,661)	(109,111)

[1]	Commenced operations on February 1, 2014.

66	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Global		RS Emerging Markets		RS Emerging Markets Small Cap

For the Year Ended 12/31/15	For the Year Ended 12/31/14	For the Year Ended 12/31/15	For the Year Ended 12/31/14	For the Year Ended 12/31/15	For the Period Ended 12/31/14[1]

$353,941	$307,847	$1,660,441	$2,870,701	$90,064	$141,628
1,190,830	1,569,147	(11,300,983)	21,740,572	(1,129,640)	(470,053)
(185,493)	(144,670)	(22,488,832)	(33,713,890)	(447,964)	931,653

1,359,278	1,732,324	(32,129,374)	(9,102,617)	(1,487,540)	603,228

(125,840)	(91,456)	—	(1,125,631)	—	(48)
(12,363)	—	—	(114,142)	—	—
(25,309)	(12,097)	—	(219,191)	—	—
(175,499)	(163,358)	(171,638)	(1,841,904)	—	(30,921)

(365,603)	(623,015)	(2,043,682)	(8,504,697)	—	—
(201,117)	(317,576)	(526,824)	(1,888,848)	—	—
(144,440)	(255,963)	(526,612)	(1,738,949)	—	—
(417,705)	(811,850)	(2,559,561)	(8,442,564)	—	—

—	—	—	—	—	(18)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	(12,905)

(1,467,876)	(2,275,315)	(5,828,317)	(23,875,926)	—	(43,892)

10,281,480	5,871,373	57,333,546	97,330,940	1,275,072	29,313,494
376,274	464,702	5,468,427	22,109,189	—	963
(8,347,920)	(2,844,638)	(111,323,284)	(270,238,369)	(2,340,974)	(2,039,655)

2,309,834	3,491,437	(48,521,311)	(150,798,240)	(1,065,902)	27,274,802

2,201,236	2,948,446	(86,479,002)	(183,776,783)	(2,553,442)	27,834,138

40,159,000	37,210,554	293,693,531	477,470,314	27,834,138	—

$42,360,236	$40,159,000	$207,214,529	$293,693,531	$25,280,696	$27,834,138

$(33,921)	$(9,701)	$(5,848)	$(1,211,272)	$—	$(59,034)

$—	$—	$—	$—	$(6,957)	$—

846,414	482,652	3,477,722	5,083,921	122,999	2,897,095
32,635	40,039	386,932	1,335,859	—	94
(687,683)	(242,719)	(6,763,351)	(14,085,545)	(221,242)	(196,590)

191,366	279,972	(2,898,697)	(7,665,765)	(98,243)	2,700,599

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	67

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued)	RS China

	For the Year Ended 12/31/15	For the Year Ended 12/31/14

Operations
Net investment income	$156,689	$339,899
Net realized gain from investments and foreign currency transactions	240,876	928,375
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(1,625,589)	627,309

Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,228,024)	1,895,583

Distributions to Shareholders
Net investment income
Class A	(140,653)	(120,245)
Class C	(25,904)	(22,526)
Class K	(42,494)	(37,971)
Class Y	(115,156)	(153,612)

Total Distributions	(324,207)	(334,354)

Capital Share Transactions
Proceeds from sales of shares	19,587,725	7,119,912
Reinvestment of distributions	50,128	25,990
Cost of shares redeemed	(22,541,551)	(7,210,596)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(2,903,698)	(64,694)

Net Increase/(Decrease) in Net Assets	(4,455,929)	1,496,535

Net Assets
Beginning of year	30,197,867	28,701,332

End of year	$25,741,938	$30,197,867

Distributions in Excess of Net Investment Income Included in Net Assets	$(1,035)	$(6,745)

Other Information:
Shares
Sold	1,643,578	664,601
Reinvested	4,908	2,462
Redeemed	(1,918,227)	(675,482)

Net Decrease	(269,741)	(8,419)

68	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.rsinvestments.com	69

FINANCIAL INFORMATION

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains		Total Distributions
RS International Fund
Class A
Year Ended 12/31/15	$9.87	$0.15	$(0.09)	$0.06	$(0.15)	$	—[4]	$(0.15)
Year Ended 12/31/14	13.24	0.23	(0.98)	(0.75)	(0.21)		(2.41)	(2.62)
Year Ended 12/31/13	18.08	0.23	1.91	2.14	(0.87)		(6.11)	(6.98)
Year Ended 12/31/12	15.44	0.12	2.60	2.72	(0.08)		—	(0.08)
Year Ended 12/31/11	17.79	0.14	(2.61)	(2.47)	—[4]		—	—[4]

Class C
Year Ended 12/31/15	$7.36	$0.05	$(0.07)	$(0.02)	$(0.08)	$	—[4]	$(0.08)
Year Ended 12/31/14	10.62	0.06	(0.78)	(0.72)	(0.13)		(2.41)	(2.54)
Year Ended 12/31/13	15.85	0.04	1.59	1.63	(0.75)		(6.11)	(6.86)
Year Ended 12/31/12	13.61	(0.02)	2.29	2.27	(0.03)		—	(0.03)
Year Ended 12/31/11	15.79	0.04	(2.34)	(2.30)	—[4]		—	—[4]

Class K
Year Ended 12/31/15	$9.27	$0.11	$(0.09)	$0.02	$(0.11)	$	—[4]	$(0.11)
Year Ended 12/31/14	12.63	0.15	(0.94)	(0.79)	(0.16)		(2.41)	(2.57)
Year Ended 12/31/13	17.58	0.14	1.83	1.97	(0.81)		(6.11)	(6.92)
Year Ended 12/31/12	15.03	0.06	2.52	2.58	(0.03)		—	(0.03)
Year Ended 12/31/11	17.39	0.10	(2.58)	(2.48)	—[4]		—	—[4]

Class Y
Year Ended 12/31/15	$9.70	$0.18	$(0.09)	$0.09	$(0.17)	$	—[4]	$(0.17)
Year Ended 12/31/14	13.08	0.25	(0.96)	(0.71)	(0.26)		(2.41)	(2.67)
Year Ended 12/31/13	18.04	0.37	1.86	2.23	(1.08)		(6.11)	(7.19)
Year Ended 12/31/12	15.42	0.16	2.61	2.77	(0.15)		—	(0.15)
Year Ended 12/31/11	17.76	0.06	(2.47)	(2.41)	(0.05)		—	(0.05)

See notes to Financial Highlights on page 79.

70	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[2]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$9.78	0.64%		$19,416	1.40%	1.89%	1.49%	1.00%	117%
—	9.87	(5.80)%		22,388	1.40%	1.81%	1.74%	1.33%	186%
—	13.24	15.55%		31,483	1.40%	1.61%	1.46%	1.25%	41%	[6]
—	18.08	17.65%		34,005	1.34%	1.34%	0.73%	0.73%	21%
0.12	15.44	(13.19)%	[5]	29,807	1.40%	1.42%	0.82%	0.80%	15%

$—	$7.26	(0.27)%		$1,969	2.27%	2.82%	0.65%	0.10%	117%
—	7.36	(6.90)%		2,418	2.55%	2.75%	0.54%	0.34%	186%
—	10.62	14.24%		2,390	2.55%	2.55%	0.29%	0.29%	41%	[6]
—	15.85	16.69%		2,370	2.20%	2.20%	(0.12)%	(0.12)%	21%
0.12	13.61	(13.78)%	[5]	1,600	2.14%	2.14%	0.26%	0.26%	15%

$—	$9.18	0.22%		$2,707	1.86%	2.28%	1.11%	0.69%	117%
—	9.27	(6.37)%		3,403	1.96%	2.19%	1.20%	0.97%	186%
—	12.63	14.93%		4,479	1.96%	1.99%	0.91%	0.88%	41%	[6]
—	17.58	17.18%		4,247	1.74%	1.74%	0.38%	0.38%	21%
0.12	15.03	(13.55)%	[5]	4,132	1.78%	1.78%	0.59%	0.59%	15%

$—	$9.62	0.92%		$3,904	1.15%	1.75%	1.76%	1.16%	117%
—	9.70	(5.60)%		4,221	1.15%	1.51%	1.95%	1.59%	186%
—	13.08	16.29%		7,232	1.01%	1.01%	1.96%	1.96%	41%	[6]
—	18.04	18.00%		867,731	1.02%	1.02%	0.94%	0.94%	21%
0.12	15.42	(12.90)%	[5]	454,722	1.04%	1.04%	0.38%	0.38%	15%

See notes to Financial Highlights on page 79.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	71

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Global Fund
Class A
Year Ended 12/31/15	$11.56	$0.11	$0.32	$0.43	$(0.11)	$(0.32)	$(0.43)
Year Ended 12/31/14	11.65	0.10	0.45	0.55	(0.08)	(0.56)	(0.64)
Year Ended 12/31/13	10.26	0.06	2.87	2.93	(0.13)	(1.41)	(1.54)
Year Ended 12/31/12	8.79	0.12	1.44	1.56	(0.09)	—	(0.09)
Period From 5/16/11[7] to 12/31/11[8]	10.00	0.02	(1.23)	(1.21)	—	—	—

Class C
Year Ended 12/31/15	$11.43	$0.01	$0.32	$0.33	$(0.02)	$(0.32)	$(0.34)
Year Ended 12/31/14	11.54	0.01	0.44	0.45	—	(0.56)	(0.56)
Year Ended 12/31/13	10.19	(0.03)	2.84	2.81	(0.05)	(1.41)	(1.46)
Year Ended 12/31/12	8.74	0.06	1.44	1.50	(0.05)	—	(0.05)
Period From 5/16/11[7] to 12/31/11[8]	10.00	(0.03)	(1.23)	(1.26)	—	—	—

Class K
Year Ended 12/31/15	$11.50	$0.06	$0.32	$0.38	$(0.06)	$(0.32)	$(0.38)
Year Ended 12/31/14	11.59	0.06	0.44	0.50	(0.03)	(0.56)	(0.59)
Year Ended 12/31/13	10.22	0.01	2.86	2.87	(0.09)	(1.41)	(1.50)
Year Ended 12/31/12	8.76	0.10	1.45	1.55	(0.09)	—	(0.09)
Period From 5/16/11[7] to 12/31/11[8]	10.00	(0.01)	(1.23)	(1.24)	—	—	—

Class Y
Year Ended 12/31/15	$11.59	$0.15	$0.31	$0.46	$(0.13)	$(0.32)	$(0.45)
Year Ended 12/31/14	11.67	0.14	0.45	0.59	(0.11)	(0.56)	(0.67)
Year Ended 12/31/13	10.27	0.10	2.88	2.98	(0.17)	(1.41)	(1.58)
Year Ended 12/31/12	8.81	0.15	1.46	1.61	(0.15)	—	(0.15)
Period From 5/16/11[7] to 12/31/11[8]	10.00	0.03	(1.22)	(1.19)	—	—	—

See notes to Financial Highlights on page 79.

72	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$11.56	3.68%	$13,857	1.36%	1.57%	0.90%	0.69%	90%
11.56	4.70%	13,015	1.40%	1.63%	0.85%	0.62%	130%
11.65	29.02%	12,539	1.40%	1.67%	0.50%	0.23%	137%	[6]
10.26	17.81%	9,557	1.40%	1.95%	1.22%	0.67%	28%
8.79	(12.10)%	11,211	1.40%	1.78%	0.27%	(0.11)%	9%

$11.42	2.85%	$7,367	2.17%	2.38%	0.11%	(0.10)%	90%
11.43	3.87%	6,538	2.17%	2.43%	0.10%	(0.16)%	130%
11.54	28.04%	5,997	2.15%	2.42%	(0.26)%	(0.53)%	137%	[6]
10.19	17.18%	4,171	1.94%	2.49%	0.60%	0.05%	28%
8.74	(12.60)%	3,508	2.31%	2.69%	(0.60)%	(0.98)%	9%

$11.50	3.23%	$5,265	1.78%	2.00%	0.50%	0.28%	90%
11.50	4.25%	5,272	1.80%	2.04%	0.47%	0.23%	130%
11.59	28.47%	5,311	1.79%	2.06%	0.10%	(0.17)%	137%	[6]
10.22	17.70%	4,126	1.52%	2.07%	1.02%	0.47%	28%
8.76	(12.40)%	3,505	1.90%	2.28%	(0.19)%	(0.57)%	9%

$11.60	3.96%	$15,871	1.09%	1.36%	1.21%	0.94%	90%
11.59	5.04%	15,334	1.09%	1.33%	1.17%	0.93%	130%
11.67	29.50%	13,364	1.05%	1.32%	0.85%	0.58%	137%	[6]
10.27	18.30%	11,711	0.89%	1.44%	1.59%	1.04%	28%
8.81	(11.90)%	7,514	1.10%	1.48%	0.61%	0.23%	9%

See notes to Financial Highlights on page 79.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	73

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Emerging Markets Fund
Class A
Year Ended 12/31/15	$17.22	$0.10	$(2.33)	$(2.23)	$—	$(0.39)	$(0.39)
Year Ended 12/31/14	19.34	0.12	(0.82)	(0.70)	(0.17)	(1.25)	(1.42)
Year Ended 12/31/13	23.88	0.09	(1.37)	(1.28)	(0.01)	(3.39)	(3.40)
Year Ended 12/31/12	21.13	0.07	2.73	2.80	(0.05)	—	(0.05)
Year Ended 12/31/11	26.74	0.07	(5.68)	(5.61)	—	—	—

Class C
Year Ended 12/31/15	$13.43	$(0.02)	$(1.82)	$(1.84)	$—	$(0.39)	$(0.39)
Year Ended 12/31/14	15.43	(0.03)	(0.64)	(0.67)	(0.08)	(1.25)	(1.33)
Year Ended 12/31/13	19.90	(0.03)	(1.16)	(1.19)	—	(3.39)	(3.39)
Year Ended 12/31/12	17.72	(0.08)	2.26	2.18	—	—	—
Year Ended 12/31/11	22.59	(0.10)	(4.77)	(4.87)	—	—	—

Class K
Year Ended 12/31/15	$16.31	$0.05	$(2.21)	$(2.16)	$—	$(0.39)	$(0.39)
Year Ended 12/31/14	18.44	0.07	(0.79)	(0.72)	(0.16)	(1.25)	(1.41)
Year Ended 12/31/13	22.97	0.07	(1.34)	(1.27)	—	(3.39)	(3.39)
Year Ended 12/31/12	20.36	0.01	2.60	2.61	—	—	—
Year Ended 12/31/11	25.86	(0.02)	(5.48)	(5.50)	—	—	—

Class Y
Year Ended 12/31/15	$17.22	$0.15	$(2.34)	$(2.19)	$(0.03)	$(0.39)	$(0.42)
Year Ended 12/31/14	19.38	0.20	(0.83)	(0.63)	(0.28)	(1.25)	(1.53)
Year Ended 12/31/13	23.92	0.10	(1.30)	(1.20)	(0.09)	(3.39)	(3.48)
Year Ended 12/31/12	21.18	0.15	2.70	2.85	(0.11)	—	(0.11)
Year Ended 12/31/11	26.75	0.12	(5.69)	(5.57)	—	—	—

See notes to Financial Highlights on page 79.

74	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Contribution by Adviser	Net Asset Value, End of Period	Total Return[2]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$14.60	(12.94)%		$74,837	1.57%	1.57%	0.60%	0.60%	111%
—	17.22	(3.54)%		123,778	1.65%	1.69%	0.62%	0.58%	138%
0.14	19.34	(4.74)%	[9]	225,463	1.65%	1.65%	0.42%	0.42%	224%	[10]
—	23.88	13.26%		533,677	1.53%	1.53%	0.30%	0.30%	49%
—	21.13	(20.98)%		919,103	1.49%	1.49%	0.27%	0.27%	44%

$—	$11.20	(13.68)%		$15,096	2.38%	2.38%	(0.19)%	(0.19)%	111%
—	13.43	(4.25)%		21,416	2.45%	2.45%	(0.18)%	(0.18)%	138%
0.11	15.43	(5.46)%	[9]	31,349	2.43%	2.43%	(0.21)%	(0.21)%	224%	[10]
—	19.90	12.30%		52,280	2.32%	2.32%	(0.42)%	(0.42)%	49%
—	17.72	(21.56)%		62,237	2.26%	2.26%	(0.50)%	(0.50)%	44%

$—	$13.76	(13.23)%		$18,648	1.87%	1.87%	0.33%	0.33%	111%
—	16.31	(3.81)%		24,143	1.94%	1.94%	0.36%	0.36%	138%
0.13	18.44	(4.95)%	[9]	28,038	1.90%	1.90%	0.37%	0.37%	224%	[10]
—	22.97	12.82%		36,130	1.88%	1.88%	0.03%	0.03%	49%
—	20.36	(21.27)%		36,423	1.87%	1.87%	(0.09)%	(0.09)%	44%

$—	$14.61	(12.73)%		$98,634	1.30%	1.30%	0.89%	0.89%	111%
—	17.22	(3.18)%		124,357	1.31%	1.31%	1.03%	1.03%	138%
0.14	19.38	(4.32)%	[9]	192,620	1.31%	1.31%	0.46%	0.46%	224%	[10]
—	23.92	13.47%		776,722	1.31%	1.31%	0.64%	0.64%	49%
—	21.18	(20.82)%		554,099	1.32%	1.32%	0.49%	0.49%	44%

See notes to Financial Highlights on page 79.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	75

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income		Distributions From Net Realized Capital Gains	Return of Capital		Total Distributions
RS Emerging Markets Small Cap Fund
Class A
Year Ended 12/31/15	$10.31	$0.01	$(0.63)	$(0.62)	$—		$—	$—		$—
Period From 1/31/14[7] to 12/31/14[8]	10.00	0.03	0.28	0.31	—	[4]	—	—	[4]	—	[4]
Class C
Year Ended 12/31/15	$10.23	$(0.05)	$(0.62)	$(0.67)	$—		$—	$—		$—
Period From 1/31/14[7] to 12/31/14[8]	10.00	(0.04)	0.27	0.23	—		—	—		—
Class Y
Year Ended 12/31/15	$10.32	$0.06	$(0.64)	$(0.58)	$—		$—	$—		$—
Period From 1/31/14[7] to 12/31/14[8]	10.00	0.08	0.26	0.34	(0.02)		—	—	[4]	(0.02)

See notes to Financial Highlights on page 79.

76	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$9.69	(6.01)%	$5,083	1.92%	2.44%	0.08%	(0.44)%	107%
10.31	3.10%	6,808	1.88%	2.29%	0.30%	(0.11)%	110%

$9.56	(6.55)%	$2,617	2.54%	3.05%	(0.50)%	(1.01)%	107%
10.23	2.30%	2,586	2.69%	3.10%	(0.43)%	(0.84)%	110%

$9.74	(5.62)%	$17,581	1.50%	2.01%	0.53%	0.02%	107%
10.32	3.45%	18,440	1.50%	1.91%	0.76%	0.35%	110%

See notes to Financial Highlights on pages 79.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	77

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[1]		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
RS China Fund
Class A
Year Ended 12/31/15	$10.90	$0.07		$(0.53)	$(0.46)	$(0.15)	$—	$—	$(0.15)
Year Ended 12/31/14	10.31	0.12		0.59	0.71	(0.12)	—	—	(0.12)
Year Ended 12/31/13	9.06	0.11		1.28	1.39	(0.14)	—	—	(0.14)
Year Ended 12/31/12	7.51	0.07		1.55	1.62	(0.07)	—	—	(0.07)
Period From 5/16/11[7] to 12/31/11[8]	10.00	0.06		(2.49)	(2.43)	(0.06)	—	—	(0.06)
Class C
Year Ended 12/31/15	$10.86	$(0.01)		$(0.53)	$(0.54)	$(0.06)	$—	$—	$(0.06)
Year Ended 12/31/14	10.30	0.05		0.57	0.62	(0.06)	—	—	(0.06)
Year Ended 12/31/13	9.05	0.04		1.27	1.31	(0.06)	—	—	(0.06)
Year Ended 12/31/12	7.50	0.02		1.56	1.58	(0.03)	—	—	(0.03)
Period From 5/16/11[7] to 12/31/11[8]	10.00	—	[4]	(2.50)	(2.50)	—	—	—	—
Class K
Year Ended 12/31/15	$10.88	$0.02		$(0.53)	$(0.51)	$(0.10)	$—	$—	$(0.10)
Year Ended 12/31/14	10.32	0.09		0.56	0.65	(0.09)	—	—	(0.09)
Year Ended 12/31/13	9.06	0.07		1.29	1.36	(0.10)	—	—	(0.10)
Year Ended 12/31/12	7.51	0.04		1.56	1.60	(0.05)	—	—	(0.05)
Period From 5/16/11[7] to 12/31/11[8]	10.00	0.03		(2.50)	(2.47)	(0.02)	—	—	(0.02)
Class Y
Year Ended 12/31/15	$10.89	$0.13		$(0.56)	$(0.43)	$(0.18)	$—	$—	$(0.18)
Year Ended 12/31/14	10.32	0.16		0.58	0.74	(0.17)	—	—	(0.17)
Year Ended 12/31/13	9.06	0.15		1.28	1.43	(0.17)	—	—	(0.17)
Year Ended 12/31/12	7.51	0.09		1.56	1.65	(0.10)	—	—	(0.10)
Period From 5/16/11[7] to 12/31/11[8]	10.00	0.08		(2.50)	(2.42)	(0.07)	—	—	(0.07)

78	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$10.29	(4.26)%	$9,985	1.75%	2.02%	0.59%	0.32%	125%
—	10.90	6.88%	11,373	1.75%	2.26%	1.18%	0.67%	133%
—	10.31	15.33%	10,919	1.75%	2.05%	1.12%	0.82%	200%	[10]
—	9.06	21.65%	8,500	1.75%	2.06%	0.81%	0.50%	23%
—	7.51	(24.32)%	6,784	1.75%	2.27%	1.20%	0.68%	9%

$—	$10.26	(4.96)%	$4,381	2.50%	2.75%	(0.10)%	(0.35)%	125%
—	10.86	5.99%	4,434	2.50%	2.87%	0.50%	0.13%	133%
—	10.30	14.51%	4,192	2.52%	2.82%	0.41%	0.11%	200%	[10]
—	9.05	21.12%	3,661	2.26%	2.57%	0.29%	(0.02)%	23%
—	7.50	(25.00)%	3,017	2.98%	3.50%	(0.01)%	(0.53)%	9%

$—	$10.27	(4.64)%	$4,185	2.14%	2.39%	0.20%	(0.05)%	125%
—	10.88	6.36%	4,433	2.14%	2.49%	0.86%	0.51%	133%
—	10.32	14.98%	4,204	2.16%	2.46%	0.78%	0.48%	200%	[10]
—	9.06	21.33%	3,657	2.04%	2.35%	0.51%	0.20%	23%
—	7.51	(24.66)%	3,014	2.35%	2.87%	0.63%	0.11%	9%

$—	$10.28	(3.96)%	$7,191	1.42%	1.73%	1.11%	0.80%	125%
—	10.89	7.19%	9,958	1.42%	1.77%	1.58%	1.23%	133%
—	10.32	15.77%	9,386	1.43%	1.73%	1.54%	1.24%	200%	[10]
—	9.06	22.03%	7,947	1.43%	1.74%	1.12%	0.81%	23%
—	7.51	(24.13)%	6,485	1.41%	1.93%	1.56%	1.04%	9%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Calculated based on the average shares outstanding during the period.
[2]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.
[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[4]	Rounds to $0.00 per share.
[5]

Without the effect of the income from regulatory settlements, the total returns would have been (13.49)%, (14.07)%, (13.86)%, and (13.16)% for Class A, Class C, Class K and Class Y, respectively. The total return impact from regulatory settlements is calculated based on average shares outstanding for the period.

[6]	The portfolio turnover rate was significantly higher than in prior periods due to trading in the Fund by the Fund’s new portfolio management team, effective as of July 1, 2013.
[7]	Inception date.
[8]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[9]

Without the effect of the contribution by the adviser, the total returns would have been (5.50)%, (6.22)%, (5.64)%, and (5.05)% for Class A, Class C, Class K and Class Y, respectively. The total return impact from contribution by adviser is calculated based on average shares outstanding for the period.

[10]	The portfolio turnover rate was significantly higher than in prior periods due to trading in the Fund by the Fund’s new portfolio management team, effective as of March 1, 2013.

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NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2015

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS International Fund, RS Global Fund, RS Emerging Markets Fund, RS Emerging Markets Small Cap Fund and RS China Fund (each a “Fund,” collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS International Fund, RS Global Fund, RS Emerging Markets Fund, and RS China Fund offer Class A, C, K and Y shares. RS Emerging Markets Small Cap Fund offers Class A, C and Y shares. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates market value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

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Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2015, the Funds held one security classified as Level 3.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to certain exchange-traded foreign securities whose prices may have been affected by events

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NOTES TO FINANCIAL STATEMENTS

occurring after the close of trading on the exchange and, as a result, whose values were determined by a pricing service using pricing models in accordance with methods approved by the Funds’ Board of Trustees. Transfers between Levels 2 and 3 related to securities which have significant unobservable inputs, as they trade infrequently or not at all.

Transfers into and out of each level of the fair value hierarchy for the year ended December 31, 2015, were as follows:

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2	Transfers into Level 3	Transfers (out) of Level 3
RS Emerging Markets Fund
Common Stocks	$—	$(2,900,764)	$2,900,764	$—	$—	$—
Preferred Stocks	—	(2,234,521)	2,234,521	—	—	—
RS Emerging Markets Small Cap Fund
Common Stocks	—	(646,943)	646,943	—	—	—
RS China Fund
Common Stocks	—	(369,447)	695,475	(218,017)	218,017	(326,028)

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Funds’ Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to

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reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2015, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2015, the Funds did not incur any such interest or penalties. RS International Fund, RS Global Fund, RS Emerging Markets Fund and RS China Fund are not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state authorities for tax years before 2011. RS Emerging Markets Small Cap Fund is subject to U.S. federal and state authority examination since inception.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

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NOTES TO FINANCIAL STATEMENTS

e. Foreign Capital Gains Tax Gains realized by the Funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

f. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses, and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets attributable to each class at the beginning of the day.

g. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

h. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS International Fund	0.80%
RS Global Fund	0.80%
RS Emerging Markets Fund	1.00%
RS Emerging Markets Small Cap Fund	1.25%
RS China Fund	1.10%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2016, to limit the following Funds’

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total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

Fund	Expense Limitation
	Class A		Class C		Class K		Class Y
RS International Fund	1.40%		2.15%	(1)	1.80%	(1)	1.15%
RS Global Fund	1.40%		2.17%		1.81%		1.09%
RS Emerging Markets Fund	1.65%		2.45%		1.96%		1.32%
RS Emerging Markets Small Cap Fund	1.75%	(2)	2.50%	(2)	N/A		1.50%
RS China Fund	1.75%		2.50%		2.14%		1.42%
(1)	The expense limitation in effect from January 1, 2015, through April 30, 2015, was 2.65% for Class C shares, and 1.96% for Class K shares.
(2)

The expense limitation in effect from January 1, 2015, through April 30, 2015, was 1.50% for Class Y shares, and the fee waiver for each of the other classes of the Fund was equal to the level of fee waiver for Class Y shares.

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with RSFD for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, RSFD is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2015, RSFD received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS International Fund	Class A	0.25%	$53,245
	Class C	1.00%	22,928
	Class K	0.65%	21,909
	Class Y	0.00%	—
RS Global Fund	Class A	0.25%	$32,867
	Class C	1.00%	71,033
	Class K	0.65%	35,839
	Class Y	0.00%	—

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NOTES TO FINANCIAL STATEMENTS

Fund		Annual Rate	Distribution Fees
RS Emerging Markets Fund	Class A	0.25%	$261,772
	Class C	1.00%	191,901
	Class K	0.65%	147,547
	Class Y	0.00%	—
RS Emerging Markets Small Cap Fund	Class A	0.25%	$14,230
	Class C	1.00%	26,058
	Class Y	0.00%	—
RS China Fund	Class A	0.25%	$28,964
	Class C	1.00%	49,584
	Class K	0.65%	30,382
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts, which expenses are allocable to RSFD. RS Investments compensates RSFD for its services in connection with the promotion of Fund shares and reimburses RSFD for its expenses, including payments made by RSFD to third parties in respect of the promotion of Fund shares in excess of amounts received by RSFD under the distribution plan. In addition to payments under the distribution plan, the Funds reimburse RSFD for payments RSFD makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations as “Transfer agent fees.”

Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2015, PAS informed the Trust it received $1,830,481 directly or indirectly from RSFD as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the year ended December 31, 2015, aggregate front-end sales charges for the sale of Class A shares paid to RSFD were as follows:

Fund	Sales Charges
RS International Fund	$2,951
RS Global Fund	1,600
RS Emerging Markets Fund	5,223
RS Emerging Markets Small Cap Fund	263
RS China Fund	1,665

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RSFD is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2015, RSFD received CDSL charges as follows:

Fund	CDSL
RS International Fund	$115
RS Global Fund	571
RS Emerging Markets Fund	1,223
RS Emerging Markets Small Cap Fund	—
RS China Fund	4,694

See Note 4b for information on ownership concentration by affiliates of the Funds.

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2015, and December 31, 2014, was as follows:

	Ordinary Income		Long-Term Capital Gains		Return of Capital
Fund	2015	2014	2015	2014	2015	2014
RS International Fund	$421,152	$6,707,333	$380	$377,284	$—	$—
RS Global Fund	335,145	1,955,322	1,132,731	319,993	—	—
RS Emerging Markets Fund	171,663	9,693,310	5,656,654	14,182,616	—	—
RS Emerging Markets Small Cap Fund	—	30,968	—	—	—	12,924
RS China Fund	324,207	334,354	—	—	—	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

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NOTES TO FINANCIAL STATEMENTS

As of December 31, 2015, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS International Fund	$—	$(39,885)	$39,885
RS Global Fund	—	(39,150)	39,150
RS Emerging Markets Fund	(9,086)	(283,379)	292,465
RS Emerging Markets Small Cap Fund	(70,973)	(37,987)	108,960
RS China Fund	(9,005)	173,228	(164,223)

The tax basis of distributable earnings as of December 31, 2015, was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS International Fund	$5,349	$—
RS Global Fund	—	37,413

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2015, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS China Fund	$691,880

See the chart below for capital loss carryovers available to the Funds at December 31, 2015.

Fund	Total
RS International Fund	$1,165,314
RS Emerging Markets Fund	8,250,344
RS Emerging Markets Small Cap Fund	614,719
RS China Fund	485,513

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In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2015, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS International Fund	$201,430
RS Emerging Markets Fund	6,663,669
RS Emerging Markets Small Cap Fund	679,756
RS China Fund	622,847

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at December 31, 2015, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS International Fund	$28,178,108	$(254,360)	$1,310,345	(1,564,705)
RS Global Fund	37,886,124	4,466,087	5,735,167	(1,269,080)
RS Emerging Markets Fund	213,941,217	(6,766,030)	13,991,433	(20,757,463)
RS Emerging Markets Small Cap Fund	24,365,602	475,098	2,342,280	(1,867,182)
RS China Fund	23,759,741	1,999,746	3,525,168	(1,525,422)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS International Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	264,635	$2,771,429	148,999	$1,941,893
Shares reinvested	30,391	294,492	476,536	4,736,763
Shares redeemed	(578,611)	(5,954,827)	(733,328)	(9,395,132)

Net decrease	(283,585)	$(2,888,906)	(107,793)	$(2,716,476)

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Transactions in Capital Shares (continued)

RS International Fund (continued)

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class C
Shares sold	73,861	$563,800	105,986	$967,470
Shares reinvested	2,667	19,204	73,240	542,706
Shares redeemed	(134,108)	(1,018,646)	(75,560)	(729,217)

Net increase/(decrease)	(57,580)	$(435,642)	103,666	$780,959

Class K
Shares sold	53,145	$509,769	67,973	$837,178
Shares reinvested	3,765	34,221	80,138	748,495
Shares redeemed	(129,040)	(1,237,508)	(135,517)	(1,666,698)

Net increase/(decrease)	(72,130)	$(693,518)	12,594	$(81,025)

Class Y
Shares sold	138,963	$1,378,654	168,017	$2,157,756
Shares reinvested	6,792	64,729	94,255	920,874
Shares redeemed	(175,121)	(1,792,715)	(379,850)	(4,831,952)

Net decrease	(29,366)	$(349,332)	(117,578)	$(1,753,322)

RS Global Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	345,846	$4,168,195	75,289	$903,865
Shares reinvested	14,266	164,630	7,739	89,843
Shares redeemed	(286,975)	(3,471,429)	(33,353)	(396,220)

Net increase	73,137	$861,396	49,675	$597,488

Class C
Shares sold	123,121	$1,483,903	70,183	$819,099
Shares reinvested	5,190	59,174	5,252	60,289
Shares redeemed	(55,070)	(645,696)	(23,254)	(268,385)

Net increase	73,241	$897,381	52,181	$611,003

Class K
Shares sold	565	$6,980	—	$—
Shares reinvested	16	182	53	611
Shares redeemed	(1,165)	(14,435)	—	—

Net increase/(decrease)	(584)	$(7,273)	53	$611

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RS Global Fund (continued)

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class Y
Shares sold	376,882	$4,622,402	337,180	$4,148,409
Shares reinvested	13,163	152,288	26,995	313,959
Shares redeemed	(344,473)	(4,216,360)	(186,112)	(2,180,033)

Net increase	45,572	$558,330	178,063	$2,282,335

RS Emerging Markets Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,034,652	$17,947,885	1,753,066	$33,714,184
Shares reinvested	135,591	1,979,629	546,897	9,308,182
Shares redeemed	(3,229,052)	(54,140,638)	(6,771,057)	(130,854,621)

Net decrease	(2,058,809)	$(34,213,124)	(4,471,094)	$(87,832,255)

Class C
Shares sold	229,972	$3,078,135	240,904	$3,619,992
Shares reinvested	44,240	495,486	138,184	1,833,705
Shares redeemed	(521,046)	(6,696,053)	(815,386)	(12,317,957)

Net decrease	(246,834)	$(3,122,432)	(436,298)	$(6,864,260)

Class K
Shares sold	295,337	$4,652,267	362,129	$6,569,643
Shares reinvested	38,157	525,041	121,037	1,951,112
Shares redeemed	(458,274)	(7,268,526)	(523,747)	(9,500,935)

Net decrease	(124,780)	$(2,091,218)	(40,581)	$(980,180)

Class Y
Shares sold	1,917,761	$31,655,259	2,727,822	$53,427,121
Shares reinvested	168,944	2,468,271	529,741	9,016,190
Shares redeemed	(2,554,979)	(43,218,067)	(5,975,355)	(117,564,856)

Net decrease	(468,274)	$(9,094,537)	(2,717,792)	$(55,121,545)

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Emerging Markets Small Cap Fund

	For the Year Ended 12/31/15		For the Period Ended 12/31/14*
	Shares	Amount	Shares	Amount
Class A
Shares sold	49,587	$554,123	821,471	$8,508,152
Shares reinvested	—	—	2	16
Shares redeemed	(185,813)	(1,981,528)	(160,821)	(1,659,448)

Net increase/(decrease)	(136,226)	$(1,427,405)	660,652	$6,848,720

Class C
Shares sold	25,076	$241,964	252,716	$2,529,820
Shares redeemed	(4,118)	(41,917)	(4)	(40)

Net increase	20,958	$200,047	252,712	$2,529,780

Class Y
Shares sold	48,336	$478,985	1,822,908	$18,275,522
Shares reinvested	—	—	92	947
Shares redeemed	(31,311)	(317,529)	(35,765)	(380,167)

Net increase	17,025	$161,456	1,787,235	$17,896,302

*	Inception date was January 31, 2014.

RS China Fund

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class A
Shares sold	178,744	$2,354,195	143,214	$1,430,786
Shares reinvested	1,325	13,545	1,821	19,223
Shares redeemed	(253,355)	(3,198,459)	(159,801)	(1,559,152)

Net decrease	(73,286)	$(830,719)	(14,766)	$(109,143)

Class C
Shares sold	59,961	$709,774	2,279	$25,156
Shares reinvested	75	762	21	228
Shares redeemed	(41,306)	(491,717)	(1,054)	(10,007)

Net increase	18,730	$218,819	1,246	$15,377

Class K
Shares sold	—	$—	38	$369
Shares redeemed	—	—	(110)	(1,075)

Net increase/(decrease)	—	$—	(72)	$(706)

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RS China Fund (continued)

	For the Year Ended 12/31/15		For the Year Ended 12/31/14
	Shares	Amount	Shares	Amount
Class Y
Shares sold	1,404,873	$16,523,756	519,070	$5,663,601
Shares reinvested	3,508	35,821	620	6,539
Shares redeemed	(1,623,566)	(18,851,375)	(514,517)	(5,640,362)

Net increase/(decrease)	(215,185)	$(2,291,798)	5,173	$29,778

b. Shareholder Concentration As of December 31, 2015, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders		Percentage of Net Assets
RS International Fund	3		29.38%
RS Global Fund	3	*	87.64%
RS Emerging Markets Fund	6	*	59.62%
RS Emerging Markets Small Cap Fund	1	**	96.07%
RS China Fund	2	*	92.96%
*	One of the shareholders is Guardian Life, who owned 72.6%, 3.4% and 85.18% of net assets of RS Global Fund, RS Emerging Markets Fund and RS China Fund, respectively.
**	The shareholder is Guardian Life.

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2015, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS International Fund	$35,270,672	$39,035,455
RS Global Fund	37,699,029	37,218,750
RS Emerging Markets Fund	281,226,476	333,174,684
RS Emerging Markets Small Cap Fund	28,128,260	29,275,987
RS China Fund	34,739,857	37,874,172

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

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NOTES TO FINANCIAL STATEMENTS

c. Industry, Sector or Regional Concentration In their normal course of business, the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, the Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

Investing in a regionally concentrated mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to a broader geographical area. The political and economic conditions and changes in regulatory, tax or economic policy in a concentrated region could significantly affect the market in that region and in surrounding areas.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher and there may be delays in settlement procedures.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 6 Temporary Borrowings

Effective August 17, 2015, the Funds, with other funds managed by RS Investments, are parties to a $350 million committed revolving credit facility from State Street Bank and Trust Company and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing. For the period January 1, 2015 through August 16, 2015, the Funds, with other funds managed by RS Investments, were parties to a $400 million committed revolving credit facility from State Street Bank and Trust Company under similar terms. Under the terms of both credit facilities, in addition to the interest charged on any borrowings by a Fund, each Fund pays a commitment fee of 0.11% per annum on its share of the unused portion of the credit facilities.

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For the year ended December 31, 2015, the Funds which borrowed under the facilities were as follows:

Fund	Amount Outstanding at 12/31/15	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS International Fund	$—	$248,831	10	1.38%
RS Global Fund	—	357,384	8	1.37%
RS Emerging Markets Fund	—	1,973,320	28	1.38%
RS Emerging Markets Small Cap Fund	—	265,642	30	1.39%
RS China Fund	—	521,916	29	1.38%
*	For the year ended December 31, 2015, based on the number of days borrowings were outstanding.

Note 7 Sales Transaction

On December 18, 2015, Victory Capital Management Inc. (“Victory Capital”) announced it had agreed to acquire RS Investments. The transaction, which is expected to close by the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and consents, including approvals related to the Funds.

On January 19, 2016, the Board of Trustees of the Trust approved the reorganization of each of the Funds into a corresponding, newly-formed fund within the Victory family of funds (each, an “Acquiring Fund”) (the “Reorganizations”). Victory Capital will serve as the investment adviser to each Acquiring Fund. RS Investments anticipates that each Acquiring Fund will be managed by the same investment management team at RS Investments that currently manages the corresponding Fund and that the investment objective, principal investment strategies and principal risks of each Acquiring Fund will be substantially identical to those of the corresponding Fund.

The Reorganizations are subject to approval by shareholders of the Funds.

Note 8 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 9 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS International Fund

RS Global Fund

RS Emerging Markets Fund

RS Emerging Markets Small Cap Fund

RS China Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the RS International Fund, RS Global Fund, RS Emerging Markets Fund, RS Emerging Markets Small Cap Fund, and RS China Fund (five of the funds constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 22, 2016

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TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2015 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS International Fund	100.00%
RS Global Fund	100.00%
RS Emerging Markets Fund	100.00%
RS China Fund	100.00%

Dividend Received Deduction:

RS International Fund	0.00%
RS Global Fund	100.00%
RS Emerging Markets Fund	0.00%
RS China Fund	0.00%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain Funds hereby designate the following amounts as long-term capital gain dividends for the year ended December 31, 2015:

RS International Fund	$380
RS Global Fund	1,132,731
RS Emerging Markets Fund	5,656,654

The Funds have elected to pass through to their shareholders foreign tax credits for the year ended December 31, 2015 as follows:

Foreign Tax Credit:

RS International Fund	$68,668
RS Emerging Markets Fund	999,526
RS China Fund	58,286

Foreign Source Income:

RS International Fund	$1,010,038
RS Emerging Markets Fund	6,348,592
RS China Fund	729,379

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Park Avenue Institutional Advisers LLC (“Park Avenue”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to RS Global Natural Resources Fund are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 5, 2015, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Sub-Advisory Agreement for RS Global Natural Resources Fund by and between RS Investments and SailingStone, which was previously approved by the Board on February 13, 2014, and the Investment Advisory Agreement for RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund, which was previously approved by the Board on December 2, 2014, each for an initial two-year term from the date of execution), for the one-year period commencing August 31, 2015. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information

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requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and in this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various ongoing enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by Park Avenue and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to Park Avenue for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance and total expense levels.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below

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the most expensive quartile and closer to median if the peer group is adjusted for a narrower set of more similar funds. For RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that total expenses remain below the top quartile. For RS Low Duration Bond Fund, the Trustees received and requested further analysis from the independent consultant and noted that the decline in assets contributed to an increase in relative expenses and that the tight grouping of this peer group placed the Fund within about 10 basis points of the median level. RS Investments had agreed to a temporary additional expense reduction to improve this Fund’s relative total expenses. For RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees recognized that a directly comparable peer group was not presented, but they were pleased that they had negotiated a further expense limitation with RS Investments. The Trustees noted that RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation keeps the Fund’s total expenses only very slightly into the fourth quartile and that the Fund has enjoyed a very favorable performance record for various periods. The RS Technology Fund’s top quartile management fee is moderated by total expenses below the top quartile of its peer group.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The Trustees noted that the information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same or higher rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, operational, compliance, legal, reporting, and other burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Global Natural Resources Fund, which was ranked in the lowest quartile for the one- and three-year periods and below the median for the longer term, but had shown much improved performance for the year-to-date

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period; (2) RS Investors Fund, which was ranked in the lowest quartile for the one-year period; (3) RS Partners Fund, which was ranked in the lowest quartile for the one- and five-year periods, and below the median for the other periods; (4) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three- and five-year periods; and (5) RS High Yield VIP Series, which was ranked in the lowest quartile for the one-, three-, five- and ten-year periods. The Trustees agreed to monitor closely the performance of these and the other Funds, taking into consideration the following additional considerations: RS Emerging Markets Fund had shown continued signs of improved performance over more recent periods after its change of portfolio management responsibility. The Independent Trustees accepted management’s explanation that RS Tax-Exempt Fund and RS High Yield VIP Series have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Independent Trustees will continue to closely monitor the other Funds about which the Trustees have concerns about relative performance. The Independent Trustees had taken note of RS Investments’ assurances that the performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that continued improvement for many Funds had been shown. The consensus of the Independent Trustees was that RS Investments has shown a commitment to take steps to improve relative performance and communicate openly with the Independent Trustees about performance challenges.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2014, and for the three months ended March 31, 2015. The Trustees noted that RS Investments has told the Board that it continued to invest in the business to maintain high quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of Park Avenue, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information previously presented by the independent consultant indicating that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and recognized that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also recognized that some of the largest Funds had declined in asset size, tending to reduce the available

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economies of scale. The Independent Trustees also noted management’s discussion of the substantial resources devoted over recent years to additional portfolio management, compliance and other professionals.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding Park Avenue, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of Park Avenue, the Trustees determined that the services provided by Park Avenue as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by Park Avenue, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2015.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

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A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at www.rsinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	33	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	33	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	33	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	33	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	33	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	33	TriLinc Global Impact Fund, LLC (2012–present)

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Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	33	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, Blackrock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Chief Financial Officer and Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers (continued)
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.

+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

106	www.rsinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.766.3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

www.rsinvestments.com	107

One Bush Street, Suite 900 San Francisco, CA 94104	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

WWW.RSINVESTMENTS.COM // 800.766.3863	EB 015099 (12/15)

RS ALTERNATIVES FUNDS

Class A, C, and Y Shares

RS FOCUSED OPPORTUNITY FUND

RS FOCUSED GROWTH OPPORTUNITY FUND

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

RS Investments

Alternatives | Fixed Income | Growth | International | Natural Resources | Value

Alternatives	Growth	RS Emerging Markets Small Cap Fund
RS Focused Opportunity Fund	RS Small Cap Growth Fund*	RS China Fund
RS Focused Growth Opportunity Fund	RS Select Growth Fund
	RS Mid Cap Growth Fund	Natural Resources
Fixed Income	RS Growth Fund	RS Global Natural Resources Fund
RS Investment Quality Bond Fund	RS Technology Fund
RS Low Duration Bond Fund	RS Small Cap Equity Fund*	Value
RS High Yield Fund		RS Partners Fund*
RS Tax-Exempt Fund	International	RS Value Fund
RS High Income Municipal Bond Fund	RS International Fund	RS Large Cap Alpha Fund
RS Floating Rate Fund	RS Global Fund	RS Investors Fund
RS Strategic Income Fund	RS Emerging Markets Fund

*	The Fund is currently offered only to certain investors. Please contact RS Investments for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

Will 2016 mark a new era in our prevailing investment environment? For clues, we might take a closer look at the recent performance of the U.S. equity markets.

The S&P 500® Index managed to eke out positive returns during 2015. However, the seventh year of this bull market was largely a tale of two halves. The first half of the year was marked by positive returns and low relative volatility. But uncertain global economic growth, turbulent commodity markets, a strong dollar, and a less accommodative Federal Reserve policy conspired to make investors more risk averse during the second half.

The tumult continued in the new year as high volatility and steep drawdowns challenged global markets. Oddly enough, we welcome this challenging environment with open arms.

For several years now exceptionally low short-term interest rates provided a tailwind for equities and, in many cases, helped mask the difference between winners and losers. Stocks just seemed to move en masse.

In such an environment it’s easy to see why the majority of domestic active equity managers lagged their relevant benchmarks. Is it any surprise why passive investing has gained popularity?

But as we look ahead, it is quite possible that 2016 will mark a new era: one of lower correlations and higher volatility. We believe that type of environment is better suited for skilled active managers who use a combination of deep fundamental research and well-defined risk protocols to separate from the average of indexing. Where others may be daunted by this change, we are actually energized.

There’s another exciting change on tap for RS Investments in 2016. It was recently announced that Victory Capital Management has agreed to acquire RS Investment Management Co., with an expected closing date later this summer.

Victory Capital, a multi-boutique asset management firm, has a strong track record of bringing on experienced investment teams and providing them with the right infrastructure and environment to maintain their independence and deliver compelling risk-adjusted returns to their clients.

Victory Capital and RS Investments share many complementary attributes, including autonomous investment teams, a commitment to employee ownership and a culture of putting clients first.

With the evolving investment environment and our changing ownership structure, it’s easy to see why we remain excited about the prospects for 2016 and beyond.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with our firm.

THIS PAGE NOT PART OF YOUR FUND REPORT	www.rsinvestments.com	1

CEO’S LETTER

Please visit www.rsinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

As with all mutual funds, the value of an investment could decline, so you could lose money.

RS Funds are sold by Prospectus only. Before investing in any RS Fund, you should carefully consider the Fund’s investment objectives, risks, and charges and expenses. To obtain a Fund’s Prospectus and Summary Prospectus, which contain this and other important information, please call 800.766.3863 or visit www.rsinvestments.com. The Prospectus and Summary Prospectus should be read carefully before investing or sending money.

RS Funds are distributed by RS Funds Distributor LLC, member: FINRA, SIPC.

©2015 RS Investment Management Co. LLC

2	www.rsinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2015. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double-digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800.766.3863 and is periodically updated on our website: www.rsinvestments.com.

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RS FOCUSED OPPORTUNITY FUND

RS Focused Opportunity Fund Commentary

Highlights

•

In a generally volatile period for U.S. equity markets, large-cap stocks, as measured by the S&P 500® Index[1] (the “Index”), delivered negative performance in the ten months since the inception of the RS Focused Opportunity Fund (the “Fund”), as companies struggled to grow bottom-line earnings given slower global economic growth, a strong dollar, and turbulent commodity markets that weighed on investor appetite for risk.

•

The Fund had a negative return for the ten months since inception ending December 31, 2015, and underperformed the Index. The Fund’s performance relative to the Index was dampened in particular by the Fund’s reduction in net equity market exposure in reaction to the market volatility which emerged in August.

•

The Fund seeks long-term capital appreciation by limiting its net exposure to equity markets, combined with defensive portfolio positioning, and seeks value and growth through exposure to companies we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

U.S. equity markets were generally volatile in 2015, as the S&P 500® Index returned 1.38% over the 12-month period ended December 31, 2015. Despite the resilience in the U.S. economy, a number of factors weighed on investor confidence. These included weaker growth in Europe and China, turbulence in global commodity markets, the dampening effect of a strong dollar on U.S. exports and corporate earnings, and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policy.

At the start of the year, most market indices advanced, as lower oil prices and a strong dollar reduced inflation concerns and raised hopes that the Fed might hold off from raising short-term interest rates. Investors also welcomed news of quantitative easing in Europe and China that helped to push global interest rates to historic lows. Market performance became more volatile in the second quarter, however, as investors confronted news of a weather-related slowdown in first quarter growth and more fallout from Greece’s debt crisis. On a positive note, corporate balance sheets remained healthy, and helped to spur a new round of merger and acquisition activity, especially in the media, technology, and biotech areas.

Concerns over weakening global economic growth, especially in China, escalated in the third quarter, contributing to downward market turbulence as risk-averse investors generally sold shares with cyclical or international risk. There were also signs that the strong dollar and weaker growth abroad were starting to hurt corporate earnings performance in some sectors. Markets regained some ground in the fourth quarter, as investors welcomed the effects of improving job gains and resilient growth in the U.S.

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RS FOCUSED OPPORTUNITY FUND

economy, which remains a bright spot on the global landscape. Fed policymakers were confident enough in the health of the U.S. economy to raise the federal funds rate by 25 basis points on December 15, 2015, the first Fed tightening since 2006. While markets delivered positive performance in the fourth quarter, persistent concerns over slower global economic growth, declining oil prices, a strong dollar, and terrorist threats contributed to ongoing volatility.

Performance Update

The RS Focused Opportunity Fund (Class A Shares) returned -6.10% for the ten-month period since the inception of the Fund ending December 31, 2015, underperforming the Index, which returned -1.16%.

Portfolio Review

Performance over the ten months ending December 31, 2015, was hindered by stock selection in energy and utilities, as weakness in oil and natural gas prices led investors to sell stocks with direct and indirect exposure to energy. The largest long detractor for the Fund was NRG Energy, an independent power producer which operates both fossil fuel and renewable energy facilities. Performance was also hurt by our long holdings in Kinder Morgan and Marathon Oil. Kinder Morgan is an owner and operator of oil and natural gas pipelines while Marathon Oil is a global exploration and production company. Over the course of the year we exited these detractors as we sought to invest in what we believed to be durable businesses that were less exposed to external risks, including volatile commodities prices.

On a positive note, the Fund’s top long contributor for the ten months ending December 31, 2015, was within the health care sector. Ultragenyx is an early stage biotech company with a diversified pipeline of orphan drugs targeting several rare, but serious, genetic diseases. Orphan drugs often benefit from an accelerated FDA approval process given the high needs of their target patient populations. The Fund was also aided by our long holding in Facebook as the company has acted aggressively to monetize the popularity of its services and has made impressive progress in transforming itself into a mobile advertising company. Another positive contributor was our long holding in Six Flags Entertainment, which operates the world’s largest chain of regional amusement parks, with 18 properties across the United States, Mexico, and Canada, and has capitalized on its strong brand name and reputation through a number of marketing initiatives, including a mobile app and new ways of bundling park admission with extras.

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RS FOCUSED OPPORTUNITY FUND

Outlook

As we look ahead, we remain cautiously optimistic on the long-term prospects for U.S. economic growth and equity market performance against a backdrop of improving U.S. employment and income growth and lower oil prices. Nonetheless, we acknowledge that geopolitical uncertainty, commodity price volatility, slower growth abroad, and the prospect of a less accommodative Fed could contribute to near-term economic weakness and market fluctuations. While we have taken a defensive portfolio positioning in response to this uncertain environment, we believe that this environment will work to our team’s strengths as stock pickers, as they work to uncover companies with strong balance sheets, healthy cash flows, and what we view to be exceptional long-term growth potential supported by unique competitive advantages and attractive market positioning. We remain as committed as ever to disciplined risk management and we continue to stress-test every investment we own. We combine these efforts with our own financial modeling and risk-management tools, designed to capture market upside while attempting to minimize downside risks, and we believe we will be able to add value regardless of the underlying economic environment.

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RS FOCUSED OPPORTUNITY FUND

Characteristics (unaudited)

Total Net Assets: $9,590,429

Top Ten Long Equity Holdings[2,4] As of December 31, 2015

Holding	% of Total Net Assets
Alphabet, Inc., Class A	3.24%
Hancock Holding Co.	3.08%
General Electric Co.	3.08%
CVS Health Corp.	2.93%
Pinnacle Foods, Inc.	2.87%
Twenty-First Century Fox, Inc., Class A	2.77%
Six Flags Entertainment Corp.	2.61%
Franklin Resources, Inc.	2.60%
Liberty Interactive Corp. QVC Group., Class A	2.59%
Facebook, Inc., Class A	2.56%
Total	28.33%

Sector Allocation — Long Positions[3,4] As of December 31, 2015

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3	The Fund’s holdings are allocated to each sector based on their GICS classification. If a holding is not classified by GICS, it is assigned a GICS designation by RS Investments. Cash includes short-term instruments used for cash management purposes and net other assets and liabilities.
4	Securities sold short, financial derivative instruments and short-term instruments (with the exception of short-term instruments used for cash management purposes), if any, are excluded from the Top Ten Long Equity Holdings and Sector Allocation — Long Positions tables. The tables depict the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of the Fund’s short positions, as listed in the schedule of investments.

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RS FOCUSED OPPORTUNITY FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015
	1 Year	3 Year	5 Year	10 Year	Since Inception*
Class A Shares (2/27/15)
without sales charge	—	—	—	—	-6.10%
with maximum sales charge	—	—	—	—	-10.57%
Class C Shares (2/27/15)
without sales charge	—	—	—	—	-6.70%
with maximum sales charge	—	—	—	—	-7.63%
Class Y Shares (2/27/15)	—	—	—	—	-5.90%
S&P 500® Index[1]	—	—	—	—	-1.16%

*	Since inception returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made on 2/27/15 in Class A shares of RS Focused Opportunity Fund and in the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made on 2/27/15 in Class C shares and Class Y shares would have the following values as of December 31, 2015: $9,237 (Class C) and $9,410 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

8	www.rsinvestments.com

RS FOCUSED GROWTH OPPORTUNITY FUND

RS Focused Growth Opportunity Fund Commentary

Highlights

•

In a generally volatile period for U.S. equity markets, large-cap stocks, as measured by the S&P 500® Index[1] (the “Index”), delivered negative performance in the ten months since the inception of the RS Focused Growth Opportunity Fund (the “Fund”), as companies struggled to grow bottom-line earnings given slower global economic growth, a strong dollar, and turbulent commodity markets that weighed on investor appetite for risk.

•

The Fund had a negative return for the ten months since inception ending December 31, 2015, and underperformed the Index. The Fund’s performance relative to the Index was dampened in particular by a reduction in the net equity market exposure of the Fund in reaction to the market volatility which emerged in August.

•

The Fund seeks long-term capital appreciation by limiting its net exposure to equity markets, combined with defensive portfolio positioning, and seeks growth through exposure to companies we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

U.S. equity markets were generally volatile in the 2015, as the S&P 500® Index returned 1.38% over the 12-month period ended December 31, 2015. Despite the resilience in the U.S. economy, a number of factors weighed on investor confidence. These included weaker growth in Europe and China, turbulence in global commodity markets, the dampening effect of a strong dollar on U.S. exports and corporate earnings, and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policy.

At the start of the year, most market indices advanced, as lower oil prices and a strong dollar reduced inflation concerns and raised hopes that the Fed might hold off from raising short-term interest rates. Investors also welcomed news of quantitative easing in Europe and China that helped to push global interest rates to historic lows. Market performance became more volatile in the second quarter, however, as investors confronted news of a weather-related slowdown in first quarter growth and more fallout from Greece’s debt crisis. Interest rates also edged higher as markets began to price in the likelihood of a Fed interest rate hike by year-end. On a positive note, corporate balance sheets remained healthy, and helped to spur a new round of merger and acquisition activity, especially in the media, technology, and biotech areas.

Concerns over weakening global economic growth, especially in China, escalated in the third quarter, contributing to downward market turbulence as risk-averse investors generally sold shares with cyclical or international risk. There were also signs that the strong dollar and weaker growth abroad were starting to hurt corporate earnings

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RS FOCUSED GROWTH OPPORTUNITY FUND

performance in some sectors. Markets regained some ground in the fourth quarter, as investors welcomed the effects of improving job gains and resilient growth in the U.S. economy, which remains a bright spot on the global landscape. Fed policymakers were confident enough in the health of the U.S. economy to raise the federal funds rate by 25 basis points on December 15, 2015, the first Fed tightening since 2006. While markets delivered positive performance in the fourth quarter, persistent concerns over slower global economic growth, declining oil prices, a strong dollar, and terrorist threats contributed to ongoing volatility.

Performance Update

The RS Focused Growth Opportunity Fund (Class A Shares) returned -2.00% for the ten-month period since the inception of the Fund ending December 31, 2015, underperforming the Index, which returned -1.16%.

Portfolio Review

On a positive note, one holding that capitalized on the growth in experiential spending was Six Flags Entertainment, a positive contributor to the Fund for the ten months ending December 31, 2015. Six Flags operates the world’s largest chain of regional amusement parks, with 18 properties across the United States, Mexico, and Canada, and has capitalized on its strong brand name and reputation through a number of marketing initiatives, including a mobile app and new ways of bundling park admission with extras.

Within the health care sector, relative performance was aided by a number of holdings, notably Ultragenyx and Ligand Pharmaceuticals. Ultragenyx is an early stage biotech company with a diversified pipeline of orphan drugs targeting several rare, but serious genetic diseases. Orphan drugs often benefit from an accelerated FDA approval process given the high needs of their target patient populations.

A positive contributor in the technology sector, interactive entertainment company Activision Blizzard, delivered strong revenue and earnings growth as it capitalized on the gaming hardware upgrade cycle, a move toward more cost-effective digital distribution, and strong consumer demand for its popular gaming franchises, including Call of Duty and Skylanders.

A consumer lending company within the financial services sector, PRA Group, Inc., was a detractor to performance for the 10 months ending December 31, 2015. PRA Group, a company that buys delinquent debt from credit card companies and other creditors, often for pennies on the dollar, was negatively impacted by changing pricing dynamics within the market that have increased pricing for charged-off credit accounts, resulting in margin pressures and weaker earnings performance for PRA’s business.

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RS FOCUSED GROWTH OPPORTUNITY FUND

Hotel chain La Quinta Holdings was another detractor. The stock sold off in the second half of the year following news of a management change and weaker-than-expected revenue trends, in part due to weak economic growth in Texas, where a number of its properties are located.

A strong dollar and weaker global demand challenged several Fund investments with multinational exposure. These included WestRock, a global seller of paper and packaging materials, another detractor.

Outlook

As we look ahead, we remain cautiously optimistic on the long-term prospects for U.S. economic growth and equity market performance against a backdrop of improving U.S. employment and income growth and lower oil prices. Nonetheless, we acknowledge that geopolitical uncertainty, commodity price volatility, slower growth abroad, and the prospect of a less accommodative Fed could contribute to near-term economic weakness and market fluctuations. While we have taken a defensive portfolio positioning in response to this uncertain environment, we believe that this environment will work to our Growth Team’s strengths as stock pickers, as they work to uncover companies with high-quality growth stories and reasonable valuations. The team continues to focus on companies with strong balance sheets, healthy cash flows, and what we view to be exceptional long-term growth potential supported by unique competitive advantages and attractive market positioning. We remain as committed as ever to disciplined risk management and we continue to stress-test every investment we own. We combine these efforts with our own financial modeling and risk-management tools, designed to capture market upside while attempting to minimize downside risks, and we believe we will be able to add value regardless of the underlying economic environment.

www.rsinvestments.com	11

RS FOCUSED GROWTH OPPORTUNITY FUND

Characteristics (unaudited)

Total Net Assets: $19,930,252

Top Ten Long Equity Holdings[2,4] As of December 31, 2015

Holding	% of Total Net Assets
Facebook, Inc., Class A	3.36%
Six Flags Entertainment Corp.	3.05%
Alphabet, Inc., Class A	3.05%
General Electric Co.	3.03%
Pinnacle Foods, Inc.	3.02%
Lam Research Corp.	2.99%
CVS Health Corp.	2.90%
NXP Semiconductors N.V.	2.75%
Fortune Brands Home & Security, Inc.	2.71%
The JM Smucker Co.	2.65%
Total	29.51%

Sector Allocation — Long Positions[3,4] As of December 31, 2015

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3	The Fund’s holdings are allocated to each sector based on their GICS classification. If a holding is not classified by GICS, it is assigned a GICS designation by RS Investments. Cash includes short-term instruments used for cash management purposes and net other assets and liabilities.
4	Securities sold short, financial derivative instruments and short-term instruments (with the exception of short-term instruments used for cash management purposes), if any, are excluded from the Top Ten Long Equity Holdings and Sector Allocation — Long Positions tables. The tables depict the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of the Fund’s short positions, as listed in the schedule of investments.

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RS FOCUSED GROWTH OPPORTUNITY FUND

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015
	1 Year	3 Year	5 Year	10 Year	Since Inception*
Class A Shares (2/27/15)
without sales charge	—	—	—	—	-2.00%
with maximum sales charge	—	—	—	—	-6.67%
Class C Shares (2/27/15)
without sales charge	—	—	—	—	-2.60%
with maximum sales charge	—	—	—	—	-3.57%
Class Y Shares (2/27/15)	—	—	—	—	-1.80%
S&P 500® Index[1]	—	—	—	—	-1.16%

*	Since inception returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made on 2/27/15 in Class A shares of RS Focused Growth Opportunity Fund and in the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made on 2/27/15 in Class C shares and Class Y shares would have the following values as of December 31, 2015: $9,643 (Class C) and $9,820 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.rsinvestments.com	13

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2015. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double-digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800.766.3863 and is periodically updated on our website: www.rsinvestments.com.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015, to December 31, 2015. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

www.rsinvestments.com	15

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15-12/31/15	Expense Ratio During Period 7/1/15-12/31/15
RS Focused Opportunity Fund	Class A	$1,000.00	$929.70	$13.91	2.86%
	Class C	$1,000.00	$925.60	$17.47	3.60%
	Class Y	$1,000.00	$930.80	$12.65	2.60%
RS Focused Growth Opportunity Fund	Class A	$1,000.00	$968.40	$13.64	2.75%
	Class C	$1,000.00	$964.40	$17.33	3.50%
	Class Y	$1,000.00	$969.40	$12.41	2.50%
Based on Hypothetical Return (5% Return Before Expenses)
RS Focused Opportunity Fund	Class A	$1,000.00	$1,010.79	$14.50	2.86%
	Class C	$1,000.00	$1,007.06	$18.21	3.60%
	Class Y	$1,000.00	$1,012.10	$13.19	2.60%
RS Focused Growth Opportunity Fund	Class A	$1,000.00	$1,011.34	$13.94	2.75%
	Class C	$1,000.00	$1,007.56	$17.71	3.50%
	Class Y	$1,000.00	$1,012.60	$12.68	2.50%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16	www.rsinvestments.com

SCHEDULE OF INVESTMENTS — RS FOCUSED OPPORTUNITY FUND

December 31, 2015	Shares	Value
Common Stocks – 90.9%
Aerospace & Defense – 1.6%
Hexcel Corp.	3,394	$157,651

		157,651
Automobiles – 1.7%
General Motors Co.	4,785	162,738

		162,738
Banks – 5.5%
Hancock Holding Co.	11,751	295,773
Zions Bancorporation	8,505	232,186

		527,959
Biotechnology – 4.5%
Celgene Corp.(1)	1,757	210,418
Gilead Sciences, Inc.	986	99,773
Ultragenyx Pharmaceutical, Inc.(1)	1,052	118,014

		428,205
Building Product – 2.0%
Fortune Brands Home & Security, Inc.	3,480	193,140

		193,140
Capital Markets – 2.6%
Franklin Resources, Inc.	6,780	249,640

		249,640
Chemicals – 1.5%
Eastman Chemical Co.	2,160	145,822

		145,822
Commercial Services & Supplies – 3.2%
Clean Harbors, Inc.(1)	3,437	143,151
Ritchie Bros. Auctioneers, Inc.	6,930	167,082

		310,233
Containers & Packaging – 3.4%
Sealed Air Corp.	3,240	144,504
WestRock Co.	3,875	176,777

		321,281
Food & Staples Retailing – 4.4%
CVS Health Corp.	2,870	280,600
United Natural Foods, Inc.(1)	3,660	144,057

		424,657
Food Products – 5.4%
Pinnacle Foods, Inc.	6,490	275,565
The JM Smucker Co.	1,946	240,020

		515,585

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	17

SCHEDULE OF INVESTMENTS — RS FOCUSED OPPORTUNITY FUND

December 31, 2015	Shares	Value
Health Care Equipment & Supplies – 2.6%
Edwards Lifesciences Corp.(1)	1,772	$139,952
West Pharmaceutical Services, Inc.	1,763	106,168

		246,120
Hotels, Restaurants & Leisure – 2.6%
Six Flags Entertainment Corp.	4,560	250,526

		250,526
Independent Power & Renewable Electricity Producers – 1.5%
Calpine Corp.(1)	10,000	144,700

		144,700
Industrial Conglomerates – 3.1%
General Electric Co.	9,490	295,614

		295,614
Insurance – 4.4%
FNF Group	2,339	81,093
The Progressive Corp.	3,060	97,308
XL Group PLC	6,270	245,659

		424,060
Internet & Catalog Retail – 2.6%
Liberty Interactive Corp. QVC Group., Class A(1)	9,103	248,694

		248,694
Internet Software & Services – 7.7%
Alphabet, Inc., Class A(1)	400	311,204
Facebook, Inc., Class A(1)	2,349	245,846
Match Group, Inc.(1)	13,410	181,706

		738,756
IT Services – 1.3%
Visa, Inc., Class A	1,620	125,631

		125,631
Media – 4.3%
Liberty Broadband Corp., Class C(1)	2,830	146,764
Twenty-First Century Fox, Inc., Class A	9,787	265,815

		412,579
Metals & Mining – 1.4%
Royal Gold, Inc.	2,090	76,222
Stillwater Mining Co.(1)	6,470	55,448

		131,670
Oil, Gas & Consumable Fuels – 4.2%
Chevron Corp.	2,044	183,878
Diamondback Energy, Inc.(1)	1,450	97,005
EOG Resources, Inc.	1,760	124,591

		405,474

18	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FOCUSED OPPORTUNITY FUND

December 31, 2015	Shares	Value
Personal Products – 2.1%
The Estee Lauder Companies, Inc., Class A	2,248	$197,959

		197,959
Pharmaceuticals – 3.8%
Allergan PLC(1)	765	239,062
Jazz Pharmaceuticals PLC(1)	876	123,131

		362,193
Real Estate Investment Trusts – 3.0%
Equity Commonwealth(1)	7,460	206,866
Iron Mountain, Inc.	2,850	76,978

		283,844
Semiconductors & Semiconductor Equipment – 5.1%
Lam Research Corp.	3,030	240,643
NXP Semiconductors N.V.(1)	2,908	244,999

		485,642
Software – 3.8%
Cadence Design Systems, Inc.(1)	9,580	199,360
CommVault Systems, Inc.(1)	4,272	168,103

		367,463
Specialty Retail – 1.6%
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	841	155,585

		155,585
Total Common Stocks (Cost $8,699,439)		8,713,421

	Principal Amount	Value
Repurchase Agreements – 2.2%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $216,001, due 1/4/2016(2)	$216,000	216,000
Total Repurchase Agreements (Cost $216,000)		216,000
Total Investments Before Securities Sold Short - 93.1% (Cost $8,915,439)		8,929,421
Total Securities Sold Short - (50.0)% (Proceeds $4,983,753)		(4,794,949)
Other Assets, Net - 56.9%		5,455,957
Total Net Assets - 100.0%		$9,590,429

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	19

SCHEDULE OF INVESTMENTS — RS FOCUSED OPPORTUNITY FUND

December 31, 2015	Shares	Value
Common Stocks Sold Short – (48.0)%
Automobiles – (0.7)%
Ford Motor Co.	(4,896)	$(68,985)

		(68,985)
Banks – (2.4)%
Bank of Hawaii Corp.	(1,200)	(75,480)
Bank of the Ozarks, Inc.	(1,540)	(76,168)
United Bankshares, Inc.	(2,050)	(75,830)

		(227,478)
Beverages – (1.0)%
The Coca-Cola Co.	(2,228)	(95,715)

		(95,715)
Capital Markets – (1.2)%
Janus Capital Group, Inc.	(4,320)	(60,869)
LPL Financial Holdings, Inc.	(1,240)	(52,886)

		(113,755)
Chemicals – (3.3)%
Celanese Corp., Series A	(850)	(57,231)
Ecolab, Inc.	(601)	(68,742)
HB Fuller Co.	(2,129)	(77,645)
PolyOne Corp.	(1,520)	(48,275)
WR Grace & Co.(1)	(700)	(69,713)

		(321,606)
Commercial Services & Supplies – (1.7)%
Covanta Holding Corp.	(3,692)	(57,189)
Matthews International Corp., Class A	(1,304)	(69,699)
Mobile Mini, Inc.	(1,160)	(36,111)

		(162,999)
Communications Equipment – (0.8)%
Ciena Corp.(1)	(3,580)	(74,070)

		(74,070)
Construction & Engineering – (1.1)%
AECOM(1)	(2,250)	(67,567)
Granite Construction, Inc.	(900)	(38,619)

		(106,186)
Construction Materials – (1.4)%
Martin Marietta Materials, Inc.	(450)	(61,461)
Vulcan Materials Co.	(800)	(75,976)

		(137,437)
Diversified Financial Services – (1.3)%
CME Group, Inc.	(540)	(48,924)
McGraw Hill Financial, Inc.	(770)	(75,907)

		(124,831)

20	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FOCUSED OPPORTUNITY FUND

December 31, 2015	Shares	Value
Electrical Equipment – (0.9)%
AMETEK, Inc.	(1,550)	$(83,064)

		(83,064)
Electronic Equipment, Instruments & Components – (2.9)%
Amphenol Corp., Class A	(1,430)	(74,689)
FARO Technologies, Inc.(1)	(1,960)	(57,859)
FLIR Systems, Inc.	(2,478)	(69,558)
SYNNEX Corp.	(870)	(78,239)

		(280,345)
Food Products – (0.8)%
The Kraft Heinz Co.	(1,075)	(78,217)

		(78,217)
Health Care Providers & Services – (0.3)%
Patterson Cos, Inc.	(629)	(28,437)

		(28,437)
Health Care Technology – (0.8)%
Cerner Corp.(1)	(1,300)	(78,221)

		(78,221)
Hotels, Restaurants & Leisure – (2.9)%
Carnival Corp.	(1,260)	(68,645)
Marriott International, Inc., Class A	(632)	(42,369)
Norwegian Cruise Line Holdings Ltd.(1)	(1,190)	(69,734)
Royal Caribbean Cruises Ltd.	(920)	(93,113)

		(273,861)
Household Durables – (3.0)%
D.R. Horton, Inc.	(2,646)	(84,751)
Lennar Corp., Class A	(1,603)	(78,403)
TRI Pointe Group, Inc.(1)	(5,855)	(74,183)
Whirlpool Corp.	(350)	(51,404)

		(288,741)
Household Products – (1.5)%
HRG Group, Inc.(1)	(4,730)	(64,139)
The Procter & Gamble Co.	(1,000)	(79,410)

		(143,549)
Independent Power & Renewable Electricity Producers – (0.8)%
Pattern Energy Group, Inc.	(3,565)	(74,544)

		(74,544)
Insurance – (2.2)%
American Equity Investment Life Holding Co.	(1,080)	(25,952)
Arthur J Gallagher & Co.	(1,170)	(47,900)
Brown & Brown, Inc.	(2,500)	(80,250)
Marsh & McLennan Companies, Inc.	(1,040)	(57,668)

		(211,770)

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	21

SCHEDULE OF INVESTMENTS — RS FOCUSED OPPORTUNITY FUND

December 31, 2015	Shares	Value
Internet Software & Services – (0.9)%
CoStar Group, Inc.(1)	(401)	$(82,883)

		(82,883)
IT Services – (2.0)%
Automatic Data Processing, Inc.	(1,010)	(85,567)
International Business Machines Corp.	(794)	(109,270)

		(194,837)
Life Sciences Tools & Services – (0.8)%
Bio-Techne Corp.	(820)	(73,800)

		(73,800)
Media – (0.8)%
Thomson Reuters Corp.	(2,037)	(77,100)

		(77,100)
Metals & Mining – (1.3)%
Kaiser Aluminum Corp.	(980)	(81,987)
Nucor Corp.	(1,160)	(46,748)

		(128,735)
Oil, Gas & Consumable Fuels – (2.8)%
Newfield Exploration Co.(1)	(2,380)	(77,493)
Parsley Energy, Inc., Class A(1)	(4,370)	(80,626)
Spectra Energy Corp.	(2,254)	(53,961)
World Fuel Services Corp.	(1,400)	(53,844)

		(265,924)
Paper & Forest Products – (0.9)%
Louisiana-Pacific Corp.(1)	(4,785)	(86,178)

		(86,178)
Road & Rail – (0.6)%
Landstar System, Inc.	(966)	(56,656)

		(56,656)
Software – (2.8)%
FireEye, Inc.(1)	(2,190)	(45,420)
Oracle Corp.	(2,645)	(96,622)
Splunk, Inc.(1)	(1,100)	(64,691)
Workday, Inc., Class A(1)	(770)	(61,354)

		(268,087)
Specialty Retail – (1.2)%
CarMax, Inc.(1)	(1,200)	(64,764)
Monro Muffler Brake, Inc.	(730)	(48,340)

		(113,104)
Tobacco – (1.9)%
Philip Morris International, Inc.	(1,407)	(123,689)

22	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FOCUSED OPPORTUNITY FUND

December 31, 2015	Shares	Value
Tobacco (continued)
Reynolds American, Inc.	(1,250)	$(57,688)

		(181,377)
Trading Companies & Distributors – (0.5)%
Air Lease Corp.	(1,560)	(52,229)

		(52,229)
Transportation Infrastructure – (0.5)%
Wesco Aircraft Holdings, Inc.(1)	(4,043)	(48,395)

		(48,395)
Total Common Stocks Sold Short (Proceeds $4,815,618)		(4,603,116)

	Shares	Value
Exchange-Traded Funds Sold Short – (2.0)%
iShares Nasdaq Biotechnology ETF	(567)	(191,833)
Total Exchange-Traded Funds Sold Short (Proceeds $168,135)		(191,833)
Total Securities Sold Short - (50.0)% (Proceeds $4,983,753)		$(4,794,949)

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FNMA	2.625%	9/6/2024	$224,125

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$8,713,421	$—	$—	$8,713,421

Repurchase Agreements	—	216,000	—	216,000

Securities Sold Short:
Common Stocks	(4,603,116)	—	—	(4,603,116)

Exchange-Traded Funds	(191,833)	—	—	(191,833)

Total	$3,918,472	$216,000	$—	$4,134,472

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	23

SCHEDULE OF INVESTMENTS — RS FOCUSED GROWTH OPPORTUNITY FUND

December 31, 2015	Shares	Value
Common Stocks – 89.8%
Aerospace & Defense – 2.3%
Hexcel Corp.	6,857	$318,508
Raytheon Co.	1,100	136,983

		455,491
Banks – 4.4%
SVB Financial Group(1)	3,030	360,267
Western Alliance Bancorp(1)	14,312	513,228

		873,495
Biotechnology – 8.4%
Amicus Therapeutics, Inc.(1)	3,075	29,827
BioMarin Pharmaceutical, Inc.(1)	1,600	167,616
Bluebird Bio, Inc.(1)	462	29,670
Celgene Corp.(1)	3,635	435,328
Gilead Sciences, Inc.	4,130	417,915
Juno Therapeutics, Inc.(1)	667	29,328
Kite Pharma, Inc.(1)	471	29,023
Ligand Pharmaceuticals, Inc.(1)	2,112	228,983
Sage Therapeutics, Inc.(1)	507	29,558
Spark Therapeutics, Inc.(1)	647	29,315
Ultragenyx Pharmaceutical, Inc.(1)	2,190	245,674

		1,672,237
Building Product – 2.7%
Fortune Brands Home & Security, Inc.	9,717	539,294

		539,294
Chemicals – 1.5%
Chemtura Corp.(1)	11,020	300,515

		300,515
Commercial Services & Supplies – 1.5%
Ritchie Bros. Auctioneers, Inc.	12,500	301,375

		301,375
Communications Equipment – 0.6%
Palo Alto Networks, Inc.(1)	640	112,730

		112,730
Containers & Packaging – 4.7%
Graphic Packaging Holding Co.	31,630	405,813
WestRock Co.	11,521	525,588

		931,401
Food & Staples Retailing – 2.9%
CVS Health Corp.	5,905	577,332

		577,332

24	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FOCUSED GROWTH OPPORTUNITY FUND

December 31, 2015	Shares	Value
Food Products – 5.7%
Pinnacle Foods, Inc.	14,160	$601,233
The JM Smucker Co.	4,290	529,129

		1,130,362
Health Care Equipment & Supplies – 7.6%
Align Technology, Inc.(1)	3,910	257,473
Edwards Lifesciences Corp.(1)	3,153	249,024
Hologic, Inc.(1)	10,410	402,763
STERIS PLC	4,385	330,366
West Pharmaceutical Services, Inc.	4,532	272,917

		1,512,543
Hotels, Restaurants & Leisure – 4.8%
Red Robin Gourmet Burgers, Inc.(1)	5,710	352,536
Six Flags Entertainment Corp.	11,080	608,735

		961,271
Industrial Conglomerates – 3.0%
General Electric Co.	19,370	603,376

		603,376
Internet Software & Services – 10.5%
Alphabet, Inc., Class A(1)	781	607,626
comScore, Inc.(1)	5,000	205,750
Facebook, Inc., Class A(1)	6,407	670,557
LogMeIn, Inc.(1)	6,890	462,319
Match Group, Inc.(1)	11,250	152,437

		2,098,689
IT Services – 1.7%
Visa, Inc., Class A	4,288	332,534

		332,534
Media – 3.9%
IMAX Corp.(1)	11,577	411,447
The Walt Disney Co.	3,540	371,983

		783,430
Multiline Retail – 2.6%
Dollar Tree, Inc.(1)	6,600	509,652

		509,652
Oil, Gas & Consumable Fuels – 2.3%
Diamondback Energy, Inc.(1)	2,505	167,584
EOG Resources, Inc.	4,097	290,027

		457,611
Personal Products – 2.6%
The Estee Lauder Companies, Inc., Class A	5,804	511,100

		511,100

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	25

SCHEDULE OF INVESTMENTS — RS FOCUSED GROWTH OPPORTUNITY FUND

December 31, 2015	Shares	Value
Pharmaceuticals – 1.3%
Jazz Pharmaceuticals PLC(1)	1,833	$257,646

		257,646
Semiconductors & Semiconductor Equipment – 5.7%
Lam Research Corp.	7,515	596,841
NXP Semiconductors N.V.(1)	6,514	548,805

		1,145,646
Software – 1.0%
Activision Blizzard, Inc.	5,064	196,027

		196,027
Specialty Retail – 5.0%
Restoration Hardware Holdings, Inc.(1)	3,400	270,130
The Home Depot, Inc.	3,050	403,363
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	1,756	324,860

		998,353
Textiles, Apparel & Luxury Goods – 3.1%
Carter’s, Inc.	3,700	329,411
Steven Madden Ltd.(1)	9,820	296,760

		626,171
Total Common Stocks (Cost $17,309,740)		17,888,281

	Principal Amount	Value
Repurchase Agreements – 6.5%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $1,304,004, due 1/4/2016(2)	$1,304,000	1,304,000
Total Repurchase Agreements (Cost $1,304,000)		1,304,000
Total Investments Before Securities Sold Short – 96.3% (Cost $18,613,740)		19,192,281
Total Securities Sold Short – (49.9)% (Proceeds $10,278,033)		(9,950,985)
Other Assets, Net – 53.6%		10,688,956
Total Net Assets – 100.0%		$19,930,252

26	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FOCUSED GROWTH OPPORTUNITY FUND

December 31, 2015	Shares	Value
Common Stocks Sold Short – (47.4)%
Aerospace & Defense – (0.7)%
TransDigm Group, Inc.(1)	(630)	$(143,924)

		(143,924)
Capital Markets – (2.9)%
Bank of New York Mellon Corp.	(3,900)	(160,758)
BlackRock, Inc.	(541)	(184,221)
Legg Mason, Inc.	(3,457)	(135,618)
LPL Financial Holdings, Inc.	(2,460)	(104,919)

		(585,516)
Chemicals – (3.7)%
Celanese Corp., Series A	(1,720)	(115,808)
Ecolab, Inc.	(1,230)	(140,687)
HB Fuller Co.	(4,474)	(163,167)
PolyOne Corp.	(3,090)	(98,138)
PPG Industries, Inc.	(880)	(86,962)
WR Grace & Co.(1)	(1,300)	(129,467)

		(734,229)
Commercial Services & Supplies – (2.8)%
Covanta Holding Corp.	(9,045)	(140,107)
G&K Services, Inc., Class A	(2,750)	(172,975)
Healthcare Services Group, Inc.	(2,950)	(102,867)
Matthews International Corp., Class A	(2,701)	(144,368)

		(560,317)
Communications Equipment – (0.4)%
Ciena Corp.(1)	(3,965)	(82,036)

		(82,036)
Construction & Engineering – (1.1)%
AECOM(1)	(4,610)	(138,438)
Granite Construction, Inc.	(1,812)	(77,753)

		(216,191)
Construction Materials – (1.5)%
Martin Marietta Materials, Inc.	(980)	(133,848)
Vulcan Materials Co.	(1,670)	(158,600)

		(292,448)
Distributors – (0.8)%
LKQ Corp.(1)	(5,610)	(166,224)

		(166,224)
Diversified Consumer Services – (0.7)%
Service Corp. International	(5,540)	(144,151)

		(144,151)

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	27

SCHEDULE OF INVESTMENTS — RS FOCUSED GROWTH OPPORTUNITY FUND

December 31, 2015	Shares	Value
Diversified Financial Services – (0.6)%
CME Group, Inc.	(1,260)	$(114,156)

		(114,156)
Electronic Equipment, Instruments & Components – (2.1)%
Amphenol Corp., Class A	(2,480)	(129,531)
FARO Technologies, Inc.(1)	(4,760)	(140,515)
SYNNEX Corp.	(1,757)	(158,007)

		(428,053)
Food Products – (0.9)%
The Kraft Heinz Co.	(1,390)	(101,136)
The WhiteWave Foods Co.(1)	(2,100)	(81,711)

		(182,847)
Health Care Equipment & Supplies – (2.5)%
IDEXX Laboratories, Inc.(1)	(1,980)	(144,381)
Stryker Corp.	(1,689)	(156,976)
Teleflex, Inc.	(1,540)	(202,433)

		(503,790)
Health Care Providers & Services – (0.8)%
Patterson Companies, Inc.	(3,714)	(167,910)

		(167,910)
Health Care Technology – (0.4)%
Cerner Corp.(1)	(1,300)	(78,221)

		(78,221)
Hotels, Restaurants & Leisure – (3.7)%
Buffalo Wild Wings, Inc.(1)	(395)	(63,062)
Carnival Corp.	(3,400)	(185,232)
Marriott International, Inc., Class A	(1,281)	(85,878)
Norwegian Cruise Line Holdings Ltd.(1)	(3,134)	(183,653)
Royal Caribbean Cruises Ltd.	(2,130)	(215,577)

		(733,402)
Household Durables – (3.7)%
D.R. Horton, Inc.	(5,427)	(173,827)
Lennar Corp., Class A	(3,820)	(186,836)
M/I Homes, Inc.(1)	(4,377)	(95,944)
TRI Pointe Homes, Inc.(1)	(12,006)	(152,116)
Whirlpool Corp.	(820)	(120,433)

		(729,156)
Household Products – (0.8)%
HRG Group, Inc.(1)	(11,201)	(151,886)

		(151,886)

28	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FOCUSED GROWTH OPPORTUNITY FUND

December 31, 2015	Shares	Value
Internet Software & Services – (0.6)%
CoStar Group, Inc.(1)	(613)	$(126,701)

		(126,701)
IT Services – (2.3)%
Automatic Data Processing, Inc.	(2,251)	(190,705)
International Business Machines Corp.	(1,436)	(197,622)
MAXIMUS, Inc.	(1,400)	(78,750)

		(467,077)
Life Sciences Tools & Services – (0.8)%
PerkinElmer, Inc.	(2,830)	(151,603)

		(151,603)
Machinery – (0.1)%
Watts Water Technologies, Inc., Class A	(618)	(30,696)

		(30,696)
Media – (0.4)%
The EW Scripps Co., Class A	(4,180)	(79,420)

		(79,420)
Metals & Mining – (0.8)%
Kaiser Aluminum Corp.	(1,800)	(150,588)

		(150,588)
Oil, Gas & Consumable Fuels – (3.0)%
Newfield Exploration Co.(1)	(4,960)	(161,497)
Parsley Energy, Inc., Class A(1)	(9,100)	(167,895)
RSP Permian, Inc.(1)	(6,615)	(161,340)
World Fuel Services Corp.	(2,752)	(105,842)

		(596,574)
Paper & Forest Products – (0.9)%
Louisiana-Pacific Corp.(1)	(9,780)	(176,138)

		(176,138)
Professional Services – (0.5)%
The Advisory Board Co.(1)	(1,995)	(98,972)

		(98,972)
Road & Rail – (0.8)%
AMERCO	(410)	(159,695)

		(159,695)
Software – (2.2)%
FireEye, Inc.(1)	(4,550)	(94,367)
Mentor Graphics Corp.	(4,265)	(78,562)
Splunk, Inc.(1)	(2,141)	(125,912)
Workday, Inc., Class A(1)	(1,750)	(139,440)

		(438,281)

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	29

SCHEDULE OF INVESTMENTS — RS FOCUSED GROWTH OPPORTUNITY FUND

December 31, 2015	Shares	Value
Specialty Retail – (1.6)%
CarMax, Inc.(1)	(2,852)	$(153,922)
Monro Muffler Brake, Inc.	(2,430)	(160,915)

		(314,837)
Textiles, Apparel & Luxury Goods – (0.3)%
Crocs, Inc.(1)	(5,230)	(53,555)

		(53,555)
Thrifts & Mortgage Finance – (0.4)%
TFS Financial Corp.	(4,210)	(79,274)

		(79,274)
Tobacco – (2.1)%
Philip Morris International, Inc.	(2,886)	(253,708)
Reynolds American, Inc.	(3,470)	(160,141)

		(413,849)
Trading Companies & Distributors – (0.5)%
Aircastle Ltd.	(4,960)	(103,614)

		(103,614)
Total Common Stocks Sold Short (Proceeds $9,775,333)		(9,455,331)

	Shares	Value
Exchange-Traded Funds Sold Short – (2.5)%
iShares Nasdaq Biotechnology ETF	(1,465)	(495,654)
Total Exchange-Traded Funds Sold Short (Proceeds $502,700)		(495,654)
Total Securities Sold Short – (49.9)% (Proceeds $10,278,033)		$(9,950,985)

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FNMA	2.625%	9/6/2024	$1,334,563

30	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FOCUSED GROWTH OPPORTUNITY FUND

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$17,888,281	$—	$—	$17,888,281

Repurchase Agreements	—	1,304,000	—	1,304,000

Securities Sold Short:
Common Stocks	(9,455,331)	—	—	(9,455,331)

Exchange-Traded Funds	(495,654)	—	—	(495,654)

Total	$7,937,296	$1,304,000	$—	$9,241,296

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	31

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2015	RS Focused Opportunity	RS Focused Growth Opportunity
Assets
Investments, at value	$8,929,421	$19,192,281
Cash	—	506,860
Cash deposits with broker for securities sold short	5,427,883	9,928,790
Receivable for investments sold	474,236	809,880
Dividends receivable	6,551	14,023
Prepaid expenses	12,636	12,957

Total Assets	14,850,727	30,464,791

Liabilities
Securities sold short, at value	4,794,949	9,950,985
Payable for investments purchased	397,937	511,345
Payable to custodian	20,568	—
Dividends/interest payable for securities sold short	13,552	23,041
Payable to adviser	3,552	17,215
Accrued trustees’ fees	302	639
Payable to distributor	136	283
Accrued expenses/other liabilities	29,302	31,031

Total Liabilities	5,260,298	10,534,539

Total Net Assets	$9,590,429	$19,930,252

Net Assets Consist of:
Paid-in capital	$10,108,691	$20,059,582
Accumulated net investment loss	(33,105)	(33,105)
Accumulated net realized loss from investments, futures contracts and securities sold short	(687,943)	(1,001,814)
Net unrealized appreciation on investments and securities sold short	202,786	905,589

Total Net Assets	$9,590,429	$19,930,252

Investments, at Cost	$8,915,439	$18,613,740

Securities Sold Short, Proceeds	$4,983,753	$10,278,033

Pricing of Shares
Net Assets:
Class A	$2,851,074	$5,907,688
Class C	933,308	1,947,001
Class Y	5,806,047	12,075,563
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	303,570	603,058
Class C	100,000	200,000
Class Y	616,904	1,230,064
Net Asset Value Per Share:
Class A	$9.39	$9.80
Class C	9.33	9.74
Class Y	9.41	9.82
Sales Charge Class A (Load)	4.75%	4.75%
Maximum Offering Price Per Class A Share	$9.86	$10.29

32	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statements of Operations For the Period Ended December 31, 2015	RS Focused Opportunity[1]	RS Focused Growth Opportunity[1]
Investment Income
Dividends	$104,361	$148,536
Interest	6	23
Withholding taxes on foreign dividends	(444)	(947)

Total Investment Income	103,923	147,612

Expenses
Investment advisory fees	103,893	209,967
Dividend expense on securities sold short	66,943	119,145
Offering costs	47,412	47,412
Custodian fees	36,282	37,389
Professional fees	21,090	22,449
Distribution fees	14,339	29,113
Interest expense on securities sold short	12,883	26,036
Transfer agent fees	10,012	11,772
Registration fees	8,327	7,873
Administrative service fees	4,969	5,636
Shareholder reports	3,775	7,141
Trustees’ fees	674	1,387
Insurance expense	194	387
Other expenses	795	1,589

Total Expenses	331,588	527,296

Less: Fee waiver by adviser	(100,129)	(75,537)

Total Expenses, Net	231,459	451,759

Net Investment Loss	(127,536)	(304,147)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Futures Contracts and Securities Sold Short
Net realized loss from investments	(703,991)	(650,652)
Net realized loss from futures contracts	(198,336)	(397,995)
Net realized gain from securities sold short	215,012	47,708
Net change in unrealized appreciation/depreciation on investments	13,982	578,541
Net change in unrealized appreciation/depreciation on securities sold short	188,804	327,048

Net Loss on Investments, Futures Contracts and Securities Sold Short	(484,529)	(95,350)

Net Decrease in Net Assets Resulting from Operations	$(612,065)	$(399,497)

[1]	Commenced operations on March 2, 2015.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	33

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS Focused Opportunity	RS Focused Growth Opportunity

	For the Period Ended 12/31/15[1]	For the Period Ended 12/31/15[1]

Operations
Net investment loss	$(127,536)	$(304,147)
Net realized loss from investments, futures contracts and securities sold short	(687,315)	(1,000,939)
Net change in unrealized appreciation/depreciation on investments and securities sold short	202,786	905,589

Net Decrease in Net Assets Resulting from Operations	(612,065)	(399,497)

Capital Share Transactions
Proceeds from sales of shares	10,202,494	20,342,196
Cost of shares redeemed	—	(12,447)

Net Increase in Net Assets Resulting from Capital Share Transactions	10,202,494	20,329,749

Net Increase in Net Assets	9,590,429	19,930,252

Net Assets
Beginning of period	—	—

End of period	$9,590,429	$19,930,252

Accumulated Net Investment Loss Included in Net Assets	$(33,105)	$(33,105)

Other Information:
Shares
Sold	1,020,474	2,034,384
Redeemed	—	(1,262)

Net Increase	1,020,474	2,033,122

[1]	Commenced operations on March 2, 2015.

34	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

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www.rsinvestments.com	35

FINANCIAL INFORMATION

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Loss[3]	Net Realized and Unrealized Loss	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Focused Opportunity Fund
Class A
Period From 2/27/15[1] to 12/31/15[2]	$10.00	$(0.13)	$(0.48)	$(0.61)	$—	$—

Class C
Period From 2/27/15[1] to 12/31/15[2]	$10.00	$(0.19)	$(0.48)	$(0.67)	$—	$—

Class Y
Period From 2/27/15[1] to 12/31/15[2]	$10.00	$(0.11)	$(0.48)	$(0.59)	$—	$—

RS Focused Growth Opportunity Fund
Class A
Period From 2/27/15[1] to 12/31/15[2]	$10.00	$(0.16)	$(0.04)	$(0.20)	$—	$—

Class C
Period From 2/27/15[1] to 12/31/15[2]	$10.00	$(0.22)	$(0.04)	$(0.26)	$—	$—

Class Y
Period From 2/27/15[1] to 12/31/15[2]	$10.00	$(0.14)	$(0.04)	$(0.18)	$—	$—

Distributions reflect actual per-share amounts distributed for the period.

[1]	Inception date.

[2]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Offering costs, included in the expense ratios, are not annualized.

36	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[4]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[5]	Net Ratio of Expenses Excluding Interest and Dividend Expenses on Securities Sold Short[5]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[5]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$9.39	(6.10)%	$2,851	2.77%	1.81%	3.99%	(1.61)%	(2.83)%	139%

$—	$9.33	(6.70)%	$933	3.52%	2.56%	4.96%	(2.36)%	(3.80)%	139%

$—	$9.41	(5.90)%	$5,806	2.52%	1.56%	3.68%	(1.36)%	(2.52)%	139%

$—	$9.80	(2.00)%	$5,908	2.73%	1.86%	3.18%	(1.89)%	(2.34)%	152%

$—	$9.74	(2.60)%	$1,947	3.48%	2.61%	4.04%	(2.64)%	(3.20)%	152%

$—	$9.82	(1.80)%	$12,075	2.48%	1.61%	2.90%	(1.64)%	(2.06)%	152%

[3]	Calculated based on the average shares outstanding during the period.

[4]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[5]

Net Ratio of Expenses to Average Net Assets, Net Ratio of Expenses Excluding Interest and Dividend Expenses on Securities Sold Short and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers and expense limitations.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	37

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2015

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to two series offered by the Trust: RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund (each a “Fund,” collectively the “Funds”). Both Funds are diversified funds. The Funds commenced operations on March 2, 2015. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Funds offer Class A, C and Y shares. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices for long positions and ask prices for short positions. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices for long positions and ask prices for short positions. Repurchase agreements are carried at cost, which approximates market value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

38	www.rsinvestments.com

NOTES TO FINANCIAL STATEMENTS

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the period ended December 31, 2015, the Funds had no securities classified as Level 3.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the period ended December 31, 2015, there were no transfers between Level 1, Level 2 and Level 3.

www.rsinvestments.com	39

NOTES TO FINANCIAL STATEMENTS

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Funds’ Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

40	www.rsinvestments.com

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2015, the Trust has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the period ended December 31, 2015, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal tax authorities and state authorities since the Funds’ inception.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Short Sales Short sales are transactions in which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale are typically retained by the broker until the short position is closed out. The value of the assets pledged as collateral on short sales executed by a Fund is required to be equal to at least 100% of the value of the securities sold short by the Fund. A Fund also incurs transaction costs in effecting short sales.

The value of the open short position is recorded as a liability and a Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. The Fund records a realized gain or loss when the short position is closed out and the borrowed security has been returned. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

e. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

f. Futures Contracts The Funds may enter into financial futures contracts. In entering into such contracts, the Funds are required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Funds, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Funds. Daily changes in variation

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NOTES TO FINANCIAL STATEMENTS

margin are recognized as unrealized gains or losses by the Funds. The Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses, and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets attributable to each class at the beginning of the day.

h. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

i. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

k. Offering Costs Offering costs are accounted for on an accrual basis. Offering costs are expensed over a 12-month period. These costs include legal, printing, administration and other expenses associated with the initial registration of a Fund.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Focused Opportunity Fund	1.25%
RS Focused Growth Opportunity Fund	1.25%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2016, to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the

42	www.rsinvestments.com

NOTES TO FINANCIAL STATEMENTS

Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), dividend and interest expense on short sales, and extraordinary expenses) to the following rates:

Fund	Expense Limitation
	Class A	Class C	Class Y
RS Focused Opportunity Fund	1.90%	2.65%	1.65%
RS Focused Growth Opportunity Fund	1.90%	2.65%	1.65%

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with RSFD for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, RSFD is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the period ended December 31, 2015, RSFD received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Focused Opportunity Fund	Class A	0.25%	$6,168
	Class C	1.00%	8,171
	Class Y	0.00%	—
RS Focused Growth Opportunity Fund	Class A	0.25%	$12,513
	Class C	1.00%	16,600
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts, which expenses are allocable to RSFD. RS Investments compensates RSFD for its services in connection with the promotion of Fund shares and reimburses RSFD for its expenses, including payments made by RSFD to third parties in respect of the promotion of Fund shares in excess of amounts received by RSFD under the distribution plan. In addition to payments under the distribution plan, the Funds reimburse RSFD for payments RSFD makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations as “Transfer agent fees.”

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NOTES TO FINANCIAL STATEMENTS

Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the period ended December 31, 2015, PAS informed the Trust it received $1,830,481 directly or indirectly from RSFD as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the period ended December 31, 2015, aggregate front-end sales charges for the sale of Class A shares paid to RSFD were as follows:

Fund	Sales Charges
RS Focused Opportunity Fund	$164
RS Focused Growth Opportunity Fund	54

RSFD is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the period ended December 31, 2015, there were no CDSL charges imposed.

See Note 4b for information on ownership concentration by affiliates of the Funds.

Note 3 Federal Income Taxes

a. Distributions to Shareholders There were no distributions paid to shareholders during the period ended December 31, 2015.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2015, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
RS Focused Opportunity Fund	$(93,803)	$94,431	$(628)
RS Focused Growth Opportunity Fund	(270,167)	271,042	(875)

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During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

See the chart below for capital loss carryovers available to the Funds at December 31, 2015.

Fund	No Expiration
RS Focused Opportunity Fund	$543,423
RS Focused Growth Opportunity Fund	981,542

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the period ended December 31, 2015, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Focused Opportunity Fund	$134,089

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2015, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Focused Opportunity Fund	$3,938,833	$195,639	$715,371	$(519,732)
RS Focused Growth Opportunity Fund	8,355,979	885,317	1,697,994	(812,677)

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NOTES TO FINANCIAL STATEMENTS

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Focused Opportunity Fund

	For the Period Ended 12/31/15[1]
	Shares	Amount
Class A
Shares sold	303,570	$3,033,786

Net increase	303,570	$3,033,786

Class C
Shares sold	100,000	$1,000,000

Net increase	100,000	$1,000,000

Class Y
Shares sold	616,904	$6,168,708

Net increase	616,904	$6,168,708

[1]	Inception date was February 27, 2015.

RS Focused Growth Opportunity Fund

	For the Period Ended 12/31/15[1]
	Shares	Amount
Class A
Shares sold	603,058	$6,030,577

Net increase	603,058	$6,030,577

Class C
Shares sold	200,000	$2,000,000

Net increase	200,000	$2,000,000

Class Y
Shares sold	1,231,326	$12,311,619
Shares redeemed	(1,262)	(12,447)

Net increase	1,230,064	$12,299,172

[1]	Inception date was February 27, 2015.

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b. Shareholder Concentration As of December 31, 2015, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders		Percentage of Net Assets
RS Focused Opportunity Fund	1	*	97.99%
RS Focused Growth Opportunity Fund	1	*	98.38%
*	The shareholder is Guardian Life.

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the period ended December 31, 2015, were as follows:

	Cost of Investments Purchased		Proceeds from Investments Sold
Fund	Other Investments	Cover Securities Sold Short	Other Investments	Securities Sold Short
RS Focused Opportunity Fund	$17,714,857	$5,865,006	$8,310,377	$10,983,395
RS Focused Growth Opportunity Fund	36,189,524	13,731,280	18,228,680	23,904,306

b. Derivative Instruments The following is a summary of the effect of the Funds’ financial futures contracts on the Statement of Operations for the period ended December 31, 2015.

Fund	Derivative Instrument Type	Location of Loss on Derivatives Recognized in income	Amount
RS Focused Opportunity Fund	Financial Futures Contracts	Net realized loss from futures contracts	$(198,336)
RS Focused Growth Opportunity Fund	Financial Futures Contracts	Net realized loss from futures contracts	(397,995)

See the chart below for the average monthly face value in futures contracts during the period ended December 31, 2015:

Fund	Short Futures Contracts	Long Futures Contracts
RS Focused Opportunity Fund	(297,646)	—
RS Focused Growth Opportunity Fund	(595,292)	—

RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund used E-mini S&P 500 futures contracts to provide short exposure to an index of equity securities.

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NOTES TO FINANCIAL STATEMENTS

c. Short Sales Short sales are transactions in which a Fund sells a security it does not own. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. An increase in the value of a security sold short by the Funds over the price at which it was sold short will result in a loss to the Funds. There can be no assurance that the Funds will be able to close out the position at any particular time or at an acceptable price.

d. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

e. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 6 Temporary Borrowings

Effective August 17, 2015, the Funds, with other funds managed by RS Investments, are parties to a $350 million committed revolving credit facility from State Street Bank and Trust Company and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing. For the period January 1, 2015 through August 16, 2015, the Funds, with other funds managed by RS Investments, were parties to a $400 million committed revolving credit facility from State Street Bank and Trust Company under similar terms. Under the terms of both credit facilities, in addition to the interest charged on any borrowings by a fund, each fund pays a commitment fee of 0.11% per annum on its share of the unused portion of the credit facilities.

For the period ended December 31, 2015, the Funds did not borrow under the facilities.

Note 7 Sales Transaction

On December 18, 2015, Victory Capital Management Inc. (“Victory Capital”) announced it had agreed to acquire RS Investments. The transaction, which is expected to close by

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NOTES TO FINANCIAL STATEMENTS

the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and consents, including approvals related to the Funds.

On January 19, 2016, the Board of Trustees of the Trust approved the reorganization of each of the Funds into a corresponding, newly-formed fund within the Victory family of funds (each, an “Acquiring Fund”) (the “Reorganizations”). Victory Capital will serve as the investment adviser to each Acquiring Fund. RS Investments anticipates that each Acquiring Fund will be managed by the same investment management team at RS Investments that currently manages the corresponding Fund and that the investment objective, principal investment strategies and principal risks of each Acquiring Fund will be substantially identical to those of the corresponding Fund.

The Reorganizations are subject to approval by shareholders of the Funds.

Note 8 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 9 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Focused Opportunity Fund

RS Focused Growth Opportunity Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund and the (two of the funds constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period February 27, 2015 (inception date) through December 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 22, 2016

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Park Avenue Institutional Advisers LLC (“Park Avenue”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to RS Global Natural Resources Fund are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 5, 2015, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Sub-Advisory Agreement for RS Global Natural Resources Fund by and between RS Investments and SailingStone, which was previously approved by the Board on February 13, 2014, and the Investment Advisory Agreement for RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund, which was previously approved by the Board on December 2, 2014, each for an initial two-year term from the date of execution), for the one-year period commencing August 31, 2015. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments

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SUPPLEMENTAL INFORMATION (UNAUDITED)

appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and in this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various ongoing enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by Park Avenue and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to Park Avenue for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance and total expense levels.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted

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that there has been adopted an expense limitation that results in total expenses below the most expensive quartile and closer to median if the peer group is adjusted for a narrower set of more similar funds. For RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that total expenses remain below the top quartile. For RS Low Duration Bond Fund, the Trustees received and requested further analysis from the independent consultant and noted that the decline in assets contributed to an increase in relative expenses and that the tight grouping of this peer group placed the Fund within about 10 basis points of the median level. RS Investments had agreed to a temporary additional expense reduction to improve this Fund’s relative total expenses. For RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees recognized that a directly comparable peer group was not presented, but they were pleased that they had negotiated a further expense limitation with RS Investments. The Trustees noted that RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation keeps the Fund’s total expenses only very slightly into the fourth quartile and that the Fund has enjoyed a very favorable performance record for various periods. The RS Technology Fund’s top quartile management fee is moderated by total expenses below the top quartile of its peer group.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The Trustees noted that the information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same or higher rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, operational, compliance, legal, reporting, and other burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Global Natural Resources Fund, which was ranked in the lowest quartile for the one- and three-year periods and below the median

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for the longer term, but had shown much improved performance for the year-to-date period; (2) RS Investors Fund, which was ranked in the lowest quartile for the one-year period; (3) RS Partners Fund, which was ranked in the lowest quartile for the one- and five-year periods, and below the median for the other periods; (4) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three- and five-year periods; and (5) RS High Yield VIP Series, which was ranked in the lowest quartile for the one-, three-, five- and ten-year periods. The Trustees agreed to monitor closely the performance of these and the other Funds, taking into consideration the following additional considerations: RS Emerging Markets Fund had shown continued signs of improved performance over more recent periods after its change of portfolio management responsibility. The Independent Trustees accepted management’s explanation that RS Tax-Exempt Fund and RS High Yield VIP Series have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Independent Trustees will continue to closely monitor the other Funds about which the Trustees have concerns about relative performance. The Independent Trustees had taken note of RS Investments’ assurances that the performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that continued improvement for many Funds had been shown. The consensus of the Independent Trustees was that RS Investments has shown a commitment to take steps to improve relative performance and communicate openly with the Independent Trustees about performance challenges.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2014, and for the three months ended March 31, 2015. The Trustees noted that RS Investments has told the Board that it continued to invest in the business to maintain high quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of Park Avenue, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information previously presented by the independent consultant indicating that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and recognized that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also recognized that

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some of the largest Funds had declined in asset size, tending to reduce the available economies of scale. The Independent Trustees also noted management’s discussion of the substantial resources devoted over recent years to additional portfolio management, compliance and other professionals.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding Park Avenue, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of Park Avenue, the Trustees determined that the services provided by Park Avenue as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by Park Avenue, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2015.

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Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.rsinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

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Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	33	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	33	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	33	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	33	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	33	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	33	TriLinc Global Impact Fund, LLC (2012–present)

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Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	33	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, Blackrock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Chief Financial Officer and Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A

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Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers (continued)
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.

+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.766.3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

www.rsinvestments.com	59

One Bush Street, Suite 900 San Francisco, CA 94104	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

WWW.RSINVESTMENTS.COM // 800.766.3863	R16-1500 (12/15)

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the year ended December 31, 2015.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Judson Bergman is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees *	Audit-Related Fees	Tax Fees *	All Other Fees
December 31, 2014	$858,770	$—	$206,766	$—
December 31, 2015	$879,727	$—	$228,241	$—

*	Fees are exclusive of out-of-pocket expenses.

Fees for services rendered by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement related directly to the operations and financial reporting of the registrant.

Fiscal Year Ended	Audit- Related Fees	Tax Fees	All Other Fees *
December 31, 2014	$206,979	$—	$47,495
December 31, 2015	$165,000	$—	$40,005

*	Fees are exclusive of out-of-pocket expenses.

Audit-Related Fees represent fees billed in the registrant’s last two fiscal years for services traditionally performed by the registrant’s auditor, including accounting consultation concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

All Other Fees represent fees billed in the registrant’s last two fiscal years for services relating to examination of investment management controls.

(e)(1)	The registrant’s Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

(e)(2)	None, or 0%, of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant are $1,010,578 for 2014 and $770,496 for 2015.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Investment Trust

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 9, 2016

By (Signature and Title)*	/s/ Shelly Chu
Shelly Chu, Treasurer
(Principal Financial Officer)

Date: March 9, 2016